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     EQ ADVISORS TRUST
     ===========================================================================

     Annual Report
     December 31, 1998


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EQ ADVISORS TRUST
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NOTES ON PERFORMANCE

Performance of the EQ Advisors Trust portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities index, and, in some cases, averages of mutual funds having comparable investment objectives. Each of the portfolios' rates of return are net of investment management fees, and expenses of each of the portfolios of the EQ Advisors Trust. Rates of return are annualized. All rates are calculated in accordance with the standards prescribed by the SEC. These rates are not representative of the actual return you would receive under an Equitable variable life insurance policy or annuity contract. No policyowner or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is no indication of future results.

THE BENCHMARKS

Broad-based securities indices are unmanaged, and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

(1) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is an unmanaged index containing common stock of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The Index reflects the reinvestment of dividends, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000 Index ("Russell 2000") is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestment of dividends. It is compiled by the Frank Russell Company.

(3) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

(4) The Morgan Stanley Capital International Emerging Markets Free Price Return Index ("MSCI Emerging Markets Free") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following countries: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea (@50%), Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, SriLanka, Taiwan (@50%), Thailand, Turkey, Venezuela Free. The base date for the index is December 31, 1987. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The average size of the emerging market companies within this index is US$800 million.

(5) Lehman Government/Corporate Bond Index ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market. The "blended" performance numbers (e.g. 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices.

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EQ ADVISORS TRUST
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(6) Salomon Brothers Broad Investment Grade Bond Index ("Salomon Brothers BIG")
is an unmanaged market-weighted index that contains approximately 4,700 individually priced investment grade bonds.

(7) The Lipper Averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based charges or 12b-1 distribution fees. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

GROWTH OF A $10,000 INVESTMENT

The charts shown on the following pages illustrate the total value of an assumed investment in Class 1B shares of each Portfolio of the EQ Advisors Trust. The Class 1A Shares were not available prior to November 24, 1998, and performance information for this class of shares has not been provided. However, the performance results for the Class 1A shares would generally be higher than that for the Class 1B shares since that class of shares is not subject to distribution fees. The periods illustrated are from the inception dates shown through December 31, 1998. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the portfolios. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.


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MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
================================================================================

1998 proved to be yet another very difficult year for value investing, probably the most difficult since the 1990 recession. The fact that cyclically-oriented companies continued to trade at depressed valuation levels translated to an overweight position in Basic Material and Capital Goods holdings in the Portfolio throughout the year, which hurt performance. Although holdings such as Asarco, Louisiana Pacific, Newmont Mining, and International Paper traded at depressed valuation levels, investors generally refused to bid their valuations higher in recognition of the largest valuation dichotomy with growth stocks in decades. Likewise, the inherent value in smaller and medium-cap companies attracted our attention. The small-and medium-cap exposure, despite more attractive valuation levels, did not contribute to relative outperformance during the period. Another area of weakness was Energy and Energy-related holdings.

Several investment decisions were made during the year which made a positive contribution to Portfolio performance. Several companies were taken over including Digital Equipment Corp., Union Texas Petroleum Holdings, Computervision, Dresser Industries, Stone Container, and TIG Holdings. The Portfolio's technology exposure went from an underweight position in the first half of the year to an overweighted position in the fall when this sector was near its low. The subsequent turnaround in technology issues as companies finally began to meet or exceed earnings expectations in the third quarter, served the Portfolio well. Several of the Portfolio's largest holdings at the beginning of the year were eventually scaled back or eliminated as the companies proved successful in executing their turnaround plans.

The Portfolio continues to adhere to its strict value philosophy. In 1999, we remain confident that our bottom-up, value approach to stock selection will continue to reward investors with a long-term investment horizon.

Kevin Rendino, Portfolio Manager

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INVESTMENT OBJECTIVE

Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic investment value.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities that are undervalued.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................... $174.1 million
Number of Issues ................................. 52


LARGEST EQUITY HOLDINGS,AS OF DEC. 31, 1998

Union Pacific Corp. ...............................                    Railroads
Seagram Co., Ltd. .................................                    Beverages
Kimberly-Clark Corp. ..............................                        Paper
Aetna, Inc. .......................................                    Insurance
General Mills, Inc. ...............................                        Foods
CIT Group, Inc., Class A ..........................           Financial Services
Motorola, Inc. ....................................           Telecommunications
Novell, Inc. ......................................                  Electronics
Philip Morris Cos., Inc. ..........................                      Tobacco
Hercules, Inc. ....................................                    Chemicals


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        75.0%
Foreign Stock .....................................                         6.1%
Short-Term & Other ................................                        18.9%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                        1 Year   Since Inception
                                                                   May 1, 1997

Merrill Lynch Basic Value Equity Portfolio ........     11.59%         17.29%
(1) S&P 500 .......................................     28.58%         31.63%
(7) Lipper Growth & Income Funds Average ..........     15.61%         21.89%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998

                           MERRILL LYNCH BASIC
                           VALUE EQUITY PORTFOLIO      S&P 500
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $13,055                     $15,747

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MERRILL LYNCH WORLD STRATEGY PORTFOLIO
================================================================================

For 1998 as a whole, U.S. equities provided the highest return relative to foreign equities and U.S. and foreign fixed income securities. Our increase in the Portfolio's U.S. equity weightings and cash reserves had an overall positive impact on performance. In the foreign equity sector, the overweighting of Europe relative to Japan and emerging markets proved favorable. However, both U.S. and European stock markets were characterized by a significant outperformance for a narrow group of large-capitalization equities. While the Portfolio's position in equities of this type was increased during the fourth quarter, the Portfolio was underweighted in these equities throughout the year. U.S. and foreign bond commitments also positively contributed to overall performance.

In expanding the Portfolio's weighting in U.S. equities, we focused on companies which offered a high degree of earnings visibility, despite an expected slowdown in economic activity. The foreign equity weighting was also increased during the fourth quarter. We are focusing on companies with predictable earnings streams, where the risk of earnings disappointment seems low despite slower economic growth. Our commitment to Japanese equities remains underweight relative to the MSCI EAFE Index. We remain cautious toward emerging markets. The trend in intermediate and longer-term U.S. interest rates is likely to remain downward in coming months, reflecting the lack of inflationary pressures in the U.S. economy. Among the foreign bond commitments, Swedish bonds were eliminated during the second half of 1998, so that representation is now limited to Germany and the U.K. We continue to hedge the commitments in U.K stocks and bonds back into U.S. dollars. However, the hedges on the Continental European equities and bonds and the Japanese equities have been eliminated as the easier monetary policy by the Federal Reserve Board could lead to near-term weakness of the U.S. dollar versus these currencies.

Thomas Robinson, Portfolio Manager

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INVESTMENT OBJECTIVE

Seeks high total return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


PRINCIPAL INVESTMENT STRATEGIES

Equity and fixed income securities of U.S. and foreign companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $30.6 million
Number of Issues ..................................                          167


LARGEST EQUITY HOLDINGS,AS OF DEC. 31, 1998

Telecommunications, Inc. ..........................   Investment Co. & Telecomm.
Burlington Northern Santa Fe Corp. ................                    Railroads
Compaq Computer Corp. .............................             Office Equipment
Motorola, Inc. ....................................           Telecommunications
MCI WorldCom, Inc. ................................           Telecommunications
Bristol-Myers Squibb Co. ..........................                        Drugs
Providian Financial Corp. .........................           Financial Services
Premier Parks, Inc. ...............................                  Real Estate
Bank of New York Co., Inc. ........................                        Banks
Teleglobe, Inc. ...................................           Telecommunications


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        39.5%
Foreign Stock .....................................                        27.1%
Bonds .............................................                        31.6%
Short-Term & Other ................................                         1.8%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   May 1, 1997

Merrill Lynch World Strategy  Portfolio ...........     6.81%          6.91%
(*) Composite Market Benchmark ....................    19.55%         20.00%
(7) Lipper Global Flexible Portfolio Average ......    10.61%         12.00%


(*) The Composite Market Benchmark is made up of 36% S&P 500, 24% MSCI EAFE, 21% Salomon Brothers U.S. Treasury Bond 1 Year+, 14% Salomon Brothers World Government ex U.S. and 5% U.S. Treasury Bill

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                                                       COMPOSITE
                           MERRILL LYNCH WORLD         MARKET
                           STRATEGY PORTFOLIO          BENCHMARK
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $11,183                     $13,247

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MFS EMERGING GROWTH COMPANIES PORTFOLIO
================================================================================

The mid- and larger-capitalization stocks in the Portfolio fared better than its smaller holdings, as did those companies which had little exposure to countries abroad. The Portfolio also benefited from the strong performance of its largest sector, technology, where earnings were surprisingly robust despite issues relating to Asia. Stocks which contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle and Sun Microsystems -- all of whose products were in solid demand by corporations seeking enhanced productivity. Deregulation and the rapid growth of data services in the telecommunications industry boosted the values of holdings such as WorldCom/MCI and Global Telesystems. Consumer demand was more vibrant than expected. This helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite-Aid and Fred Meyer where strong pharmacy sales helped storewide sales.

There were a few areas which did not do as well. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at CUC. In 1999, a major restructuring and refocusing of core businesses combined with a multi-billion dollar share buyback should help that company contribute to performance. Health maintenance organizations also disappointed as a result of an in-balance between costs and pricing.

Looking forward, we believe the fundamental outlook for emerging growth stocks remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies which make up the broader market averages. This is a positive for emerging growth stocks which should be able to grow much faster than the overall economy. Moreover, inflation and interest rates are both low which provides a favorable backdrop for the valuation of emerging growth stocks.


John Ballen and Toni Shimura, Portfolio Managers


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INVESTMENT OBJECTIVE

Seeks to provide long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of emerging growth companies with the potential to become major enterprises.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $467.3 million
Number of Issues ..................................                          232


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Cisco Systems, Inc. ...............................             Office Equipment
Tyco International Ltd. ...........................                  Diversified
Oracle Corp. ......................................             Office Equipment
Compuware Corp. ...................................        Professional Services
MCI WorldCom, Inc. ................................           Telecommunications
Microsoft Corp. ...................................                  Electronics
Computer Associates Int'l, Inc. ...................                  Electronics
BMC Software, Inc. ................................                  Electronics
Cendant Corp. .....................................        Professional Services
Office Depot, Inc. ................................             Retail - General


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        95.1%
Foreign Stock .....................................                         3.4%
Short-Term & Other ................................                         1.5%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   May 1, 1997

MFS Emerging Growth Companies Portfolio ...........    34.57%         34.81%
(2) Russell 2000 ..................................    (2.54)%        14.53%
(7) Lipper Mid Cap Funds Average ..................    12.24%         22.81%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           MFS EMERGING
                           GROWTH COMPANIES
                           PORTFOLIO                   RUSSELL 2000
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $16,474                     $12,541

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MFS RESEARCH PORTFOLIO
================================================================================

When assessing performance of the Portfolio, it pays to bear in mind that this portfolio is truly a "best ideas" portfolio that invests in strong stocks, regardless of their market capitalizations or industry sectors. Over the year, the market has been driven by a narrow band of large-capitalization, multinational companies, while the Portfolio has significant holdings in small- and mid-cap stocks. As a result, this Portfolio does not move in lock-step with the S&P 500 Index. We feel this flexibility will better position the Portfolio for long-term growth as the valuation gap between large and small companies closes.

We continue to be overweighted in growth areas such as technology, health care, and consumer staples. In technology the Portfolio features Microsoft, our largest holding, and Cisco, Intel, and Oracle. We see positive prospects for continued earnings growth in these companies. Health care weightings have changed little from one year ago and include major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volumes. We also have large holdings in consumer staples companies such as Colgate Palmolive and Clorox, both of which we see as benefiting from continued consumer confidence in a growing economy. In contrast, we are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. We see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

In 1999, the Portfolio will continue to seek fundamentally strong companies that reflect our best research within specific industries. Stocks will be selected after careful, in-depth fundamental analysis of companies earnings outlook. The Portfolio's sector weightings will result as a fallout of the "best ideas" stock selection process.

Committee of MFS Research Analysts


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INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital and future income.


PRINCIPAL INVESTMENT STRATEGIES

Common stock or securities convertible into common stock of companies with better than average prospects for long-term growth.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $407.6 million
Number of Issues ..................................                          115


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Microsoft Corp. ...................................                  Electronics
Tyco International Ltd. ...........................                  Diversified
MCI WorldCom, Inc. ................................           Telecommunications
United Technologies Corp. .........................                    Aerospace
Oracle Corp. ......................................             Office Equipment
Rite Aid Corp. ....................................             Retail - General
American Home Products Corp. ......................                        Drugs
Compuware Corp. ...................................        Professional Services
Pfizer, Inc. ......................................                        Drugs
HBO & Co ..........................................                  Electronics


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        89.4%
Foreign Stock .....................................                         5.3%
Short-Term & Other ................................                         5.3%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                      1 Year     Since Inception
                                                                   May 1, 1997

MFS Research Portfolio ............................   24.11%         24.41%
(1) S&P 500 .......................................   28.58%         31.63%
(7) Lipper Growth Funds Average ...................   22.91%         26.70%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           MFS RESEARCH
                           PORTFOLIO                   S&P 500
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $14,406                     $15,747

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EQ/PUTNAM BALANCED PORTFOLIO
================================================================================

1998 was a year of intense market volatility within the equity market. The height of volatility occurred in the third quarter: the equity market's three-year euphoria continued through mid July, when the S&P 500 hit a record high, fueled by steady economic growth and investor optimism. By August, rising investor discomfort resulted in a dramatic selloff and an abrupt drop. U.S. stocks recovered slightly in September only to plummet once again by month-end. Volatility also rocked the bond markets. In the general flight to quality, developed-country government bonds, especially U.S. Treasuries, soared while all other bond sectors plummeted. Treasury rates fell dramatically.

Third-quarter market dislocations created significant fourth-quarter opportunities in both equity and fixed-income markets. The Portfolio lagged a robust S&P 500 Index, whose strength reflected positive market reaction to three Fed rate cuts. During the quarter, capital goods, aerospace, energy, chemical, food, retail, airline, railroad, electric utility, and bank companies underperformed. Overall the market favored companies with higher growth rates.

In terms of the Portfolio's equity component, we continue to seek companies with attractive valuations and the potential of better earnings two to three years out. With fears of global recession now easing, the market is rapidly changing as technology emerges as the performance leader. We are focusing on companies effectively using technology to gain on their competitors. In the U.S. fixed-income market, non-Treasury sectors still have the most attractive yield premiums relative to Treasuries since 1990-91. Our fundamental assessment that the U.S. economy is still on track for above-trend growth with limited inflation in 1999, combined with the dramatic cheapening of spread sectors, supports our decision to maintain the Portfolio's higher-yielding corporate, mortgage-backed securities, and asset-backed securities exposures. For the Portfolio's high-yield holdings, we plan to continue to emphasize media and telecommunications based on a favorable earnings outlook.


Edward Bousa, David Waldman, James Prusko and
Krishna K. Memani, Portfolio Management Team


================================================================================

INVESTMENT OBJECTIVE

Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.


PRINCIPAL INVESTMENT STRATEGIES

Well-diversified portfolio of stocks and bonds, and negotiable instruments.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $76.0 million
Number of Issues ..................................                          274
Average Years to Maturity (fixed income only) .....                        13.17


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Philip Morris Companies, Inc. .....................                      Tobacco
BankAmerica Corp. .................................                        Banks
Bristol Myers-Squibb Co. ..........................                        Drugs
GTE Corp ..........................................          Utility - Telephone
Citigroup, Inc. ...................................                        Banks
Exxon Corp. .......................................               Oil - Domestic
Pharmacia & Upjohn, Inc. ..........................                        Drugs
IBM Corp ..........................................             Office Equipment
Mobil Corp. .......................................               Oil - Domestic
AT&T Corp. ........................................          Utility - Telephone


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        58.8%
Foreign Stock .....................................                         1.4%
Bonds .............................................                        32.7%
Short-Term & Other ................................                         7.1%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                    May 1, 1997

EQ/Putnam Balanced Portfolio ......................    11.92%         15.93%
(5) 60% S&P 500/40% Lehman Gov't/Corp .............    21.35%         23.48%
(7) Lipper Balanced Funds Average .................    13.50%         17.95%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998

                                                       60% S&P
                                                       500/40%
                           EQ/PUTNAM BALANCED          LEHMAN
                           PORTFOLIO                   GOV'T/CORP
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $12,801                     $14,219

================================================================================
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
================================================================================

Throughout the year, though large-cap stocks outperformed their small-cap counterparts, growth equities overshadowed value. Growth equities, which dominate the S&P 500, have been in favor over the past three years, a preference that has made it difficult for value portfolios to outperform the index.

In 1998, the Portfolio benefited from market weighting in two of the top-performing sectors, utilities and consumer cyclicals. Strong stock selection in the other two (growth-oriented) top performers, technology and health care, also contributed to results.

The average technology holding in the Portfolio returned over 53% for the year. The top contributors to total return for the year included Texas Instruments, IBM, Intel Corporation, and Xerox. The Portfolio's health-care stocks rose 42%; stocks that contributed significantly to performance included Pharmacia & Upjohn, American Home Products, and Bristol-Myers. Overweighting the more cyclically-oriented basic industrial, transportation, energy, and financial services hindered performance throughout the year. Money-center banks underperformed, with Citigroup and BankAmerica declining 17.8% and 32%, respectively. Specialty chemicals and oil also lagged.

Looking ahead, while we anticipate ongoing volatility, we believe that the Portfolio is well positioned to capture the long-term appreciation potential of undervalued but fundamentally sound large-cap value companies. We continue to emphasize companies with domestic exposure and minimal Asian earnings exposure, which is illustrated by our overweight position in utilities and financial sectors.

We are emphasizing companies with high-quality earnings growth including a number of technology companies providing value-added increases in productivity and health-care companies demonstrating earnings growth from new products. We are also focused on companies benefiting from merger activity and on those exposed to the U.S. consumer.

Anthony Kreisel, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks capital growth. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES

Common stocks (plus convertible bonds, convertible preferred stocks, preferred stocks and debt securities).


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $460.7 million
Number of Issues ..................................                          107


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Pharmacia & Upjohn, Inc. ..........................                        Drugs
Xerox Corp. .......................................             Office Equipment
Merck & Co., Inc. .................................                        Drugs
BankAmerica Corp. .................................                        Banks
Citigroup, Inc. ...................................                        Banks
IBM Corp. .........................................             Office Equipment
AT&T Corp .........................................          Utility - Telephone
Philip Morris Cos., Inc. ..........................                      Tobacco
Texas Instruments, Inc. ...........................                  Electronics
Bristol-Myers Squibb Co. ..........................                        Drugs


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        92.5%
Foreign Stock .....................................                         0.9%
Short-Term & Other ................................                         6.6%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year   Since Inception
                                                                  May 1, 1997

EQ/Putnam Growth & Income Value Portfolio .........    12.75%       17.56%
(1) S&P 500 .......................................    28.58%       31.63%
(7) Lipper Growth & Income Funds Average ..........    15.61%       21.89%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           EQ/PUTNAM GROWTH &
                           INCOME VALUE                S&P 500
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $13,105                     $15,747

================================================================================
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
================================================================================

Global equities enjoyed robust returns in 1998 after a powerful fourth-quarter rally, recovering losses from the prior quarter. The year was marked by extreme volatility as markets moved from record declines to record gains in amazingly short order. Driven by falling interest rates in advance of European Economic and Monetary Union, widespread corporate restructuring, and a spate of mega-mergers, European markets gained 28.5% in 1998. In contrast, Asia's financial troubles were pervasive for most of the year, with Japan, Hong Kong, South Korea, Singapore, and Malaysia in decline. Many endured harsh recessions during the year. By year-end, however, some Asian markets, excluding Japan, appeared to stabilize.

The pattern of strong growth in Europe and stagnation in Asia continued from January until August when a series of events, including the collapse of the Russian economy and the ensuing damage to large hedge funds and their lenders, prompted swift, sudden market reversals. In late-September, global markets began a rally that continued through the fourth quarter. The recovery stemmed from more attractive equity valuations; declining interest rates in the United States, Europe, and Asia; and modest economic improvement in the Pacific Basin.

Looking ahead, we believe that Europe's long-term fundamentals remain solid and offer attractive investment opportunities. Although we have lowered our estimates for growth in Europe in 1999 to about 2%, they still remain attractive in a global context. We believe European markets will continue to outperform other global markets. Although the situation appears to have stabilized in Asia, we believe the recovery will be a slow, difficult process. As a result, we remain cautious toward Pacific Basin investments. As global deflationary pressures continue into 1999, we are focusing at a stock selection level on companies that are still able to exert pricing power.


Justin Scott and Omid Kamshad, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of foreign companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $143.7 million
Number of Issues ..................................                          148


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

ING Groep N.V .....................................           Financial Services
Pharmacia & Upjohn, Inc. ..........................                        Drugs
Telecom Italia S.p.A ..............................           Telecommunications
Novartis AG (Registered) ..........................                        Drugs
Mannesmann AG .....................................                    Machinery
Vivendi ...........................................       Food Services, Lodging
Nestle S.A. (Registered) ..........................                        Foods
Allied Zurich plc .................................           Financial Services
Banque Nationale de Paris .........................                        Banks
AKZO Nobel N.V ....................................                    Chemicals


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Foreign Stock .....................................                        92.1%
Short-Term & Other ................................                         7.9%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   May 1, 1997

EQ/Putnam International Equity Portfolio ..........    19.51%         17.52%
(3) MSCI EAFE .....................................    20.00%         13.43%
(7) Lipper International Funds Average ............    13.05%         10.13%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           EQ/PUTNAM
                           INTERNATIONAL EQUITY        MSCI EAFE
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $13,096                     $12,342

================================================================================
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
================================================================================

Large-capitalization growth stocks continued to lead the markets during 1998. The Portfolio fared well during the first half of the year, benefiting from strong performance in large-cap technology stocks. In the tumultuous third quarter of 1998, the Portfolio lagged the benchmark as holdings in the finance sector dragged down returns. By fourth quarter, however, the Portfolio outperformed the index due in large part to overweight exposure to the surging technology area. Strong stock selection among consumer stocks in the fourth quarter was a major contributor to performance.

Overweighting three of the year's top-performing sectors, technology, health care and consumer cyclicals, aided returns throughout the period. In technology, we focused on software and PC companies, while in health care, our emphasis was on major pharmaceuticals. In consumer cyclicals, we held significant positions in major retailers, which were particularly robust in the fourth quarter.

Looking ahead, the market will likely remain volatile, given the unsettled nature of the global economy, yet the U.S. continues to benefit from low inflation and recent declines in interest rates. This unique environment may serve as the foundation for domestic stability, helping to maintain investor confidence and nurture growth. In this environment, we are maintaining our disciplined approach to stock selection, which we believe will result in superior returns over time. The Portfolio remains overweight in consumer cyclicals (primarily retail) and in selected technology and health-care areas. Sectors in which earnings growth is less evident and in which the Portfolio is underweight include energy, basic industry, and utilities.


C. Beth Cotner, Richard England and Manual Weiss
Herrero, Portfolio Management Team


================================================================================

INVESTMENT OBJECTIVE

Seeks long-term growth of capital and any increased income that results from this growth.


PRINCIPAL INVESTMENT STRATEGIES

Common stocks and convertible securities of companies whose earnings are believed likely to grow faster than the economy as a whole.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $175.0 million
Number of Issues ..................................                           78


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Microsoft Corp. .......................                              Electronics
Tyco International, Ltd. ..............                              Diversified
Wal-Mart Stores, Inc. .................                         Retail - General
Lucent Technologies, Inc. .............                       Telecommunications
Time Warner, Inc. .....................       Printing, Publishing, Broadcasting
IBM Corp. .............................                         Office Equipment
General Electric Co. ..................                     Electrical Equipment
MCI WorldCom, Inc. ....................                       Telecommunications
Schering-Plough Corp. .................                                    Drugs
CVS Corp. .............................                         Retail - General


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        95.8%
Short-Term & Other ................................                         4.2%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                      1 Year     Since Inception
                                                                   May 1, 1997

EQ/Putnam Investors Growth Portfolio ..............   36.27%         37.34%
(3) S&P 500  ......................................   28.58%         31.63%
(7) Lipper Growth Funds Average ...................   22.91%         26.70%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           EQ/PUTNAM INVESTORS
                           GROWTH PORTFOLIO            S&P 500
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $16,993                     $15,747

================================================================================
T. ROWE PRICE EQUITY INCOME PORTFOLIO
================================================================================

Positive economic growth, a favorable interest rate environment, and substantial stock market volatility characterized 1998. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. However, within the context of another strong year for equities, there were significant crosscurrents that had a major impact on the performance of many sectors of the market.

We made significant new investments in several companies, including Baker Hughes, Boeing, and BankAmerica, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many diverse reasons, their share prices declined before we took a position in them. This investment strategy of buying out-of-favor stocks with good long-term potential has served the Portfolio well, and we believe it will in the future when investors focus again on stocks with appealing market valuations. Among the largest holdings are companies from many diverse industries, including SBC Communications, Mellon Bank, American Home Products, Exxon, Anheuser-Busch, Dow Chemical, GE, and others that represent a broad cross-section of the U.S. economy.

For the year, the Portfolio produced respectable but somewhat disappointing returns relative to the broad advances of the S&P 500 Index. Keep in mind however, that the Portfolio, while seeking to produce attractive returns, including substantial dividend income, under favorable market conditions, also seeks to help cushion investment principal when the market becomes more volatile. We expect 1999 to be a more challenging year than the one just ended, which could lead to more moderate returns than the robust, and unsustainable in our view, performance of the past four years. In this environment, our investment approach will be steady and constant. We will continue to search for attractively valued stocks with solid long-term potential.

Brian Rogers, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.


PRINCIPAL INVESTMENT STRATEGIES

Dividend-paying common stocks of established companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $244.4 million
Number of Issues ..................................                          149


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

SBC Communications, Inc. ..........................          Utility - Telephone
Alltel Corp. ......................................          Utility - Telephone
Mellon Bank Corp. .................................                        Banks
American Home Products Corp. ......................                        Drugs
Exxon Corp. .......................................               Oil - Domestic
Amoco Corp. .......................................               Oil - Domestic
Philip Morris Companies, Inc. .....................                      Tobacco
Pharmacia & Upjohn Inc. ...........................                        Drugs
General Mills, Inc. ...............................                         Food
Anheuser-Busch Companies, Inc. ....................                    Beverages


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        90.8%
Foreign Stock .....................................                         4.2%
Short-Term & Other ................................                         5.0%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                      1 Year     Since Inception
                                                                   May 1, 1997

T. Rowe Price Equity Income Portfolio .............    9.11%          18.73%
(1) S&P 500  ......................................   28.58%          31.63%
(7) Lipper Equity Income Funds Average ............   10.90%          19.65%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           T. ROWE PRICE EQUITY
                           INCOME PORTFOLIO            S&P 500
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $13,323                     $15,747

================================================================================
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
================================================================================

For the year, the MSCI EAFE benchmark was up 20%, helped by dollar weakness that contributed about one-third of the gain. Europe, up 29%, was the strongest international region in 1998, while Latin America, down 35%, was the weakest. Latin America suffered the savage sell-off that afflicted the Far East last year as "Asian contagion", exacerbated by the Russian default and devaluation, induced a loss of confidence in Brazil and the region. Japan managed a modest increase of 5% in U.S.$ terms, but the rest of the Far East, excluding Australia, declined 5%. In 1998 the dollar fell 13% against the yen, 7% against major European currencies, and 1% against sterling.

For the year, Portfolio performance fell short of the MSCI EAFE benchmark. Country allocation relative to the benchmark was negative over the year. For the year, underweighting in Japan, in particular, and Asia to a lesser extent, added value. However, these gains were offset largely by our position in Latin America, with smaller negatives from overweighting Norway and underweighting the buoyant Finnish and German markets. For the year, stock selection was positive, with holdings in the Netherlands, Belgium, France, and Japan particularly successful.

Looking forward, we see international economies growing more slowly. Our cautious stance in the Pacific and Japan will help shield the Portfolio from the pain that those markets must go through before they can emerge as fundamentally healthy investment centers. The Portfolio's emphasis on businesses, which have the management, products, and sound finances to support sustainable growth, should prove appropriate as cyclical businesses face a tougher environment.


Investment Advisory Group


================================================================================

INVESTMENT OBJECTIVE

Seeks long-term growth of capital through investment primarily in common stocks of established non-U.S. companies.


PRINCIPAL INVESTMENT STRATEGIES

Common stocks of established foreign companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $134.7 million
Number of Issues ..................................                          264


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

National Westminster Bank plc ..................                           Banks
Wolters Kluwer N.V .............................   Oil - Supplies & Construction
Smithkline Beecham, plc ........................                           Drugs
Nestle S.A. (Registered) .......................                           Foods
Glaxo Wellcome, plc ............................                           Drugs
ING Groep N.V ..................................              Financial Services
Vivendi ........................................                     Diversified
Kingfisher plc .................................                Retail - General
Shell Transport & Trading Co. plc (Registered) .                             Oil
Diageo plc .....................................                       Beverages


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Foreign Stock .....................................                        91.6%
Short-Term & Other ................................                         8.4%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   May 1, 1997

T. Rowe Price International Stock Portfolio .......    13.68%         7.01%
(3) MSCI EAFE .....................................    20.00%        13.43%
(7) Lipper International Funds Average ............    13.05%        10.13%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           T. ROWE PRICE
                           INTERNATIONAL STOCK
                           PORTFOLIO                   MSCI EAFE
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $11,199                     $12,342

================================================================================
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
================================================================================

1998 was ultimately a negative one for small-cap stocks, both in absolute terms and relative to large-cap stocks. Weighing on the group was a series of negative developments--most notably, widening economic and financial turmoil in emerging markets--that led investors to shun risk in all forms through much of the period.

Against this backdrop, the Portfolio had a sizable loss, hurt by investors' general bearishness toward small caps. The Portfolio was hampered in part by its focus on stocks comprising the smaller end of the small-cap area (the Portfolio's average market cap was significantly below that of its benchmark through the period). The Portfolio's performance also reflected investors' clear preference for growth stocks over value stocks during the period. While our focus on underfollowed, beaten-down stocks at the small end of the market obviously hurt the Portfolio, it was consistent with our value philosophy, one we believe will benefit investors over time.

Our largest area of concentration remained in the financial-services sector, where we saw a number of attractively priced stocks. Noteworthy changes during the 12 months included increasing our exposure to paper companies, adding specific stocks we deemed to be oversold during the sector's mid-year decline.

Going forward, we are optimistic regarding the prospects for small-cap stocks, given their still-compelling relative valuations. In addition, small-cap companies are projected to have higher profit growth than large, blue-chip-type companies in 1999. We will continue to adhere to our strict value disciplines, focusing on underfollowed stocks of companies with strong balance sheets and cash flows. As ever, we will strive to identify undervalued stocks whose true worth will receive wider market recognition over time.

Kyle F. Frey, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks long-term capital sppreciation.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of small cap U.S. companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $167.5 million
Number of Issues ..................................                           56


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Cavalier Homes, Inc. ..............................      Building & Construction
Superior Industries International, Inc. ...........                 Auto Related
National Western Life Insurance Co., Class A ......                    Insurance
Caraustar Industries, Inc. ........................                        Paper
Ryan's Family Steak Houses, Inc. ..................                 Retail Foods
Terra Nova Bermuda Holdings Ltd., Class A .........                    Insurance
La-Z-Boy, Inc. ....................................          Household Furniture
Wausau-Mosinee Paper Corp. ........................                        Paper
Delphi Financial Group, Inc., Class A .............                    Insurance
Avondale Industries, Inc. .........................      Building & Construction


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        92.6%
Foreign Stock .....................................                         3.1%
Short-Term & Other ................................                         4.3%


Total Returns of Portfolio Against Benchmarks
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   May 1, 1997

Warburg Pincus Small Company Value Portfolio ......   (10.02)%        4.25%
(2) Russell 2000 ..................................    (2.54)%       14.53%
(7) Lipper Small Cap Funds Average ................    (0.30)%       16.70%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           WARBURG PINCUS SMALL
                           COMPANY VALUE
                           PORTFOLIO                   RUSSELL 2000
May 1, 1997                $10,000                     $10,000
Dec. 31, 1998              $10,721                     $12,541

================================================================================
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
================================================================================

The financial crises of 1998 have left a legacy of lessons for the emerging markets as well as for the broader global financial markets. As a whole, 1998 was a volatile year that we would prefer not to repeat. Importantly, though, the year contained significant bright spots. The chief positives came from the phenomenal stabilization and recovery of Asian financial markets toward the latter part of the year, and the continued fiscal discipline exhibited by the peripheral European markets striving to converge with western Europe, most notably Greece.

Overall, the Portfolio performed roughly in line with the MSCI Emerging Markets Index for the year ended December 31, 1998. While we have been disappointed by our uninspiring relative performance, given how tumultuous the year was, it could have been worse. There were some notable positives and negatives in the Portfolio's performance. On the positive side, overweight positions in Korea and Thailand throughout the year contributed solidly to performance. Also contributing favorably were underweightings in Venezuela and Chile, and strong stock selection in Turkey. Notable detractors were our underweighting in Greece and our overweighting in Pakistan. Further damaging performance was poor stock selection in Brazil.

Undoubtedly, emerging markets investors have had a difficult few years. Having said that, we are glimpsing signs that this multi-year bear market may finally be working its way through. We believe that most of the risks in the asset class have either dissipated or have been fully discounted. Further, we believe that the Portfolio is positioned to take advantage of opportunities arising from changes in these markets. Not only are our stocks cheap, they are terrific companies. We are strong believers that sometime in the medium-term, if not the near term, this asset class, and the Portfolio with it, will be well on its way to steadily posting the superior returns for which it earned its "emerging" label.

Robert Meyer and Andy Skov, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of emerging market country companies.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $41.4 million
Number of Issues ..................................                          238


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Samsung Electronics .......................                          Electronics
Hellenic Telecom. Org. S.A ................                   Telecommunications
Pohang Iron & Steel Co., Ltd. .............                                Steel
Telmex, Class L(ADR) ......................                  Utility - Telephone
Fomento Economico Mexicano S.A ............                            Beverages
Korea Electric Power Corp. ................                   Utility - Electric
Grupo Televisa S.A. (GDR) .................   Printing, Publishing, Broadcasting
MOL Magyar Olaj-es Gazipari Rt. (GDR) Reg .                                  Oil
Taiwan Semiconductor Manufacturing Co. ....                          Electronics
Hon Hai Precision Industry ................                          Electronics


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                         0.9%
Foreign Stock .....................................                        86.3%
Other .............................................                        12.8%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                       1 Year    Since Inception
                                                                   Aug 20, 1997

Morgan Stanley Emerging Mkts. Equity Portfolio ....    (27.10)%      (32.75)%
(4) MSCI Emerging Markets Free ....................    (25.34)%      (32.20)%
(7) Lipper Emerging Markets Funds Average .........    (26.85)%      (29.33)%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           MORGAN STANLEY              MSCI
                           EMERGING MARKETS            EMERGING
                           EQUITY PORTFOLIO            MARKETS FREE
Aug. 20, 1997              $10,000                     $10,000
Dec. 31, 1998              $ 5,820                     $ 5,835

================================================================================
LAZARD LARGE CAP VALUE PORTFOLIO
================================================================================

In 1998, large stocks continued to outpace small stocks and the spread between growth and value stocks widened sharply. The Portfolio lagged the S&P 500 Index over the one year period, as the Portfolio's value strategy precluded investment in some of the market's larger and higher-priced issues.

On the whole, the Portfolio was helped by strong stock selection in consumer staples, and hurt by selections in consumer discretionary, technology, and consumer services. Not surprisingly, among the best performing stocks at year end were those that had been the most damaged in the summer sell-off. This resurgence makes clear that, at the worst points, when the market overreacted to headlines without heeding underlying fundamentals, real opportunities were created. By steering clear of the short-term view, we maintained positions in many of these strong business franchises with sustainable, long-term profitability. The Portfolio was able to benefit from the market turbulence by investing in stocks that would not normally have come within our valuation range. 1998, for all its anxiety-inducing chaos, was the year we were able to add shares of American Express and Morgan Stanley Dean Witter.

Despite the volatility, it's our view that 1998 did not introduce risk into the general economy so much as it should have reminded investors of the general risk that has always existed in the markets. While 1998 witnessed the collapse of many of the more well-known hedge funds, more conservative investments regained their earnings for the year. Throughout the year's volatility, we kept our common sense approach to investing in undervalued companies with legitimate prospects. Such discipline will be even more crucial as we enter 1999, a year that promises both great volatility and, with it, many more possibilities for the value investor.

Herbert Gullquist and Michael Rome, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of companies with relatively large capitalizations that the Adviser believes are undervalued based on their return on equity or capital.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $74.6 million
Number of Issues ..................................                           71


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Bell Atlantic Corp. ...............................          Utility - Telephone
Philip Morris Cos., Inc. ..........................                      Tobacco
AT&T Corp. ........................................          Utility - Telephone
American Home Products Corp. ......................                        Drugs
Bristol Myers-Squibb Co. ..........................                        Drugs


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        92.5%
Foreign Stock .....................................                         4.1%
Short-Term &Other .................................                         3.4%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                                          1 Year

Lazard Large Cap Value Portfolio ..................                       20.10%
(1) S&P 500 .......................................                       28.60%
(7) Lipper Capital Appreciation Funds Average .....                       19.99%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           LAZARD LARGE CAP
                           VALUE PORTFOLIO             S&P 500
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $12,010                     $12,858

================================================================================
LAZARD SMALL CAP VALUE PORTFOLIO
================================================================================

Although the Russell 2000 Index lost ground in 1998 for the year as a whole, the small cap sector rallied over the fourth quarter with the index reporting a 16.4% gain. Historically low valuations, declining interest rates, sanguine earnings expectations, and positive flow funds have set the stage for the current small cap rally. Although larger capitalization equities still capture the bulk of investor attention and money flows, strong earnings expectations for small cap companies have been the catalyst for attracting new money into the asset class. The Portfolio slightly outperformed the Russell 2000 Index for the fourth quarter, but lagged significantly over the year.

Despite the currently healthy environment, the collective faith of small cap investors was severely challenged during 1998. The Russell 2000 Index was down 2.55% for the year, a drop that was especially notable when compared to large cap stocks, as measured by the S&P 500 Index, which was up 28.58%. As the larger stocks once again asserted their dominance throughout 1998, small cap investors were able to take comfort in some of the merger and acquisition activity, as the deep discounts that some small cap stocks are selling at has begun to be noticed by strategic buyers. In fact, many of the stocks in the Portfolio benefited from such takeovers. Amidst the rapid shifts in the market during 1998, the Portfolio benefited from strong stock selection in the telecommunications and utilities sectors, and was hurt by weak stock selections in the technology, health, finance, and consumer services sectors.

The turbulence during 1998 brought many higher-priced stocks down to our valuation levels. As well, amidst continuing volatility, heightened competition will likely forge many new, interesting unions, making the selection of choice, undervalued small cap companies a savvy investment decision. Looking forward, 1999 promises plenty of volatility, but with it, many opportunities.

Eileen Alexanderson and Herbert Gullquist, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies represented by the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of small-cap U.S. companies in the range of companies included in the Russell 2000 Index that the Adviser believes are undervalued based on their return on equity or capital.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $51.0 million
Number of Issues ..................................                          116


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Bowne & Co. .............................     Printing, Publishing, Broadcasting
First Brands Corp. ......................                             Containers
Bell & Howell Co. .......................             Office Equipement Services
Anixter International, Inc. .............                   Electrical Equipment
Tower Automotive ........................                           Auto Related
HUBCO, Inc. .............................                                  Banks
Banta Corp. .............................     Printing, Publishing, Broadcasting
Briggs & Stratton Corp. .................                              Machinery
Vlasic Foods International, Inc. ........                                  Foods
Electronics for Imaging, Inc. ...........                     Telecommunications


ASSET MIX DISTRIBUTION,AS OF DEC. 31, 1998

Domestic Stock ....................................                        93.5%
Short-Term &Other .................................                         6.5%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998

                                                                         1 Year

Lazard Small Cap Value Portfolio ..................                      (7.03)%
(2) Russell 2000 ..................................                      (2.55)%
(7) Lipper Small Caps Funds Average ...............                      (0.30)%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           LAZARD SMALL CAP
                           VALUE PORTFOLIO             RUSSELL 2000
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $ 9,297                     $ 9,746

================================================================================
BT SMALL COMPANY INDEX PORTFOLIO
================================================================================

The BT Small Company Index Portfolio is a domestic equity index portfolio utilizing a stratified sampling investment approach to replicate the risk and return characteristics of the Russell 2000 Index. Bankers Trust utilizes S&P 500 and Russell 2000 Index futures contracts to maintain full market exposure, by equitizing cash held in the Fund. Performance for the Portfolio was -2.27% versus the Russell 2000 Index return of -2.54 for the year ending 1998.

Fourth quarter 1998 returns for most major domestic equity indices marked an explosive finish to a volatile year. Despite volatility throughout the year in Asia, Latin America and Russia, the U.S. equity market continued to push on. Small cap stocks led the Russell 2000 Index to double digit returns this quarter. However, losses sustained earlier in the year, due primarily to the market decline in August, were not enough to pull the Russell 2000 Index into positive territory for the year. Energy and oil related small company stocks were hardest hit due to weaker oil prices. The technology sector led by internet related stocks posted staggering returns for the quarter. Although small value stocks were stronger than small growth for the second and third quarters, small growth stocks outperformed small value stocks for the fourth quarter and the year. Top performing sectors for the year included technology (up 12.76%), utilities (up 12.09%) and consumer discretionary (up 3.83%). Weaker performing sectors included financial services (down 7.20%), materials and processing (down 12.29%) and integrated oils (down 41.71%).

In the U.S., an exuberant, low-inflation economy, an easier monetary policy, and a safe-haven status in a sea of global turmoil helped spark rallies in Treasury securities and a fourth consecutive year of double-digit gains in major stock indexes. With consumer fundamentals remaining extremely favorable, we see GDP growth of around 2.5% in 1999. U.S. equity markets should continue to benefit from steady growth and low inflation, though the profit story remains problematic given that rising labor costs are squeezing margins.

Frank Salerno, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 index.


PRINCIPAL INVESTMENT STRATEGIES

Common stocks of small-cap companies in the Russell 2000 Index.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $32.6 million
Number of Issues ..................................                         1749


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Network Appliance, Inc. ...........................             Office Equipment
Legato Systems, Inc. ..............................    Office Equipment Services
American Tower Corp., Class A .....................           Telecommunications
NTL, Inc. .........................................           Telecommunications
Lycos, Inc. .......................................    Office Equipment Services
Rational Software Corp. ...........................             Office Equipment
Express Scripts, Inc., Class A ....................    Hospital Supplies & Serv.
NovaCorp./Georgia .................................                    Chemicals
MedImmune, Inc. ...................................                        Drugs
Sepracor, Inc. ....................................                        Drugs


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        96.6%
Short-Term & Other ................................                         3.4%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998


                                                                         1 Year

BT Small Company Index Portfolio...................                      (2.27)%
(2) Russell 2000...................................                      (2.55)%
(7) Lipper Small Cap Funds Average.................                      (0.30)%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           BT SMALL COMPANY
                           INDEX PORTFOLIO             RUSSELL 2000
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $ 9,773                     $ 9,746

================================================================================
BT EQUITY 500 INDEX PORTFOLIO
================================================================================

The BT Equity 500 Index Portfolio is a domestic equity index fund utilizing a stratified sampling investment approach to replicate the risk and return characteristics of the S&P 500 Index. Bankers Trust utilizes S&P 500 equity index futures contracts to maintain full market exposure, by equitizing cash held in the Portfolio. For the year ending December 31, 1998, the Portfolio returned 25.14% versus the S&P 500 Index, which returned 28.6% over the same period. For the fourth quarter of 1998, the Portfolio returned 21.26% as compared to the S&P 500 Index of 21.30%.

Fourth quarter 1998 returns, the strongest in some 20 years, for most major large cap domestic equity indices marked an explosive finish to a volatile year. Despite volatility throughout the year in Asia, Latin America and Russia, the U.S. equity market continued to push on. The S&P 500 Index outperformed the Dow Jones Industrials, which returned 18.17% for the year, but underperformed the NASDAQ Composite, which returned 39.63% for the year. The technology sector led by internet-related stocks posted staggering returns for the quarter. Changes to the index for the month included the addition of America Online Inc. which replaced Venator Group Inc. Compuware Corp. replaced SunAmerica Inc., which was acquired by index component American International Group Inc. Additionally, Solectron Corp. replaced Pennzoil which merged with Quaker State Corp. There were 48 changes to the index, over 75% of which were due to mergers and acquisitions. These additions and deletions represent 28.71% turnover for the year. Growth stocks across all major indices outperformed value stocks for the quarter and the year. Top performing sectors for the year included technology (up 72.98%), communication services (up 52.33%) and health care (up 44.22%). Weaker performing sectors included energy (up 4.41%), transportation (down 1.94%) and basic materials (down 6.12%).

In the U.S., an exuberant, low-inflation economy, an easier monetary policy, and a safe-haven status in a sea of global turmoil helped spark rallies in Treasury securities and a fourth consecutive year of double-digit gains in major stock indexes. With consumer fundamentals remaining extremely favorable, we see GDP growth of around 2.5% in 1999. U.S. equity markets should continue to benefit from steady growth and low inflation, though the profit story remains problematic given that rising labor costs are squeezing margins.

Frank Salerno, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks to replicate as closley as possible (before deduction of Portfolio expenses) the total return of the S&P 500 Index.


PRINCIPAL INVESTMENT STRATEGIES

Common stock of comapnies in the S&P 500 Index.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $224.3 million
Number of Issues ..................................                          484


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Microsoft Corp. ...................................                  Electronics
General Electric Co. ..............................         Electrical Equipment
Intel Corp. .......................................                  Electronics
Wal-Mart Stores, Inc. .............................             Retail - General
Coca-Cola Co. .....................................                    Beverages
Exxon Corp. .......................................               Oil - Domestic
Merck & Co., Inc. .................................                        Drugs
IBM Corp. .........................................             Office Equipment
Pfizer, Inc. ......................................                        Drugs
Cisco Systems, Inc. ...............................           Telecommunications


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Domestic Stock ....................................                        94.2%
Foreign Stock .....................................                         0.5%
Short-Term & Other ................................                         5.3%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998


                                                                          1 Year

BT Equity 500 Index Portfolio .....................                       25.14%
(1) S&P 500 .......................................                       28.60%
(7) Lipper S&P 500 Funds Average ..................                       28.05%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           BT EQUITY 500 INDEX
                           PORTFOLIO                   S&P 500
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $12,514                     $12,858

================================================================================
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
================================================================================

The MSCI EAFE Index posted its largest annual increase since 1993. The index advanced 18.2% on a price only basis in 1998. Equities added 10.6% while currencies appreciated 7.6%. The overwhelming majority of the positive return in the index came from Europe. The United Kingdom rose 18.1% while Continental Europe increased 34.4%. The Pacific basin managed a small gain of 1.1% overall during 1998. The majority of this gain was in Japan, which increased 5.2%, while the rest of the Pacific Basin decreased 6.6%.

The European continent posted its largest annual gain with all developed markets reaching record highs. Main contributors to this "euphoria" were the pending conversion to the Euro, the downward convergence of interest rates throughout Europe and a significant amount of mergers activity as Europe transitions to one common market.

Investors in Asia had a tumultuous ride in 1998. All Pacific markets suffered from a severe case of the "Asian flu" during the second and third quarters of the year sending the Pacific Rim countries down 29.5%. The region rebounded in the fourth quarter posting a gain of 23.7% largely on the heels of a U.S. interest rate cut and a subsequent return of investors confidence. One significant change of note, was the removal of Malaysia from both the MSCI EAFE(R) and MSCI Emerging Markets Free(R) indices due to the government's imposition of capital controls.

Fapan was set to post a large loss for the year until a dramatic fourth quarter rise of 26.8%. This was primarily the result of a significant strengthening in the yen, caused by the government's newest plan to bring the country out of its decade long recession through tax cuts and a recapitalization of the banking system.


Rick Vella, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


PRINCIPAL INVESTMENT STRATEGIES

Equity securities of companies in the MSCI EAFE Index.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................                $48.8 million
Number of Issues ..................................                          597


LARGEST EQUITY HOLDINGS, AS OF DEC. 31, 1998

Novartis AG (Reg.) ................................                        Drugs
Glaxo Wellcome plc ................................                        Drugs
Roche Holding AG ..................................                        Drugs
Royal Dutch Petroleum Co. .........................          Oil - International
Toyota Motor Corp. ................................                Autos &Trucks
Nippon Telegraph & Telephone Corp. ................                    Telephone
DamilerChrysler AG ................................                Autos &Trucks
British Telecom plc ...............................           Telecommunications
Allianz AG ........................................                    Insurance
British Petroleum Co. plc .........................          Oil - International


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

Foreign Stock .....................................                        88.0%
Short-Term & Other ................................                        12.0%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998


                                                                          1 Year

BT International Equity Index Portfolio ...........                       20.07%
(3) MSCI EAFE .....................................                       20.00%
(7) Lipper International Funds Average ............                       13.05%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           BT INTERNATIONAL
                           EQUITY INDEX PORTFOLIO      MSCI EAFE
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $12,007                     $12,000

================================================================================
JPM CORE BOND PORTFOLIO
================================================================================

Throughout 1998, the U.S. economy continued its strong growth. The ongoing Asian contagion brought liquidity concerns causing investors to seek the relative safety of U.S. Treasuries which outperformed almost everything else except money market securities in the third quarter. The Federal Reserve cut interest rates three times in the space of six weeks in September, October and November. Such action eased liquidity constraints and helped to restore investor confidence.

The Portfolio's performance benefited from adding to corporate and mortgage-backed securities during the year. In addition, our decision to maintain the Portfolio's long duration position also contributed positively to performance. The Portfolio's allocation to U.S. Treasuries in the third quarter enhanced returns as investors `fled to quality' from the continued Asian contagion. As corporate and mortgage-backed securities performed particularly well toward the end of the year, we modestly reduced the Portfolio's exposure to these sectors. We actively traded residential mortgages as they offered tactical opportunities at the year end. In the global economy in 1999 we continue to look for sluggish overall growth in global GDP and no growth in manufacturing. In the U.S., while we are impressed with the persistent strength we are currently seeing, we continue to believe that the ongoing slowdown in manufacturing will lead to more modest growth in the coming year, with U.S. GDP growth for the year targeted at 2.5%. Though the risk of an abrupt slowdown is present, prompted by either a stock market correction or a current account induced currency crisis, the more likely outcome is an undramatic slowing of activity.

We expect the Fed to be responsive to the slowing economy by continuing to ease monetary policy through the year, causing the yield curve to steepen and overall interest rate levels to decline. By year end 1999 our most likely scenario is for Fed funds to be in the area of 4.00% and 30 year U.S. Treasury yields to be slightly below 5.00%.

Paul Zemsky and Robert Teatom, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Seeks to provide a high return consistent with moderate risk of capital and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES

Investment-grade securities rated BBB/Baa or better at the time of purchase (including foreign issuers).


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ........................................               $103.3 million
Number of Issues ..................................                          140
Average Years to Maturity .........................                         16.6


ASSET MIX DISTRIBUTION (BY QUALITY)

AAA ...............................................                        17.9%
AA ................................................                         3.5%
A .................................................                        10.1%
BBB ...............................................                         9.4%
U.S. Gov't Obligations ............................                        50.8%
Commercial Paper ..................................                         7.6%
Not Rated .........................................                         0.7%


ASSET MIX DISTRIBUTION, AS OF DEC. 31, 1998

U.S. Treasury Securities (Long-Term) ..............                        18.8%
U.S. Gov't Bonds ..................................                        32.1%
Corp. Bonds (Long-Term) ...........................                        44.0%
Short-Term &Other .................................                         5.1%


TOTAL RETURNS OF PORTFOLIO AGAINST BENCHMARKS
As of December 31, 1998


                                                                          1 Year

JPM Core Bond Portfolio ...........................                        9.02%
(6) Salomon Brothers BIG ..........................                        8.72%
(7) Lipper Intermediate Investment
       Grade Debt Funds Average ...................                        7.23%

See the Notes on Performance preceding this section for a more detailed description of benchmarks.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998


                           JPM CORE BOND               SALOMON
                           PORTFOLIO                   BROTHERS BIG
Dec. 31, 1997              $10,000                     $10,000
Dec. 31, 1998              $10,902                     $10,872

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998


                                                                       MERRILL LYNCH   MERRILL LYNCH
                                                                        BASIC VALUE        WORLD
                                                                           EQUITY         STRATEGY
                                                                         PORTFOLIO       PORTFOLIO
                                                                      --------------- ---------------
ASSETS:
Investments at value (Note 1) .......................................  $178,204,274    $ 30,464,229
Cash ................................................................            85           1,956
Foreign cash (Note 1) ...............................................            --           4,133
Receivable for securities sold ......................................        70,622              --
Unrealized appreciation of foreign currency contracts (Note 1) ......            --           1,904
Short-term investments held as collateral for loaned securities .....     3,993,300       3,536,218
Receivable from Separate Accounts for Trust shares sold .............     1,220,708         139,190
Receivable for forward commitments ..................................            --              --
Market value of swap agreements (Note 1) ............................            --              --
Variation margin receivable on futures contracts ....................            --              --
Receivable from investment manager ..................................            --              --
Dividends, interest and other receivables ...........................       168,507         150,603
Deferred organizational costs (Note 1) ..............................        20,979          20,979
Other assets ........................................................           936             212
                                                                       ------------    ------------
 Total assets .......................................................   183,679,411      34,319,424
                                                                       ------------    ------------
LIABILITIES:
Payable to custodian ................................................         4,142          11,184
Payable for securities purchased ....................................     5,266,456              --
Unrealized depreciation of foreign currency contracts (Note 1) ......            --           1,892
Collateral held for loaned securities ...............................     3,993,300       3,536,218
Interest payable on swap agreements .................................            --              --
Variation margin payable on futures contracts (Note 1) ..............            --              --
Distribution fees payable ...........................................        34,789           6,035
Investment management fees payable ..................................        49,403          26,479
Trustees' fees payable ..............................................         5,816           2,639
Payable to Separate Accounts for Trust shares redeemed ..............       116,152          81,559
Forward commitments at value (Note 1) ...............................            --              --
Overdraft payable ...................................................            --              --
Accrued expenses (Note 1) ...........................................       105,150          22,456
                                                                       ------------    ------------
 Total liabilities ..................................................     9,575,208       3,688,462
                                                                       ------------    ------------
NET ASSETS ..........................................................  $174,104,203    $ 30,630,962
                                                                       ============    ============
Investments at cost .................................................  $178,491,483    $ 27,988,402
                                                                       ============    ============
Foreign cash at cost ................................................            --    $      3,991
                                                                       ============    ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................  $174,475,456    $ 29,940,774
 Accumulated undistributed (overdistributed) net investment
  income ............................................................          (175)       (117,119)
 Accumulated net realized gain (loss) ...............................       (83,869)     (1,669,496)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............      (287,209)      2,476,803
                                                                       ------------    ------------
NET ASSETS ..........................................................  $174,104,203    $ 30,630,962
                                                                       ============    ============
CLASS IA SHARES:
Net Assets ..........................................................  $         --    $         --
                                                                       ============    ============
Shares outstanding (Unlimited amount authorized: no par value) .                 --              --
                                                                       ============    ============
Net asset value, offering and redemption price per share (Note 1)      $         --    $         --
                                                                       ============    ============
CLASS IB SHARES:
Net Assets ..........................................................  $174,104,203    $ 30,630,962
                                                                       ============    ============
Shares outstanding (Unlimited amount authorized: no par value).......    14,081,141       2,802,280
                                                                       ============    ============
Net asset value, offering and redemption price per share (Note 1).     $      12.36    $      10.93
                                                                       ============    ============



                                                                             MFS
                                                                       EMERGING GROWTH        MFS           EQ/PUTNAM
                                                                          COMPANIES         RESEARCH        BALANCED
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                      ----------------- --------------- ----------------
ASSETS:
Investments at value (Note 1) .......................................   $ 460,562,340    $406,316,091     $ 76,972,936
Cash ................................................................              --          60,359            5,380
Foreign cash (Note 1) ...............................................              40              27               --
Receivable for securities sold ......................................      11,354,574       1,222,583          227,333
Unrealized appreciation of foreign currency contracts (Note 1) ......              --           2,918           19,828
Short-term investments held as collateral for loaned securities .....      29,725,924      17,820,637        7,601,915
Receivable from Separate Accounts for Trust shares sold .............       4,298,348       6,773,602        1,000,567
Receivable for forward commitments ..................................              --              --               --
Market value of swap agreements (Note 1) ............................              --              --               --
Variation margin receivable on futures contracts ....................              --              --               --
Receivable from investment manager ..................................              --              --               --
Dividends, interest and other receivables ...........................          67,977         215,173          366,422
Deferred organizational costs (Note 1) ..............................          20,979          20,979           20,979
Other assets ........................................................           1,905           1,916              415
                                                                        -------------    ------------     ------------
 Total assets .......................................................     506,032,087     432,434,285       86,215,775
                                                                        -------------    ------------     ------------
LIABILITIES:
Payable to custodian ................................................          12,311          13,276           11,887
Payable for securities purchased ....................................       1,833,609       6,439,202        2,518,539
Unrealized depreciation of foreign currency contracts (Note 1) ......              --             168           20,330
Collateral held for loaned securities ...............................      29,725,924      17,820,637        7,601,915
Interest payable on swap agreements .................................              --              --               --
Variation margin payable on futures contracts (Note 1) ..............              --              --               --
Distribution fees payable ...........................................          87,399          76,337           14,665
Investment management fees payable ..................................         139,593         124,473           17,430
Trustees' fees payable ..............................................          11,588          11,725            3,527
Payable to Separate Accounts for Trust shares redeemed ..............       1,852,087         127,022            3,559
Forward commitments at value (Note 1) ...............................              --              --               --
Overdraft payable ...................................................       4,874,593              --               --
Accrued expenses (Note 1) ...........................................         209,922         202,445           46,738
                                                                        -------------    ------------     ------------
 Total liabilities ..................................................      38,747,026      24,815,285       10,238,590
                                                                        -------------    ------------     ------------
NET ASSETS ..........................................................   $ 467,285,061    $407,619,000     $ 75,977,185
                                                                        =============    ============     ============
Investments at cost .................................................   $ 363,694,972    $347,692,676     $ 73,443,161
                                                                        =============    ============     ============
Foreign cash at cost ................................................   $          40    $         26               --
                                                                        =============    ============     ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ....................................................   $ 383,715,033    $356,248,779     $ 71,835,655
 Accumulated undistributed (overdistributed) net investment
  income ............................................................            (314)          8,161            4,600
 Accumulated net realized gain (loss) ...............................     (13,297,024)     (7,261,148)         606,975
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ...............      96,867,366      58,623,208        3,529,955
                                                                        -------------    ------------     ------------
NET ASSETS ..........................................................   $ 467,285,061    $407,619,000     $ 75,977,185
                                                                        =============    ============     ============
CLASS IA SHARES:
Net Assets ..........................................................   $   5,977,946    $         --     $         --
                                                                        =============    ============     ============
Shares outstanding (Unlimited amount authorized: no par value) .              372,796              --               --
                                                                        =============    ============     ============
Net asset value, offering and redemption price per share (Note 1)       $       16.04    $         --     $         --
                                                                        =============    ============     ============
CLASS IB SHARES:
Net Assets ..........................................................   $ 461,307,115    $407,619,000     $ 75,977,185
                                                                        =============    ============     ============
Shares outstanding (Unlimited amount authorized: no par value).......      28,762,124      28,690,376        6,247,664
                                                                        =============    ============     ============
Net asset value, offering and redemption price per share (Note 1).      $       16.04    $      14.21     $      12.16
                                                                        =============    ============     ============

See Notes to Financial Statements.

    EQ/PUTNAM          EQ/PUTNAM         EQ/PUTNAM                           T. ROWE PRICE     WARBURG PINCUS     MORGAN STANLEY
 GROWTH & INCOME     INTERNATIONAL       INVESTORS        T. ROWE PRICE      INTERNATIONAL      SMALL COMPANY        EMERGING
      VALUE              EQUITY            GROWTH         EQUITY INCOME          STOCK              VALUE         MARKETS EQUITY
    PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
-----------------   ---------------   ---------------   -----------------   ---------------   ----------------   ---------------

  $ 458,183,986      $143,127,639      $180,701,091       $ 244,507,873      $123,442,396      $ 167,467,416      $  36,389,482
            597             5,041               174                 478        10,785,789                134          4,192,904
             --               511                --                  --                --                 --          1,017,013
        158,994         1,558,107           436,093                  --                --            407,864             54,383
             --           146,196                --                  --                --                 --             87,435
     14,127,780         3,629,840         4,435,973           2,553,824         1,750,200          1,805,000                 --
      2,172,484           526,853         1,648,215           1,694,868           840,933            896,223            280,486
             --                --                --                  --                --                 --                 --
             --                --                --                  --                --                 --              6,099
             --                --                --                  --                --                 --                 --
             --                --                --                  --                --                 --                 --
        805,148           167,587            75,775             545,672           206,796             65,868            122,980
         20,979            20,979            20,979              20,979            20,979             20,979             22,895
          2,465               827               689               1,643             7,385              1,543                275
  -------------      ------------      ------------       -------------      ------------      -------------      -------------
    475,472,433       149,183,580       187,318,989         249,325,337       137,054,478        170,665,027         42,173,952
  -------------      ------------      ------------       -------------      ------------      -------------      -------------
         14,590            39,178             7,345               8,804            22,906              8,020             35,857
             --           645,804         7,691,674           1,922,525                --            958,021            487,089
             --           861,095                --                  --                --                 --            170,123
     14,127,780         3,629,840         4,435,973           2,553,824         1,750,200          1,805,000                 --
             --                --                --                  --                --                 --              1,020
             --                --                --                  --                --                 --                 --
         89,530            27,531            31,668              48,098            25,982             32,206              8,247
        155,299            93,864            52,003              80,863            90,308             68,756             47,449
         14,293             5,929             5,082               9,589             7,553              9,359              1,495
         75,766            73,452                --             161,482           405,252            159,508             27,275
             --                --                --                  --                --                 --                 --
             --                --                --                  --                --                 --                 --
        250,914            86,157            80,269             124,134            98,940            130,904             36,175
  -------------      ------------      ------------       -------------      ------------      -------------      -------------
     14,728,172         5,462,850        12,304,014           4,909,319         2,401,141          3,171,774            814,730
  -------------      ------------      ------------       -------------      ------------      -------------      -------------
  $ 460,744,261      $143,720,730      $175,014,975       $ 244,416,018      $134,653,337      $ 167,493,253      $  41,359,222
  =============      ============      ============       =============      ============      =============      =============
  $ 431,106,788      $126,041,583      $143,213,317       $ 234,198,903      $114,376,426      $ 166,971,230      $  38,914,579
  =============      ============      ============       =============      ============      =============      =============
             --      $        512                --                  --                --                 --      $   1,035,286
  =============      ============      ============       =============      ============      =============      =============
  $ 429,912,421      $129,456,209      $141,856,538       $ 233,651,379      $127,311,141      $ 187,720,498      $  54,618,635
         26,121           699,943            25,684              34,184          (158,252)              (291)           (35,802)
      3,728,521        (2,809,201)       (4,355,021)            421,464        (1,569,911)       (20,723,140)       (10,598,571)
     27,077,198        16,373,779        37,487,774          10,308,991         9,070,359            496,186         (2,625,040)
  -------------      ------------      ------------       -------------      ------------      -------------      -------------
  $ 460,744,261      $143,720,730      $175,014,975       $ 244,416,018      $134,653,337      $ 167,493,253      $  41,359,222
  =============      ============      ============       =============      ============      =============      =============
  $          --      $         --      $         --       $   2,414,564      $         --      $     747,354      $          --
  =============      ============      ============       =============      ============      =============      =============
             --                --                --             190,575                --             70,560                 --
  =============      ============      ============       =============      ============      =============      =============
  $          --      $         --      $         --       $       12.67      $         --      $       10.59      $          --
  =============      ============      ============       =============      ============      =============      =============
  $ 460,744,261      $143,720,730      $175,014,975       $ 242,001,454      $134,653,337      $ 166,745,899      $  41,359,222
  =============      ============      ============       =============      ============      =============      =============
     36,079,541        11,049,766        10,423,104          19,101,270        12,131,062         15,716,227          7,149,250
  =============      ============      ============       =============      ============      =============      =============
  $       12.77      $      13.01      $      16.79       $       12.67      $      11.10      $       10.61      $        5.79
  =============      ============      ============       =============      ============      =============      =============

EQ ADVISORS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998


                                                                               BT               BT
                                                                           EQUITY 500     INTERNATIONAL
                                                                             INDEX         EQUITY INDEX
                                                                           PORTFOLIO        PORTFOLIO
                                                                       ----------------- ---------------
ASSETS:
Investments at value (Note 1) ........................................   $ 236,088,036     $47,993,849
Cash .................................................................           5,211              --
Foreign cash (Note 1) ................................................              --         803,181
Receivable for securities sold .......................................       1,190,313              --
Unrealized appreciation of foreign currency contracts (Note 1) .......              --          30,402
Short-term investments held as collateral for loaned securities ......      20,909,620         484,745
Receivable from Separate Accounts for Trust shares sold ..............       3,905,133         277,598
Receivable for forward commitments ...................................              --              --
Market value of swap agreements (Note 1) .............................              --              --
Variation margin receivable on futures contracts .....................          21,362         158,526
Receivable from investment manager ...................................              --           2,030
Dividends, interest and other receivables ............................         205,181          43,141
Deferred organizational costs (Note 1) ...............................          25,074          25,074
Other assets .........................................................             970           5,443
                                                                         -------------     -----------
 Total assets ........................................................     262,350,900      49,823,989
                                                                         -------------     -----------
LIABILITIES:
Payable to custodian .................................................          12,568           9,106
Payable for securities purchased .....................................      17,030,709         102,059
Unrealized depreciation of foreign currency contracts (Note 1) .......              --           7,084
Collateral held for loaned securities ................................      20,909,620         484,745
Interest payable on swap agreements ..................................              --              --
Variation margin payable on futures contracts (Note 1) ...............              --              --
Distribution fees payable ............................................          40,805           9,179
Investment management fees payable ...................................          11,817              --
Trustees' fees payable ...............................................           2,392             935
Payable to Separate Accounts for Trust shares redeemed ...............              --         303,862
Forward commitments at value (Note 1) ................................              --              --
Overdraft payable ....................................................              --          44,781
Accrued expenses (Note 1) ............................................          96,136          51,898
                                                                         -------------     -----------
 Total liabilities ...................................................      38,104,047       1,013,649
                                                                         -------------     -----------
NET ASSETS ...........................................................   $ 224,246,853     $48,810,340
                                                                         =============     ===========
Investments at cost ..................................................   $ 214,993,662     $43,550,148
                                                                         =============     ===========
Foreign cash at cost .................................................              --     $   799,466
                                                                         =============     ===========
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .....................................................   $ 202,454,843     $44,480,534
 Accumulated undistributed (overdistributed) net investment
  income .............................................................           3,162         (18,030)
 Accumulated net realized gain (loss) ................................         647,013        (282,853)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ................      21,141,835       4,630,689
                                                                         -------------     -----------
NET ASSETS ...........................................................   $ 224,246,853     $48,810,340
                                                                         =============     ===========
CLASS IA SHARES:
Net Assets ...........................................................   $          --     $   735,037
                                                                         =============     ===========
Shares outstanding (Unlimited amount authorized: no par value) .                    --          62,077
                                                                         =============     ===========
Net asset value, offering and redemption price per share (Note 1)        $          --     $     11.84
                                                                         =============     ===========
CLASS IB SHARES:
Net Assets ...........................................................   $ 224,246,853     $48,075,303
                                                                         =============     ===========
Shares outstanding (Unlimited amount authorized: no par value) .            18,015,252       4,057,064
                                                                         =============     ===========
Net asset value, offering and redemption price per share (Note 1)        $       12.45     $     11.85
                                                                         =============     ===========



                                                                          BT SMALL                        LAZARD
                                                                           COMPANY          JPM          LARGE CAP
                                                                            INDEX        CORE BOND         VALUE
                                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                       -------------- --------------- --------------
ASSETS:
Investments at value (Note 1) ........................................  $34,128,789    $110,938,174    $76,158,954
Cash .................................................................        6,132          17,589          9,763
Foreign cash (Note 1) ................................................           --              --             --
Receivable for securities sold .......................................       48,550       6,055,831        173,588
Unrealized appreciation of foreign currency contracts (Note 1) .......           --          76,354             --
Short-term investments held as collateral for loaned securities ......    4,095,271       1,381,000      1,512,300
Receivable from Separate Accounts for Trust shares sold ..............      181,986       1,007,158        571,212
Receivable for forward commitments ...................................           --       4,510,613             --
Market value of swap agreements (Note 1) .............................           --              --             --
Variation margin receivable on futures contracts .....................        2,202              --             --
Receivable from investment manager ...................................          772              --             --
Dividends, interest and other receivables ............................       40,150         968,404         79,171
Deferred organizational costs (Note 1) ...............................       25,074          25,074         25,074
Other assets .........................................................          115             165            144
                                                                        -----------    ------------    -----------
 Total assets ........................................................   38,529,041     124,980,362     78,530,206
                                                                        -----------    ------------    -----------
LIABILITIES:
Payable to custodian .................................................       17,001           2,776          3,501
Payable for securities purchased .....................................    1,755,281      15,650,900      2,348,530
Unrealized depreciation of foreign currency contracts (Note 1) .......           --          26,995             --
Collateral held for loaned securities ................................    4,095,271       1,381,000      1,512,300
Interest payable on swap agreements ..................................           --              --             --
Variation margin payable on futures contracts (Note 1) ...............           --           2,250             --
Distribution fees payable ............................................        6,057          20,106         14,257
Investment management fees payable ...................................           --          24,949         15,324
Trustees' fees payable ...............................................          615           1,034            818
Payable to Separate Accounts for Trust shares redeemed ...............           --              --             --
Forward commitments at value (Note 1) ................................           --       4,489,258             --
Overdraft payable ....................................................           --              --             --
Accrued expenses (Note 1) ............................................       46,128          54,854         47,827
                                                                        -----------    ------------    -----------
 Total liabilities ...................................................    5,920,353      21,654,122      3,942,557
                                                                        -----------    ------------    -----------
NET ASSETS ...........................................................  $32,608,688    $103,326,240    $74,587,649
                                                                        ===========    ============    ===========
Investments at cost ..................................................  $34,873,755    $110,699,797    $69,235,746
                                                                        ===========    ============    ===========
Foreign cash at cost .................................................           --              --             --
                                                                        ===========    ============    ===========
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital .....................................................  $33,367,380    $103,150,840    $68,198,892
 Accumulated undistributed (overdistributed) net investment
  income .............................................................        5,196         (49,365)         2,707
 Accumulated net realized gain (loss) ................................      (23,362)        (62,988)      (537,158)
 Unrealized appreciation (depreciation) on investments and
  foreign currency denominated assets and liabilities ................     (740,526)        287,753      6,923,208
                                                                        -----------    ------------    -----------
NET ASSETS ...........................................................  $32,608,688    $103,326,240    $74,587,649
                                                                        ===========    ============    ===========
CLASS IA SHARES:
Net Assets ...........................................................  $        --    $         --    $        --
                                                                        ===========    ============    ===========
Shares outstanding (Unlimited amount authorized: no par value) .                 --              --             --
                                                                        ===========    ============    ===========
Net asset value, offering and redemption price per share (Note 1)       $        --    $         --    $        --
                                                                        ===========    ============    ===========
CLASS IB SHARES:
Net Assets ...........................................................  $32,608,688    $103,326,240    $74,587,649
                                                                        ===========    ============    ===========
Shares outstanding (Unlimited amount authorized: no par value) .          3,412,415       9,774,919      6,248,365
                                                                        ===========    ============    ===========
Net asset value, offering and redemption price per share (Note 1)       $      9.56    $      10.57    $     11.94
                                                                        ===========    ============    ===========

See Notes to Financial Statements.

     LAZARD                                                     MFS
    SMALL CAP        EQ/EVERGREEN                           GROWTH WITH
      VALUE           FOUNDATION        EQ/EVERGREEN          INCOME
    PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
----------------   ----------------   ----------------   ----------------
 $  51,426,111                 --                 --                 --
         2,400       $      1,000       $      1,000       $      1,000
            --                 --                 --                 --
       360,447                 --                 --                 --
            --                 --                 --                 --
     3,983,725                 --                 --                 --
       229,801                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
        69,818                 --                 --                 --
        25,074                 --                 --                 --
           148                 --                 --                 --
 -------------       ------------       ------------       ------------
    56,097,524              1,000              1,000              1,000
 -------------       ------------       ------------       ------------
         2,039                 --                 --                 --
       990,148                 --                 --                 --
            --                 --                 --                 --
     3,983,725                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
         9,708                 --                 --                 --
        18,764                 --                 --                 --
           743                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
            --                 --                 --                 --
        46,732                 --                 --                 --
 -------------       ------------       ------------       ------------
     5,051,859                 --                 --                 --
 -------------       ------------       ------------       ------------
 $  51,045,665       $      1,000       $      1,000       $      1,000
 =============       ============       ============       ============
 $  52,665,521                 --                 --                 --
 =============       ============       ============       ============
            --                 --                 --                 --
 =============       ============       ============       ============
 $  52,961,056       $      1,000       $      1,000       $      1,000

            --                 --                 --                 --
      (675,981)                --                 --                 --

    (1,239,410)                --                 --                 --
 -------------       ------------       ------------       ------------
 $  51,045,665       $      1,000       $      1,000       $      1,000
 =============       ============       ============       ============
 $          --       $         --       $         --       $         --
 =============       ============       ============       ============
            --                 --                 --                 --
 =============       ============       ============       ============
 $          --       $         --       $         --       $         --
 =============       ============       ============       ============
 $  51,045,665       $      1,000       $      1,000       $      1,000
 =============       ============       ============       ============
     5,506,840                100                100                100
 =============       ============       ============       ============
 $        9.27       $      10.00       $      10.00       $      10.00
 =============       ============       ============       ============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998



                                                  MERRILL LYNCH    MERRILL LYNCH
                                                   BASIC VALUE         WORLD
                                                      EQUITY          STRATEGY
                                                    PORTFOLIO        PORTFOLIO
                                                ----------------- ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (including $1,470 and $1,504
    from affiliated companies for the
    Morgan Stanley Emerging Markets
    Equity Portfolio and BT International
    Equity Index Portfolio, respectively) .....  $ 1,561,724       $    230,167
  Interest ....................................    1,005,517            487,278
  Securities lending--Net .....................       31,782              8,359
                                                 --------------    ------------
    Total income ..............................    2,599,023            725,804
                                                 --------------    ------------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ...................      632,783            179,486
  Administrative fees .........................       92,138             48,992
  Custody fees ................................       25,526             70,188
  Distribution fees--Class IB .................      287,628             64,102
  Printing and mailing expenses ...............      123,975             33,375
  Professional fees ...........................       33,842              6,090
  Interest expense on swap agreements .........           --                 --
  Interest expense on loans ...................           --                 --
  Trustees' fees (Note 7) .....................        8,295              2,440
  Amortization of deferred organizational
    expense ...................................        6,322              6,322
  Miscellaneous ...............................        4,279              1,802
                                                 --------------    ------------
    Gross expenses ............................    1,214,788            412,797
                                                 --------------    ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee .........     (236,168)          (104,468)
  Reimbursement from investment
    manager ...................................           --                 --
                                                 --------------    ------------
    Total waivers and reimbursements ..........     (236,168)          (104,468)
                                                 --------------    ------------
  Net expenses ................................      978,620            308,329
                                                 --------------    ------------
NET INVESTMENT INCOME (LOSS) ..................    1,620,403            417,475
                                                 --------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ..................................    5,652,703         (1,242,455)
  Swap agreements .............................           --                 --
  Options written .............................           --                 --
  Foreign currency transactions ...............           --           (323,399)
  Futures contracts ...........................           --                 --
                                                 --------------    ------------
 Realized gain (loss)--net ....................    5,652,703         (1,565,854)
                                                 --------------    ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ..................................     (239,779)         2,545,676
  Swap agreements .............................           --                 --
  Foreign currency transactions ...............           --             17,668
  Forward commitments .........................           --                 --
  Futures contracts ...........................           --                 --
                                                 --------------    ------------
 Unrealized appreciation
  (depreciation)--net .........................     (239,779)         2,563,344
                                                 --------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ......    5,412,924            997,490
                                                 --------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ...................................  $ 7,033,327       $  1,414,965
                                                 ==============    ============
*Foreign taxes withheld on dividends .......... $           --     $     21,887
                                                ==============     ============
*Foreign taxes withheld on interest ........... $           --     $        978
                                                ==============     ============



                                                        MFS
                                                  EMERGING GROWTH        MFS          EQ/PUTNAM
                                                     COMPANIES         RESEARCH        BALANCED
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                ------------------ --------------- ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (including $1,470 and $1,504
    from affiliated companies for the
    Morgan Stanley Emerging Markets
    Equity Portfolio and BT International
    Equity Index Portfolio, respectively) ..... $    316,928        $  2,259,276     $   667,576
  Interest ....................................      865,796             765,408       1,169,302
  Securities lending--Net .....................      157,652              66,086          19,172
                                                ----------------    ------------     -----------
    Total income ..............................    1,340,376           3,090,770       1,856,050
                                                ----------------    ------------     -----------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ...................    1,351,932           1,319,969         269,939
  Administrative fees .........................      166,093             160,767          65,412
  Custody fees ................................       76,581              80,756          73,287
  Distribution fees--Class IB .................      613,697             599,986         122,699
  Printing and mailing expenses ...............      252,377             257,786          55,598
  Professional fees ...........................       68,932              68,436          12,925
  Interest expense on swap agreements .........           --                  --              --
  Interest expense on loans ...................          232                  11              --
  Trustees' fees (Note 7) .....................       15,775              15,851           3,787
  Amortization of deferred organizational
    expense ...................................        6,322               6,322           6,322
  Miscellaneous ...............................        8,027               8,188           2,384
                                                ----------------    ------------     -----------
    Gross expenses ............................    2,559,968           2,518,072         612,353
                                                ----------------    ------------     -----------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee .........     (470,590)           (477,580)       (169,979)
  Reimbursement from investment
    manager ...................................           --                  --              --
                                                ----------------    ------------     -----------
    Total waivers and reimbursements ..........     (470,590)           (477,580)       (169,979)
                                                ----------------    ------------     -----------
  Net expenses ................................    2,089,378           2,040,492         442,374
                                                ----------------    ------------     -----------
NET INVESTMENT INCOME (LOSS) ..................     (749,002)          1,050,278       1,413,676
                                                ----------------    ------------     -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities ..................................  (12,432,018)         (6,397,924)      1,311,316
  Swap agreements .............................           --                  --              --
  Options written .............................           --                  --              30
  Foreign currency transactions ...............      (12,052)            (19,945)        (41,319)
  Futures contracts ...........................           --                  --              --
                                                ----------------    ------------     -----------
 Realized gain (loss)--net ....................  (12,444,070)         (6,417,869)      1,270,027
                                                ----------------    ------------     -----------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities ..................................   96,627,325          57,047,662       2,686,762
  Swap agreements .............................           --                  --              --
  Foreign currency transactions ...............          161                 165           2,011
  Forward commitments .........................           --                  --              --
  Futures contracts ...........................           --                  --              --
                                                ----------------    ------------     -----------
 Unrealized appreciation
  (depreciation)--net .........................   96,627,486          57,047,827       2,688,773
                                                ----------------    ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ......   84,183,416          50,629,958       3,958,800
                                                ----------------    ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ................................... $ 83,434,414        $ 51,680,236     $ 5,372,476
                                                ================    ============     ===========
*Foreign taxes withheld on dividends .......... $      2,701        $     22,076     $       117
                                                ================    ============     ===========
*Foreign taxes withheld on interest ........... $            --     $        --      $       148
                                                ================    ============     ===========



See Notes to Financial Statements.

     EQ/PUTNAM          EQ/PUTNAM          EQ/PUTNAM
     GROWTH &         INTERNATIONAL        INVESTORS
   INCOME VALUE          EQUITY             GROWTH
     PORTFOLIO          PORTFOLIO          PORTFOLIO
------------------ ------------------ ------------------
 $  5,596,754       $  1,299,081       $    644,026
      844,479            451,636            235,113
       37,162             17,954             16,621
 ---------------    ---------------    ---------------
    6,478,395          1,768,671            895,760
 ---------------    ---------------    ---------------
    1,654,313            673,315            497,899
      191,609             92,040             80,365
       88,320            242,399             46,079
      751,961            240,470            226,318
      331,477            110,585             94,385
       87,634             26,305             23,973
           --                 --                 --
           --                 --                 --
       20,302              6,840              6,347

        6,322              6,322              6,322
       10,528              8,021              3,372
 ---------------    ---------------    ---------------
    3,142,466          1,406,297            985,060
 ---------------    ---------------    ---------------
     (585,144)          (251,387)          (214,923)
           --                 --                 --
 ---------------    ---------------    ---------------
     (585,144)          (251,387)          (214,923)
 ---------------    ---------------    ---------------
    2,557,322          1,154,910            770,137
 ---------------    ---------------    ---------------
    3,921,073            613,761            125,623
 ---------------    ---------------    ---------------
    7,671,440         (2,629,940)        (4,124,377)
           --                 --                 --
           --                 --                 --
           --           (165,381)                --
           --                 --                 --
 ---------------    ---------------    ---------------
    7,671,440         (2,795,321)        (4,124,377)
 ---------------    ---------------    ---------------


   24,262,285         17,262,604         34,949,382
           --                 --                 --
           --           (666,755)                --
           --                 --                 --
           --                 --                 --
 ---------------    ---------------    ---------------
   24,262,285         16,595,849         34,949,382
 ---------------    ---------------    ---------------
   31,933,725         13,800,528         30,825,005
 ---------------    ---------------    ---------------
 $ 35,854,798       $ 14,414,289       $ 30,950,628
 ===============    ===============    ===============
$            --     $    191,141      $            --
===============     ===============   ===============
$            --    $            --    $            --
===============    ===============    ===============



     EQ/PUTNAM                           T. ROWE PRICE     WARBURG PINCUS     MORGAN STANLEY
     GROWTH &         T. ROWE PRICE      INTERNATIONAL      SMALL COMPANY        EMERGING
   INCOME VALUE       EQUITY INCOME          STOCK              VALUE         MARKETS EQUITY
     PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
------------------ ------------------ ------------------ ------------------ -----------------
 $  5,596,754       $  4,823,366       $  1,646,765      $   1,377,899           $    602,417
      844,479            684,439            313,377            876,633                202,965
       37,162             33,428             11,684             39,376                    132
 ---------------    ---------------    ---------------   ----------------        ------------
    6,478,395          5,541,233          1,971,826          2,293,908                805,514
 ---------------    ---------------    ---------------   ----------------        ------------
    1,654,313          1,000,224            788,805          1,012,129                364,795
      191,609            131,283            120,081            113,472                 58,490
       88,320             38,421            127,499             47,243                244,468
      751,961            454,647            262,895            389,193                 79,303
      331,477            182,008            127,935            201,381                 40,475
       87,634             52,181             29,037             43,635                 12,773
           --                 --                 --                 --                 17,812
           --                 --                 --                 --                     --
       20,302             12,493              7,038             10,608                  2,098

        6,322              6,322              6,322              6,322                  6,312
       10,528              7,201              8,693              7,235                  6,661
 ---------------    ---------------    ---------------   ----------------        ------------
    3,142,466          1,884,780          1,478,305          1,831,218                833,187
 ---------------    ---------------    ---------------   ----------------        ------------
     (585,144)          (338,946)          (215,359)          (273,559)              (259,678)
           --                 --                 --                 --                     --
 ---------------    ---------------    ---------------   ----------------        ------------
     (585,144)          (338,946)          (215,359)          (273,559)              (259,678)
 ---------------    ---------------    ---------------   ----------------        ------------
    2,557,322          1,545,834          1,262,946          1,557,659                573,509
 ---------------    ---------------    ---------------   ----------------        ------------
    3,921,073          3,995,399            708,880            736,249                232,005
 ---------------    ---------------    ---------------   ----------------        ------------
    7,671,440          5,433,915         (1,227,907)       (19,257,182)           (10,177,163)
           --                 --                 --                 --                (95,204)
           --                 --                 --                 --                     --
           --             (7,065)          (103,487)                --               (104,276)
           --                 --                 --                 --                     --
 ---------------    ---------------    ---------------   ----------------        ------------
    7,671,440          5,426,850         (1,331,394)       (19,257,182)           (10,376,643)
 ---------------    ---------------    ---------------   ----------------        ------------


   24,262,285          4,862,525         12,679,282             56,703                385,027
           --                 --                 --                 --                 78,696
           --                451              7,897                 --               (104,889)
           --                 --                 --                 --                     --
           --                 --                 --                 --                     --
 ---------------    ---------------    ---------------   ----------------        ------------
   24,262,285          4,862,976         12,687,179             56,703                358,834
 ---------------    ---------------    ---------------   ----------------        ------------
   31,933,725         10,289,826         11,355,785        (19,200,479)           (10,017,809)
 ---------------    ---------------    ---------------   ----------------        ------------
 $ 35,854,798       $ 14,285,225       $ 12,064,665      $ (18,464,230)         $  (9,785,804)
 ===============    ===============    ===============   ================      ==============
$          --       $      6,370       $    201,638      $          --          $      29,792
===============     ===============    ===============   ================      ==============
$          --       $         --       $         --      $          --          $          --
===============    ===============    ===============    ================      ==============

EQ ADVISORS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998



                                                     BT              BT              BT
                                                 EQUITY 500    INTERNATIONAL   SMALL COMPANY
                                                    INDEX       EQUITY INDEX       INDEX
                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               -------------- --------------- ---------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (includes $1,470 and $1,504
   from affiliated companies for the
   Morgan Stanley Emerging Markets
   Equity and BT International Equity
   Index Portfolio, respectively) ............  $ 1,165,608    $   388,553    $  247,565
  Interest ...................................      313,848        152,744        67,384
  Securities lending--Net ....................        4,711          5,397        10,169
                                                -----------    -----------    ----------
   Total income ..............................    1,484,167        546,694       325,118
                                                -----------    -----------    ----------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ..................      210,001         98,039        45,728
  Administrative fees ........................       91,209         89,083        97,220
  Custody fees ...............................       75,302         94,016       101,731
  Distribution fees--Class IB ................      210,001         69,922        45,728
  Printing and mailing expenses ..............       69,606         34,305        25,391
  Professional fees ..........................       25,745          9,568         6,456
  Interest expense on swap agreements ........           --             --            --
  Interest expense on loans ..................           --         12,929            --
  Trustees' fees (Note 7) ....................        4,538          1,971         1,310
  Amortization of deferred organizational
   expense ...................................        6,267          6,267         6,267
  Miscellaneous ..............................        1,501            915           530
                                                -----------    -----------    ----------
   Gross expenses ............................      694,170        417,015       330,361
                                                -----------    -----------    ----------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ........     (210,001)       (98,039)      (45,728)
  Reimbursement from investment
   manager ...................................      (22,206)       (82,064)     (174,886)
                                                -----------    -----------    ----------
   Total waivers and reimbursements ..........     (232,207)      (180,103)     (220,614)
                                                -----------    -----------    ----------
  Net expenses ...............................      461,963        236,912       109,747
                                                -----------    -----------    ----------
NET INVESTMENT INCOME ........................    1,022,204        309,782       215,371
                                                -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN
 (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities .................................      182,410         29,249       123,720
  Swap agreements ............................           --             --            --
  Options written ............................           --             --            --
  Foreign currency transactions ..............           --        266,676            --
  Futures contracts ..........................      464,603       (312,103)      277,358
                                                -----------    -----------    ----------
 Realized gain (loss)--net ...................      647,013        (16,178)      401,078
                                                -----------    -----------    ----------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities .................................   21,094,374      4,443,701      (744,966)
  Swap agreements ............................           --             --            --
  Foreign currency transactions ..............           --         47,682            --
  Forward commitments ........................           --             --            --
  Futures contracts ..........................       47,461        139,306         4,440
                                                -----------    -----------    ----------
 Unrealized appreciation
  (depreciation)--net ........................   21,141,835      4,630,689      (740,526)
                                                -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET .....   21,788,848      4,614,511      (339,448)
                                                -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ..................................  $22,811,052    $ 4,924,293    $ (124,077)
                                                ===========    ===========    ==========
*Foreign taxes withheld on dividends .........  $        11    $    59,292    $       --
                                                -----------    -----------    -------------
*Foreign taxes withheld on interest ..........  $        --    $        --    $       --
                                                ===========   ==============  =============


                                                                    LAZARD           LAZARD
                                                     JPM          LARGE CAP        SMALL CAP
                                                  CORE BOND         VALUE            VALUE
                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO
                                               --------------- --------------- -----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (includes $1,470 and $1,504
   from affiliated companies for the
   Morgan Stanley Emerging Markets
   Equity and BT International Equity
   Index Portfolio, respectively) ............  $    24,980     $   458,068         $    254,021
  Interest ...................................    2,176,519         148,397              160,068
  Securities lending--Net ....................        2,202           3,516                4,369
                                                -----------     -----------         ------------
   Total income ..............................    2,203,701         609,981              418,458
                                                -----------     -----------         ------------
 Expenses (Notes 1, 2, 3, 4 and 5):
  Investment management fee ..................      172,507         160,570              194,797
  Administrative fees ........................       52,546          47,035               45,857
  Custody fees ...............................       16,557          20,950               25,294
  Distribution fees--Class IB ................       95,837          72,986               60,874
  Printing and mailing expenses ..............       34,716          28,418               27,342
  Professional fees ..........................       11,907           9,298                8,130
  Interest expense on swap agreements ........           --              --                   --
  Interest expense on loans ..................           --              --                   --
  Trustees' fees (Note 7) ....................        1,903           1,527                1,471
  Amortization of deferred organizational
   expense ...................................        6,267           6,267                6,267
  Miscellaneous ..............................          680           2,304                5,460
                                                -----------     -----------         ------------
   Gross expenses ............................      392,920         349,355              375,492
                                                -----------     -----------         ------------
 Waivers and reimbursements: (Note 6)
  Waiver of investment management fee ........      (86,241)        (87,559)             (83,297)
  Reimbursement from investment
   manager ...................................           --              --                   --
                                                -----------     -----------         ------------
   Total waivers and reimbursements ..........      (86,241)        (87,559)             (83,297)
                                                -----------     -----------         ------------
  Net expenses ...............................      306,679         261,796              292,195
                                                -----------     -----------         ------------
NET INVESTMENT INCOME ........................    1,897,022         348,185              126,263
                                                -----------     -----------         ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) (NOTE 1):
 Realized Gain (Loss) on:
  Securities .................................      884,507        (537,158)           (675,981)
  Swap agreements ............................           --              --                  --
  Options written ............................           --              --                  --
  Foreign currency transactions ..............     (195,058)
  Futures contracts ..........................      252,153              --                  --
                                                -----------     -----------         ------------
 Realized gain (loss)--net ...................      941,602        (537,158)            (675,981)
                                                -----------     -----------         ------------
 Change in Unrealized Appreciation
  (Depreciation) on:
  Securities .................................      238,377       6,923,208           (1,239,410)
  Swap agreements ............................           --              --                   --
  Foreign currency transactions ..............       49,359              --                   --
  Forward commitments ........................       21,355              --                   --
  Futures contracts ..........................      (21,338)             --                   --
                                                -----------     -----------        -------------
 Unrealized appreciation
  (depreciation)--net ........................      287,753       6,923,208           (1,239,410)
                                                -----------     -----------        -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET .....    1,229,355       6,386,050           (1,915,391)
                                                -----------     -----------        -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ..................................  $ 3,126,377     $ 6,734,235        $  (1,789,128)
                                                ===========     ===========    =================
*Foreign taxes withheld on dividends ........   $        --     $        --        $          --
                                               --------------  --------------  -----------------
*Foreign taxes withheld on interest ..........  $        --     $        --        $          --
                                               ==============  ==============  =================

See Notes to Financial Statements.

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                    MERRILL LYNCH BASIC VALUE
                                                                        EQUITY PORTFOLIO
                                                             ---------------------------------------
                                                                                     MAY 1, 1997*
                                                                  YEAR ENDED              TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................    $   1,620,403       $    255,492
 Realized gain (loss)--net .................................        5,652,703            209,710
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................         (239,779)           (47,430)
                                                                -------------       ------------
 Net increase (decrease) in net assets from operations .....        7,033,327            417,772
                                                                -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                 --
  Dividends in excess of net investment income .............               --                 --
  Distributions from realized gains ........................               --                 --
  Distributions in excess of realized gains ................               --                 --
  Return of capital distributions ..........................               --                 --
                                                                -------------       ------------
 Total Class IA dividends and distributions ................               --                 --
                                                                -------------       ------------
 Class IB:
  Dividends from net investment income .....................       (1,636,788)          (247,223)
  Dividends in excess of net investment income .............           (8,838)                --
  Distributions from realized gains ........................       (5,629,501)          (209,710)
  Distributions in excess of realized gains ................          (75,031)           (23,202)
  Return of capital distributions ..........................               --                 --
                                                                -------------       ------------
 Total Class IB dividends and distributions ................       (7,350,158)          (480,135)
                                                                -------------       ------------
 Decrease in net assets from dividends and
  distributions ............................................       (7,350,158)          (480,135)
                                                                -------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                                -------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                                -------------       ------------
 Class IB:
  Shares sold ..............................................      161,279,159         53,828,437
  Shares issued from reinvestment of dividends and
   distributions ...........................................        7,350,158            480,135
  Shares redeemed ..........................................      (43,703,327)        (4,751,165)
                                                                -------------       ------------
 Total Class IB transactions ...............................      124,925,990         49,557,407
                                                                -------------       ------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................      124,925,990         49,557,407
                                                                -------------       ------------
INCREASE IN NET ASSETS .....................................      124,609,159         49,495,044
NET ASSETS, BEGINNING OF PERIOD ............................       49,495,044                 --
                                                                -------------       ------------
NET ASSETS, END OF PERIOD ..................................    $ 174,104,203       $ 49,495,044
                                                                =============       ============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............    $        (175)      $     12,476
                                                                =============       ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                                -------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                                =============       ============
 Class IB:
  Shares sold ..............................................       12,674,506          4,633,508
  Shares issued from reinvestment of dividends and
   distributions ...........................................          600,506             42,265
  Shares redeemed ..........................................       (3,467,476)          (402,168)
                                                                -------------       ------------
 Total Class IB transactions ...............................        9,807,536          4,273,605
                                                                =============       ============



                                                                  MERRILL LYNCH WORLD STRATEGY
                                                                           PORTFOLIO
                                                             --------------------------------------
                                                                                    MAY 1, 1997*
                                                                  YEAR ENDED             TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................   $      417,475       $    133,437
 Realized gain (loss)--net .................................       (1,565,854)          (294,596)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................        2,563,344            (86,541)
                                                               --------------       ------------
 Net increase (decrease) in net assets from operations .....        1,414,965           (247,700)
                                                               --------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                 --
  Dividends in excess of net investment income .............               --                 --
  Distributions from realized gains ........................               --                 --
  Distributions in excess of realized gains ................               --                 --
  Return of capital distributions ..........................               --                 --
                                                               --------------       ------------
 Total Class IA dividends and distributions ................               --                 --
                                                               --------------       ------------
 Class IB:
  Dividends from net investment income .....................         (106,747)           (75,981)
  Dividends in excess of net investment income .............         (117,119)            (6,214)
  Distributions from realized gains ........................               --                 --
  Distributions in excess of realized gains ................               --           (187,184)
  Return of capital distributions ..........................               --                 --
                                                               --------------       ------------
 Total Class IB dividends and distributions ................         (223,866)          (269,379)
                                                               --------------       ------------
 Decrease in net assets from dividends and
  distributions ............................................         (223,866)          (269,379)
                                                               --------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                               --------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                               --------------       ------------
 Class IB:
  Shares sold ..............................................       21,435,271         24,010,398
  Shares issued from reinvestment of dividends and
   distributions ...........................................          223,866            269,379
  Shares redeemed ..........................................      (10,429,724)        (5,552,248)
                                                               --------------       ------------
 Total Class IB transactions ...............................       11,229,413         18,727,529
                                                               --------------       ------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       11,229,413         18,727,529
                                                               --------------       ------------
INCREASE IN NET ASSETS .....................................       12,420,512         18,210,450
NET ASSETS, BEGINNING OF PERIOD ............................       18,210,450                 --
                                                               --------------       ------------
NET ASSETS, END OF PERIOD ..................................   $   30,630,962       $ 18,210,450
                                                               ==============       ============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............   $     (117,119)      $     (6,214)
                                                               ==============       ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                               --------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                               ==============       ============
 Class IB:
  Shares sold ..............................................        1,987,470          2,241,153
  Shares issued from reinvestment of dividends and
   distributions ...........................................           20,942             26,332
  Shares redeemed ..........................................         (972,049)          (501,568)
                                                               --------------       ------------
 Total Class IB transactions ...............................        1,036,363          1,765,917
                                                               ==============       ============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1997 commenced operations on January 1, 1998.
*** The Portfolios that received initial capital on December 31, 1998 will commence operations on January 1, 1999.

See Notes to Financial Statements.

      MFS EMERGING GROWTH COMPANIES
                PORTFOLIO                            MFS RESEARCH PORTFOLIO                   EQ/PUTNAM BALANCED PORTFOLIO
-----------------------------------------   -----------------------------------------   ----------------------------------------
                          MAY 1, 1997*                                MAY 1, 1997*                               MAY 1, 1997*
     YEAR ENDED                TO                YEAR ENDED                TO                YEAR ENDED               TO
 DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1998     DECEMBER 31, 1997
-------------------   -------------------   -------------------   -------------------   -------------------   ------------------
  $    (749,002)         $     189,683         $   1,050,278         $    219,276          $   1,413,676         $    296,083
    (12,444,070)             1,472,642            (6,417,869)             104,995              1,270,027              281,700


     96,627,486                239,880            57,047,827            1,575,381              2,688,773              841,182
  --------------         -------------         -------------         ------------          -------------         ------------
     83,434,414              1,902,205            51,680,236            1,899,652              5,372,476            1,418,965
  --------------         -------------         -------------         ------------          -------------         ------------
             --                     --                    --                   --                     --                   --
             --                     --                    --                   --                     --                   --
             --                     --                    --                   --                     --                   --
             --                     --                    --                   --                     --                   --
             --                     --                    --                   --                     --                   --
  --------------         -------------         -------------         ------------          -------------         ------------
             --                     --                    --                   --                     --                   --
  --------------         -------------         -------------         ------------          -------------         ------------
         (7,792)              (191,439)           (1,012,965)            (225,007)               (93,972)            (279,057)
               (8)                (513)                   --              (19,539)            (1,254,242)             (13,681)
             --             (1,475,542)                   --             (107,634)              (827,467)            (196,041)
             --               (865,006)                   --             (863,224)                    --                   --
             --                     --                    --                   --                     --                   --
  ---------------        -------------         -------------         ------------          -------------         ------------
         (7,800)            (2,532,500)           (1,012,965)          (1,215,404)            (2,175,681)            (488,779)
  ---------------        -------------         -------------         ------------          -------------         ------------

         (7,800)            (2,532,500)           (1,012,965)          (1,215,404)            (2,175,681)            (488,779)
  ---------------        -------------         -------------         ------------          -------------         ------------
      6,000,146                     --                    --                   --                     --                   --

             --                     --                    --                   --                     --                   --
       (482,295)                    --                    --                   --                     --                   --
  ---------------        -------------         -------------         ------------          -------------         ------------
      5,517,851                     --                    --                   --                     --                   --
  ---------------        -------------         -------------         ------------          -------------         ------------
    611,028,621            146,747,168           296,232,678          120,065,201             70,178,473           32,089,702

          7,800              2,532,500             1,012,965            1,215,404              2,175,681              488,779
   (334,513,068)           (46,832,130)          (57,048,378)          (5,210,389)           (25,427,352)          (7,655,079)
  ---------------        -------------         -------------         ------------          -------------         ------------
    276,523,353            102,447,538           240,197,265          116,070,216             46,926,802           24,923,402
  ---------------        -------------         -------------         ------------          -------------         ------------

    282,041,204            102,447,538           240,197,265          116,070,216             46,926,802           24,923,402
  ---------------        -------------         -------------         ------------          -------------         ------------
    365,467,818            101,817,243           290,864,536          116,754,464             50,123,597           25,853,588
    101,817,243                     --           116,754,464                   --             25,853,588                   --
  ---------------        -------------         -------------         ------------          -------------         ------------
  $ 467,285,061          $ 101,817,243         $ 407,619,000         $116,754,464          $  75,977,185         $ 25,853,588
  ===============        =============         =============         ============          =============         ============

  $        (314)         $        (513)        $       8,161         $    (19,539)         $       4,600         $    (13,681)
  ===============        =============         =============         ============          =============         ============
        404,027                     --                    --                   --                     --                   --

             --                     --                    --                   --                     --                   --
        (31,231)                    --                    --                   --                     --                   --
  ---------------        -------------         -------------         ------------          -------------         ------------
        372,796                     --                    --                   --                     --                   --
  ===============        =============         =============         ============          =============         ============
     44,295,343             12,281,631            22,888,136           10,512,264              5,930,052            2,939,085

            568                219,454                73,904              108,421                181,291               43,995
    (24,074,548)            (3,960,324)           (4,442,595)            (449,754)            (2,169,078)            (677,681)
  ---------------        -------------         -------------         ------------          -------------         ------------
     20,221,363              8,540,761            18,519,445           10,170,931              3,942,265            2,305,399
  ===============        =============         =============         ============          =============         ============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                    EQ/PUTNAM GROWTH & INCOME
                                                                         VALUE PORTFOLIO
                                                             ---------------------------------------
                                                                                     MAY 1, 1997*
                                                                  YEAR ENDED              TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................    $   3,921,073       $    691,408
 Realized gain (loss)--net .................................        7,671,440            157,072
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................       24,262,285          2,814,913
                                                                -------------       ------------
 Net increase (decrease) in net assets from operations .....       35,854,798          3,663,393
                                                                -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                 --
  Dividends in excess of net investment income .............               --                 --
  Distributions from realized gains ........................               --                 --
  Distributions in excess of realized gains ................               --                 --
  Return of capital distributions ..........................               --                 --
                                                                -------------       ------------
 Total Class IA dividends and distributions ................               --                 --
                                                                -------------       ------------
 Class IB:
  Dividends from net investment income .....................       (3,908,330)          (695,650)
  Dividends in excess of net investment income .............               --             (1,258)
  Distributions from realized gains ........................       (3,529,756)          (157,079)
  Distributions in excess of realized gains ................               --           (413,163)
  Return of capital distributions ..........................               --                 --
                                                                -------------       ------------
 Total Class IB dividends and distributions ................       (7,438,086)        (1,267,150)
                                                                -------------       ------------
 Decrease in net assets from dividends and
  distributions ............................................       (7,438,086)        (1,267,150)
                                                                -------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                                -------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                                -------------       ------------
 Class IB:
  Shares sold ..............................................      302,749,372        150,166,887
  Shares issued from reinvestment of dividends and
   distributions ...........................................        7,438,086          1,267,150
  Shares redeemed ..........................................      (28,119,631)        (3,570,558)
                                                                -------------       ------------
 Total Class IB transactions ...............................      282,067,827        147,863,479
                                                                -------------       ------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................      282,067,827        147,863,479
                                                                -------------       ------------
INCREASE IN NET ASSETS .....................................      310,484,539        150,259,722
NET ASSETS, BEGINNING OF PERIOD ............................      150,259,722                 --
                                                                -------------       ------------
NET ASSETS, END OF PERIOD ..................................    $ 460,744,261       $150,259,722
                                                                =============       ============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............    $      26,121       $        (42)
                                                                =============       ============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                 --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                 --
  Shares redeemed ..........................................               --                 --
                                                                -------------       ------------
 Total Class IA transactions ...............................               --                 --
                                                                =============       ============
 Class IB:
  Shares sold ..............................................       24,763,118         13,247,726
  Shares issued from reinvestment of dividends and
   distributions ...........................................          591,764            111,940
  Shares redeemed ..........................................       (2,321,054)          (313,953)
                                                                -------------       ------------
 Total Class IB transactions ...............................       23,033,828         13,045,713
                                                                =============       ============



                                                                 EQ/PUTNAM INTERNATIONAL EQUITY
                                                                           PORTFOLIO
                                                             --------------------------------------
                                                                                    MAY 1, 1997*
                                                                  YEAR ENDED             TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................    $     613,761       $   136,844
 Realized gain (loss)--net .................................       (2,795,321)           91,742
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................       16,595,849          (222,070)
                                                                -------------       -----------
 Net increase (decrease) in net assets from operations .....       14,414,289             6,516
                                                                -------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                --
  Dividends in excess of net investment income .............               --                --
  Distributions from realized gains ........................               --                --
  Distributions in excess of realized gains ................               --                --
  Return of capital distributions ..........................               --                --
                                                                -------------       -----------
 Total Class IA dividends and distributions ................               --                --
                                                                -------------       -----------
 Class IB:
  Dividends from net investment income .....................          (42,950)          (99,488)
  Dividends in excess of net investment income .............               --                --
  Distributions from realized gains ........................               --           (70,340)
  Distributions in excess of realized gains ................               --          (179,261)
  Return of capital distributions ..........................               --                --
                                                                -------------       -----------
 Total Class IB dividends and distributions ................          (42,950)         (349,089)
                                                                -------------       -----------
 Decrease in net assets from dividends and
  distributions ............................................          (42,950)         (349,089)
                                                                -------------       -----------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                --
  Shares redeemed ..........................................               --                --
                                                                -------------       -----------
 Total Class IA transactions ...............................               --                --
                                                                -------------       -----------
 Class IB:
  Shares sold ..............................................       86,265,870        58,043,736
  Shares issued from reinvestment of dividends and
   distributions ...........................................           42,950           349,089
  Shares redeemed ..........................................      (14,637,575)         (372,106)
                                                                -------------       -----------
 Total Class IB transactions ...............................       71,671,245        58,020,719
                                                                -------------       -----------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       71,671,245        58,020,719
                                                                -------------       -----------
INCREASE IN NET ASSETS .....................................       86,042,584        57,678,146
NET ASSETS, BEGINNING OF PERIOD ............................       57,678,146                --
                                                                -------------       -----------
NET ASSETS, END OF PERIOD ..................................    $ 143,720,730       $57,678,146
                                                                =============       ===========
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............    $     699,943       $    62,965
                                                                =============       ===========
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                --
  Shares redeemed ..........................................               --                --
                                                                -------------       -----------
 Total Class IA transactions ...............................               --                --
                                                                =============       ===========
 Class IB:
  Shares sold ..............................................        6,968,356         5,297,238
  Shares issued from reinvestment of dividends and
   distributions ...........................................            3,382            32,263
  Shares redeemed ..........................................       (1,217,991)          (33,482)
                                                                -------------       -----------
 Total Class IB transactions ...............................        5,753,747         5,296,019
                                                                =============       ===========

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1997 commenced operations on January 1, 1998.
*** The Portfolios that received initial capital on December 31, 1998 will commence operations on January 1, 1999.

See Notes to Financial Statements.

       EQ/PUTNAM INVESTORS GROWTH                  T. ROWE PRICE EQUITY INCOME                T. ROWE PRICE INTERNATIONAL
                PORTFOLIO                                   PORTFOLIO                               STOCK PORTFOLIO
-----------------------------------------   -----------------------------------------   ----------------------------------------
                          MAY 1, 1997*                                MAY 1, 1997*                               MAY 1, 1997*
     YEAR ENDED                TO                YEAR ENDED                TO                YEAR ENDED               TO
 DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1998     DECEMBER 31, 1997
-------------------   -------------------   -------------------   -------------------   -------------------   ------------------
   $    125,623           $    71,785          $   3,995,399         $     755,994        $      708,880        $     128,093
     (4,124,377)              115,368              5,426,850               350,530            (1,331,394)            (368,231)


     34,949,382             2,538,392              4,862,976             5,446,015            12,687,179           (3,616,820)
   ------------           -----------          -------------         -------------        --------------        -------------
     30,950,628             2,725,545             14,285,225             6,552,539            12,064,665           (3,856,958)
   ------------           -----------          -------------         -------------        --------------        -------------
             --                    --                (35,838)                   --                    --                   --
             --                    --                     --                    --                    --                   --
             --                    --                (40,618)                   --                    --                   --
             --                    --                     --                    --                    --                   --
             --                    --                     --                    --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
             --                    --                (76,456)                   --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
       (111,393)              (75,580)            (3,933,650)             (742,913)             (833,092)                  --
             --                    --                     --                    --              (302,422)              (9,785)
             --              (115,368)            (5,062,958)             (274,692)                   --                   --
             --              (230,644)                    --                    --                (1,173)                  --
             --                    --                     --                    --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
       (111,393)             (421,592)            (8,996,608)           (1,017,605)           (1,136,687)              (9,785)
   ------------           -----------          -------------         -------------        --------------        -------------

       (111,393)             (421,592)            (9,073,064)           (1,017,605)           (1,136,687)              (9,785)
   ------------           -----------          -------------         -------------        --------------        -------------
             --                    --              2,524,430                    --                    --                   --

             --                    --                 76,456                    --                    --                   --
             --                    --               (142,092)                   --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
             --                    --              2,458,794                    --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
    114,300,823            37,267,750            170,865,561           104,824,753           178,237,748          100,986,940

        111,393               421,592              8,996,608             1,017,605             1,136,687                9,785
     (9,931,082)             (298,689)           (43,064,416)          (11,529,982)         (130,221,045)         (22,558,013)
   ------------           -----------          -------------         -------------        --------------        -------------
    104,481,134            37,390,653            136,797,753            94,312,376            49,153,390           78,438,712
   ------------           -----------          -------------         -------------        --------------        -------------

    104,481,134            37,390,653            139,256,547            94,312,376            49,153,390           78,438,712
   ------------           -----------          -------------         -------------        --------------        -------------
    135,320,369            39,694,606            144,468,708            99,847,310            60,081,368           74,571,969
     39,694,606                    --             99,947,310               100,000            74,571,969                   --
   ------------           -----------          -------------         -------------        --------------        -------------
   $175,014,975           $39,694,606          $ 244,416,018         $  99,947,310        $  134,653,337        $  74,571,969
   ============           ===========          =============         =============        ==============        =============

   $     25,684           $       412          $      34,184         $       2,001        $     (158,252)       $     (20,377)
   ============           ===========          =============         =============        ==============        =============
             --                    --                195,361                    --                    --                   --

             --                    --                  6,161                    --                    --                   --
             --                    --                (10,947)                   --                    --                   --
   ------------           -----------          -------------         -------------        --------------        -------------
             --                    --                190,575                    --                    --                   --
   ============           ===========          =============         =============        ==============        =============
      7,900,821             3,210,087             13,571,713             9,163,385            16,778,911            9,802,776

          6,926                35,192                723,375                85,226               104,054                  997
       (704,721)              (25,201)            (3,466,621)             (985,808)          (12,323,215)          (2,232,461)
   ------------           -----------          -------------         -------------        --------------        -------------
      7,203,026             3,220,078             10,828,467             8,262,803             4,559,750            7,571,312
   ============           ===========          =============         =============        ==============        =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                  WARBURG PINCUS SMALL COMPANY
                                                                         VALUE PORTFOLIO
                                                             ---------------------------------------
                                                                                     MAY 1, 1997*
                                                                  YEAR ENDED              TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................    $     736,249       $      99,305
 Realized gain (loss)--net .................................      (19,257,182)           (937,026)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................           56,703             439,483
                                                                -------------       -------------
 Net increase (decrease) in net assets from operations .....      (18,464,230)           (398,238)
                                                                -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................           (2,910)                 --
  Dividends in excess of net investment income .............               --                  --
  Distributions from realized gains ........................               --                  --
  Distributions in excess of realized gains ................               --                  --
  Return of capital distributions ..........................             (593)                 --
                                                                -------------       -------------
 Total Class IA dividends and distributions ................           (3,503)                 --
                                                                -------------       -------------
 Class IB:
  Dividends from net investment income .....................         (643,796)           (103,540)
  Dividends in excess of net investment income .............               --                (204)
  Distributions from realized gains ........................               --                  --
  Distributions in excess of realized gains ................               --            (528,932)
  Return of capital distributions ..........................         (131,277)                 --
                                                                -------------       -------------
 Total Class IB dividends and distributions ................         (775,073)           (632,676)
                                                                -------------       -------------
 Decrease in net assets from dividends and
  distributions ............................................         (778,576)           (632,676)
                                                                -------------       -------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................          799,188                  --
  Shares issued from reinvestment of dividends and
   distributions ...........................................            3,503                  --
  Shares redeemed ..........................................          (72,570)                 --
                                                                -------------       -------------
 Total Class IA transactions ...............................          730,121                  --
                                                                -------------       -------------
 Class IB:
  Shares sold ..............................................      118,015,752         170,997,522
  Shares issued from reinvestment of dividends and
   distributions ...........................................          775,073             632,676
  Shares redeemed ..........................................      (53,664,561)        (49,719,610)
                                                                -------------       -------------
 Total Class IB transactions ...............................       65,126,264         121,910,588
                                                                -------------       -------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       65,856,385         121,910,588
                                                                -------------       -------------
INCREASE IN NET ASSETS .....................................       46,613,579         120,879,674
NET ASSETS, BEGINNING OF PERIOD ............................      120,879,674                  --
                                                                -------------       -------------
NET ASSETS, END OF PERIOD ..................................    $ 167,493,253       $ 120,879,674
                                                                =============       =============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............    $        (291)      $         (28)
                                                                =============       =============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................           77,260                  --
  Shares issued from reinvestment of dividends and
   distributions ...........................................              345                  --
  Shares redeemed ..........................................           (7,045)                 --
                                                                -------------       -------------
 Total Class IA transactions ...............................           70,560                  --
                                                                =============       =============
 Class IB:
  Shares sold ..............................................       10,072,044          14,177,457
  Shares issued from reinvestment of dividends and
   distributions ...........................................           76,073              54,682
  Shares redeemed ..........................................       (4,636,677)         (4,027,352)
                                                                -------------       -------------
 Total Class IB transactions ...............................        5,511,440          10,204,787
                                                                =============       =============



                                                                MORGAN STANLEY EMERGING MARKETS
                                                                        EQUITY PORTFOLIO
                                                             --------------------------------------
                                                                                  AUGUST 20, 1997*
                                                                  YEAR ENDED             TO
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................   $      232,005      $      112,895
 Realized gain (loss)--net .................................      (10,376,643)           (403,302)
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................          358,834          (2,983,874)
                                                               --------------      --------------
 Net increase (decrease) in net assets from operations .....       (9,785,804)         (3,274,281)
                                                               --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                  --
  Dividends in excess of net investment income .............               --                  --
  Distributions from realized gains ........................               --                  --
  Distributions in excess of realized gains ................               --                  --
  Return of capital distributions ..........................               --                  --
                                                               --------------      --------------
 Total Class IA dividends and distributions ................               --                  --
                                                               --------------      --------------
 Class IB:
  Dividends from net investment income .....................         (153,424)            (59,226)
  Dividends in excess of net investment income .............               --                  --
  Distributions from realized gains ........................               --                  --
  Distributions in excess of realized gains ................               --                  --
  Return of capital distributions ..........................               --                  --
                                                               --------------      --------------
 Total Class IB dividends and distributions ................         (153,424)            (59,226)
                                                               --------------      --------------
 Decrease in net assets from dividends and
  distributions ............................................         (153,424)            (59,226)
                                                               --------------      --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                  --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                  --
  Shares redeemed ..........................................               --                  --
                                                               --------------      --------------
 Total Class IA transactions ...............................               --                  --
                                                               --------------      --------------
 Class IB:
  Shares sold ..............................................       95,364,409          35,354,533
  Shares issued from reinvestment of dividends and
   distributions ...........................................          153,424              59,226
  Shares redeemed ..........................................      (65,652,014)        (10,647,621)
                                                               --------------      --------------
 Total Class IB transactions ...............................       29,865,819          24,766,138
                                                               --------------      --------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................       29,865,819          24,766,138
                                                               --------------      --------------
INCREASE IN NET ASSETS .....................................       19,926,591          21,432,631
NET ASSETS, BEGINNING OF PERIOD ............................       21,432,631                  --
                                                               --------------      --------------
NET ASSETS, END OF PERIOD ..................................   $   41,359,222      $   21,432,631
                                                               ==============      ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............   $      (35,802)     $       33,290
                                                               ==============      ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                  --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                  --
  Shares redeemed ..........................................               --                  --
                                                               --------------      --------------
 Total Class IA transactions ...............................               --                  --
                                                               ==============      ==============
 Class IB:
  Shares sold ..............................................       14,735,898           3,928,086
  Shares issued from reinvestment of dividends and
   distributions ...........................................           26,892               7,554
  Shares redeemed ..........................................      (10,307,350)         (1,241,830)
                                                               --------------      --------------
 Total Class IB transactions ...............................        4,455,440           2,693,810
                                                               ==============      ==============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1997 commenced operations on January 1, 1998.
*** The Portfolios that recieved initial capital on December 31, 1998 will commence operations on January 1, 1999.
See Notes to Financial Statements.

      BT EQUITY 500 INDEX PORTFOLIO        BT INTERNATIONAL EQUITY INDEX PORTFOLIO      BT SMALL COMPANY INDEX PORTFOLIO
----------------------------------------- ----------------------------------------- ----------------------------------------
     YEAR ENDED                                YEAR ENDED                                YEAR ENDED
 DECEMBER 31, 1998   DECEMBER 31, 1997**   DECEMBER 31, 1998   DECEMBER 31, 1997**   DECEMBER 31, 1998   DECEMBER 31, 1997**
------------------- --------------------- ------------------- --------------------- ------------------- --------------------
   $   1,022,204        $          --        $     309,782        $          --        $     215,371        $          --
         647,013                   --              (16,178)                  --              401,078                   --


      21,141,835                   --            4,630,689                   --             (740,526)                  --
   -------------        -------------        -------------        -------------        -------------        -------------
      22,811,052                   --            4,924,293                   --             (124,077)                  --
   -------------        -------------        -------------        -------------        -------------        -------------
              --                   --               (8,547)                  --                   --                   --
              --                   --                 (260)                  --                   --                   --
              --                   --                   --                   --                   --                   --
              --                   --                   --                   --                   --                   --
              --                   --                   --                   --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
              --                   --               (8,807)                  --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
      (1,034,895)                  --             (584,566)                  --             (223,243)                  --
              --                   --              (17,770)                  --                   --                   --
              --                   --                   --                   --             (401,078)                  --
              --                   --                   --                   --              (23,362)                  --
              --                   --                   --                   --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
      (1,034,895)                  --             (602,336)                  --             (647,683)                  --
   -------------        -------------        -------------        -------------        -------------        -------------

      (1,034,895)                  --             (611,143)                  --             (647,683)                  --
   -------------        -------------        -------------        -------------        -------------        -------------
              --                   --            1,304,807                   --                   --                   --

              --                   --                8,807                   --                   --                   --
              --                   --             (598,860)                  --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
              --                   --              714,754                   --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
     223,661,715                1,000           53,227,128                1,000           34,192,251                1,000

       1,034,895                   --              602,336                   --              647,683                   --
     (22,226,914)                  --          (10,048,028)                  --           (1,460,486)                  --
   -------------        -------------        -------------        -------------        -------------        -------------
     202,469,696                1,000           43,781,436                1,000           33,379,448                1,000
   -------------        -------------        -------------        -------------        -------------        -------------

     202,469,696                1,000           44,496,190                1,000           33,379,448                1,000
   -------------        -------------        -------------        -------------        -------------        -------------
     224,245,853                1,000           48,809,340                1,000           32,607,688                1,000
           1,000                   --                1,000                   --                1,000                   --
   -------------        -------------        -------------        -------------        -------------        -------------
   $ 224,246,853        $       1,000        $  48,810,340        $       1,000        $  32,608,688        $       1,000
   =============        =============        =============        =============        =============        =============

   $       3,162        $          --        $     (18,030)       $          --        $       5,196        $          --
   =============        =============        =============        =============        =============        =============
              --                   --              112,153                   --                   --                   --

              --                   --                  760                   --                   --                   --
              --                   --              (50,836)                  --                   --                   --
   -------------        -------------        -------------        -------------        -------------        -------------
              --                   --               62,077                   --                   --                   --
   =============        =============        =============        =============        =============        =============
      19,947,642                  100            4,910,743                  100            3,497,021                  100

          84,967                   --               51,925                   --               71,331                   --
      (2,017,457)                  --             (905,704)                  --             (156,037)                  --
   -------------        -------------        -------------        -------------        -------------        -------------
      18,015,152                  100            4,056,964                  100            3,412,315                  100
   =============        =============        =============        =============        =============        =============

EQ ADVISORS TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                                      JPM CORE BOND PORTFOLIO
                                                             -----------------------------------------
                                                                  YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997**
                                                             ------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................    $   1,897,022        $           --
 Realized gain (loss)--net .................................          941,602                    --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................          287,753                    --
                                                                -------------        --------------
 Net increase (decrease) in net assets from operations .....        3,126,377                    --
                                                                -------------        --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................               --                    --
  Dividends in excess of net investment income .............               --                    --
  Distributions from realized gains ........................               --                    --
  Distributions in excess of realized gains ................               --                    --
  Return of capital distributions ..........................               --                    --
                                                                -------------        --------------
 Total Class IA dividends and distributions ................               --                    --
                                                                -------------        --------------
 Class IB:
  Dividends from net investment income .....................       (1,885,859)                   --
  Dividends in excess of net investment income .............          (56,429)                   --
  Distributions from realized gains ........................         (963,793)                   --
  Distributions in excess of realized gains ................          (85,138)                   --
  Return of capital distributions ..........................               --                    --
                                                                -------------        --------------
 Total Class IB dividends and distributions ................       (2,991,219)                   --
                                                                -------------        --------------
 Decrease in net assets from dividends and
  distributions ............................................       (2,991,219)                   --
                                                                -------------        --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................               --                    --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                    --
  Shares redeemed ..........................................               --                    --
                                                                -------------        --------------
 Total Class IA transactions ...............................               --                    --
                                                                -------------        --------------
 Class IB:
  Shares sold ..............................................      104,618,746                 1,000
  Shares issued from reinvestment of dividends and
   distributions ...........................................        2,991,219                    --
  Shares redeemed ..........................................       (4,419,883)                   --
                                                                -------------        --------------
 Total Class IB transactions ...............................      103,190,082                 1,000
                                                                -------------        --------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................      103,190,082                 1,000
                                                                -------------        --------------
INCREASE IN NET ASSETS .....................................      103,325,240                 1,000
NET ASSETS, BEGINNING OF PERIOD ............................            1,000                    --
                                                                -------------        --------------
NET ASSETS, END OF PERIOD ..................................    $ 103,326,240        $        1,000
                                                                =============        ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............    $     (49,365)       $           --
                                                                =============        ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................               --                    --
  Shares issued from reinvestment of dividends and
   distributions ...........................................               --                    --
  Shares redeemed ..........................................               --                    --
                                                                -------------        --------------
 Total Class IA transactions ...............................               --                    --
                                                                =============        ==============
 Class IB:
  Shares sold ..............................................        9,907,643                   100
  Shares issued from reinvestment of dividends and
   distributions ...........................................          284,067                    --
  Shares redeemed ..........................................         (416,891)                   --
                                                                -------------        --------------
 Total Class IB transactions ...............................        9,774,819                   100
                                                                =============        ==============



                                                                 LAZARD LARGE CAP VALUE PORTFOLIO
                                                             ----------------------------------------
                                                                  YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997**
                                                             ------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................   $     348,185        $           --
 Realized gain (loss)--net .................................        (537,158)                   --
 Change in unrealized appreciation (depreciation) of
  investments and foreign currency denominated
  assets and liabilities ...................................       6,923,208                    --
                                                               -------------        --------------
 Net increase (decrease) in net assets from operations .....       6,734,235                    --
                                                               -------------        --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Class IA:
  Dividends from net investment income .....................              --                    --
  Dividends in excess of net investment income .............              --                    --
  Distributions from realized gains ........................              --                    --
  Distributions in excess of realized gains ................              --                    --
  Return of capital distributions ..........................              --                    --
                                                               -------------        --------------
 Total Class IA dividends and distributions ................              --                    --
                                                               -------------        --------------
 Class IB:
  Dividends from net investment income .....................        (355,221)                   --
  Dividends in excess of net investment income .............                (8)                 --
  Distributions from realized gains ........................              --                    --
  Distributions in excess of realized gains ................              --                    --
  Return of capital distributions ..........................              --                    --
                                                               ---------------      --------------
 Total Class IB dividends and distributions ................        (355,229)                   --
                                                               ---------------      --------------
 Decrease in net assets from dividends and
  distributions ............................................        (355,229)                   --
                                                               ---------------      --------------
CAPITAL SHARE TRANSACTIONS (NOTE 1):
 Class IA:
  Shares sold ..............................................              --                    --
  Shares issued from reinvestment of dividends and
   distributions ...........................................              --                    --
  Shares redeemed ..........................................              --                    --
                                                               ---------------      --------------
 Total Class IA transactions ...............................              --                    --
                                                               ---------------      --------------
 Class IB:
  Shares sold ..............................................      70,032,073                 1,000
  Shares issued from reinvestment of dividends and
   distributions ...........................................         355,229                    --
  Shares redeemed ..........................................      (2,179,659)                   --
                                                               ---------------      --------------
 Total Class IB transactions ...............................      68,207,643                 1,000
                                                               ---------------      --------------
 Net increase (decrease) in net assets derived from
  share transactions .......................................      68,207,643                 1,000
                                                               ---------------      --------------
INCREASE IN NET ASSETS .....................................      74,586,649                 1,000
NET ASSETS, BEGINNING OF PERIOD ............................           1,000                    --
                                                               ---------------      --------------
NET ASSETS, END OF PERIOD ..................................   $  74,587,649        $        1,000
                                                               ===============      ==============
 Net Assets include accumulated undistributed
  (overdistributed) net investment income of ...............   $       2,707        $           --
                                                               ===============      ==============
SHARE TRANSACTIONS:
 Class IA:
  Shares sold ..............................................              --                    --
  Shares issued from reinvestment of dividends and
   distributions ...........................................              --                    --
  Shares redeemed ..........................................              --                    --
                                                               ---------------      --------------
 Total Class IA transactions ...............................              --                    --
                                                               ===============      ==============
 Class IB:
  Shares sold ..............................................       6,428,010                   100
  Shares issued from reinvestment of dividends and
   distributions ...........................................          30,181                    --
  Shares redeemed ..........................................        (209,926)                   --
                                                               ---------------      --------------
 Total Class IB transactions ...............................       6,248,265                   100
                                                               ===============      ==============

---------
*     Commencement of Operations
** The Portfolios that received initial capital on December 31, 1997 commenced operations on January 1, 1998.
*** The Portfolios that received initial capital on December 31, 1998 will commence operations on January 1, 1999.


See Notes to Financial Statements.

                                                                                                         MFS
                                                   EQ/EVERGREEN                                      GROWTH WITH
                                                    FOUNDATION              EQ/EVERGREEN                INCOME
     LAZARD SMALL CAP VALUE PORTFOLIO                PORTFOLIO                PORTFOLIO               PORTFOLIO
-------------------------------------------   ----------------------   ----------------------   ---------------------
     YEAR ENDED
 DECEMBER 31, 1998     DECEMBER 31, 1997**     DECEMBER 31, 1998***     DECEMBER 31, 1998***     DECEMBER 31, 1998***
-------------------   ---------------------   ----------------------   ----------------------   ---------------------
   $     126,263          $          --            $          --            $          --           $          --
        (675,981)                    --                       --                       --                      --


      (1,239,410)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
      (1,789,128)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
        (135,415)                    --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
        (135,415)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------

        (135,415)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
              --                     --                       --                       --                      --

              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
      55,276,760                  1,000                    1,000                    1,000                   1,000

         135,415                     --                       --                       --                      --
      (2,442,967)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
      52,969,208                  1,000                    1,000                    1,000                   1,000
   -------------          -------------            -------------            -------------           -------------

      52,969,208                  1,000                    1,000                    1,000                   1,000
   -------------          -------------            -------------            -------------           -------------
      51,044,665                  1,000                    1,000                    1,000                   1,000
           1,000                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
   $  51,045,665          $       1,000            $       1,000            $       1,000           $       1,000
   =============          =============            =============            =============           =============

   $          --          $          --            $          --            $          --           $          --
   =============          =============            =============            =============           =============
              --                     --                       --                       --                      --

              --                     --                       --                       --                      --
              --                     --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
              --                     --                       --                       --                      --
   =============          =============            =============            =============           =============
       5,784,545                    100                      100                      100                     100

          15,511                     --                       --                       --                      --
        (293,316)                    --                       --                       --                      --
   -------------          -------------            -------------            -------------           -------------
       5,506,740                    100                      100                      100                     100
   =============          =============            =============            =============           =============

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
COMMON STOCKS:
BASIC MATERIALS (11.2%)
CHEMICALS (3.7%)
E.I. Du Pont de Nemours & Co.                                                45,000              $   2,387,813
Hercules, Inc. .........................................................   150,000                   4,106,250
                                                                                                 -------------
                                                                                                     6,494,063
                                                                                                 -------------
METALS & MINING (2.1%)
ASARCO, Inc. ...........................................................   100,000                   1,506,250
Potash Corp. of Saskatchewan,
  Inc. .................................................................    35,000                   2,235,625
                                                                                                 -------------
                                                                                                     3,741,875
                                                                                                 -------------
PAPER (4.7%)
Champion International Corp. ...........................................    80,000                   3,240,000
Kimberly-Clark Corp. ...................................................    90,000                   4,905,000
                                                                                                 -------------
                                                                                                     8,145,000
                                                                                                 -------------
STEEL (0.7%)
WHX Corp.* .............................................................   120,000                   1,207,500
                                                                                                 -------------
  TOTAL BASIC MATERIALS ................................................                            19,588,438
                                                                                                 -------------
CAPITAL GOODS (6.9%)
AEROSPACE (2.4%)
Boeing Co. .............................................................    70,000                   2,283,750
Northrop Grumman Corp. .................................................    25,000                   1,828,125
                                                                                                 -------------
                                                                                                     4,111,875
                                                                                                 -------------
BUILDING & CONSTRUCTION (1.3%)
Foster Wheeler Corp. ...................................................   170,000                   2,241,875
                                                                                                 -------------
ELECTRICAL EQUIPMENT (1.5%)
Thomas & Betts Corp. ...................................................    61,200                   2,650,725
                                                                                                 -------------
MACHINERY (1.7%)
Caterpillar, Inc. ......................................................    35,000                   1,610,000
Deere & Co. ............................................................    40,000                   1,325,000
                                                                                                 -------------
                                                                                                     2,935,000
                                                                                                 -------------
  TOTAL CAPITAL GOODS ..................................................                            11,939,475
                                                                                                 -------------
CONSUMER CYCLICALS (3.0%)
AUTOS & TRUCKS (1.2%)
General Motors Corp. ...................................................    30,000                   2,146,875
                                                                                                 -------------
RETAIL--GENERAL (1.8%)
Sears Roebuck & Co. ....................................................    35,000                   1,487,500
Venator Group, Inc.* ...................................................   250,000                   1,609,375
                                                                                                 -------------
                                                                                                     3,096,875
                                                                                                 -------------
  TOTAL CONSUMER CYCLICALS .............................................                             5,243,750
                                                                                                 -------------
CONSUMER NON-CYCLICALS (9.7%)
BEVERAGES (2.8%)
Seagram Co., Ltd. ......................................................   130,000                   4,940,000
                                                                                                 -------------
FOODS (2.7%)
General Mills, Inc. ....................................................    60,000                   4,665,000
                                                                                                 -------------
HOSPITAL SUPPLIES & SERVICES (1.9%)
Columbia HCA Healthcare Corp.                                              130,000                   3,217,500
                                                                                                 -------------
TOBACCO (2.3%)
Philip Morris Cos., Inc. ...............................................    75,000                   4,012,500
                                                                                                 -------------
  TOTAL CONSUMER NON-CYCLICALS                                                                      16,835,000
                                                                                                 -------------

CREDIT SENSITIVE (15.2%)
BANKS (4.4%)
Chase Manhattan Corp. ..................................................    50,000                   3,403,125
Mellon Bank Corp. ......................................................    20,000                   1,375,000
National City Corp. ....................................................    40,000                   2,900,000
                                                                                                 -------------
                                                                                                     7,678,125
                                                                                                 -------------



                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
FINANCIAL SERVICES (4.6%)
Associates First Capital Corp.,
  Class A ..............................................................    80,000               $   3,390,000
CIT Group, Inc., Class A ...............................................   145,000                   4,612,813
                                                                                                 -------------
                                                                                                     8,002,813
                                                                                                 -------------
INSURANCE (2.7%)
Aetna, Inc. ............................................................    60,000                   4,717,500
                                                                                                 -------------
UTILITY--ELECTRIC (1.8%)
Cinergy Corp. ..........................................................    90,000                   3,093,750
                                                                                                 -------------
UTILITY--TELEPHONE (1.7%)
AT&T Corp. .............................................................    40,000                   3,010,000
                                                                                                 -------------
  TOTAL CREDIT SENSITIVE ...............................................                            26,502,188
                                                                                                 -------------
ENERGY (12.6%)
OIL--DOMESTIC (6.1%)
Atlantic Richfield Co. .................................................    40,000                   2,610,000
Royal Dutch Petroleum Co. (NY
  Shares) ..............................................................    50,000                   2,393,750
Sonat, Inc. ............................................................   100,000                   2,706,250
Unocal Corp. ...........................................................   100,000                   2,918,750
                                                                                                 -------------
                                                                                                    10,628,750
                                                                                                 -------------
OIL--INTERNATIONAL (1.4%)
Diamond Offshore Drilling, Inc. ........................................   100,000                   2,368,750
                                                                                                 -------------
OIL--SUPPLIES & CONSTRUCTION (2.0%)
Halliburton Co. ........................................................    60,000                   1,777,500
Rowan Co., Inc.* .......................................................   170,000                   1,700,000
                                                                                                 -------------
                                                                                                     3,477,500
                                                                                                 -------------
RAILROADS (3.1%)
Union Pacific Corp. ....................................................   120,000                   5,407,500
                                                                                                 -------------
  TOTAL ENERGY .........................................................                            21,882,500
                                                                                                 -------------
TECHNOLOGY (24.7%)
ELECTRONICS (11.3%)
3Com Corp.* ............................................................    85,000                   3,809,062
Exabyte Corp.* .........................................................   279,700                   1,538,350
Integrated Device Technology,
  Inc.* ................................................................   435,300                   2,666,213
LSI Logic Corp.* .......................................................   160,000                   2,580,000
Novell, Inc.* ..........................................................   230,000                   4,168,750
Philips Electronics N.V. (NY
  Shares) ..............................................................    40,000                   2,707,500
Seagate Technology, Inc.* ..............................................    70,000                   2,117,500
                                                                                                 -------------
                                                                                                    19,587,375
                                                                                                 -------------
OFFICE EQUIPMENT (9.8%)
Hewlett Packard Co. ....................................................    45,000                   3,074,062
International Business Machines
  Corp. ................................................................    10,000                   1,847,500
Mentor Graphics Corp.* .................................................   275,000                   2,337,500
NCR Corp.* .............................................................    65,000                   2,713,750
Scitex Corp., Ltd.* ....................................................   335,300                   3,939,775
Silicon Graphics, Inc.* ................................................   250,000                   3,218,750
                                                                                                 -------------
                                                                                                    17,131,337
                                                                                                 -------------
TELECOMMUNICATIONS (3.6%)
Glenayre Technologies, Inc.* ...........................................   300,000                   1,331,250
Motorola, Inc. .........................................................    80,000                   4,885,000
                                                                                                 -------------
                                                                                                     6,216,250
                                                                                                 -------------
  TOTAL TECHNOLOGY .....................................................                            42,934,962
                                                                                                 -------------
TOTAL COMMON STOCKS (83.3%)
  (Cost $145,213,522) ..................................................                           144,926,313
                                                                                                 -------------

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                       PRINCIPAL          VALUE
                                         AMOUNT         (NOTE 1)
                                    --------------- ----------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (19.1%)
Federal Home Loan Mortgage
  Corporation Discount Note,
  1/4/99
  (Amortized Cost $33,277,961) .... $ 33,291,000      $ 33,277,961
                                                      ------------
TOTAL INVESTMENTS (102.4%)
  (Cost/Amortized Cost
  $178,491,483) ...................                    178,204,274
OTHER ASSETS
  LESS LIABILITIES (-2.4%) ........                     (4,100,071)
                                                      ------------
NET ASSETS (100%) .................                   $174,104,203
                                                      ============



----------
*     Non-income producing

EQ ADVISORS TRUST
MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $180,698,493
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      79,912,024

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $  13,122,622
Aggregate gross unrealized depreciation ..........      (13,790,971)
                                                      -------------
Net unrealized (depreciation) ....................    $    (668,349)
                                                      =============
Federal income tax cost of investments ...........    $ 178,872,623
                                                      =============

At December 31, 1998 the Portfolio had loaned securities with a total value of $3,898,408, which was secured by collateral of $3,993,300.


For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $13,238 and $14,104 as brokerage commissions with Merrill Lynch and Co., Inc. and Donaldson, Lufkin and Jenrette Securities Corp. respectively, both affiliated broker/dealers.


































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                 NUMBER               VALUE
                                                OF SHARES           (NOTE 1)
                                           ------------------   ----------------
COMMON STOCKS AND RIGHTS:
CANADA (1.0%)
Magna International, Inc., Class A .....         600            $  37,200
Teleglobe, Inc. ........................     7,600                273,600
                                                                ---------
 TOTAL CANADA ..........................                          310,800
                                                                ---------
JAPAN (3.3%)
Fuji Photo Film Co. ....................     2,000                 74,435
Fujikura Ltd. ..........................     9,000                 48,330
Fujitsu Ltd. ...........................     4,000                 53,345
Ito Yokado Co., Ltd. ...................     1,000                 70,004
Kao Corp. ..............................     2,000                 45,193
Marui Co., Ltd. ........................     3,000                 57,820
Matsushita Electric Industries Co. .....     5,000                 88,569
Minebea Co., Ltd. ......................     9,000                103,199
NTT Mobile Communication
  Network, Inc. ........................         2                 82,410
Nippon Telegraph & Telephone
  Corp. ................................        10                 77,271
Olympus Optical Co. ....................     5,000                 57,554
Orix Corp. .............................     1,000                 74,790
Rohm Co. ...............................     1,000                 91,183
Tokio Marine & Fire Insurance Co. ......     7,000                 83,739
                                                                ---------
 TOTAL JAPAN ...........................                        1,007,842
                                                                ---------
OTHER EUROPEAN COUNTRIES (11.6%)
AUSTRIA (0.2%)
Mayr-Melnhof Karton AG .................     1,500                 70,104
                                                                ---------
FRANCE (3.3%)
Cap Gemini S.A. ........................       125                 20,060
Cie Generale des Eaux ..................       565                146,569
Elf Acquitaine S.A. ....................     1,400                161,803
France Telecom S.A. ....................     1,400                111,209
Groupe Danone ..........................       371                106,199
STMicroelectronics N.V. (N.Y.
  Shares)* .............................     2,600                202,963
Scor ...................................     2,600                171,876
Thomson CSF ............................     2,400                103,050
                                                                ---------
                                                                1,023,729
                                                                ---------
GERMANY (0.5%)
DaimlerChrysler AG* ....................     1,380                137,048
                                                                ---------
IRELAND (0.6%)
Bank of Ireland ........................     8,400                184,067
                                                                ---------
ITALY (1.6%)
Arnoldo Mondadori Editore ..............   15,400                 203,502
Banca di Roma ..........................   92,000                 155,791
Telecom Italia S.p.A. ..................   15,600                 133,027
                                                                ---------
                                                                  492,320
                                                                ---------
NETHERLANDS (1.2%)
Unilever N.V. ..........................    1,900                 162,389
Wolters Kluwer N.V. ....................      900                 192,566
                                                                ---------
                                                                  354,955
                                                                ---------
SPAIN (2.3%)
Dinamia Capital Privado* ...............    8,800                 100,310
Endesa S.A. ............................    6,500                 171,967
Metrovacesa S.A. .......................    5,000                 149,873
Telefonica S.A. ........................    3,800                 168,717
Telefonica S.A. (Rights)(expiring
  1/30/99)* ............................    3,800                   3,369



                                                 NUMBER               VALUE
                                                OF SHARES           (NOTE 1)
                                           ------------------   ----------------
Uralita S.A. ...........................   10,200               $ 113,397
                                                                ---------
                                                                  707,633
                                                                ---------
SWITZERLAND (1.9%)
Nestle S.A. (Registered) ...............       49                 106,825
Novartis AG (Registered) ...............       88                 173,241
Swisscom AG (Registered)* ..............      425                 178,181
Valora Holding AG ......................      400                 108,349
                                                                ---------
                                                                  566,596
                                                                ---------
 TOTAL OTHER EUROPEAN COUNTRIES ........                        3,536,452
                                                                ---------
SCANDINAVIA (5.1%)
DENMARK (0.1%)
ISS International Service System
  A/S, Class B .........................      500                  32,524
                                                                ---------
FINLAND (2.0%)
Amer-Yhtymae OYJ, Class A* .............    5,100                  52,711
Nokia OYJ, Class A .....................    1,400                 170,231
Orion-Yhtymae OYJ, Class B .............    2,620                  62,893
Sampo Insurance Co., plc, Class A ......    3,000                 113,847
Sponda OYJ* ............................   15,210                  88,594
Upm-Kymmene OYJ ........................    4,200                 116,966
                                                                ---------
                                                                  605,242
                                                                ---------
NORWAY (0.1%)
Merkantildata ASA ......................    3,700                  36,510
                                                                ---------
SWEDEN (2.9%)
Autoliv, Inc. ..........................    2,100                  75,484
Bure Investment AB .....................    4,600                  65,343
Castellum AB ...........................    5,600                  60,871
Custos AB, Class B .....................    3,000                  58,735
Ericsson Telecommunications
  (ADR) ................................    7,500                 179,531
ForeningsSparbanken AB .................    5,900                 153,043
Haldex AB ..............................    8,500                  86,095
Nordbanken Holding AB ..................    8,400                  53,954
Spectra-Physics AB, Class A ............    5,300                  62,520
Tornet Fastighets AB ...................    7,000                 102,461
                                                                ---------
                                                                  898,037
                                                                ---------
 TOTAL SCANDINAVIA .....................                        1,572,313
                                                                ---------
UNITED KINGDOM (5.6%)
Bank of Scotland .......................   10,000                 119,297
Billiton plc ...........................   31,800                  63,095
British Aerospace plc ..................   12,500                 105,966
British Petroleum Co., plc .............    7,300                 109,011
Devro plc ..............................   13,200                  37,995
Diageo plc .............................   15,572                 177,220
Glaxo Wellcome plc .....................    5,100                 175,482
HSBC Holdings plc ......................    4,200                 113,906
Lloyds TSB Group plc ...................    8,100                 115,229
LucasVarity plc ........................   20,100                  67,054
National Westminster Bank plc ..........    6,000                 115,703
Rio Tinto plc (Registered) .............    6,400                  74,433
Shell Transport & Trading Co.
  (ADR) ................................    2,400                  89,250
Thomson Travel Group plc ...............   67,000                 182,823
Zeneca Group plc .......................    4,000                 174,171
                                                                ---------
 TOTAL UNITED KINGDOM ..................                        1,720,635
                                                                ---------

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           -------------------   ------------------
UNITED STATES (39.6%)
3Com Corp.* ............................................................           3,200           $ 143,400
Allmerica Financial Corp. ..............................................           2,050             118,644
Aluminum Company of America,
  Inc. .................................................................             900              67,106
Ameritech Corp. ........................................................           3,500             221,812
Associates First Capital Corp.,
  Class A ..............................................................           4,200             177,975
Avis Rent A Car, Inc.* .................................................           4,150             100,378
BMC Software, Inc.* ....................................................           2,320             103,385
Bank of New York Co., Inc. .............................................           7,000             281,750
BankAmerica Corp. ......................................................           1,521              91,450
Beckman Coulter, Inc. ..................................................           3,200             173,600
Bethlehem Steel Corp.* .................................................           5,500              46,062
Black & Decker Corp. ...................................................           3,300             185,006
Bristol-Myers Squibb Co. ...............................................           2,200             294,387
Burlington Northern Santa Fe Corp.                                               10,800              364,500
Capstar Broadcasting Corp.,
  Class A* .............................................................          8,500              194,437
Case Corp. .............................................................            900               19,631
Cisco Systems, Inc.* ...................................................          2,400              222,750
Compaq Computer Corp. ..................................................          7,800              327,113
Dell Computer Corp.* ...................................................          2,350              171,991
Dial Corp. .............................................................          7,400              213,675
E.I. Du Pont de Nemours & Co. ..........................................          1,150               61,022
EMC Corp.* .............................................................            700               59,500
El Paso Energy Co. .....................................................          6,100              212,356
Enron Corp. ............................................................          4,000              228,250
Federal-Mogul Corp. ....................................................          3,250              193,375
First Union Corp. ......................................................          3,100              188,519
Flextronics International Ltd.* ........................................            520               44,525
Fox Entertainment Group, Inc.,
  Class A* .............................................................          1,200               30,225
GTE Corp. ..............................................................          3,300              214,500
GenCorp, Inc. ..........................................................          4,500              112,219
General Electric Co. ...................................................          1,000              102,062
General Motors Corp. ...................................................          1,700              121,656
GreenPoint Financial Corp. .............................................          7,100              249,387
Healthsouth Corp.* .....................................................          6,000               92,625
Heller Financial, Inc. .................................................          4,800              141,000
Hertz Corp., Class A ...................................................          1,500               68,437
Ingersol-Rand Co. ......................................................          5,180              243,136
Intel Corp. ............................................................          2,200              260,837
International Business Machines
  Corp. ................................................................          1,200              221,700
Johnson & Johnson ......................................................          3,100              260,012
Keane, Inc.* ...........................................................            900               35,944
Keebler Foods Co.* .....................................................          4,100              154,262
Kimberly Clark Corp. ...................................................          2,520              137,340
Lowe's Cos., Inc. ......................................................          4,200              214,988
MCI WorldCom, Inc.* ....................................................          4,300              308,525
Mattel, Inc. ...........................................................          1,200               27,375
Mellon Bank Corp. ......................................................          2,950              202,813
Micron Technology, Inc.* ...............................................          1,650               83,428
Microsoft Corp.* .......................................................            700               97,081
Millipore Corp. ........................................................          1,500               42,656
Mobil Corp. ............................................................          1,200              104,550
Morton International, Inc. .............................................          3,400               83,300
Motorola, Inc. .........................................................          5,350              326,684
Nabisco Holdings Corp. .................................................          2,300               95,450
Peco Energy Co. ........................................................          2,500              104,063
PepsiCo, Inc. ..........................................................          4,600              188,313



                                                                                  NUMBER                VALUE
                                                                                OF SHARES             (NOTE 1)
                                                                           -------------------   ------------------
Premier Parks, Inc.* ...................................................          9,600            $ 290,400
Providian Financial Corp. ..............................................          3,900              292,500
Public Service Enterprise Group ........................................          2,700              108,000
Quintiles Transnational Corp.* .........................................          2,370              126,499
Rite Aid Corp. .........................................................          4,900              242,856
Royal Caribbean Cruises Ltd. ...........................................             80                2,960
Safeway, Inc.* .........................................................          2,800              170,625
Schlumberger Ltd. ......................................................          1,650               76,106
Tandy Corp. ............................................................          1,600               65,900
Tele-Communications TCI Ventures
  Group, Class A* ......................................................          9,700              228,556
Telecommunications, Inc., Class A* .....................................          5,100              282,094
Texas Utilities Co. ....................................................          2,700              126,056
Tyco International Ltd. ................................................          3,000              226,313
USX-U.S. Steel Group, Inc. .............................................            800               18,400
United Technologies Corp. ..............................................            500               54,375
Unocal Corp. ...........................................................          4,400              128,425
Unum Corp. .............................................................          2,875              167,828
Wal-Mart Stores, Inc. ..................................................          2,100              171,019
Warner Lambert Co. .....................................................          3,200              240,600
Waste Management, Inc. .................................................          2,700              125,888
World Color Press, Inc.* ...............................................          4,800              146,100
                                                                                                  ----------
 TOTAL UNITED STATES ...................................................                          12,122,667
                                                                                                  -----------
TOTAL COMMON STOCKS AND
  RIGHTS (66.2%)
  (Cost $18,181,111)....................................................                          20,270,709
                                                                                                  -----------
PREFERRED STOCKS:
GERMANY (0.5%)
Henkel KGaA (Cost $114,247) ............................................          1,700              147,915
                                                                                                  -----------
                                                                                PRINCIPAL
                                                                                 AMOUNT
LONG-TERM DEBT SECURITIES:
OTHER EUROPEAN COUNTRIES
GERMANY (12.3%)
Republic of Germany
  Series 93
 6.00%, due 9/15/03 .................................................... DEM,700,000
                                                                                                  $1,133,864
  Series 98
  4.75%, due 7/4/08 ....................................................     900,000
                                                                                                     577,875
  Series 98
  5.63%, due 1/4/28 ....................................................     550,000
                                                                                                     372,966
  Series 121
  4.75%, due 11/20/01 ..................................................   2,700,000               1,685,837
                                                                                                  -----------
TOTAL OTHER EUROPEAN
  COUNTRIES ............................................................                           3,770,542
                                                                                                  -----------
UNITED KINGDOM (4.9%)
United Kingdom Treasury
  Bill
 8.00%, due 12/7/00 ....................................................      90,000                 158,258
GBP
United Kingdom Treasury
  Note
 7.25%, due 12/7/07 ....................................................     660,000               1,330,402
                                                                                                  -----------
TOTAL UNITED KINGDOM ...................................................                           1,488,660
                                                                                                  -----------

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                      PRINCIPAL        VALUE
                                        AMOUNT        (NOTE 1)
                                     -----------   -------------
UNITED STATES (14.3%)
Federal National Mortgage
 Association (6.9%)
 5.63%, due 3/15/01 ..............    $530,000      $   537,740
 5.75%, due 4/15/03 ..............     630,000          647,717
 5.75%, due 2/15/08 ..............     910,000          944,573
                                                    -----------
                                                      2,130,030
                                                    -----------
U.S. Treasury Note (7.4%)
 6.00%, due 8/15/99 ..............     200,000          201,688
 6.13%, due 9/30/00 ..............     300,000          307,500
 6.50%, due 5/31/02 ..............     750,000          792,187
 6.63%, due 2/15/27 ..............     820,000          970,163
                                                    -----------
                                                      2,271,538
                                                    -----------
 TOTAL UNITED STATES .............                    4,401,568
                                                    -----------
TOTAL LONG-TERM DEBT SECURITIES: (31.5%)
 (Cost $9,308,209)........... ....                    9,660,770
                                                    -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.3%)
General Motors Acceptance Corp.
 5.13%, 1/4/99 (Amortized Cost
  $384,835) ......................     385,000          384,835
                                                    -----------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost
 $27,988,402) ....................                   30,464,229
OTHER ASSETS
 LESS LIABILITIES (0.5%) .........                      166,733
                                                    -----------
NET ASSETS (100%) ................                  $30,630,962
                                                    ===========

MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks,
  Preferred Stocks, and Rights
Basic Materials .........................                  4.6%
Business Services .......................                  4.9
Capital Goods ...........................                  6.9
Consumer Cyclicals ......................                 10.2
Consumer Non-Cyclicals ..................                 15.1
Credit Sensitive ........................                 22.5
Diversified .............................                  2.3
Energy ..................................                  7.7
Technology
  Electronics ...........................       3.0
  Office Equipment ......................       7.1
  Office Equipment Services .............       1.2
  Telecommunications ....................      14.5
                                               ----
Total Technology ........................                 25.8
                                                         -----
                                                         100.0%
                                                         =====

----------
* Non-income producing
  Glossary:
  ADR--American Depositary Receipt
  DEM--German Mark
  GBP--British Pound

EQ ADVISORS TRUST
MERRILL LYNCH WORLD STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998
--------------------------------------------------------------------------------
At December 31, 1998 the Portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)






                                                     LOCAL
                                                   CONTRACT       COST ON           U.S.$          UNREALIZED
                                                    AMOUNT      ORIGINATION        CURRENT        APPRECIATION
                                                    (000'S)         DATE            VALUE        (DEPRECIATION)
                                                  ----------   -------------   --------------   ---------------
FOREIGN CURRENCY SALE CONTRACTS
British Pound, expiring 1/7/99-2/4/99 .........     1,850       $ 3,078,482     $ 3,076,578        $  1,904
Canadian Dollar, expiring 2/22/99 .............       415           268,153         270,045          (1,892)
                                                                                                   --------
                                                                                                   $     12
                                                                                                   ========

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $35,571,188
U.S. Government securities .............................      6,556,889
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     23,881,095
U.S. Government securities .............................      4,687,422

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........     $ 3,227,734
Aggregate gross unrealized depreciation ..........        (775,876)
                                                       -----------
Net unrealized appreciation ......................     $ 2,451,858
                                                       ===========
Federal income tax cost of investments ...........     $28,012,371
                                                       ===========

At December 31, 1998 the Portfolio had loaned securities with a total value of $3,471,027, which was secured by collateral valued at $3,536,218 of which $1,605,158 was in the form of U.S. Government securities.


For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $2,260 and $5,171 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp. and Merrill Lynch and Co., Inc. respectively, both affiliated broker/dealers.


The Portfolio has a net capital loss carryforward of $1,533,428 which expires in the year 2006.

















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS (0.0%)
CHEMICALS (0.0%)
Waters Corp.* ........................       2,600                $   226,850
                                                                  -----------
BUSINESS SERVICES (16.7%)
PRINTING, PUBLISHING, BROADCASTING (6.1%)
American Tower Corp., Class A*               9,700                    286,756
CBS Corp. ............................      25,500                    835,125
Clear Channel Communications,
  Inc.* ..............................      81,700                  4,452,650
Comcast Corp., Class A ...............     103,505                  6,074,450
Cox Radio Inc., Class A* .............      14,700                    621,075
Hearst-Argyle Television, Inc.* ......         900                     29,700
Jacor Communications, Inc.* ..........      35,100                  2,259,563
Learning Tree International,
  Inc.* ..............................      38,000                    344,375
Mail-Well, Inc.* .....................         500                      5,719
MediaOne Group, Inc.* ................      60,400                  2,838,800
Outdoor Systems, Inc.* ...............         900                     27,000
Siebel Systems, Inc.* ................         700                     23,756
SportsLine USA, Inc.* ................      31,600                    491,775
TCA Cable TV, Inc. ...................         900                     32,119
Time Warner, Inc. ....................     158,400                  9,830,700
Univision Communications, Inc.,
  Class A* ...........................       1,000                     36,187
USA Networks, Inc.* ..................       1,500                     49,687
                                                                  -----------
                                                                   28,239,437
                                                                  -----------
PROFESSIONAL SERVICES (10.0%)
Aztec Technology Partners, Inc.*                 1                          4
BISYS Group, Inc.* ...................      24,400                  1,259,650
Cendant Corp.* .......................     696,352                 13,274,210
Clarify, Inc.* .......................       1,300                     31,769
Compuware Corp.* .....................     314,900                 24,601,562
Galileo International, Inc. ..........      28,100                  1,222,350
Interim Services, Inc.* ..............       1,100                     25,712
Lamar Advertising Co.* ...............         600                     22,350
Loewen Group, Inc. ...................       2,100                     17,719
Metamor Worldwide, Inc.* .............         800                     20,000
Modis Professional Services, Inc.*         131,500                  1,906,750
Orthodontic Centers of America,
  Inc.* ..............................       1,300                     25,269
Pacificare Health Systems, Inc.,
  Class B* ...........................         400                     31,800
Policy Management Systems
  Corp.* .............................      58,240                  2,941,120
Professional Detailing, Inc.* ........         600                     16,950
Renaissance Worldwide, Inc.* .........       8,000                     49,000
SEMA Group plc .......................     104,720                  1,029,741
Taylor Nelson Sofres plc .............     238,900                    304,081
Wellpoint Health Networks, Inc.*               300                     26,100
                                                                  -----------
                                                                   46,806,137
                                                                 -----------
TRUCKING, SHIPPING (0.6%)
Atlas Air, Inc.* .....................         600                     29,362
FDX Corp.* ...........................      28,900                  2,572,100
Newport News Shipbuilding, Inc.              9,800                    327,688
                                                                  -----------
                                                                    2,929,150
                                                                  -----------
  TOTAL BUSINESS SERVICES ............                             77,974,724
                                                                  -----------
CAPITAL GOODS (0.3%)
AEROSPACE (0.2%)
Gulfstream Aerospace Corp.* ..........      15,300                    814,725
                                                                  -----------

                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
BUILDING & CONSTRUCTION (0.0%)
Building One Services Corp.* .........     1,400                $    29,225
                                                                -----------
ELECTRICAL EQUIPMENT (0.1%)
Flextronics International Ltd.* ......       350                     29,969
Rayovac Corp.* .......................     1,700                     45,369
SCI Systems, Inc.* ...................       500                     28,875
SIPEX Corp.* .........................       800                     28,100
Teradyne, Inc.* ......................     1,100                     46,612
                                                                -----------
                                                                    178,925
                                                                -----------
MACHINERY (0.0%)
SI Handling Systems, Inc. ............    10,950                    153,300
                                                                -----------
  TOTAL CAPITAL GOODS ................                            1,176,175
                                                                -----------
CONSUMER CYCLICALS (11.3%)
APPAREL & TEXTILES (0.0%)
Abercrombie & Fitch Co.,
  Class A* ...........................       500                     35,375
AnnTaylor Stores Corp.* ..............       800                     31,550
Linens'n Things, Inc.* ...............       800                     31,700
                                                                -----------
                                                                     98,625
                                                                -----------
AUTO RELATED (0.1%)
CSK Auto Corp.* ......................       700                     18,681
Dura Automotive Systems, Inc.*               500                     17,063
Republic Industries, Inc.* ...........     9,100                    134,225
                                                                -----------
                                                                    169,969
                                                                -----------
FOOD SERVICES, LODGING (0.1%)
Applebee's International, Inc. .......     1,400                     28,875
Brinker International, Inc.* .........       900                     25,987
Buffets, Inc.* .......................     2,800                     33,425
CEC Entertainment, Inc.* .............       700                     19,425
CKE Restaurants, Inc. ................       550                     16,191
IHOP Corp.* ..........................       400                     15,975
Outback Steakhouse, Inc.* ............       700                     27,913
Papa John's International, Inc.* .....       600                     26,475
Promus Hotel Corp.* ..................     6,077                    196,743
                                                                -----------
                                                                    391,009
                                                                -----------
HOUSEHOLD FURNITURE, APPLIANCES (0.1%)
Gemstar International Group
  Ltd.* ..............................     8,700                    498,075
Sotheby's Holdings, Inc.,
  Class A ............................     1,100                     35,200
                                                                -----------
                                                                    533,275
                                                                -----------
LEISURE RELATED (0.0%)
Premier Parks, Inc.* .................     1,000                     30,250
                                                                -----------
PHOTO & OPTICAL (0.3%)
Allergan, Inc. .......................    16,600                  1,074,850
Bausch & Lomb, Inc. ..................     7,200                    432,000
                                                                -----------
                                                                  1,506,850
                                                                -----------
RETAIL--GENERAL (10.7%)
Borders Group, Inc.* .................       700                     17,456
Consolidated Stores Corp.* ...........       700                     14,131
CVS Corp. ............................   142,300                  7,826,500
Duane Reade, Inc.* ...................       600                     23,100
Fred Meyer, Inc.* ....................   151,200                  9,109,800
Global DirectMail Corp.* .............     1,300                     30,387
Gymboree Corp.* ......................    15,500                     98,813
Home Depot, Inc. .....................    65,605                  4,014,206
Office Depot, Inc.* ..................   295,500                 10,915,031
Rite Aid Corp. .......................   176,500                  8,747,781
Staples, Inc.* .......................   195,150                  8,525,616

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
The Learning Co., Inc.* ................................................        800               $     20,750
TJX Cos., Inc. .........................................................     22,600                    655,400
                                                                                                  ------------
                                                                                                    49,998,971
                                                                                                  ------------
  TOTAL CONSUMER CYCLICALS .............................................                            52,728,949
                                                                                                  ------------
CONSUMER NON-CYCLICALS (10.2%)
BEVERAGES (0.1%)
Adolph Coors Co., Class B ..............................................      3,900                    220,106
                                                                                                  ------------
DRUGS (3.9%) ...........................................................
Agouron Pharmaceuticals, Inc.* .........................................        600                     35,250
Alpharma, Inc. .........................................................        800                     28,250
AmeriSource Health Corp.,
  Class A* .............................................................        300                     19,500
Amgen, Inc.* ...........................................................     16,700                  1,746,194
Bergen Brunswig Corp., Class A                                               13,000                    453,375
Biogen, Inc.* ..........................................................      5,000                    415,000
Cardinal Health, Inc. ..................................................     32,000                  2,428,000
Elan Corp. plc (ADR)* ..................................................     11,500                    799,969
ICON plc (ADR)* ........................................................        100                      3,350
IDEC Pharmaceuticals Corp.* ............................................     14,100                    662,700
Immunex Corp.* .........................................................        280                     35,227
King Pharmaceuticals, Inc.* ............................................      1,800                     47,475
McKesson Corp. .........................................................     45,100                  3,565,719
Sepracor, Inc.* ........................................................     83,600                  7,367,250
Watson Pharmaceutical, Inc* ............................................     11,400                    716,775
                                                                                                  ------------
                                                                                                    18,324,034
                                                                                                  ------------
FOODS (0.0%)
Keebler Foods Co.* .....................................................        700                     26,338
Smithfield Foods, Inc.* ................................................        800                     27,100
                                                                                                  ------------
                                                                                                        53,438
                                                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (4.5%)
Allegiance Corp. .......................................................     82,900                  3,865,212
Arterial Vascular Engineering,
  Inc.* ................................................................        500                     26,250
Biomet, Inc. ...........................................................      1,000                     40,250
Boston Scientific Corp.* ...............................................      1,200                     32,175
Cyberonics, Inc.* ......................................................        200                      2,700
Express Scripts, Inc., Class A* ........................................        500                     33,562
Genzyme Corp. (General
  Division)* ...........................................................        700                     34,825
Guidant Corp. ..........................................................     71,500                  7,882,875
Haemonetics Corp.* .....................................................      1,700                     38,675
Health Management Associates,
  Inc., Class A* .......................................................      1,600                     34,600
Healthsouth Corp.* .....................................................      3,000                     46,312
Henry Schein, Inc.* ....................................................        400                     17,900
IDEXX Laboratories, Inc.* ..............................................     21,200                    570,413
Medtronic, Inc. ........................................................     94,900                  7,046,325
Mid Atlantic Medical Services,
  Inc.* ................................................................      2,800                     27,475
National Data Corp. ....................................................        500                     24,344
Province Healthcare Co.* ...............................................        800                     28,700
PSS World Medical, Inc.* ...............................................     48,600                  1,117,800
STERIS Corp.* ..........................................................        900                     25,594
Total Renal Care Holdings, Inc.*                                                748                     22,113
                                                                                                  ------------
                                                                                                    20,918,100
                                                                                                  ------------
RETAIL--FOOD (1.7%)
General Nutrition Cos., Inc.* ..........................................      1,500                     24,375
Kroger Co.* ............................................................     30,900                  1,869,450
Safeway, Inc.* .........................................................     98,000                  5,971,875
                                                                                                  ------------
                                                                                                     7,865,700
                                                                                                  ------------



                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
SOAPS & TOILETRIES (0.0%)
Carson, Inc.* ..........................................................      1,000               $      4,000
Chattem, Inc.* .........................................................        600                     28,725
Dial Corp. .............................................................        900                     25,987
                                                                                                  ------------
                                                                                                        58,712
                                                                                                  ------------
  TOTAL CONSUMER NON-CYCLICALS                                                                      47,440,090
                                                                                                  ------------
CREDIT SENSITIVE (7.2%)
BANKS (0.0%)
US Trust Corp. .........................................................      2,400                    182,400
                                                                                                  ------------
FINANCIAL SERVICES (1.6%)
Affiliated Managers Group, Inc.*                                                900                     26,887
Associates First Capital Corp.,
  Class A ..............................................................     39,400                  1,669,575
Bear Stearns Co., Inc. .................................................     29,600                  1,106,300
Capital One Financial Corp. ............................................      8,400                    966,000
CIT Group, Inc., Class A ...............................................        700                     22,269
First Data Corp. .......................................................      4,100                    129,919
Franklin Resources, Inc. ...............................................     35,700                  1,142,400
Morgan Stanley Dean Witter &
  Co. ..................................................................     32,400                  2,300,400
Paine Webber Group, Inc. ...............................................        800                     30,900
Waddell & Reed Financial,
  Class A ..............................................................      1,000                     23,688
                                                                                                  ------------
                                                                                                     7,418,338
                                                                                                  ------------
INSURANCE (0.6%)
Ace Ltd. ...............................................................        600                     20,663
United Healthcare Corp. ................................................     64,200                  2,764,612
                                                                                                  ------------
                                                                                                     2,785,275
                                                                                                  ------------
UTILITY--TELEPHONE (5.0%)
MCI WorldCom, Inc.* ....................................................    325,963                 23,387,845
                                                                                                  ------------
  TOTAL CREDIT SENSITIVE ...............................................                            33,773,858
                                                                                                  ------------
DIVERSIFIED (5.8%)
MISCELLANEOUS (5.8%)
First Brands Corp. .....................................................        700                     27,606
Tyco International Ltd. ................................................    356,719                 26,909,990
                                                                                                  ------------
 TOTAL DIVERSIFIED .....................................................                            26,937,596
                                                                                                  ------------
ENERGY (0.2%)
OIL-SUPPLIES & CONSTRUCTION (0.0%)
Global Industries Ltd.* ................................................      4,200                     25,725
                                                                                                  ------------
RAILROADS (0.2%)
Kansas City Southern Industries,
  Inc. .................................................................     17,800                    875,537
                                                                                                  ------------
TOTAL ENERGY ...........................................................                               901,262
                                                                                                  ------------
TECHNOLOGY (46.9%)
ELECTRONICS (21.5%)
3Com Corp.* ............................................................     95,500                  4,279,594
Advantage Learning Systems,
  Inc.* ................................................................        400                     26,300
Affiliated Computer Services,
  Inc., Class A* .......................................................     12,300                    553,500
Altera Corp.* ..........................................................     63,000                  3,835,125
Analog Devices, Inc.* ..................................................     66,700                  2,092,713
Applied Micro Circuits Corp.* ..........................................        700                     23,778
ARM Holdings plc (ADR)* ................................................     12,665                    763,066
Aspen Technologies, Inc.* ..............................................        500                      7,250
Autodesk, Inc. .........................................................        650                     27,747
BMC Software, Inc.* ....................................................    316,500                 14,104,031

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                           NUMBER           VALUE
                                          OF SHARES       (NOTE 1)
                                        ------------   --------------
Burr-Brown Corp.* ...................     1,000          $    23,438
Cable Design Technologies* ..........     1,700               31,450
Cadence Design Systems, Inc.* .......   197,290            5,869,378
CBT Group plc (ADR)* ................    22,100              328,738
Computer Associates
  International, Inc. ...............   385,100           16,414,888
DII Group, Inc.* ....................     1,300               29,900
EMC Corp.* ..........................   116,000            9,860,000
Galileo Technology Ltd.* ............     2,000               54,000
Gentex Corp.* .......................     1,500               30,000
Intel Corp. .........................    32,400            3,841,425
Intuit, Inc.* .......................       400               29,000
Jabil Circuit, Inc.* ................       400               29,850
Lattice Semiconductor Corp.* ........    42,000            1,928,063
Level One Communications,
  Inc.* .............................       800               28,400
Linear Technology Corp. .............    14,600            1,307,613
Maxim Integrated Products* ..........       600               26,212
Micrel, Inc.* .......................       500               27,500
Micro Warehouse, Inc.* ..............    98,600            3,333,912
Microsoft Corp.* ....................   161,000           22,328,687
MIPS Technologies, Inc.* ............     1,000               32,000
New Era of Networks, Inc.* ..........       800               35,200
Photronics, Inc.* ...................     1,200               28,762
PMC-Sierra, Inc.* ...................       600               37,875
Rational Software Corp.* ............     1,100               29,150
Sanmina Corp.* ......................       500               31,250
Sun Microsystems, Inc.* .............    59,500            5,094,687
Synopsys, Inc.* .....................    19,400            1,052,450
Technology Solutions Co.* ...........    25,300              271,184
Xilinx, Inc.* .......................    41,900            2,728,737
                                                        ------------
                                                         100,576,853
                                                        ------------
OFFICE EQUIPMENT (12.5%)
Boise Cascade Office Products* ......     1,200               16,200
Boole & Babbage, Inc.* ..............       800               23,550
Ceridian Corp.* .....................    13,500              942,468
Cisco Systems, Inc.* ................   305,501           28,354,312
Compaq Computer Corp. ...............    39,600            1,660,725
CompUSA, Inc.* ......................    13,600              177,650
Corporate Express, Inc.* ............    56,000              290,500
DST Systems, Inc.* ..................    14,500              827,406
Insight Enterprises, Inc.* ..........       600               30,525
Lexmark International Group,
  Inc.* .............................     7,500              753,750
Macromedia, Inc.* ...................     8,500              286,344
Mobius Management Systems,
  Inc.* .............................    14,400              214,200
Oracle Corp.* .......................   572,812           24,702,518
                                                        ------------
                                                          58,280,148
                                                        ------------
OFFICE EQUIPMENT SERVICES (3.0%)
Ascend Communications, Inc.* ........    83,100            5,463,825
Cambridge Technology Partners,
  Inc.* .............................    22,500              497,812
Computer Sciences Corp. .............    14,600              940,787
Equant N.V. (NY Shares)
  (Registered)* .....................    21,300            1,444,406
Ingram Micro, Inc.* .................       600               20,925
Microchip Technology, Inc.* .........       700               25,900



                                           NUMBER           VALUE
                                          OF SHARES       (NOTE 1)
                                        ------------   --------------
Networks Associates, Inc.* ..........    78,150        $  5,177,438
Sungard Data Systems, Inc.* .........    12,900             511,969
Verio, Inc.* ........................       900              20,138
                                                       -------------
                                                         14,103,200
                                                       -------------
TELECOMMUNICATIONS (9.9%)
Alcatel Alsthom (ADR) ...............    21,600             527,850
Alltel Corp. ........................    47,400           2,835,113
Amdocs Ltd.* ........................     1,800              30,825
Aspect Telecommunications
  Corp.* ............................     1,000              17,250
Century Telephone Enterprises,
  Inc. ..............................    90,000           6,075,000
CSG System International, Inc.* .....       400              31,600
DSP Communications, Inc* ............     1,900              29,094
Electronics for Imaging, Inc.* ......       900              36,169
EchoStar Communications Corp.,
  Class A* ..........................       700              33,863
Fiserv, Inc.* .......................       600              30,863
Gilat Satellite Networks Ltd.* ......       500              27,563
Global Crossing Ltd.* ...............     1,500              67,687
Global TeleSystems Group, Inc.*         136,500           7,609,875
Hyperion Communications, Inc.,
  Class A* ..........................     1,800              27,225
Iridium World Communications,
  Inc.* .............................     8,900             352,106
L-3 Communications Holdings
  Corp.* ............................     3,900             181,594
Lucent Technologies, Inc. ...........    76,500           8,415,000
Metromedia Fiber Network, Inc.
  Class A* ..........................     1,000              33,500
Nokia Oyj (ADR) .....................    37,700           4,540,494
Qwest Communications
  International, Inc.* ..............   148,400           7,420,000
Sprint Corp. (Fon Group) ............    71,700           6,031,762
Tel-Save Holdings, Inc.* ............    40,000             670,000
Tele-Communications, Liberty
  Media, Inc., Class A* .............     9,800             451,412
Tellabs, Inc.* ......................    12,900             884,456
VeriSign, Inc.* .....................       500              29,562
                                                       -------------
                                                         46,389,863
                                                       -------------
TOTAL TECHNOLOGY ....................                   219,350,064
                                                       -------------
TOTAL COMMON STOCKS (98.6%)
  (Cost $363,619,530)................                   460,509,568
                                                       -------------
PREFERRED STOCKS:
TECHNOLOGY (0.0%)
ELECTRONICS (0.0%)
SAP AG (Non Voting)
  (Cost $75,442) ....................       110              52,772
                                                       -------------
TOTAL INVESTMENTS (98.6%)
  (Cost $363,694,972) ...............                   460,562,340
OTHER ASSETS
  LESS LIABILITIES (1.4%) ...........                     6,722,721
                                                       -------------
NET ASSETS (100%) ...................                  $467,285,061
                                                       =============

------------
*    Non-income producing
     Glossary:

     ADR--American Depositary Receipt

EQ ADVISORS TRUST
MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $479,451,466
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     188,036,831

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $ 105,453,312
Aggregate gross unrealized depreciation ..........      (11,160,523)
                                                      -------------
Net unrealized appreciation ......................    $  94,292,789
                                                      =============
Federal income tax cost of investments ...........    $ 366,269,551
                                                      =============

At December 31, 1998 the Portfolio had loaned securities with a total value of $29,706,145, which was secured by cash collateral of $29,725,924.


For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $600 as brokerage commissions with Pershing Trading Co., LP, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $10,613,683 which expires in the year 2006.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
COMMON STOCKS:
BASIC MATERIALS (1.1%)
CHEMICALS (0.3%)
E.I. Du Pont de Nemours & Co.                                               24,600              $  1,305,338
                                                                                                 ------------
CHEMICALS--SPECIALTY (0.2%)
Cambrex Corp. ..........................................................    34,700                   832,800
                                                                                                 ------------
PAPER (0.6%)
Smurfit-Stone Container Corp.* .........................................   162,594                  2,571,017
                                                                                                 ------------
 TOTAL BASIC MATERIALS .................................................                            4,709,155
                                                                                                 ------------
BUSINESS SERVICES (6.7%)
ENVIRONMENTAL CONTROL (0.4%)
Browning-Ferris Industries, Inc. .......................................    52,900                  1,504,344
                                                                                                 ------------
PRINTING, PUBLISHING, BROADCASTING (3.1%)
CBS Corp. ..............................................................   128,700                  4,214,925
Intermedia Communications of
  Florida, Inc.* .......................................................    47,000                    810,750
Jacor Communications, Inc.* ............................................       700                     45,062
MediaOne Group, Inc.* ..................................................    63,100                  2,965,700
Time Warner, Inc. ......................................................    75,600                  4,691,925
                                                                                                 ------------
                                                                                                   12,728,362
                                                                                                 ------------
PROFESSIONAL SERVICES (2.7%)
Cendant Corp.* .........................................................    86,630                  1,651,384
Compuware Corp.* .......................................................   111,100                  8,679,688
Modis Professional Services, Inc.*                                          32,800                    475,600
                                                                                                 ------------
                                                                                                   10,806,672
                                                                                                 ------------
TRUCKING, SHIPPING (0.5%)
Newport News Shipbuilding, Inc.                                             61,900                  2,069,781
                                                                                                 ------------
 TOTAL BUSINESS SERVICES ...............................................                           27,109,159
                                                                                                 ------------
CAPITAL GOODS (5.5%)
AEROSPACE (3.6%)
British Aerospace plc ..................................................   269,900                  2,288,011
Lockheed Martin Corp. ..................................................    26,800                  2,271,300
United Technologies Corp. ..............................................    91,400                  9,939,750
                                                                                                 ------------
                                                                                                   14,499,061
                                                                                                 ------------
ELECTRICAL EQUIPMENT (1.7%)
Black & Decker Corp. ...................................................    21,700                  1,216,557
Emerson Electric Co. ...................................................    96,700                  5,850,350
                                                                                                 ------------
                                                                                                    7,066,907
                                                                                                 ------------
MACHINERY (0.2%)
Illinois Tool Works, Inc. ..............................................    12,300                    713,400
                                                                                                 ------------
 TOTAL CAPITAL GOODS ...................................................                           22,279,368
                                                                                                 ------------
CONSUMER CYCLICALS (9.3%)
AUTO RELATED (0.3%)
Federal-Mogul Corp. ....................................................     9,400                    559,300
Lucasvarity plc ........................................................   257,600                    859,353
                                                                                                 ------------
                                                                                                    1,418,653
                                                                                                 ------------
FOOD SERVICES, LODGING (1.6%)
CKE Restaurants, Inc. ..................................................    77,960                  2,294,948
Jarvis Hotels plc ......................................................    79,900                    155,540
McDonald's Corp. .......................................................    52,200                  3,999,825
                                                                                                 ------------
                                                                                                    6,450,313
                                                                                                 ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.5%)
Newell Co. .............................................................    44,400                  1,831,500
                                                                                                 ------------
RETAIL--GENERAL (6.9%)
CVS Corp. ..............................................................    92,900                  5,109,500
Dayton Hudson Corp. ....................................................    70,500                  3,824,625
Fred Meyer, Inc.* ......................................................    74,000                  4,458,500



                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
Home Depot, Inc. .......................................................    35,300               $  2,159,919
Office Depot, Inc.* ....................................................    70,300                  2,596,706
Rite Aid Corp. .........................................................   182,000                  9,020,375
TJX Cos., Inc. .........................................................    29,700                    861,300
                                                                                                 ------------
                                                                                                   28,030,925
                                                                                                 ------------
 TOTAL CONSUMER CYCLICALS ..............................................                           37,731,391
                                                                                                 ------------
CONSUMER NON-CYCLICALS (20.1%)
DRUGS (6.0%)
American Home Products Corp. ...........................................   154,900                  8,722,806
Bristol-Myers Squibb Co. ...............................................    37,200                  4,977,825
Cardinal Health, Inc. ..................................................    40,750                  3,091,906
Pfizer, Inc. ...........................................................    62,600                  7,852,388
                                                                                                 ------------
                                                                                                   24,644,925
                                                                                                 ------------
FOODS (3.1%)
Archer Daniels Midland Co. .............................................   101,690                  1,747,797
Dean Foods Co. .........................................................    32,000                  1,306,000
Hershey Foods Corp. ....................................................    60,300                  3,749,906
Hormel Foods Corp. .....................................................    33,900                  1,110,225
McCormick & Co., Inc. (Non
  Voting) ..............................................................    40,300                  1,362,644
Ralston Purina Group ...................................................    98,600                  3,192,175
                                                                                                 ------------
                                                                                                   12,468,747
                                                                                                 ------------
HOSPITAL SUPPLIES & SERVICES (2.7%)
Guidant Corp. ..........................................................    52,100                  5,744,025
Healthsouth Corp.* .....................................................   236,558                  3,651,864
Monsanto Co. ...........................................................    30,600                  1,453,500
                                                                                                 ------------
                                                                                                   10,849,389
                                                                                                 ------------
RETAIL--FOOD (1.9%)
Albertson's, Inc. ......................................................    19,500                  1,241,906
American Stores Co. ....................................................    32,900                  1,215,244
Safeway, Inc.* .........................................................    90,000                  5,484,375
                                                                                                 ------------
                                                                                                    7,941,525
                                                                                                 ------------
SOAPS & TOILETRIES (5.0%)
Clorox Co. .............................................................    32,000                  3,738,000
Colgate Palmolive Co. ..................................................    41,300                  3,835,737
Dial Corp. .............................................................   109,500                  3,161,813
Gillette Co. ...........................................................    90,900                  4,391,606
Procter & Gamble Co. ...................................................    59,500                  5,433,094
                                                                                                 ------------
                                                                                                   20,560,250
                                                                                                 ------------
TOBACCO (1.4%)
Philip Morris Cos., Inc. ...............................................   105,000                  5,617,500
                                                                                                 ------------
 TOTAL CONSUMER NON-CYCLICALS                                                                      82,082,336
                                                                                                 ------------
CREDIT SENSITIVE (21.8%)
BANKS (4.6%)
Bank of New York Co., Inc. .............................................    88,600                  3,566,150
Chase Manhattan Corp. ..................................................    45,300                  3,083,231
Citigroup, Inc. ........................................................    47,700                  2,361,150
First Union Corp. ......................................................    64,062                  3,895,770
Istituto Bancario San Paolo
  S.p.A.* ..............................................................   178,133                  3,145,741
Wells Fargo Co. ........................................................    68,200                  2,723,738
                                                                                                 ------------
                                                                                                   18,775,780
                                                                                                 ------------
FINANCIAL SERVICES (6.3%)
American Express Co. ...................................................    21,000                  2,147,250
Associates First Capital Corp.,
  Class A ..............................................................    69,514                  2,945,656
Bear Stearns Co., Inc. .................................................    54,100                  2,021,988
CIT Group, Inc., Class A ...............................................    17,200                    547,175
Conseco, Inc. ..........................................................    66,323                  2,026,997

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                         NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
                                      ------------   ---------------
Fannie Mae ........................       64,700     $  4,787,800
Federal Home Loan Mortgage
  Corp. ...........................       73,800        4,755,488
ING Groep N.V. ....................       62,835        3,831,197
Morgan Stanley Dean Witter &
  Co. .............................       35,000        2,485,000
                                                     ------------
                                                       25,548,551
                                                     ------------
INSURANCE (6.8%)
Ace Ltd. ..........................       57,400        1,976,712
Allstate Corp. ....................       44,100        1,703,362
CIGNA Corp. .......................       51,200        3,958,400
EXEL Ltd., Class A ................       15,408        1,155,600
Hartford Financial Services
  Group, Inc. .....................       78,300        4,296,713
Lincoln National Corp. ............       63,400        5,186,913
Nationwide Financial Services,
  Inc., Class A ...................       38,000        1,964,125
Reliastar Financial Corp. .........       52,762        2,433,647
United Healthcare Corp. ...........      120,000        5,167,500
                                                     ------------
                                                       27,842,972
                                                     ------------
UTILITY--ELECTRIC (0.5%)
CalEnergy Co., Inc.* ..............       61,600        2,136,750
                                                     ------------
UTILITY--TELEPHONE (3.6%)
MCI WorldCom, Inc.* ...............      157,415       11,294,526
Sprint Corp. (Fon Group) ..........       39,600        3,331,350
                                                     ------------
                                                       14,625,876
                                                     ------------
 TOTAL CREDIT SENSITIVE ...........                    88,929,929
                                                     ------------
DIVERSIFIED (4.5%)
MISCELLANEOUS (4.5%)
Federal Signal Corp. ..............       31,500          862,313
Tyco International Ltd. ...........      171,886       12,966,650
Walt Disney (The) Co. .............      155,200        4,656,000
                                                     ------------
 TOTAL DIVERSIFIED ................                    18,484,963
                                                     ------------
ENERGY (2.9%)
COAL & GAS PIPELINES (0.8%)
Columbia Energy Group .............       30,250        1,746,937
K N Energy, Inc. ..................       36,400        1,324,050
                                                     ------------
                                                        3,070,987
                                                     ------------
OIL--DOMESTIC (0.3%)
Amoco Corp. .......................        4,500          271,688
Mobil Corp. .......................       10,400          906,100
                                                     ------------
                                                        1,177,788
                                                     ------------
OIL--INTERNATIONAL (1.7%)
British Petroleum Co. plc (ADR)           74,509        7,078,355
                                                     ------------
OIL--SUPPLIES & CONSTRUCTION (0.1%)
Cooper Cameron Corp.* .............       22,100          541,450
                                                     ------------
 TOTAL ENERGY .....................                    11,868,580
                                                     ------------
TECHNOLOGY (22.8%)
ELECTRONICS (14.9%)
3Com Corp.* .......................       65,100        2,917,294
Analog Devices, Inc.* .............      136,200        4,273,275
BMC Software, Inc.* ...............      125,000        5,570,313



                                         NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
                                      ------------   ---------------
Cadence Design Systems, Inc.* .....      109,700     $  3,263,575
Computer Associates
  International, Inc. .............       95,550        4,072,819
HBO & Co. .........................      265,100        7,605,056
Intel Corp. .......................       55,700        6,603,931
Lattice Semiconductor Corp.* ......        1,500           68,859
Microsoft Corp.* ..................      145,200       20,137,425
Sun Microsystems, Inc.* ...........       53,000        4,538,125
Synopsys, Inc.* ...................       32,500        1,763,125
                                                     ------------
                                                       60,813,797
                                                     ------------
OFFICE EQUIPMENT (5.8%)
Cisco Systems, Inc.* ..............       61,800        5,735,812
CompUSA, Inc.* ....................       84,400        1,102,475
EMC Corp.* ........................       37,100        3,153,500
Oracle Corp.* .....................      222,000        9,573,750
Xerox Corp. .......................       35,300        4,165,400
                                                     ------------
                                                       23,730,937
                                                     ------------
TELECOMMUNICATIONS (2.1%)
Alcatel Alsthom (ADR) .............      122,500        2,993,593
Aspect Telecommunications
  Corp.* ..........................       18,600          320,850
Lucent Technologies, Inc. .........       41,200        4,532,000
Sprint Corp. (PCS Group)* .........       19,750          456,719
                                                     ------------
                                                        8,303,162
                                                     ------------
 TOTAL TECHNOLOGY .................                    92,847,896
                                                     ------------
TOTAL COMMON STOCKS (94.7%)
   (Cost $327,419,362) ............                   386,042,777
                                                     ------------
                                        PRINCIPAL
                                         AMOUNT
                                        --------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.0%)
Federal Home Loan Mortgage
  Corporation
  (Discount Note), 1/4/99 .........   $ 290,000           289,887
Federal Home Loan Mortgage
  Corporation
  (Discount Note), 1/6/99 .........   5,513,000         5,509,125
Federal Home Loan Mortgage
  Corporation
  (Discount Note), 1/13/99 ........   6,700,000         6,688,610
Federal Home Loan Mortgage
  Corporation
  (Discount Note), 1/14/98 ........   7,800,000         7,785,692
                                                     ------------
TOTAL SHORT-TERM DEBT SECURITIES (5.0%)
 (Amortized Cost $20,273,314) .....                    20,273,314
                                                     ------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
  $347,692,676) ...................                   406,316,091
OTHER ASSETS
  LESS LIABILITIES (0.3%) .........                     1,302,909
                                                     ------------
NET ASSETS (100%) .................                  $407,619,000
                                                     ============

----------
*    Non-income producing
     Glossary:
     ADR--American Depositary Reciept

EQ ADVISORS TRUST
MFS RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)






                                                      LOCAL
                                                    CONTRACT       COST ON         U.S.$         UNREALIZED
                                                     AMOUNT      ORIGINATION      CURRENT      APPRECIATION/
                                                     (000'S)         DATE          VALUE       (DEPRECIATION)
                                                   ----------   -------------   -----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 1/7/99 ................          8        $ 14,102      $ 13,934         $  (168)
Italian Lira, expiring 1/6/99 ..................    166,553         100,753       100,757               4
Netherlands Guilder, 1/5/99 ....................        233         123,540       123,975             434
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, expiring 1/4/99-1/7/99 .........        222         372,117       369,637           2,480
                                                                                                  -------
                                                                                                  $ 2,750
                                                                                                  =======

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $393,018,547
U.S. Government securities .............................       5,094,486
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     166,714,606

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $  67,234,197
Aggregate gross unrealized depreciation ..........      (10,729,268)
                                                      -------------
Net unrealized appreciation ......................    $  56,504,929
                                                      =============
Federal income tax cost of investments ...........    $ 349,811,162
                                                      =============

At December 31, 1998 the Portfolio had loaned securities with a total value of $18,335,052, which was secured by collateral of $17,820,637.

The value of the collateral was sufficient at the time loan agreements were entered into. As a result of an increase in the market value of the loaned securities on the last business day for the year, the Portfolio was furnished with additional collateral the following business day. For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $408 and $48 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp. and Pershing Trading Co., LP respectively, both affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $5,142,662 which expires in the year 2006.
















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS (2.9%)
CHEMICALS (1.5%)
Dow Chemical Co. .......................................................    3,600                 $    327,375
E.I. Du Pont de Nemours & Co.                                              10,300                      546,544
Eastman Chemical Co. ...................................................    5,353                      239,547
                                                                                                  ------------
                                                                                                     1,113,466
                                                                                                  ------------
PAPER (1.4%)
Kimberly Clark Corp. ...................................................    7,800                      425,100
Temple-Inland, Inc. ....................................................    2,560                      151,840
Weyerhaeuser Co. .......................................................   10,500                      533,531
                                                                                                  ------------
                                                                                                     1,110,471
                                                                                                  ------------
 TOTAL BASIC MATERIALS .................................................                             2,223,937
                                                                                                  ------------
BUSINESS SERVICES (2.1%)
PRINTING, PUBLISHING,
  BROADCASTING (1.7%)
McGraw Hill Cos., Inc. .................................................    3,800                      387,125
MediaOne Group, Inc.* ..................................................   10,400                      488,800
Tribune Co. ............................................................    6,100                      402,600
                                                                                                  ------------
                                                                                                     1,278,525
                                                                                                  ------------
TRUCKING, SHIPPING (0.4%)
Ryder System, Inc. .....................................................   12,200                      317,200
                                                                                                  ------------
 TOTAL BUSINESS SERVICES ...............................................                             1,595,725
                                                                                                  ------------
CAPITAL GOODS (2.4%) ...................................................
AEROSPACE (1.0%)
Allied Signal, Inc. ....................................................    8,500                      376,656
Raytheon Co., Class B ..................................................    7,200                      383,400
                                                                                                  ------------
                                                                                                       760,056
                                                                                                  ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.3%)
Sherwin-Williams Co. ...................................................    7,100                      208,562
                                                                                                  ------------
ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co. ...................................................    6,400                      387,200
Rockwell International Corp. ...........................................    1,760                       85,470
                                                                                                  ------------
                                                                                                       472,670
                                                                                                  ------------
MACHINERY (0.5%)
Deere & Co. ............................................................   10,500                      347,813
                                                                                                  ------------
 TOTAL CAPITAL GOODS ...................................................                             1,789,101
                                                                                                  ------------
CONSUMER CYCLICALS (5.2%)
AIRLINES (0.9%)
Delta Airlines, Inc. ...................................................    6,300                      327,600
UAL Corp.* .............................................................    6,200                      370,063
                                                                                                  ------------
                                                                                                       697,663
                                                                                                  ------------
AUTOS & TRUCKS (1.5%)
Ford Motor Co. .........................................................   11,900                      698,381
General Motors Corp. ...................................................    6,400                      458,000
                                                                                                  ------------
                                                                                                     1,156,381
                                                                                                  ------------
PHOTO & OPTICAL (0.4%)
Eastman Kodak Co. ......................................................    4,600                      331,200
                                                                                                  ------------
RETAIL--GENERAL (2.4%)
Federated Department Stores,
  Inc.* ................................................................    8,600                      374,637
Hasbro, Inc. ...........................................................   10,400                      375,700
J.C. Penny Co. .........................................................    4,200                      196,875



                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
May Department Stores Co. ..............................................    6,000                 $    362,250
Sears Roebuck & Co. ....................................................   11,000                      467,500
                                                                                                  ------------
                                                                                                     1,776,962
                                                                                                  ------------
 TOTAL CONSUMER CYCLICALS ..............................................                             3,962,206
                                                                                                  ------------
CONSUMER NON-CYCLICALS (11.9%)
BEVERAGES (1.1%)
Anheuser-Busch Cos., Inc. ..............................................    8,300                      544,688
Whitman Corp. ..........................................................   11,200                      284,200
                                                                                                  ------------
                                                                                                       828,888
                                                                                                  ------------
CONTAINERS (0.5%)
Owens-Illinois, Inc.* ..................................................   12,000                      367,500
                                                                                                  ------------
DRUGS (4.4%)
American Home Products Corp. ...........................................   13,100                      737,694
Bristol-Myers Squibb Co. ...............................................    7,800                    1,043,737
Merck & Co., Inc. ......................................................    4,700                      694,131
Pharmacia & Upjohn, Inc. ...............................................   14,800                      838,050
                                                                                                  ------------
                                                                                                     3,313,612
                                                                                                  ------------
FOODS (2.0%)
ConAgra, Inc. ..........................................................   13,900                      437,850
H.J. Heinz Co. .........................................................    6,000                      339,750
Nabisco Holdings Corp. .................................................    5,800                      240,700
Sara Lee Corp. .........................................................   16,600                      467,912
                                                                                                  ------------
                                                                                                     1,486,212
                                                                                                  ------------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Baxter International, Inc. .............................................    9,100                      585,244
Columbia HCA Healthcare Corp.                                              12,700                      314,325
Healthsouth Corp.* .....................................................   15,500                      239,281
                                                                                                  ------------
                                                                                                     1,138,850
                                                                                                  ------------
RETAIL--FOOD (0.5%)
Albertson's, Inc. ......................................................    6,500                      413,969
                                                                                                  ------------
SOAPS & TOILETRIES (0.6%)
Colgate Palmolive Co. ..................................................    4,200                      390,074
Procter & Gamble Co. ...................................................    1,100                      100,444
                                                                                                  ------------
                                                                                                       490,518
                                                                                                  ------------
TOBACCO (1.3%)
Philip Morris Cos., Inc. ...............................................   18,400                      984,400
                                                                                                  ------------
 TOTAL CONSUMER NON-CYCLICALS...........................................                             9,023,949
                                                                                                  ------------
CREDIT SENSITIVE (22.6%)
BANKS (8.2%)
Bank One Corp. .........................................................   14,088                      719,369
BankAmerica Corp. ......................................................   19,200                    1,154,400
BankBoston Corp. .......................................................    3,700                      144,069
Charter One Financial, Inc. ............................................    8,710                      241,703
Chase Manhattan Corp. ..................................................    1,100                       74,869
Citigroup, Inc. ........................................................   18,100                      895,950
First Union Corp. ......................................................    7,100                      431,769
J.P. Morgan & Co. ......................................................    3,300                      346,706
KeyCorp ................................................................   11,074                      354,368
Mercantile Bancorp, Inc. ...............................................    4,300                      198,337
PNC Bank Corp. .........................................................    8,500                      460,062
Synovus Financial Corp. ................................................    8,216                      200,265
Washington Mutual, Inc. ................................................   10,300                      393,331
Wells Fargo Co. ........................................................   15,000                      599,062
                                                                                                  ------------
                                                                                                     6,214,260
                                                                                                  ------------

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
FINANCIAL SERVICES (1.9%)
Fannie Mae .............................................................     7,360                $    544,640
Merrill Lynch & Co. ....................................................     5,300                     353,775
Morgan Stanley Dean Witter &
  Co. ..................................................................     7,200                     511,200
                                                                                                  ------------
                                                                                                     1,409,615
                                                                                                  ------------
INSURANCE (2.7%)
Allstate Corp. .........................................................     9,300                     359,213
American General Corp. .................................................     7,800                     608,400
CIGNA Corp. ............................................................     6,400                     494,800
Hartford Financial Services
  Group, Inc. ..........................................................     4,514                     247,706
Lincoln National Corp. .................................................     4,500                     368,156
                                                                                                  ------------
                                                                                                     2,078,275
                                                                                                  ------------
REAL ESTATE (0.8%)
Equity Residential Property Trust                                            8,200                     331,588
Starwood Hotels and Resorts
  Worldwide, Inc. ......................................................    12,000                     272,250
                                                                                                  ------------
                                                                                                       603,838
                                                                                                  ------------
UTILITY--ELECTRIC (2.9%)
Duke Energy Corp. ......................................................     7,968                     510,450
Edison International ...................................................     4,300                     119,862
Entergy Corp. ..........................................................    11,600                     361,050
OGE Energy Corp. .......................................................    12,600                     365,400
PP&L Resources, Inc. ...................................................     8,100                     225,788
Potomac Electric Power Co. .............................................    11,000                     289,437
Western Resources, Inc. ................................................     9,800                     325,850
                                                                                                   ------------
                                                                                                     2,197,837
                                                                                                   ------------
UTILITY--GAS (0.9%)
Enron Corp. ............................................................     6,800                     388,025
Sempra Energy ..........................................................    12,801                     324,820
                                                                                                  ------------
                                                                                                       712,845
                                                                                                   ------------
UTILITY--TELEPHONE (5.2%)
AT&T Corp. .............................................................    10,100                     760,025
Ameritech Corp. ........................................................    11,300                     716,138
Bell Atlantic Corp. ....................................................     8,400                     445,200
GTE Corp. ..............................................................    15,300                     994,500
SBC Communications, Inc. ...............................................    11,900                     638,137
Sprint Corp. (Fon Group) ...............................................     5,200                     437,450
                                                                                                   ------------
                                                                                                     3,991,450
                                                                                                   ------------
 TOTAL CREDIT SENSITIVE ................................................                            17,208,120
                                                                                                  ------------
DIVERSIFIED (0.6%)
MISCELLANEOUS (0.6%)
Minnesota Mining &
  Manufacturing Co. ....................................................     6,200                     440,975
                                                                                                  ------------
ENERGY (7.0%)
COAL & GAS PIPELINES (0.2%)
Consolidated Natural Gas Co. ...........................................     2,300                     124,200
                                                                                                  ------------
OIL--DOMESTIC (3.7%)
Chevron Corp. ..........................................................     5,300                     439,569
Exxon Corp. ............................................................    12,113                     885,763
Kerr-McGee Corp. .......................................................     8,000                     306,000
Mobil Corp. ............................................................     8,900                     775,413
Occidental Petroleum Corp. .............................................     5,200                      87,750
Tosco Corp. ............................................................    11,200                     289,800
                                                                                                  ------------
                                                                                                     2,784,295
                                                                                                  ------------



                                                                                    NUMBER                 VALUE
                                                                                   OF SHARES             (NOTE 1)
                                                                             --------------------   ------------------
OIL--INTERNATIONAL (1.5%)
British Petroleum Co. plc (ADR)                                             7,600                 $    722,000
Conoco, Inc., Class A* .................................................    7,000                      146,125
Elf Acquitaine S.A. (ADR) ..............................................    5,600                      317,100
                                                                                                  ------------
                                                                                                     1,185,225
                                                                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Halliburton Co. ........................................................   12,300                      364,387
                                                                                                  ------------
RAILROADS (1.1%)
Burlington Northern Santa Fe
  Corp. ................................................................   16,000                      540,000
Norfolk Southern Corp. .................................................   10,000                      316,875
                                                                                                  ------------
                                                                                                       856,875
                                                                                                  ------------
  TOTAL ENERGY .........................................................                             5,314,982
                                                                                                  ------------
TECHNOLOGY (5.1%)
ELECTRONICS (1.0%)
Computer Associates
  International, Inc. ..................................................    8,300                      353,788
Texas Instruments, Inc. ................................................    4,500                      385,031
                                                                                                  ------------
                                                                                                       738,819
                                                                                                  ------------
OFFICE EQUIPMENT (2.9%)
Apple Computer, Inc.* ..................................................    7,800                      319,312
Compaq Computer Corp. ..................................................   15,700                      658,419
International Business Machines
  Corp. ................................................................    4,200                      775,950
Xerox Corp. ............................................................    4,000                      472,000
                                                                                                  ------------
                                                                                                     2,225,681
                                                                                                  ------------
TELECOMMUNICATIONS (1.2%)
Alltel Corp. ...........................................................    6,800                      406,725
Motorola, Inc. .........................................................    8,600                      525,138
                                                                                                  ------------
                                                                                                       931,863
                                                                                                  ------------
 TOTAL TECHNOLOGY ......................................................                             3,896,363
                                                                                                  ------------
TOTAL COMMON STOCKS: (59.8%)
  (Cost $42,264,725)....................................................                            45,455,358
                                                                                                  ------------
PREFERRED STOCKS:
BUSINESS SERVICES (0.0%)
ENVIRONMENTAL CONTROL (0.0%)
TCR Holding Corp.* .....................................................       10                            1
                                                                                                  ------------
CREDIT SENSITIVE (0.4%)
FINANCIAL SERVICES (0.4%)
Centaur Funding Corp.
  9.08%, 4/21/20* (SS.) + ..............................................       85                       87,307
K-Mart Financing .......................................................    2,700                      156,431
Webster Capital Corp., Series A ........................................       40                       42,151
                                                                                                  ------------
 TOTAL CREDIT SENSITIVE ................................................                               285,889
                                                                                                  ------------
TOTAL PREFERRED STOCKS: (0.4%)
 (Cost $273,505)........................................................                               285,890
                                                                                                  ------------


                                        PRINCIPAL
                                         AMOUNT
                                       ----------
CONVERTIBLE BONDS
CONSUMER NON-CYCLICALS (0.1%)
HOSPITAL SUPPLIES & SERVICES (0.1%)
Healthsouth Corp. 3.25%, 4/1/03.....   $100,000     85,500
                                                    ------


EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                          PRINCIPAL          VALUE
                                            AMOUNT         (NOTE 1)
                                        -------------   --------------
TECHNOLOGY (0.2%)
OFFICE EQUIPMENT (0.2%)
Western Digital Corp.
 (Zero Coupon) 2/18/18 (SS.) +.......   $   50,000      $    15,188
 (Zero Coupon) 2/18/18 ..............      300,000           91,125
                                                        -----------
 TOTAL TECHNOLOGY ...................                       106,313
                                                        -----------
TOTAL CONVERTIBLE BONDS (0.3%)
 (Cost $166,290).....................                       191,813
                                                        -----------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.7%)
CHEMICALS (0.7%)
Arco Chemical Co.
  9.80%, 2/1/20 .....................       45,000           45,395
IMC Global, Inc.
  7.40%, 11/1/02 ....................       35,000           35,401
Monsanto Co.
  6.60%, 12/1/28 (SS.) +.............      430,000          430,601
Solutia, Inc. 6.72%, 10/15/37........       55,000           56,444
                                                        -----------
 TOTAL BASIC MATERIALS ..............                       567,841
                                                        -----------
BUSINESS SERVICES (0.5%)
ENVIRONMENTAL CONTROL (0.2%)
Waste Management
  Technologies, Inc.
  7.70%, 10/1/02 (Step
  Bond) .............................       50,000           53,020
U.S. Filter Corp.
  6.50%, 5/15/03 (SS.)+ .............       75,000           72,975
                                                        -----------
                                                            125,995
                                                        -----------
PRINTING, PUBLISHING,
  BROADCASTING (0.3%)
News America Holdings,
  Inc. 7.75%, 12/1/45 ...............      145,000          154,507
Viacom, Inc. 7.75%, 6/1/05 ..........       95,000          103,864
                                                        -----------
                                                            258,371
                                                        -----------
 TOTAL BUSINESS SERVICES ............                       384,366
                                                        -----------
CAPITAL GOODS (0.3%)
AEROSPACE (0.3%)
Boeing Co. 6.625%, 2/15/38...........      250,000          254,366
                                                        -----------
CONSUMER CYCLICALS (1.2%)
AIRLINES (0.3%)
Continental Airlines, Inc.,
 Series 97 Class 4C
  6.80%, 7/2/07 .....................       60,000           59,921
Series 98 Class 1C
  6.541%, 9/15/09 ...................       40,000           39,047
Series 98 Class 2A
  6.32%, 11/1/08 ....................      110,000          110,767
                                                        -----------
                                                            209,735
                                                        -----------
AUTOS & TRUCKS (0.1%)
DaimlerChrysler AG,
  Class B 7.45%, 2/1/97 .............       40,000           46,171
Ford Motor Co.
  6.625%, 10/1/28 ...................       55,000           56,775

                                         PRINCIPAL          VALUE
                                           AMOUNT         (NOTE 1)
                                       -------------   --------------
Ford Motor Credit Co.
  5.125%, 10/15/01 .................   $   10,000      $     9,931
                                                       -----------
                                                           112,877
                                                       -----------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.2%)
Newell Co. 6.35%, 7/15/08 ..........      125,000          130,253
                                                       -----------
LEISURE RELATED (0.5%)
Time Warner, Inc.
  8.375%, 7/15/33 ..................      280,000          347,201
                                                       -----------
RETAIL--GENERAL (0.1%)
Sears Roebuck Acceptance
  Corp. 6.50%, 12/1/28 .............       90,000           88,748
                                                       -----------
 TOTAL CONSUMER CYCLICALS ..........                       888,814
                                                       -----------
CONSUMER NON-CYCLICALS (0.6%)
BEVERAGES (0.2%)
Diageo plc 6.125%, 8/15/05 .........      140,000          145,490
                                                       -----------
CONTAINERS (0.1%)
Ball Corp. Series
  7.75%, 8/1/06 (SS.)+..............      100,000          105,000
                                                       -----------
HOSPITAL SUPPLIES & SERVICES (0.0%)
Manor Care, Inc.
  7.50%, 6/15/06 ...................       10,000           10,546
                                                       -----------
TOBACCO (0.3%)
Philip Morris Cos., Inc.
 7.25%, 1/15/03 ....................      190,000          200,534
 7.125%, 10/1/04 ...................       10,000           10,669
                                                       -----------
                                                           211,203
                                                       -----------
 TOTAL CONSUMER
   NON-CYCLICALS ...................                       472,239
                                                       -----------
CREDIT SENSITIVE (26.3%)
BANKS (0.2%)
FCB/NC Capital Trust I
  8.05%, 3/1/28 (SS.) + ............       40,000           41,000
Merita Bank Ltd.
  6.50%, 1/15/06 ...................       65,000           66,728
Nationsbank Corp.
  6.50%, 8/15/03 ...................       65,000           67,342
                                                       -----------
                                                           175,070
                                                       -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (1.3%)
Commercial Mortgage
  Acceptance Corp.
 Series 97-ML1, Class A2
  6.53%, 6/15/07 ...................       20,000           20,813
 Series 97-ML1, Class A3
  6.57%, 12/15/30 ..................       76,000           79,572
 Series 98-C2, Class A2
  6.03%, 3/15/08 ...................      150,000          148,906
Chase Mortgage Finance
  Corp.,
 Series 98-S2, Class A14
  6.75%, 7/25/28 ...................       30,000           30,458
First Union-Lehman Brothers
 Series 98-C2 Class A2
  6.56%, 11/18/08 ..................       60,000           62,131
 Series 98-C2, Class D
  6.778%, 3/18/13 ..................       25,000           23,568

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                   PRINCIPAL             VALUE
                                                     AMOUNT            (NOTE 1)
                                               -----------------   ----------------
General Motors Acceptance
  Corp.
 Series 98-C1, Class E
  7.153%, 5/15/30 ....................         $    50,000         $   49,418
 Series 98-C2, Class A2
  6.42%, 5/15/31 .....................             163,635            169,625
General Electric Capital
  Mortgage
 Series 98-11, Class 2A4
  6.75%, 6/25/28 .....................              50,000             51,215
Goldman Sachs Mortgage
  Securities Corp.,
 Series 98, GL2, ClassA2
  6.562%, 4/13/31 ....................              20,000             20,756
 Series 98, GL2, Class D
  7.191%, 4/13/31 ....................              25,000             24,320
Green Tree Financial Corp.
 Series 98-2, Class A5 6.24%,
  3/18/28 ............................              50,000             50,516
Green Tree Recreational
  Equipment
 Series 98-A, Class A1C
  6.18%, 6/15/19 .....................              39,191             39,926
Lehman Manufactured
  Housing Trust
 Series 98-1 0.82%, 7/15/28 ..........             250,000              9,980
Mashantucket Pequot Tribe
 6.57%, 9/1/13 (SS.)+ ................              90,000             89,663
Morgan Stanley Capital Corp.
 Series 96-WF1, Class A2
  7.2275%, 1/16/06 ...................              20,000             21,187
Residential Asset
  Securitization Trust
 Series 98, Class A12 A14
  8.00%, 11/25/28 ....................              75,000             79,215
                                                                   ----------
                                                                      971,269
                                                                   ----------
FINANCIAL SERVICES (2.6%)
AFC Capital Trust I, Series B
  8.207%, 2/3/27 .....................              25,000             28,014
Associates Corp. of North
  America 6.25%, 11/1/08 .............             175,000            181,216
Avalon Properties, Inc.
  6.625%, 1/15/05 ....................              30,000             29,431
CIT Group Holdings
  5.50%, 10/15/01 ....................              95,000             94,550
Commercial Credit Corp.
  7.75%, 3/1/05 ......................              25,000             27,567
ERP Operating LP
  6.63%, 4/13/05 .....................             100,000             98,676
Finova Capital Corp.
 6.25%, 11/01/02 .....................              90,000             90,799
 7.40%, 6/1/07 .......................              65,000             68,629
Fleet Financial Group, Inc.
  6.875%, 1/15/28 ....................              25,000             26,198
Ford Motor Credit Co.
  6.00%, 1/14/03 .....................              36,000             36,457
Household Financial Co.
  6.50%, 11/15/08 ....................              50,000             52,007
Household Netherlands BV
  6.20%, 12/1/03 .....................             515,000            518,849



                                                   PRINCIPAL             VALUE
                                                     AMOUNT            (NOTE 1)
                                               -----------------   ----------------
KN Cap Trust III
  7.63%, 4/15/28 .....................         $    55,000         $   51,819
Lehman Brothers Holdings,
  Inc. 6.50%, 10/1/02 ................             105,000            105,098
Merrill Lynch & Co., Inc.,
  Series B 6.13%, 4/7/03 .............              40,000             40,656
Newcourt Credit Corp.
  7.125%, 12/17/03 (SS.) + ...........              70,000             69,346
Norwest Corp., Series J
  6.75%, 12/15/27 ....................              40,000             39,767
Paine Webber Group, Inc.
 6.55%, 4/15/05 ......................              60,000             60,058
 Series C 6.52%, 4/6/08 ..............              60,000             59,920
Provident Cos., Inc.
  7.405%, 3/15/38 ....................              75,000             76,791
Salomon, Inc. 6.75%, 2/15/03 .........              45,000             46,388
The Money Store, Inc.
  8.05%, 4/15/02 .....................              35,000             37,410
Toyota Motor Credit Co.
  5.625%, 11/13/03 ...................              75,000             75,760
Wilmington Trust Corp.
  6.625%, 5/1/08 .....................              90,000             93,229
                                                                   ----------
                                                                    2,008,635
                                                                   ----------
FOREIGN GOVERNMENT (0.6%)
Ontario Province
  5.50%, 10/1/08 .....................             215,000            216,548
Province of Quebec
  7.50%, 7/15/02 .....................              50,000             53,138
German Unity Bond
 8.00%, 1/21/02 ......................   DEM        70,000             47,533
Republic of Germany
 Series 98 5.625%, 1/4/28 ............             230,000            155,968
                                                                   ----------
                                                                      473,187
                                                                   ----------
INSURANCE (0.6%)
UNUM Corp.
  6.75%, 12/15/28 ....................         $   265,000            265,000
American General
  Finance Corp.
 5.70%, 2/7/01 .......................              50,000             50,225
 8.125%, 3/15/46 (SS.)+...............              70,000             80,801
Hartford Life, Inc.
  7.65%, 6/15/27 .....................              15,000             16,684
Travelers Property &
  Casualty, Inc.
  6.75%, 4/15/01 .....................              50,000             51,203
                                                                   ----------
                                                                      463,913
                                                                   ----------
REAL ESTATE (0.3%)
Avalon Properties, Inc.
  6.875%, 12/15/07 ...................              25,000             24,680
EOP Operating L.P.
  6.75%, 2/15/08 .....................             145,000            141,880
Omega Healthcare Investors,
  Inc. 6.95%, 8/1/07 .................              50,000             44,763
                                                                   ----------
                                                                      211,323
                                                                   ----------
U.S. GOVERNMENT (10.9%)
U.S. Treasury Note
 5.50%, 5/31/00 ......................             740,000            748,788
 4.625%, 9/30/00 .....................             460,000            459,281
 6.25%, 8/31/02 ......................             620,000            651,775

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             PRINCIPAL             VALUE
                                               AMOUNT            (NOTE 1)
                                         -----------------   ----------------
 5.875%, 9/30/02 .....................   $   10,000          $   10,400
 5.625%, 12/31/02 ....................      490,000             506,231
 5.50%, 3/31/03 ......................    1,120,000           1,153,951
 5.50%, 5/31/03 ......................    1,690,000           1,744,398
 5.25%, 8/15/03 ......................      265,000             271,708
 5.75%, 8/15/03 ......................       60,000              62,644
 4.25%, 11/15/03 .....................      895,000             883,535
 7.00%, 7/15/06 ......................      320,000             364,500
 6.125%, 11/15/27 ....................      630,000             705,797
 5.50%, 8/15/28 ......................      335,000             351,227
 5.25%, 11/15/28 .....................      375,000             383,906
                                                             ----------
                                                              8,298,141
                                                             ----------
U.S. GOVERNMENT AGENCIES (8.9%)
Federal National Mortgage
  Association
 7.00%, 2/1/12 .......................       73,138              74,783
 6.00%, 6/1/12 .......................      262,600             263,256
 6.50%, 4/1/13 .......................      406,575             412,547
 6.50%, 7/1/13 .......................       28,606              29,026
 7.00%, 10/1/13 ......................      404,517             413,619
 6.00%, 10/1/13 ......................      169,664             170,088
 6.00%, 12/1/13 ......................      479,750             480,949
 9.00%, 8/1/26 .......................      198,528             210,067
 7.00%, 7/1/28 .......................          293                 299
 6.50%, 8/1/28 .......................      440,292             443,319
 6.50%, 9/1/28 .......................      155,017             156,083
 6.50%, 10/1/28 ......................       77,450              77,982
 6.50%, 11/1/28 ......................      158,802             159,894
 6.00%, 1/15/29 TBA ..................      935,000             922,723
Government National
  Mortgage Association
 8.00%, 7/15/25 ......................      114,333             118,843
 7.00%, 9/15/25 ......................       57,203              58,618
 7.00%, 12/15/25 .....................       57,652              59,078
 6.50%, 3/15/26 ......................      150,731             152,400
 8.00%, 10/15/26 .....................      129,400             134,490
 7.00%, 11/15/26 .....................       30,149              30,874
 7.00%, 7/15/27 ......................       48,197              49,368
 7.00%, 9/15/27 ......................       23,900              24,481
 7.00%, 11/15/27 .....................      514,035             526,524
 7.00%, 2/15/28 ......................       22,760              23,315
 7.00%, 3/15/28 ......................      398,950             408,549
 7.00%, 4/15/28 ......................       79,201              81,106
 7.00%, 5/15/28 ......................      141,505             144,957
 7.00%, 11/15/28 .....................      545,551             558,677
 6.50%, 12/15/28 .....................      505,000             510,525
 8.00%, 1/15/29 TBA ..................       90,000              92,446
                                                             ----------
                                                              6,788,886
                                                             ----------
UTILITY--ELECTRIC (0.5%)
Arizona Public Service Co.
  6.75%, 11/15/06 ....................       50,000              53,032
Baltimore Gas & Electric Co.
  6.90%, 2/1/05 ......................       50,000              52,874
CMS Energy Corp.
  7.00%, 1/15/05 .....................       25,000              24,786
CalEnergy, Inc.
  7.63%, 10/15/07 ....................       60,000              64,228
Connecticut Light & Power
  Co., Series C 7.75%, 6/1/02.........       20,000              20,659



                                             PRINCIPAL             VALUE
                                               AMOUNT            (NOTE 1)
                                         -----------------   ----------------
Public Service Electric & Gas
  Co. 8.875%, 6/1/03 .................   $   50,000          $   56,315
Texas Utilities Co.
  7.46%, 1/1/15 ......................       40,000              44,027
Transamerica Energy 0.00%,
  6/15/02 (Step Bond) ................      115,000              32,200
                                                             ----------
                                                                348,121
                                                             ----------
UTILITY--GAS (0.3%)
Enron Corp. 6.40%, 7/15/06 ...........       40,000              40,418
Express Pipeline, Inc.
  7.39%, 12/31/17 (SS.)+ .............       20,000              19,559
KN Energy, Inc. 6.80%, 3/1/08.........       45,000              45,373
Louis Dreyfus Natural Gas
  Corp. 6.875%, 12/1/07 ..............       85,000              80,796
                                                             ----------
                                                                186,146
                                                             ----------
UTILITY--TELEPHONE (0.1%)
U.S. West Communications
  5.625%, 11/15/08 ...................       40,000              40,473
                                                             ----------
 TOTAL CREDIT SENSITIVE ..............                       19,965,164
                                                             ----------
DIVERSIFIED (0.1%)
MISCELLANEOUS (0.1%)
Tyco International Group
  6.375%, 6/15/05 ....................       90,000              92,114
                                                             ----------
ENERGY (1.4%)
COAL & GAS PIPELINES (0.1%)
Columbia Gas Systems, Inc.
  6.61%, 11/28/02 ....................       65,000              67,352
                                                             ----------
OIL--DOMESTIC (0.1%)
Coastal Corp.
 6.50%, 6/1/08 .......................       25,000              25,438
 6.95%, 6/2/28 .......................       75,000              75,097
                                                             ----------
                                                                100,535
                                                             ----------
OIL--INTERNATIONAL (0.3%)
Petro-Canada 7.00%, 11/15/28..........      150,000             147,918
Statoil 6.50%, 12/1/28 (SS.) +........       75,000              73,426
                                                             ----------
                                                                221,344
                                                             ----------
OIL--SUPPLIES & CONSTRUCTION (0.4%)
Petroleum Geo-Services
  7.50%, 3/31/07 .....................      245,000             261,038
                                                             ----------
RAILROADS (0.5%)
Burlington Northern Santa Fe
  Corp. 6.875%, 12/1/27 ..............      100,000             104,174
CSX Corp. 7.95%, 5/1/27 ..............      260,000             300,593
                                                             ----------
                                                                404,767
                                                             ----------
  TOTAL ENERGY .......................                        1,055,036
                                                             ----------
TECHNOLOGY (1.4%)
ELECTRONICS (0.1%)
Micron Technology, Inc.
  7.00%, 7/1/04 ......................       90,000              96,638
                                                             ----------
OFFICE EQUIPMENT (0.2%)
Dell Computer Corp.
  7.10%, 4/15/28 .....................      155,000             157,049
                                                             ----------
TELECOMMUNICATIONS (1.1%)
AT&T Capital Corp.
  6.60%, 5/15/05 .....................       55,000              52,693

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                               PRINCIPAL         VALUE
                                                AMOUNT         (NOTE 1)
                                             ------------   --------------
AirTouch Communications,
  Inc. 6.65%, 5/1/08 ...............         $   30,000     $    31,876
Colt Telecom Group plc
 8.875%, 11/30/07 ..................   GBP       50,000          30,903
 7.625%, 7/31/08 ...................             75,000          44,442
LCI International, Inc.
  7.25%, 6/15/07 ...................         $   80,000          82,275
Sprint Capital Corp.
 5.70%, 11/15/03 ...................             75,000          75,066
 6.125%, 11/15/08 ..................             20,000          20,445
 6.875%, 11/15/28 ..................             90,000          93,757
TCI Communications, Inc.
 8.65%, 9/15/04 ....................            110,000         126,506
 7.125%, 2/15/28 ...................            110,000         120,353
WorldCom, Inc.
  6.40%, 8/15/05 ...................            100,000         103,932
                                                            -----------
                                                                782,248
                                                            -----------
 TOTAL TECHNOLOGY ..................                          1,035,935
                                                            -----------
TOTAL LONG-TERM DEBT
  SECURITIES: (32.5%)
 (Cost $24,414,640).................                         24,715,875
                                                            -----------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENTS (8.3%)
Merrill Lynch 4.80%, dated
  12/31/98, due 1/4/99, to be
  repurchased at $6,327,373,
  collateralized by $3,970,000
  of U. S. Treasury Bonds,
  10.625% due 8/15/15, valued
  at $6,461,175 (Cost
  $6,324,000).......................          6,324,000       6,324,000
                                                            -----------
TOTAL INVESTMENTS (101.3%)
 (Cost $73,443,161).......... ......                         76,972,936
OTHER ASSETS
 LESS LIABILITIES (-1.3%) ... ......                           (995,751)
                                                            -----------
NET ASSETS (100%) ..................                        $75,977,185
                                                            ===========






----------
*     Non-income producing

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998 these securities amounted to $1,084,866 or 1.43% of net assets.

(SS.)Illiquid security: is not actively traded.

     Glossary:
     ADR--American Depositary Receipt
     TBA--Security is subject to delayed delivery
     DEM--German Mark
     GBP--British Pound

EQ ADVISORS TRUST
EQ/PUTNAM BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)






                                             LOCAL
                                           CONTRACT       COST ON          U.S.$         UNREALIZED
                                            AMOUNT      ORIGINATION       CURRENT       APPRECIATION
                                            (000'S)         DATE           VALUE       (DEPRECIATION)
                                          ----------   -------------   ------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
German Mark, expiring 2/17/99 .........        461        $275,816      $ 277,036        $   1,220
Korean Won, expiring 3/11/99 ..........     78,465          46,385         64,993           18,608
FOREIGN CURRENCY SALE CONTRACTS
German Mark, expiring 2/17/99 .........        899         538,100        540,495           (2,395)
Korean Won, expiring 3/11/99 ..........     78,465          47,058         64,993          (17,935)
                                                                                         ---------
                                                                                         $    (502)
                                                                                         =========

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $64,576,149
U.S. Government securities .............................   39,574,028
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........   31,910,593
U.S. Government securities .............................   29,345,912

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........  $  5,329,299
Aggregate gross unrealized depreciation ..........    (1,956,220)
                                                    ------------
Net unrealized appreciation ......................  $  3,373,079
                                                    ============
Federal income tax cost of investments ...........  $ 73,599,319
                                                    ============

At December 31, 1998 the Portfolio had loaned securities with a total value of $7,502,455, which was secured by collateral valued at $7,601,915 of which $2,688,640 was in the form of U.S. Government securities.




















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
COMMON STOCKS:
BASIC MATERIALS (3.0%)
CHEMICALS (1.9%)
E.I. Du Pont de Nemours & Co.                                               98,806               $  5,242,893
Eastman Chemical Co. ...................................................    51,151                  2,289,007
Witco Corp. ............................................................    80,325                  1,280,180
                                                                                                 ------------
                                                                                                    8,812,080
                                                                                                 ------------
PAPER (1.1%)
Boise Cascade Corp. ....................................................   111,890                  3,468,590
Kimberly Clark Corp. ...................................................    32,485                  1,770,433
                                                                                                 ------------
                                                                                                    5,239,023
                                                                                                 ------------
 TOTAL BASIC MATERIALS .................................................                           14,051,103
                                                                                                 ------------
BUSINESS SERVICES (3.2%)
ENVIRONMENTAL CONTROL (0.6%)
Waste Management, Inc. .................................................    56,630                  2,640,374
                                                                                                 ------------
PRINTING, PUBLISHING, BROADCASTING (2.3%)
McGraw Hill Cos., Inc. .................................................    24,843                  2,530,881
MediaOne Group, Inc.* ..................................................    90,160                  4,237,520
Times Mirror Co., Class A ..............................................    65,975                  3,694,600
                                                                                                 ------------
                                                                                                   10,463,001
                                                                                                 ------------
PROFESSIONAL SERVICES (0.3%)
NCR Corp.* .............................................................     3,400                    141,950
Pitney Bowes, Inc. .....................................................    21,670                  1,431,574
                                                                                                 ------------
                                                                                                    1,573,524
                                                                                                 ------------
 TOTAL BUSINESS SERVICES ...............................................                           14,676,899
                                                                                                 ------------
CAPITAL GOODS (4.0%)
AEROSPACE (0.7%)
Raytheon Co., Class A ..................................................    50,555                  2,613,062
Raytheon Co., Class B ..................................................    15,800                    841,350
                                                                                                 ------------
                                                                                                    3,454,412
                                                                                                 ------------
ELECTRICAL EQUIPMENT (2.6%)
Emerson Electric Co. ...................................................    57,595                  3,484,497
General Electric Co. ...................................................    70,100                  7,154,581
Rockwell International Corp. ...........................................    28,730                  1,395,201
                                                                                                 ------------
                                                                                                   12,034,279
                                                                                                 ------------
MACHINERY (0.7%)
Deere & Co. ............................................................    94,620                  3,134,287
                                                                                                 ------------
 TOTAL CAPITAL GOODS ...................................................                           18,622,978
                                                                                                 ------------
CONSUMER CYCLICALS (9.0%)
AIRLINES (0.8%)
Southwest Airlines Co. .................................................   155,540                  3,489,929
                                                                                                 ------------
AUTO RELATED (0.7%)
Dana Corp. .............................................................    23,407                    956,761
Goodyear Tire & Rubber Co. .............................................    46,918                  2,366,427
                                                                                                 ------------
                                                                                                    3,323,188
                                                                                                 ------------
AUTOS & TRUCKS (2.2%)
Ford Motor Co. .........................................................    89,335                  5,242,848
General Motors Corp. ...................................................    69,300                  4,959,281
                                                                                                 ------------
                                                                                                   10,202,129
                                                                                                 ------------
FOOD SERVICES, LODGING (0.7%)
McDonald's Corp. .......................................................    43,430                  3,327,824
                                                                                                 ------------
PHOTO & OPTICAL (0.8%)
Eastman Kodak Co. ......................................................    51,938                  3,739,536
                                                                                                 ------------
RETAIL--GENERAL (3.8%)
Federated Department Stores,
  Inc.* ................................................................    54,100                  2,356,731
Hasbro, Inc. ...........................................................   110,670                  3,997,954



                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
J.C. Penny Co. .........................................................    56,065               $  2,628,047
K-Mart Corp.* ..........................................................   211,540                  3,239,206
Sears Roebuck & Co. ....................................................    79,805                  3,391,712
Toys-R-Us, Inc.* .......................................................   118,065                  1,992,347
                                                                                                 ------------
                                                                                                   17,605,997
                                                                                                 ------------
 TOTAL CONSUMER CYCLICALS ..............................................                           41,688,603
                                                                                                 ------------
CONSUMER NON-CYCLICALS (18.6%)
BEVERAGES (1.9%)
Anheuser-Busch Cos., Inc. ..............................................    71,290                  4,678,406
Whitman Corp. ..........................................................   157,687                  4,001,308
                                                                                                 ------------
                                                                                                    8,679,714
                                                                                                 ------------
CONTAINERS (0.9%)
Owens Illinois, Inc.* ..................................................   140,060                  4,289,338
                                                                                                 ------------
DRUGS (8.3%)
American Home Products Corp. ...........................................   128,510                  7,236,719
Bristol-Myers Squibb Co. ...............................................    55,160                  7,381,098
Johnson & Johnson ......................................................    49,895                  4,184,943
Merck & Co., Inc. ......................................................    60,830                  8,983,831
Pharmacia & Upjohn, Inc. ...............................................   181,154                 10,257,845
                                                                                                 ------------
                                                                                                   38,044,436
                                                                                                 ------------
FOODS (3.0%)
General Mills, Inc. ....................................................    41,755                  3,246,451
H.J. Heinz Co. .........................................................    59,070                  3,344,839
Nabisco Holdings Corp., Class A                                             28,500                  1,182,750
Quaker Oats Co. ........................................................    53,085                  3,158,557
Sara Lee Corp. .........................................................   104,452                  2,944,241
                                                                                                 ------------
                                                                                                   13,876,838
                                                                                                 ------------
HOSPITAL SUPPLIES & SERVICES (1.2%)
Baxter International, Inc. .............................................    87,399                  5,620,848
                                                                                                 ------------
SOAPS & TOILETRIES (1.5%)
Clorox Co. .............................................................    34,495                  4,029,447
Colgate Palmolive Co. ..................................................    30,265                  2,810,862
                                                                                                 ------------
                                                                                                    6,840,309
                                                                                                 ------------
TOBACCO (1.8%)
Philip Morris Cos., Inc. ...............................................   155,710                  8,330,485
                                                                                                 ------------
 TOTAL CONSUMER NON-CYCLICALS                                                                      85,681,968
                                                                                                 ------------
CREDIT SENSITIVE (34.5%)
BANKS (14.0%)
Bank One Corp. .........................................................   119,514                  6,102,684
BankAmerica Corp. ......................................................   149,117                  8,965,660
BankBoston Corp. .......................................................   109,680                  4,270,665
Chase Manhattan Corp. ..................................................    72,360                  4,925,002
Citigroup, Inc. ........................................................   180,855                  8,952,322
First Union Corp. ......................................................    48,225                  2,932,683
Fleet Financial Group, Inc. ............................................    76,990                  3,440,491
J.P. Morgan & Co. ......................................................    48,123                  5,055,923
Mercantile Bancorp, Inc. ...............................................    57,173                  2,637,105
National City Corp. ....................................................    48,535                  3,518,787
PNC Bank Corp. .........................................................    67,626                  3,660,257
Summit Bancorp .........................................................    31,985                  1,397,345
Washington Mutual, Inc. ................................................    86,535                  3,304,555
Wells Fargo Co. ........................................................   130,300                  5,203,856
                                                                                                 ------------
                                                                                                   64,367,335
                                                                                                 ------------
FINANCIAL SERVICES (3.5%)
American Express Co. ...................................................    26,900                  2,750,525
Fannie Mae .............................................................    71,690                  5,305,060
Lehman Brothers Holdings, Inc. .........................................   102,060                  4,497,019
Merrill Lynch & Co. ....................................................    55,135                  3,680,261
                                                                                                 ------------
                                                                                                   16,232,865
                                                                                                 ------------

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                         NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
                                      ------------   ---------------
INSURANCE (4.5%)
Aetna, Inc. .......................    32,355        $  2,543,912
Allstate Corp. ....................    88,390           3,414,064
American General Corp. ............    77,389           6,036,342
Aon Corp. .........................    53,386           2,956,250
CIGNA Corp. .......................    73,313           5,668,011
                                                     ------------
                                                       20,618,579
                                                     ------------
UTILITY--ELECTRIC (4.7%)
Consolidated Edison, Inc. .........    78,290          4,139,584
Dominion Resources, Inc. ..........    73,530          3,437,527
Duke Energy Corp. .................    57,330          3,672,703
Edison International ..............   111,460           3,106,947
Entergy Corp. .....................   124,805           3,884,556
Texas Utilities Co. ...............    75,475           3,523,739
                                                     ------------
                                                       21,765,056
                                                     ------------
UTILITY--GAS (0.3%)
Enron Corp. .......................    20,575           1,174,061
                                                     ------------
UTILITY--TELEPHONE (7.5%)
Ameritech Corp. ...................    39,875           2,527,078
AT&T Corp. ........................   112,983           8,501,971
GTE Corp. .........................    91,450           5,944,250
SBC Communications, Inc. ..........   128,300           6,880,088
Sprint Corp. (Fon Group) ..........    51,587           4,339,756
U.S. WEST, Inc. ...................   101,611           6,566,611
                                                     ------------
                                                       34,759,754
                                                     ------------
 TOTAL CREDIT SENSITIVE ...........                   158,917,650
                                                     ------------
DIVERSIFIED (0.9%)
MISCELLANEOUS (0.9%)
Minnesota Mining &
  Manufacturing Co. ...............    56,000           3,983,000
                                                     ------------
ENERGY (9.9%)
OIL--DOMESTIC (7.3%)
Atlantic Richfield Co. ............    85,892           5,604,453
Chevron Corp. .....................    66,170           5,487,974
Exxon Corp. .......................    92,386           6,755,726
Kerr-McGee Corp. ..................    78,570           3,005,303
Mobil Corp. .......................    52,764           4,597,063
Sonat, Inc. .......................   110,000           2,976,875
Texaco, Inc. ......................    58,710           3,104,291
Tosco Corp. .......................    84,220           2,179,193
                                                     ------------
                                                       33,710,878
                                                     ------------
OIL--INTERNATIONAL (1.4%)
British Petroleum Co. plc (ADR)        44,568           4,233,960
Conoco, Inc., Class A* ............    94,400           1,970,600
                                                     ------------
                                                        6,204,560
                                                     ------------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Halliburton Co. ...................    82,300           2,438,138
                                                     ------------
RAILROADS (0.7%)
Burlington Northern Santa Fe
  Corp. ...........................    95,423           3,220,526
                                                     ------------
 TOTAL ENERGY .....................                    45,574,102
                                                     ------------



                                         NUMBER           VALUE
                                        OF SHARES        (NOTE 1)
                                      ------------   ---------------
TECHNOLOGY (10.3%)
ELECTRONICS (3.2%)
Intel Corp. .......................    51,825        $  6,144,502
Sun Microsystems, Inc.* ...........    15,080           1,291,225
Texas Instruments, Inc. ...........    86,710           7,419,124
                                                     ------------
                                                       14,854,851
                                                     ------------
OFFICE EQUIPMENT (5.2%)
Compaq Computer Corp. .............   144,340           6,053,259
International Business Machines
  Corp. ...........................    47,015           8,686,021
Xerox Corp. .......................    79,347           9,362,946
                                                     ------------
                                                       24,102,226
                                                     ------------
TELECOMMUNICATIONS (1.9%)
Alltel Corp. ......................    55,920           3,344,715
Motorola, Inc. ....................    83,925           5,124,670
                                                     ------------
                                                        8,469,385
                                                     ------------
 TOTAL TECHNOLOGY .................                    47,426,462
                                                     ------------
TOTAL COMMON STOCKS (93.4%)
  (Cost $403,546,784) .............                   430,622,765
                                                     ------------


                                          PRINCIPAL
                                           AMOUNT
                                       --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.7%)
Federal Home Loan Bank
 (Discount Note), 1/14/99 ............  $ 5,000,000       4,987,275
Federal Home Loan Mortgage
  Corporation
 (Discount Note), 2/25/99 ............    3,000,000       2,976,946
                                                          ---------
 TOTAL U.S. GOVERNMENT
   AGENCIES ..........................                    7,964,221
                                                          ---------
REPURCHASE AGREEMENTS (4.3%)
Merrill Lynch 4.80%, dated
  12/31/98, due 1/4/99, to be
  repurchased at $19,607,452
  collateralized by $19,155,000 of
 U.S. Treasury Notes, 5.50%
  due 3/31/03, valued at
  $20,004,904 ........................   19,597,000      19,597,000
                                                         ----------
TOTAL SHORT-TERM DEBT SECURITIES (6.0%)
 (Cost/Amortized Cost
  $27,560,004) .......................                   27,561,221
                                                         ----------
TOTAL INVESTMENTS (99.4%)
  (Cost/Amortized Cost
  $431,106,788) ......................                  458,183,986
OTHER ASSETS
 LESS LIABILITIES (0.6%) .............                    2,560,275
                                                        -----------
NET ASSETS (100%) ....................                 $460,744,261
                                                       ============

----------
*     Non-income producing

  Glossary:
  ADR--American Depositary Receipt

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $471,938,662
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     210,563,970

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $  48,355,338
Aggregate gross unrealized depreciation ..........      (22,103,632)
                                                      -------------
Net unrealized appreciation ......................    $  26,251,706
                                                      =============
Federal income tax cost of investments ...........    $ 431,932,280
                                                      =============

At December 31, 1998 the Portfolio had loaned securities with a total value of $14,185,093, which was secured by cash collateral of $14,127,780.


The value of the collateral was sufficient at the time loan agreements were entered into. As a result of an increase in the market value of the loaned securities on the last business day for the year, the Portfolio was furnished with additional collateral the following business day.




































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
COMMON STOCKS AND RIGHTS:
AUSTRALIA & NEW ZEALAND(1.1%)
AUSTRALIA (1.1%)
Cable & Wireless Optus Ltd.* .......          81,100          $    170,450
Coles Meyer Ltd. ...................          89,600               469,415
News Corp., Ltd. ...................          78,600               519,187
News Corp., Ltd. (ADR) .............          15,900               420,356
                                                              ------------
  TOTAL AUSTRALIA &
     NEW ZEALAND ...................                             1,579,408
                                                              ------------
CANADA (3.8%)
BCE Mobile Communications,
  Inc.* ............................          23,250               627,765
BCE, Inc. ..........................          59,516             2,240,060
Bank of Nova Scotia ................          75,269             1,652,789
Bombardier, Inc., Class B ..........          58,800               841,640
National Bank of Canada ............             305                 4,914
Northern Telecom Ltd. ..............               2                   105
Royal Bank of Canada ...............           2,700               134,473
                                                              ------------
  TOTAL CANADA .....................                             5,501,746
                                                              ------------
JAPAN (9.7%)
Canon, Inc. ........................           9,000               192,601
Chubu Electric Power Co., Inc. .....          17,300               349,526
Eisai Co., Ltd. ....................          13,000               253,434
Fujitsu Ltd. .......................          90,600             1,208,268
Honda Motor Co., Ltd. ..............          15,000               493,132
Kita Kyushu Coca-Cola Bottling .....           1,100                34,506
Mabuchi Motor Co., Ltd. ............           8,600               659,193
Matsushita-Kotobuki Electronics
  Industries Ltd. ..................          26,000               562,162
Mitsumi Electric Co., Ltd. .........          31,300               662,889
Murata Manufacturing Co., Ltd. .....           3,000               124,679
Nikko Securities Co., Ltd. .........         449,000             1,253,301
Nippon Telegraph & Telephone
  Corp. ............................             188             1,452,689
Nippon Television Network
  Corp. ............................           2,180               643,279
Promise Co., Ltd. ..................          10,800               562,729
Ricoh Co., Ltd. ....................          43,000               397,040
Sankyo Co. .........................          58,000             1,269,473
Shin-Etsu Chemical Co. .............           6,000               144,617
Shiseido Co., Ltd. .................          19,000               244,466
Sony Corp. .........................          11,300               824,094
TDK Corp. ..........................           6,000               549,224
Tokyo Electric Power Co. ...........          18,800               464,794
Yamanouchi Pharmaceutical Co.,
  Ltd. .............................          50,000             1,612,760
                                                              ------------
  TOTAL JAPAN ......................                            13,958,856
                                                              ------------
LATIN AMERICA (2.9%)
BRAZIL (0.8%)
CEMIG (ADR) ........................          34,800               662,474
Telecom de Sao Paulo S.A. ..........          91,645                12,492
Telesp Celular S.A.* ...............      37,900,000               279,172
Telesp Celular S.A., Class B* ......         490,000                21,535
Telesp S.A.* .......................       9,000,000               204,842
                                                              ------------
                                                                 1,180,515
                                                              ------------
MEXICO (2.1%)
Coca-Cola Femsa S.A. (ADR) .........          50,300               666,475
Grupo Televisa S.A. (GDR)* .........          19,900               491,281
Telmex, Class L (ADR) ..............          21,732             1,058,077



                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Fomento Economico S.A. .............      273,168             $    741,014
                                                              ------------
                                                                 2,956,847
                                                              ------------
  TOTAL LATIN AMERICA ..............                             4,137,362
                                                              ------------
OTHER EUROPEAN COUNTRIES(47.9%)
FRANCE (13.4%)
Assurances Generales de France                257                   15,348
Banque Nationale de Paris ..........       28,938                2,382,551
Bouygues S.A. ......................        7,552                1,556,471
Credit Commercial de France ........        5,328                  494,719
Elf Acquitaine S.A. ................        7,687                  888,416
France Telecom S.A. ................        6,000                  476,608
Groupe Danone ......................        2,317                  663,244
ISIS ...............................          510                   36,406
Lafarge S.A. .......................       13,913                1,321,729
Michelin, Class B (Registered) .....       23,779                  950,819
STMicroelectronics N.V. (N.Y.
  Shares) ..........................       28,841                2,251,401
Scor ...............................       24,544                1,622,508
Societe Generale Paris .............        8,444                1,367,174
Television Francaise ...............        7,838                1,395,261
Total S.A., Class B ................        7,202                  729,284
Vivendi ............................       12,188                3,161,750
                                                              ------------
                                                                19,313,689
                                                              ------------
GERMANY (6.7%)
Bayerische Motoren Werke
  (BMW) AG (New)* ..................          278                  213,192
Bayerische Motoren Werke
  (BMW) AG .........................          966                  758,193
Deutsche Telekom AG ................       31,500                1,034,878
Hoechst AG .........................       45,600                1,885,292
Mannesmann AG ......................       27,513                3,182,197
Veba AG ............................       18,250                1,080,873
Volkswagen AG ......................       17,780                1,438,190
                                                              ------------
                                                                 9,592,815
                                                              ------------
GREECE (0.6%)
Hellenic Telecommunications
  Organization S.A. (ADR)* .........       12,600                  166,950
Hellenic Telecommunications
  Organization S.A. ................       25,551                  680,131
                                                              ------------
                                                                   847,081
                                                              ------------
IRELAND (3.0%)
Allied Irish Banks plc .............       83,486                1,493,748
Bank of Ireland ....................       91,998                2,045,576
CRH plc ............................       46,401                  800,541
                                                              ------------
                                                                 4,339,865
                                                              ------------
ITALY (2.9%)
Banca Popolare di Brescia ..........       11,500                  280,285
Telecom Italia S.p.A. ..............      426,738                3,638,951
Unione Immobiliare S.p.A* ..........      357,400                  186,319
                                                              ------------
                                                                 4,105,555
                                                              ------------
NETHERLANDS (8.9%)
Akzo Nobel N.V. ....................       51,029                2,323,329
ASM Lithography Holding N.V.........        7,000                  213,500
Benckiser N.V., Class B ............        1,330                   87,113
Equant N.V.* .......................        2,840                  197,598
Gucci Group N.V. ...................        6,064                  294,862
ING Groep N.V. .....................       63,324                3,861,014

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   -----------------
Koninklijke Ahold N.V. ...............     55,045               $ 2,034,253
Koninklijke KPN N.V. .................     25,072                 1,255,002
Koninklijke Philips Electronics
  N.V. ...............................     11,994                   804,752
Laurus N.V. ..........................      9,606                   242,465
TNT Post Group N.V. ..................     21,917                   706,096
Vedior N.V. ..........................     19,113                   376,581
Vendex N.V. ..........................     17,576                   426,788
                                                                -----------
                                                                 12,823,353
                                                                -----------
POLAND (0.1%)
Bank Handlowy (GDS) + (SS.)+ .........      8,571                   109,280
                                                                -----------
PORTUGAL (1.5%)
Cimpor-Cimentos de Portugal
  S.A. ...............................     12,200                   389,617
Electricidade de Portugal S.A. .......     41,879                   922,464
Portugal Telecom S.A. ................     19,348                   887,499
                                                                -----------
                                                                  2,199,580
                                                                -----------
SPAIN (1.2%)
Telefonica S.A. ......................     38,268                 1,699,065
Telefonica S.A. (Rights) (expiring
  1/30/99)* ..........................     38,268                    33,927
                                                                -----------
                                                                  1,732,992
                                                                -----------
SWITZERLAND (9.6%)
Cie Financiere Richemont,
  Class A ............................        804                 1,138,438
Edipresse S.A. (Bearer) ..............      1,104                   317,959
Fischer (Georg) AG (Bearer) ..........      1,619                   548,323
Julius Baer Holding AG (Bearer)               582                 1,937,171
Kuoni Reisen AG (Registered) .........         97                   385,454
Nestle S.A. (Registered) .............      1,291                 2,814,502
Novartis AG (Registered) .............      1,833                 3,608,531
Swisscom AG (Registered)* ............      2,140                   897,193
UBS AG (Registered) ..................      7,127                 2,192,923
                                                                -----------
                                                                 13,840,494
                                                                -----------
  TOTAL OTHER EUROPEAN
     COUNTRIES .......................                           68,904,704
                                                                -----------
SCANDINAVIA (7.8%)
FINLAND (2.5%)
Huhtamaki, Class I ...................     19,973                   759,914
Nokia OYJ, Class A ...................     19,062                 2,317,818
Sampo Insurance Co., plc,
  Class A ............................     15,300                   580,620
                                                                -----------
                                                                  3,658,352
                                                                -----------
SWEDEN (5.3%)
Ericsson LM, Class B .................     57,215                 1,363,987
ForeningsSparbanken AB ...............     20,407                   529,348
Nordbanken Holding AB ................     65,734                   422,217
Pharmacia & Upjohn, Inc. .............     67,066                 3,760,981
S.K.F. AB ............................     19,010                   221,900



                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   -----------------
Sandvik AB, Class B ..................     7,200                $   124,510
Svenska Handelsbanken, Class A            12,243                    517,198
Volvo AB, Class B ....................    26,071                    598,982
                                                                -----------
                                                                  7,539,123
                                                                -----------
  TOTAL SCANDINAVIA ..................                           11,197,475
                                                                -----------
SOUTHEAST ASIA (4.0%)
HONG KONG (0.6%)
China Telecom Ltd. ...................    72,000                    124,534
Hong Kong & China Gas Co.,
  Ltd. ...............................   197,000                    250,470
Hutchison Whampoa Ltd. ...............     4,000                     28,268
Smartone Telecommunications ..........   105,000                    291,394
Smartone Telecommunications*+ (SS.) ..    39,000                    108,232
                                                                -----------
                                                                    802,898
                                                                -----------
KOREA (2.1%)
Korea Electric Power .................    64,906                  1,607,813
Pohang Iron & Steel (ADR) ............    16,600                    280,125
Samsung Electronics Co. ..............    16,390                  1,099,479
                                                                -----------
                                                                  2,987,417
                                                                -----------
SINGAPORE (1.3%)
Overseas-Chinese Banking Corp.
  (Foreign) ..........................   191,000                  1,296,485
United Overseas Bank Ltd.
  (Foreign) ..........................   102,000                    655,273
                                                                -----------
                                                                  1,951,758
                                                                -----------
  TOTAL SOUTHEAST ASIA ...............                            5,742,073
                                                                -----------
UNITED KINGDOM (14.9%)
Allied Zurich plc* ...................   160,384                  2,392,337
Avis Europe plc ......................    52,249                    218,204
Bass plc .............................    77,790                  1,132,512
British Airways plc ..................   144,768                    976,128
Cable & Wireless plc .................   178,262                  2,191,867
Dixons Group plc .....................    93,953                  1,321,707
EMI Group plc ........................    90,337                    604,231
Granada Group plc ....................   110,379                  1,951,311
Marks & Spencer plc ..................   137,000                    939,707
National Westminster Bank plc ........    87,621                  1,689,673
Orange plc* ..........................   108,155                  1,256,968
Scottish Power plc ...................     1,400                     14,384
Securicor plc ........................   252,803                  2,119,941
Siebe plc ............................   392,671                  1,548,418
SmithKline Beecham plc ...............    89,400                  1,249,476
Smiths Industries plc ................    75,097                  1,071,440
Vodafone Group plc ...................    42,489                    689,981
                                                                -----------
  TOTAL UNITED KINGDOM ...............                           21,368,285
                                                                -----------
TOTAL COMMON STOCKS (92.1%)                                     132,389,909
  (Cost $115,305,768).................

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
                                         -------------   ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES(4.2%)
Federal Home Loan Bank
 (Discount Note), 1/22/99 ............    $3,000,000      $  2,992,365
Federal Home Loan Mortgage
  Corporation
 (Discount Note), 1/22/99 ............     3,000,000         2,992,365
                                                          ------------
                                                             5,984,730
                                                          ------------
REPURCHASE AGREEMENT (3.3%)
Merrill Lynch 4.80%,
  dated 12/31/98, due 1/4/99, to
  be repurchased at $4,755,534,
  collateralized by $4,265,000 of
  U. S. Treasury Bonds, 6.25%
  due 8/15/23, valued at
  $4,868,764..........................     4,753,000         4,753,000
                                                          ------------
TOTAL SHORT-TERM DEBT SECURITIES (7.5%)
  (Cost/Amortized $10,735,815)........                      10,737,730
                                                          ------------
TOTAL INVESTMENTS (99.6%)
  (Cost/Amortized Cost
  $126,041,583) ......................                     143,127,639
OTHER ASSETS
  LESS LIABILITIES (0.4%) ............                         593,091
                                                          ------------
NET ASSETS (100%) ....................                    $143,720,730
                                                          ============


MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks
Basic Materials .........................                   3.7%
Business Services .......................                   3.5
Capital Goods ...........................                   9.3
Consumer Cyclicals ......................                  10.0
Consumer Non-Cyclicals ..................                  16.8
Credit Sensitive
  Banks .................................       14.2
  Financial Services ....................        6.4
  Insurance .............................        1.7
  Real Estate ...........................        0.1
  Utility--Electric .....................        3.0
  Utility--Gas ..........................        0.2
  Utility--Telephone ....................        6.3
                                                ----
Total Credit Sensitive ..................                  31.9
Diversified .............................                   4.8
Energy ..................................                   2.1
Technology ..............................                  17.9
                                                          -----
                                                          100.0%
                                                          =====



----------
*     Non-income producing
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998 these securities amounted to $217,512 or 0.15% of net assets.
(SS.) Illiquid security: is not actively traded.
  Glossary:
  ADR--American Depositary Receipt
  GDR--Global Depositary Receipt
  GDS--Global Depositary Share

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)




                                                      LOCAL
                                                    CONTRACT       COST ON          U.S.$          UNREALIZED
                                                     AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                                     (000'S)         DATE           VALUE        (DEPRECIATION)
                                                   ----------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/6/99-3/22/99 .........      3,122      $5,268,436      $5,182,113       $  (86,323)
French Franc, expiring 1/29/99 .................        717         128,185         128,450              265
Japanese Yen, expiring 1/4/99-3/15/99 ..........    604,377       5,294,301       5,408,277          113,976
FOREIGN CURRENCY SALE CONTRACTS
British Pound, expiring 3/22/99 ................      3,043       5,083,332       5,051,377           31,955
Irish Punt, expiring 1/4/99 ....................        709       1,054,653       1,055,006             (354)
Japanese Yen, expiring 3/15/99 .................    593,540       4,537,768       5,312,186         (774,418)
                                                                                                  ----------
                                                                                                  $ (714,899)
                                                                                                  ==========

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $151,267,967
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      83,552,356

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $ 19,108,802
Aggregate gross unrealized depreciation .........       (3,194,948)
                                                      ------------
Net unrealized appreciation .....................     $ 15,913,854
                                                      ============
Federal income tax cost of investments ..........     $127,213,784
                                                      ============

At December 31, 1998 the Portfolio had loaned securities with a total value of $3,441,370, which was secured by cash collateral of $3,629,840.

The Portfolio has a net capital loss carryforward of $1,651,370 which expires in the year 2006.






















                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
COMMON STOCKS:
BUSINESS SERVICES (8.5%)
ENVIRONMENTAL CONTROL (1.0%)
Waste Management, Inc. ..............   39,400                $  1,837,025
                                                              ------------
PRINTING, PUBLISHING,
  BROADCASTING (4.1%)
Time Warner, Inc. ...................   73,900                   4,586,419
Viacom, Inc., Class B* ..............   33,900                   2,508,600
                                                              ------------
                                                                 7,095,019
                                                              ------------
PROFESSIONAL SERVICES (3.4%)
Compuware Corp.* ....................   17,800                   1,390,625
Interpublic Group, Inc. .............   30,600                   2,440,350
Pitney Bowes, Inc. ..................   22,300                   1,473,194
Quintiles Transnational Corp.* ......   13,300                     709,887
                                                              ------------
                                                                 6,014,056
                                                              ------------
  TOTAL BUSINESS SERVICES ...........                           14,946,100
                                                              ------------
CAPITAL GOODS (4.3%)
AEROSPACE (0.9%)
United Technologies Corp. ...........   15,200                   1,653,000
                                                              ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.5%)
Masco Corp. .........................   29,300                     842,375
                                                              ------------
ELECTRICAL EQUIPMENT (2.9%)
General Electric Co. ................   42,800                   4,368,275
General Instrument Corp.* ...........   20,100                     682,144
                                                              ------------
                                                                 5,050,419
                                                              ------------
  TOTAL CAPITAL GOODS ...............                            7,545,794
                                                              ------------
CONSUMER CYCLICALS (15.4%)
APPAREL & TEXTILES (0.5%)
GAP, Inc. ...........................   16,600                     933,750
                                                              ------------
FOOD SERVICES, LODGING (0.6%)
Tricon Global Restaurants, Inc.*.....   20,700                   1,037,588
                                                              ------------
LEISURE RELATED (1.3%)
Carnival Corp., Class A .............   46,300                   2,222,400
                                                              ------------
RETAIL--GENERAL (13.0%)
Costco Co., Inc.* ...................   43,400                   3,132,937
CVS Corp. ...........................   75,100                   4,130,500
Estee Lauder Cos., Class A ..........   18,500                   1,581,750
Home Depot, Inc. ....................   52,400                   3,206,225
TJX Cos., Inc. ......................   78,900                   2,288,100
Wal-Mart Stores, Inc. ...............   67,500                   5,497,031
Walgreen Co. ........................   48,600                   2,846,138
                                                              ------------
                                                                22,682,681
                                                              ------------
  TOTAL CONSUMER CYCLICALS ..........                           26,876,419
                                                              ------------
CONSUMER NON-CYCLICALS (18.9%)
DRUGS (11.9%)
Bristol-Myers Squibb Co. ............   27,900                   3,733,369
Cardinal Health, Inc. ...............   19,850                   1,506,119
Eli Lilly & Co. .....................   32,700                   2,906,212
McKesson Corp. ......................    8,900                     703,656
Pfizer, Inc. ........................   28,100                   3,524,794
Schering-Plough Corp. ...............   77,100                   4,259,775
Warner Lambert Co. ..................   54,400                   4,090,200
                                                              ------------
                                                                20,724,125
                                                              ------------



                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
FOODS (1.2%)
Quaker Oats Co. .....................   16,500                $    981,750
Sara Lee Corp. ......................   40,300                   1,135,956
                                                              ------------
                                                                 2,117,706
                                                              ------------
HOSPITAL SUPPLIES & SERVICES (1.2%)
Centocor, Inc.* .....................   16,300                     735,538
IMS Health, Inc. ....................   18,700                   1,410,681
                                                              ------------
                                                                 2,146,219
                                                              ------------
RETAIL--FOOD (2.2%)
Kroger Co.* .........................   13,400                     810,700
Safeway, Inc.* ......................   50,700                   3,089,531
                                                              ------------
                                                                 3,900,231
                                                              ------------
SOAPS & TOILETRIES (1.6%)
Clorox Co. ..........................    9,100                   1,062,994
Colgate Palmolive Co. ...............   18,600                   1,727,475
                                                              ------------
                                                                 2,790,469
                                                              ------------
TOBACCO (0.8%)
Philip Morris Cos., Inc. ............   25,900                   1,385,650
                                                              ------------
  TOTAL CONSUMER NON-CYCLICALS.......                           33,064,400
                                                              ------------
CREDIT SENSITIVE (21.1%)
BANKS (5.8%)
BankAmerica Corp. ...................                                    6
Charter One Financial, Inc. .........    7,500                     208,125
Comerica, Inc. ......................   23,950                   1,633,091
Fifth Third Bancorp .................   18,700                   1,333,544
Firstar Corp. .......................   23,860                   2,224,945
MBNA Corp. ..........................   72,850                   1,816,697
Wells Fargo Co. .....................   74,600                   2,979,336
                                                              ------------
                                                                10,195,744
                                                              ------------
FINANCIAL SERVICES (6.4%)
American Express Co. ................    9,100                     930,475
Associates First Capital Corp.,
  Class A ...........................   20,100                     851,737
Federal Home Loan Mortgage
  Corp. .............................   60,800                   3,917,800
Merrill Lynch & Co. .................   11,800                     787,650
Providian Financial Corp. ...........   16,450                   1,233,750
SunAmerica, Inc. ....................   42,800                   3,472,150
                                                              ------------
                                                                11,193,562
                                                              ------------
INSURANCE (2.2%)
American General Corp. ..............   14,700                   1,146,600
American International Group,
  Inc. ..............................   28,550                   2,758,644
                                                              ------------
                                                                 3,905,244
                                                              ------------
UTILITY--ELECTRIC (0.9%)
Peco Energy Co. .....................   36,500                   1,519,312
                                                              ------------
UTILITY--TELEPHONE (5.8%)
MCI WorldCom, Inc.* .................   60,600                   4,348,050
SBC Communications, Inc. ............   53,000                   2,842,125
Sprint Corp. (Fon Group) ............   34,600                   2,910,725
                                                              ------------
                                                                10,100,900
                                                              ------------
 TOTAL CREDIT SENSITIVE .............                           36,914,762
                                                              ------------

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                         NUMBER          VALUE
                                       OF SHARES       (NOTE 1)
                                      -----------   --------------
DIVERSIFIED (3.2%)
MISCELLANEOUS (3.2%)
Tyco International Ltd. ...........   74,900        $ 5,650,269
                                                    -----------
ENERGY (1.7%)
OIL--DOMESTIC (1.7%)
Exxon Corp. .......................   41,800          3,056,625
                                                    -----------
TECHNOLOGY (23.7%)
ELECTRONICS (9.2%)
3Com Corp.* .......................   15,000            672,188
BMC Software, Inc.* ...............   33,200          1,479,475
HBO & Co. .........................   75,100          2,154,431
Intel Corp. .......................   32,200          3,817,712
Micron Technology, Inc.* ..........   16,700            844,394
Microsoft Corp.* ..................   43,500          6,032,906
Sun Microsystems, Inc.* ...........   12,900          1,104,563
                                                    -----------
                                                     16,105,669
                                                    -----------
OFFICE EQUIPMENT (6.1%)
Cisco Systems, Inc.* ..............   20,000          1,856,250
Dell Computer Corp.* ..............   20,700          1,514,981
EMC Corp.* ........................   33,000          2,805,000
International Business Machines
  Corp. ...........................   24,100          4,452,475
                                                    -----------
                                                     10,628,706
                                                    -----------
OFFICE EQUIPMENT SERVICES (2.4%)
America On-Line, Inc.* ............    6,400          1,024,000
Ascend Communications, Inc.* ......   24,300          1,597,725
Computer Sciences Corp. ...........   23,400          1,507,838
                                                    -----------
                                                      4,129,563
                                                    -----------
TELECOMMUNICATIONS (6.0%)
AirTouch Communications, Inc.*.....   16,800          1,211,700
Lucent Technologies, Inc. .........   47,700          5,247,000
Tele-Communications TCI
  Ventures Group, Class A* ........   71,500          1,684,719
Telecommunications, Inc.,
  Class A* ........................   43,000          2,378,437
                                                    -----------
                                                     10,521,856
                                                    -----------
  TOTAL TECHNOLOGY ................                  41,385,794
                                                    -----------
TOTAL COMMON STOCKS (96.8%)
  (Cost $131,953,021) .............                 169,440,163
                                                    -----------



                                          PRINCIPAL          VALUE
                                           AMOUNT           (NOTE 1)
                                       --------------   ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.9%)
Federal Home Loan Mortgage
  Corporation
  (Discount Note), 1/22/99 .........   $ 1,600,000       $  1,595,928
                                                         ------------
REPURCHASE AGREEMENT (5.5%)
  Merrill Lynch
     4.80%, dated 12/31/98, due
     1/4/99, to be repurchased at
     $9,670,149 collateralized by
     $9,445,000 of U.S. Treasury
     Notes, 6.875% due 3/31/00,
     valued at $9,803,923...........     9,665,000          9,665,000
                                                         ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.4%)
  (Cost/Amortized Cost
     $11,260,296) ..................                       11,260,928
                                                         ------------
TOTAL INVESTMENTS (103.2%)
  (Cost/Amortized Cost
  $143,213,317) ....................                      180,701,091
OTHER ASSETS
  LESS LIABILITIES (-3.2%) .........                       (5,686,116)
                                                         ------------
NET ASSETS (100%) ..................                     $175,014,975
                                                         ============

---------------------
*     Non-income producing

EQ ADVISORS TRUST
EQ/PUTNAM INVESTORS GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $156,331,329
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      55,881,974

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $ 37,518,775
Aggregate gross unrealized depreciation .........         (103,033)
                                                      ------------
Net unrealized appreciation .....................     $ 37,415,742
                                                      ============
Federal income tax cost of investments ..........     $143,285,349
                                                      ============

At December 31, 1998 the Portfolio had loaned securities with a total value of $4,380,435, which was secured by cash collateral of $4,435,973.

The Portfolio has a net capital loss carryforward of $4,282,990 which expires in the year 2006.





































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                              NUMBER            VALUE
                                                                            OF SHARES         (NOTE 1)
                                                                           -----------   ------------------
COMMON STOCKS:
BASIC MATERIALS (10.6%)
CHEMICALS (4.5%)
Dow Chemical Co. .......................................................    31,500       $  2,864,531
E.I. Du Pont de Nemours & Co.                                               38,500          2,042,906
Great Lakes Chemical Corp. .............................................    39,100          1,564,000
Hercules, Inc. .........................................................    65,500          1,793,062
Imperial Chemical Industries plc
  (ADR) ................................................................    21,600            754,650
Nalco Chemical Co. .....................................................    41,100          1,274,100
Witco Corp. ............................................................    48,100            766,594
                                                                                         ------------
                                                                                           11,059,843
                                                                                         ------------
CHEMICALS--SPECIALTY (1.3%)
International Flavors &
  Fragrances, Inc. .....................................................    57,200          2,527,525
Lubrizol Corp. .........................................................    24,100            619,069
                                                                                         ------------
                                                                                            3,146,594
                                                                                         ------------
METALS & MINING (1.5%)
Inco Ltd. ..............................................................    56,500            596,781
Newmont Mining Corp. ...................................................    47,300            854,356
Phelps Dodge Corp. .....................................................    22,800          1,159,950
Reynolds Metals Co. ....................................................    17,700            932,569
                                                                                         ------------
                                                                                            3,543,656
                                                                                         ------------
PAPER (3.1%)
Consolidated Papers, Inc. ..............................................    44,400          1,221,000
International Paper Co. ................................................    25,900          1,160,644
Kimberly-Clark Corp. ...................................................    50,900          2,774,050
Union Camp Corp. .......................................................    34,700          2,342,250
                                                                                         ------------
                                                                                            7,497,944
                                                                                         ------------
STEEL (0.2%)
USX-U.S. Steel Group, Inc. .............................................    25,800            593,400
                                                                                         ------------
 TOTAL BASIC MATERIALS .................................................                   25,841,437
                                                                                         ------------
BUSINESS SERVICES (4.0%)
ENVIRONMENTAL CONTROL (1.2%)
Browning-Ferris Industries, Inc. .......................................    47,000          1,336,563
Waste Management, Inc. .................................................    36,535          1,703,444
                                                                                         ------------
                                                                                            3,040,007
                                                                                         ------------
PRINTING, PUBLISHING, BROADCASTING (2.3%)
Donnelley (R.R.) & Sons Co. ............................................    32,300          1,415,144
Dow Jones & Co., Inc. ..................................................    23,500          1,130,937
Knight Ridder, Inc. ....................................................    40,200          2,055,225
Readers Digest Association, Inc.,
  Class A (Non Voting) .................................................    36,300            914,306
                                                                                         ------------
                                                                                            5,515,612
                                                                                         ------------
TRUCKING, SHIPPING (0.5%)
Alexander & Baldwin, Inc. ..............................................    21,100            490,575
GATX Corp. .............................................................    17,600            666,600
                                                                                         ------------
                                                                                            1,157,175
                                                                                         ------------
 TOTAL BUSINESS SERVICES ...............................................                    9,712,794
                                                                                         ------------
CAPITAL GOODS (7.3%)
AEROSPACE (1.0%)
Allied Signal, Inc. ....................................................    32,500          1,440,156
Boeing Co. .............................................................    34,500          1,125,563
                                                                                         ------------
                                                                                            2,565,719
                                                                                         ------------



                                                                              NUMBER            VALUE
                                                                            OF SHARES         (NOTE 1)
                                                                           -----------   ------------------
BUILDING MATERIALS & FOREST
  PRODUCTS (2.1%)
Armstrong World Industries, Inc.                                            31,700       $  1,911,906
Georgia-Pacific Corp. ..................................................    19,400          1,136,112
PPG Industries, Inc. ...................................................    26,800          1,561,100
The Stanley Works ......................................................    16,300            452,325
                                                                                         ------------
                                                                                            5,061,443
                                                                                         ------------
ELECTRICAL EQUIPMENT (2.8%)
AMP, Inc. ..............................................................    40,449          2,105,876
Cooper Industries, Inc. ................................................    21,600          1,030,050
General Electric Co. ...................................................    27,100          2,765,894
Hubbell, Inc., Class B .................................................    24,900            946,200
                                                                                         ------------
                                                                                            6,848,020
                                                                                         ------------
MACHINERY (1.4%)
Deere & Co. ............................................................    13,000            430,625
Pall Corp. .............................................................    63,200          1,599,750
Tomkins plc ............................................................   300,500          1,417,453
                                                                                         ------------
                                                                                            3,447,828
                                                                                         ------------
 TOTAL CAPITAL GOODS ...................................................                   17,923,010
                                                                                         ------------
CONSUMER CYCLICALS (6.2%)
AUTO RELATED (1.6%)
Eaton Corp. ............................................................     3,000            212,063
Genuine Parts Co. ......................................................    57,000          1,905,937
TRW Inc. ...............................................................    31,000          1,741,813
                                                                                         ------------
                                                                                            3,859,813
                                                                                         ------------
AUTOS & TRUCKS (0.8%)
General Motors Corp. ...................................................    28,000          2,003,750
                                                                                         ------------
FOOD SERVICES, LODGING (0.3%)
Hilton Hotels Corp. ....................................................    41,200            787,950
                                                                                         ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.6%)
Whirlpool Corp. ........................................................    26,000          1,439,750
                                                                                         ------------
PHOTO & OPTICAL (1.5%)
Bausch & Lomb, Inc. ....................................................    24,200          1,452,000
Eastman Kodak Co. ......................................................    29,200          2,102,400
                                                                                         ------------
                                                                                            3,554,400
                                                                                         ------------
RETAIL--GENERAL (1.4%)
J.C. Penny Co. .........................................................    29,300          1,373,437
May Department Stores Co. ..............................................    18,100          1,092,788
Toys-R-Us, Inc.* .......................................................    53,600            904,500
                                                                                         ------------
                                                                                            3,370,725
                                                                                         ------------
 TOTAL CONSUMER CYCLICALS ..............................................                   15,016,388
                                                                                         ------------
CONSUMER NON-CYCLICALS (13.5%)
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc. ..............................................    51,600          3,386,250
Brown-Forman Corp., Class B ............................................    22,900          1,733,244
                                                                                         ------------
                                                                                            5,119,494
                                                                                         ------------
CONTAINERS (0.2%)
Tupperware Corp. .......................................................    28,500            468,469
                                                                                         ------------
DRUGS (3.5%)
Abbott Laboratories ....................................................    19,300            945,700
American Home Products Corp. ...........................................    72,700          4,093,919
Pharmacia & Upjohn, Inc. ...............................................    62,300          3,527,737
                                                                                         ------------
                                                                                            8,567,356
                                                                                         ------------

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                    NUMBER                 VALUE
                                                                                   OF SHARES             (NOTE 1)
                                                                             --------------------   ------------------
FOODS (4.3%)
General Mills, Inc. ......................................................     44,500               $  3,459,875
H.J. Heinz Co. ...........................................................     30,000                  1,698,750
Kellogg Co. ..............................................................     46,400                  1,583,400
McCormick & Co., Inc. (Non
  Voting) ................................................................     51,600                  1,744,725
Quaker Oats Co. ..........................................................     33,700                  2,005,150
                                                                                                    ------------
                                                                                                      10,491,900
                                                                                                    ------------
HOSPITAL SUPPLIES & SERVICES (0.3%)
Smith & Nephew plc .......................................................   280,900                     873,986
                                                                                                    ------------
TOBACCO (3.1%)
Philip Morris Cos., Inc. .................................................    67,100                   3,589,850
RJR Nabisco Holdings Corp. ...............................................    50,600                   1,502,188
UST, Inc. ................................................................    68,900                   2,402,887
                                                                                                    ------------
                                                                                                       7,494,925
                                                                                                    ------------
 TOTAL CONSUMER NON-CYCLICALS                                                                         33,016,130
                                                                                                    ------------
CREDIT SENSITIVE (34.3%)
BANKS (9.5%)
Bank One Corp. ...........................................................    36,050                   1,840,803
BankAmerica Corp. ........................................................    16,100                     968,013
BankBoston Corp. .........................................................    27,700                   1,078,569
Chase Manhattan Corp. ....................................................    24,200                   1,647,113
Citigroup, Inc. ..........................................................    46,000                   2,277,000
First Union Corp. ........................................................    30,660                   1,864,511
Fleet Financial Group, Inc. ..............................................    45,900                   2,051,156
J.P. Morgan & Co. ........................................................    20,800                   2,185,300
Mellon Bank Corp. ........................................................    62,100                   4,269,375
Mercantile Bankshares Corp. ..............................................    31,050                   1,195,425
National City Corp. ......................................................    18,500                   1,341,250
PNC Bank Corp. ...........................................................    16,300                     882,238
Wells Fargo Co. ..........................................................    42,200                   1,685,362
                                                                                                    ------------
                                                                                                      23,286,115
                                                                                                    ------------
FINANCIAL SERVICES (2.8%)
Dun & Bradstreet Corp. ...................................................    35,900                   1,133,094
Fannie Mae ...............................................................    38,900                   2,878,600
H&R Block, Inc. ..........................................................    34,500                   1,552,500
Transamerica Corp. .......................................................    11,600                   1,339,800
                                                                                                    ------------
                                                                                                       6,903,994
                                                                                                    ------------
INSURANCE (4.1%)
American General Corp. ...................................................    32,000                   2,496,000
Chubb Corp. ..............................................................     4,200                     272,475
EXEL Ltd., Class A .......................................................    21,300                   1,597,500
Lincoln National Corp. ...................................................    14,200                   1,161,738
Safeco Corp. .............................................................    49,100                   2,108,231
St. Paul Cos. ............................................................    69,966                   2,431,318
                                                                                                    ------------
                                                                                                      10,067,262
                                                                                                    ------------
REAL ESTATE (2.4%)
Archstone Communities Trust ..............................................    24,000                     486,000
Cresent Real Estate Equities Co.                                              45,000                   1,035,000
Rouse Co. ................................................................    10,400                     286,000
Simon Property Group, Inc. ...............................................    60,100                   1,712,850
Starwood Hotels & Resorts ................................................    73,297                   1,662,926
Weingarten Realty Investors ..............................................    11,500                     513,187
                                                                                                    ------------
                                                                                                       5,695,963
                                                                                                    ------------



                                                                                    NUMBER                 VALUE
                                                                                   OF SHARES             (NOTE 1)
                                                                             --------------------   ------------------
UTILITY--ELECTRIC (6.5%)
Baltimore Gas & Electric Co. .............................................    16,300                $    503,263
Central & South West Corp. ...............................................    23,500                     644,781
Dominion Resources, Inc. .................................................    16,600                     776,050
DQE, Inc. ................................................................    30,600                   1,344,488
Duke Energy Corp. ........................................................    26,300                   1,684,844
Entergy Corp. ............................................................    27,800                     865,275
FirstEnergy Corp. ........................................................    55,270                   1,799,729
GPU, Inc. ................................................................    12,900                     570,019
Houston Industries, Inc. .................................................    44,900                   1,442,412
Pacificorp ...............................................................    53,600                   1,128,950
Peco Energy Co. ..........................................................    15,600                     649,350
Southern Co. .............................................................    62,400                   1,813,500
TECO Energy, Inc. ........................................................    33,500                     944,281
Unicom Corp. .............................................................    44,000                   1,696,750
                                                                                                    ------------
                                                                                                      15,863,692
                                                                                                    ------------
UTILITY--TELEPHONE (9.0%)
Alltel Corp. .............................................................    74,800                   4,473,975
AT&T Corp. ...............................................................    34,400                   2,588,600
Bell Atlantic Corp. ......................................................    43,100                   2,284,300
Bellsouth Corp. ..........................................................    21,800                   1,087,275
GTE Corp. ................................................................    49,100                   3,191,500
SBC Communications, Inc. .................................................   107,581                   5,769,031
Telebras S.A. (ADR) (Block)* .............................................    14,800                   1,075,775
U.S. WEST, Inc. ..........................................................    23,800                   1,538,075
                                                                                                    ------------
                                                                                                      22,008,531
                                                                                                    ------------
 TOTAL CREDIT SENSITIVE ..................................................                            83,825,557
                                                                                                    ------------
DIVERSIFIED (2.8%)
MISCELLANEOUS (2.8%)
Corning, Inc. ............................................................    22,300                   1,003,500
Fortune Brands, Inc. .....................................................    42,800                   1,353,550
Minnesota Mining &
  Manufacturing Co. ......................................................    33,300                   2,368,462
Olin Corp. ...............................................................    35,500                   1,005,094
Tyco International Ltd. ..................................................    16,048                   1,210,621
                                                                                                    ------------
 TOTAL DIVERSIFIED .......................................................                             6,941,227
                                                                                                    ------------
ENERGY (15.0%)
OIL--DOMESTIC (9.5%)
Amoco Corp. ..............................................................    61,700                   3,725,137
Atlantic Richfield Co. ...................................................    41,200                   2,688,300
Chevron Corp. ............................................................    33,100                   2,745,231
Exxon Corp. ..............................................................    53,400                   3,904,875
Mobil Corp. ..............................................................    33,300                   2,901,262
Occidental Petroleum Corp. ...............................................    39,300                     663,188
Phillips Petroleum Co. ...................................................    21,600                     920,700
Texaco, Inc. .............................................................    47,000                   2,485,125
Unocal Corp. .............................................................    70,600                   2,060,638
USX-Marathon Group, Inc. .................................................    37,900                   1,141,738
                                                                                                    ------------
                                                                                                      23,236,194
                                                                                                    ------------
OIL--INTERNATIONAL (2.1%)
Amerada Hess Corp. .......................................................    36,600                   1,820,850
British Petroleum Co. plc (ADR)                                               12,400                   1,178,000
Royal Dutch Petroleum Co. (NY
  Shares) ................................................................    43,700                   2,092,137
                                                                                                    ------------
                                                                                                       5,090,987
                                                                                                    ------------

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998

                                      NUMBER          VALUE
                                    OF SHARES        (NOTE 1)
                                   -----------   ---------------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Baker Hughes, Inc. .............     75,000       $  1,326,563
                                                  ------------
RAILROADS (2.9%)
Burlington Northern Santa Fe
  Corp. ........................     41,900          1,414,125
Norfolk Southern Corp. .........     91,800          2,908,912
Union Pacific Corp. ............     58,300          2,627,144
                                                  ------------
                                                     6,950,181
                                                  ------------
 TOTAL ENERGY ..................                    36,603,925
                                                  ------------
TECHNOLOGY (1.4%)
OFFICE EQUIPMENT (0.8%)
Hewlett Packard Co. ............     28,600          1,953,738
                                                  ------------
TELECOMMUNICATIONS (0.6%)
BCE, Inc. ......................     34,300          1,301,256
Frontier Corp. .................      6,800            231,200
                                                  ------------
                                                     1,532,456
                                                  ------------
 TOTAL TECHNOLOGY ..............                     3,486,194
                                                  ------------
TOTAL COMMON STOCKS (95.1%)
  (Cost $222,057,692) ..........                   232,366,662
                                                  ------------

                                                 PRINCIPAL         VALUE
                                                  AMOUNT          (NOTE 1)
                                               ------------   ---------------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (0.3%)
Societe Generale New York
  5.73%, 1/8/99 ............................    $  750,000     $    749,978
                                                               ------------
COMMERCIAL PAPER (4.6%)
Bayerische Enterprises 6.15%,
  1/4/99 ...................................     5,000,000        4,997,437
Ciesco LP 5.20%, 2/5/99 ....................       710,000          706,411
Equilon Enterprises LLC 5.80%,
  1/14/99 ..................................       740,000          738,451
International Lease Finance
  Corp. 5.04%, 2/22/99 .....................     1,130,000        1,121,774
National Australia Funding
  5.32%, 1/8/99 ............................     1,250,000        1,248,707
Repeat Offering Securitization
  Entity, Inc. 5.04%, 1/8/99+ (SS.) ........     1,020,000        1,018,929
Statoil 5.15%, 1/21/99+ (SS.) ..............     1,564,000        1,559,524
                                                               ------------
                                                                 11,391,233
                                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (4.9%)
(Amortized Cost $12,141,211) ...............                     12,141,211
                                                               ------------
TOTAL INVESTMENTS (100%)
  (Cost/Amortized Cost
  $234,198,903) ............................                    244,507,873
OTHER ASSETS
  LESS LIABILITIES (0.0%) ..................                        (91,855)
                                                               ------------
NET ASSETS (100%) ..........................                   $244,416,018
                                                               ============

----------
*     Non-income producing

+ Securities except from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31,1998 these securities amounted to $2,578,453 or 1.05% of net assets

(SS.) Illiquid security: is not actively traded
  Glossary:
  ADR--American Depositary Receipt
  Block-Shares represent each of the 12 holding companies that were formed following the September 21, 1998 break-up of Telebras S.A.

EQ ADVISORS TRUST
T. ROWE PRICE EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:




COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $  160,979,891
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........        28,506,026

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........    $  25,159,635
Aggregate gross unrealized depreciation .........      (14,870,559)
                                                     -------------
Net unrealized appreciation .....................    $  10,289,076
                                                     =============
Federal income tax cost of investments ..........    $ 234,218,797
                                                     =============

At December 31, 1998 the Portfolio had loaned securities with a total value of $2,619,876, which was secured by cash collateral of $2,553,824.


The value of the collateral was sufficient at the time loan agreements were entered into. As a result of an increase in the market value of the loaned securities on the last business day for the year, the Portfolio was furnished with additional collateral the following business day.


For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $3,544 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp., an affiliated broker/dealer.

































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
COMMON STOCKS, RIGHTS AND WARRANTS:
AUSTRALIA & NEW ZEALAND (2.2%)
AUSTRALIA (2.0%)
Australian Gas & Light Co., Ltd.               23,810         $    171,486
Brambles Industries Ltd. ............           8,000              194,854
Colonial Ltd. .......................          73,676              252,811
Commonwealth Bank of
  Australia .........................          22,597              320,721
Goodman Fielder Ltd. ................         114,000              115,258
John Fairfax Holdings Ltd. ..........          60,000              123,162
Lend Lease Corp. ....................          10,216              137,717
National Australia Bank Ltd. ........             161                2,427
News Corp., Ltd. ....................          35,034              231,415
Publishing & Broadcasting Ltd. ......          40,000              174,756
Star City Holdings Ltd. .............         107,200               94,786
Tabcorp Holdings Ltd. ...............          31,000              189,952
Telstra Corp., Ltd. .................          78,305              366,097
Westpac Banking Corp. ...............          49,651              332,226
                                                              ------------
                                                                 2,707,668
                                                              ------------
NEW ZEALAND (0.2%)
Telecom Corp. of New Zealand
  Ltd. (Installment Receipts) .......          27,000               59,000
Telecom Corp. of New Zealand
  Ltd. ..............................          46,000              199,825
                                                              ------------
                                                                   258,825
                                                              ------------
  TOTAL AUSTRALIA & NEW ZEALAND                                  2,966,493
                                                              ------------
CANADA (0.2%)
Alcan Aluminum Ltd. .................           6,620              178,744
Royal Bank of Canada ................           1,800               89,649
                                                              ------------
  TOTAL CANADA ......................                              268,393
                                                              ------------
JAPAN (15.6%)
Advantest Corp. .....................           2,300              145,928
Alps Electric Co., Ltd. .............          10,000              183,872
Amada Co., Ltd. .....................          17,000               82,401
Canon, Inc. .........................          49,000            1,048,604
Citizen Watch Co., Ltd. .............          10,000               60,257
Daiichi Pharma Co., Ltd. ............          22,000              372,158
Dainippon Screen Manufacturing
  Co., Ltd. .........................          15,000               37,483
Daiwa House Industry Co., Ltd........          32,000              341,125
DDI Corp. ...........................              55              204,697
Denso Corp. .........................          47,000              870,448
East Japan Railway Co. ..............              66              369,039
Fanuc ...............................           5,700              195,472
Fujitsu Ltd. ........................           9,000              120,027
Hitachi Ltd. ........................          62,000              384,581
Honda Motor Co., Ltd. ...............           3,000               98,627
Ito-Yokado Co., Ltd. ................          10,000              700,044
Kao Corp. ...........................          26,000              587,506
Kokuyo ..............................          14,000              188,693
Komatsu Ltd. ........................          33,000              173,407
Komori Corp. ........................          13,000              274,169
Kuraray Co., Ltd. ...................          37,000              408,852
Kyocera Corp. .......................          13,000              687,727
Makita Corp. ........................          23,000              256,597
Marui Co., Ltd. .....................          38,000              732,388



                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
Matsushita Electric Industries
  Co. ...............................          53,000         $    938,830
Mitsubishi Corp. ....................          39,000              224,635
Mitsubishi Heavy Industries Ltd......         158,000              616,039
Mitsui Fudosan Co., Ltd. ............          77,000              583,385
Murata Manufacturing Co., Ltd........          15,000              623,394
NEC Corp. ...........................          85,000              783,341
Nippon Telegraph & Telephone
  Corp. .............................              61              471,351
Nomura Securities Co. ...............          56,000              488,790
NTT Mobile Communication
  Network, Inc. .....................               9              370,846
Pioneer Electric Corp. ..............           8,000              134,338
Sangetsu Co., Ltd. ..................           2,000               29,951
Sankyo Co. ..........................          36,000              787,949
Sekisui Chemical Co. ................          49,000              329,996
Sekisui House Ltd. ..................          30,000              317,678
Seven-Eleven Japan Co., Ltd. ........           4,000              322,552
Shin-Etsu Chemical Co. ..............          29,000              698,981
Shiseido Co., Ltd. ..................          20,000              257,333
Sony Corp. ..........................          13,000              948,073
Sumitomo Corp. ......................          57,000              277,802
Sumitomo Electric Industries ........          77,000              867,231
Sumitomo Forestry Co. ...............          20,000              143,553
TDK Corp. ...........................          12,000            1,098,449
Tokio Marine & Fire Insurance
  Co. ...............................          16,000              191,405
Tokyo Electron Ltd. .................           8,000              304,121
Tokyo Steel Manufacturing ...........           7,800               39,121
Toppan Printing Co., Ltd. ...........          30,000              366,859
Uny Co., Ltd. .......................          15,000              274,479
                                                              ------------
 TOTAL JAPAN ........................                           21,014,584
                                                              ------------
LATIN AMERICA (3.5%)
ARGENTINA (0.6%)
Banco Frances Rio Plata (ADR)........           4,370               90,678
Banco Galicia y Bueno (ADR) .........           2,791               49,200
Telefonica de Argentina (ADR)........           7,450              208,134
YPF S.A., Class D (ADR) .............          16,031              447,866
                                                              ------------
                                                                   795,878
                                                              ------------
BRAZIL (1.6%)
Banco Bradesco S.A. .................      13,277,000               73,624
Banco Itau S.A. .....................         158,000               77,151
Brahma ..............................         224,000               97,887
CEMIG ...............................       5,147,177               97,981
CEMIG (ADR) .........................           5,223               99,428
Cia Cimento Portland Itau ...........          70,000                7,966
Pao de Acucar (ADR) .................           4,574               70,897
Petrobras S.A. ......................       2,042,654              231,611
Telebras S.A. (ADR) (Block)* ........          15,000            1,090,312
Telecom de Sao Paulo S.A. ...........       1,201,554              163,787
Telesp Celular S.A., Class B* .......         911,706               40,068
Unibanco S.A. (GDR) .................           5,675               81,933
                                                              ------------
                                                                 2,132,645
                                                              ------------
CHILE (0.0%)
CCU S.A. (ADS) ......................             649               12,493
Chilectra S.A. (ADR) (SS.)+ .........           2,211               48,964
                                                              ------------
                                                                    61,457
                                                              ------------

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                  NUMBER                VALUE
                                                OF SHARES              (NOTE 1)
                                           -------------------   -------------------
MEXICO (1.3%)
Cemex S.A. .............................     10,000              $    24,702
Cemex S.A. (ADR) .......................     27,000                  117,941
Cemex S.A. (CPO) .......................        300                      647
Fomento Economico Mexicano
  S.A. .................................     57,000                  154,622
Gruma S.A. (ADR)* (SS.) ................      3,467                   35,057
Gruma S.A., Class B* ...................     15,250                   38,518
Grupo Industrial Maseca S.A.,
  Class B ..............................     84,000                   67,892
Grupo Modelo S.A., Class C .............     75,000                  158,365
Grupo Televisa S.A. (GDR)* .............      6,500                  160,469
Kimberly Clark de Mexico,
  Class A ..............................     48,000                  152,516
Panamerican Beverages, Inc.,
  Class A ..............................      9,000                  196,312
Telmex, Class L (ADR) ..................     12,000                  584,250
TV Azteca S.A. (ADS) ...................      5,800                   38,788
                                                                 -----------
                                                                   1,730,079
                                                                 -----------
  TOTAL LATIN AMERICA ..................                           4,720,059
                                                                 -----------
OTHER EUROPEAN COUNTRIES (43.9%)
BELGIUM (1.9%)
Credit Communal
  Holdings/Dexia .......................      1,105                  183,794
Fortis AG ..............................      2,040                  734,683
Kredietbank N.V. .......................     17,420                1,370,622
UCB S.A. ...............................         36                  220,769
                                                                 -----------
                                                                   2,509,868
                                                                 -----------
CZECH REPUBLIC (0.0%)
SPT Telecom A/S* .......................      1,900                   29,036
                                                                 -----------
FRANCE (9.4%)
Alcatel Alsthom ........................      4,210                  515,187
Carrefour S.A. .........................        911                  687,630
Compagnie de Saint Gobain ..............      3,060                  431,942
Credit Commercial de France ............      4,909                  455,814
Dexia France ...........................      1,464                  225,513
Elf Acquitaine S.A. ....................      3,440                  397,574
Groupe Danone ..........................      1,680                  480,902
Groupe GTM .............................      1,000                  103,766
L'Oreal ................................        410                  296,341
Lafarge S.A. ...........................      1,931                  183,444
Lapeyre S.A. ...........................      1,920                  137,057
Legrand S.A. ...........................        930                  246,414
Pathe S.A. .............................        670                  186,994
Pinault-Printemps-Redoute S.A...........      7,050                1,347,061
Primagaz Cie Gaz .......................        150                   14,223
Sanofi S.A. ............................      5,688                  936,213
Schneider S.A. .........................     11,659                  707,112
SGS-ThomsonMicroelectronics
  N.V. .................................      3,460                  272,368
Societe Generale Paris .................      2,555                  413,682
Sodexho Alliance S.A. ..................      5,002                1,118,615
Television Francaise ...................      2,460                  437,910
Total S.A., Class B ....................     10,190                1,031,853
Vivendi ................................      7,970                2,067,537
                                                                 -----------
                                                                  12,695,152
                                                                 -----------
GERMANY (6.4%)
Allianz AG (Registered) ................      2,130                  792,439
Bayer AG ...............................     11,002                  461,800



                                                  NUMBER                VALUE
                                                OF SHARES              (NOTE 1)
                                           -------------------   -------------------
Bayerische Vereinsbank AG ..............    14,338               $ 1,133,962
Buderus AG .............................       110                    40,594
Deutsche Bank AG .......................     9,662                   569,806
Deutsche Telekom AG ....................    17,500                   574,933
Dresdner Bank AG .......................    14,388                   602,630
Dresdner Bank AG (Warrants)
  (expiring 4/30/02)* ..................     4,238                    71,969
Gehe AG ................................    15,010                 1,008,773
Hoechst AG .............................     3,180                   131,474
Hornbach Baumarkt AG ...................       260                     9,361
Mannesmann AG ..........................     9,350                 1,081,436
Rhoen-Kilnikum AG ......................     2,180                   210,871
SAP AG .................................     1,700                   734,473
Siemens AG .............................     4,309                   283,130
Veba AG ................................    12,440                   736,770
Volkswagen AG ..........................     2,730                   220,824
                                                                 -----------
                                                                   8,665,245
                                                                 -----------
IRELAND (0.1%)
CBT Group plc (ADR)* ...................    10,154                   151,041
                                                                 -----------
ITALY (5.5%)
Assicurazioni Generali S.p.A. ..........    13,440                   560,847
Banca Commerciale Italiana .............    23,000                   158,573
Banca di Roma ..........................   230,000                   389,477
Credito Italiano S.p.A. ................   131,205                   777,232
ENI S.p.A. (Registered) ................   119,683                   781,721
Industrie Natuzzi S.p.A. (ADR)..........     4,000                    99,500
Istituto Bancario San Paolo S.p.A. .....    41,800                   738,167
Istituto Nazionale delle
  Assicurazioni ........................   177,000                   467,254
Italgas S.p.A. .........................    30,000                   162,292
La Rinascente S.p.A. ...................    10,000                   102,782
Mediolanum S.p.A. ......................    55,000                   407,469
Telecom Italia Mobile S.p.A. ...........   158,000                 1,165,770
Telecom Italia S.p.A. ..................   190,665                 1,625,870
                                                                 -----------
                                                                   7,436,954
                                                                 -----------
LUXEMBOURG (0.1%)
Societe Europeenne des Satellites
  (FDR)* ...............................       600                    97,715
                                                                 -----------
NETHERLANDS (10.2%)
ABN-Amro Holdings N.V. .................    28,480                   599,052
Akzo Nobel N.V. ........................     2,320                   105,629
ASM Lithography Holding N.V.*...........    14,770                   451,461
CSM ....................................    10,840                   625,729
Elsevier N.V. ..........................    65,637                   919,246
Fortis Amev N.V. .......................    12,320                 1,020,817
Gucci Group N.V. .......................     2,781                   135,226
ING Groep N.V. .........................    34,730                 2,117,570
Koninklijke Ahold N.V. .................    26,398                   975,569
Koninklijke KPN N.V. ...................     4,160                   208,233
Koninklijke Numico N.V. ................    10,090                   480,886
Koninklijke Philips Electronics
  N.V. .................................     8,740                   586,421
Royal Dutch Petroleum Co. ..............    22,620                 1,126,242
TNT Post Group N.V. ....................     2,640                    85,052
Unilever N.V. ..........................    15,660                 1,338,426
Wolters Kluwer N.V. ....................    13,960                 2,986,915
                                                                 -----------
                                                                  13,762,474
                                                                 -----------
PORTUGAL (0.6%)
Jeronimo Martins & Filho ...............    13,470                   737,217
                                                                 -----------

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
                                          -------------------   -------------------
RUSSIA (0.0%)
Gazprom (ADS) .........................      3,131              $    26,535
LUKoil Holding (ADR) ..................        110                    1,705
                                                                -----------
                                                                     28,240
                                                                -----------
SPAIN (2.9%)
Argentaria Corp. Banc .................     12,520                  323,748
Banco Bilbao Vizcaya S.A. .............     16,040                  251,119
Banco Santander S.A. ..................     31,024                  615,590
Endesa S.A. ...........................     17,766                  470,026
Gas Natural SDG S.A. ..................      3,510                  381,575
Iberdrola S.A. ........................     22,210                  414,914
Repsol S.A. ...........................      5,260                  280,173
Telefonica S.A. .......................     24,883                1,104,783
Telefonica S.A. (Rights)
  (expiring 1/30/99)* .................     24,883                   22,061
                                                                -----------
                                                                  3,863,989
                                                                -----------
SWITZERLAND (6.8%)
ABB AG (Bearer) .......................        380                  446,081
Adecco S.A. (Bearer) ..................      1,700                  777,178
CS Holdings ...........................      3,350                  525,155
Nestle S.A. (Registered) ..............      1,170                2,550,711
Novartis AG (Registered) ..............        960                1,889,902
Roche Holdings AG .....................        120                1,466,424
Swisscom AG (Registered)* .............        520                  218,009
UBS AG (Registered)* ..................      4,149                1,276,615
                                                                -----------
                                                                  9,150,075
                                                                -----------
  TOTAL OTHER EUROPEAN COUNTRIES                                 59,127,006
                                                                -----------
SCANDINAVIA (5.3%)
DENMARK (0.4%)
Den Danske Bank AS ....................      1,630                  218,972
Tele Danmark A/S, Class B .............        790                  106,624
Unidanmark A/S, Class A
  (Registered) ........................      1,510                  136,421
                                                                -----------
                                                                    462,017
                                                                -----------
FINLAND (0.7%)
Nokia OYJ, Class A ....................      7,920                  963,022
                                                                -----------
NORWAY (1.0%)
Bergesen ASA, Class A .................        810                    9,698
Norsk Hydro ASA .......................     18,560                  627,563
Orkla ASA, Class A ....................     49,900                  745,148
Saga Petroleum ASA, Class B ...........      1,250                   11,430
                                                                -----------
                                                                  1,393,839
                                                                -----------
SWEDEN (3.2%)
ABB AB, Class A .......................     23,470                  250,768
Astra AB, Class B .....................     59,113                1,204,786
Atlas Copco AB, Class B ...............     13,200                  286,965
Electrolux AB, Class B ................     36,460                  628,252
Esselte AB, Class B ...................      1,890                   31,050
Granges AB ............................      1,115                   16,114
Hennes & Mauritz AB, Class B ..........     12,520                1,023,777
Nordbanken Holding AB .................    106,069                  681,294
Sandvik AB, Class A ...................      2,330                   40,581
Sandvik AB, Class B ...................     11,110                  192,125
                                                                -----------
                                                                  4,355,712
                                                                -----------
  TOTAL SCANDINAVIA ...................                           7,174,590
                                                                -----------



                                                 NUMBER                VALUE
                                               OF SHARES              (NOTE 1)
                                          -------------------   ----------------
SOUTHEAST ASIA (1.7%)
CHINA (0.2%)
Huaneng Power International,
  Inc. (ADR)* .........................    16,000               $   232,000
                                                                -----------
HONG KONG (1.4%)
Cheung Kong Ltd. ......................    11,000                    79,157
China Telecom Ltd. ....................    60,000                   103,779
CLP Holdings Ltd. .....................    36,000                   179,367
Hang Seng Bank Ltd. ...................    15,000                   134,080
Henderson Land Development
  Co., Ltd. ...........................    45,000                   232,921
Hong Kong Telecommunications
  Ltd. ................................    84,800                   148,316
HSBC Holdings plc .....................     7,600                   189,332
Hutchison Whampoa Ltd. ................   105,000                   742,037
Sun Hung Kai Properties Ltd. ..........    11,000                    80,222
                                                                -----------
                                                                  1,889,211
                                                                -----------
KOREA (0.0%)
Samsung Electronics Co. ...............       332                    22,271
                                                                -----------
SINGAPORE (0.1%)
Singapore Press Holdings Ltd. .........    15,429                   164,855
                                                                -----------
  TOTAL SOUTHEAST ASIA ................                           2,308,337
                                                                -----------
SOUTHERN CENTRAL ASIA (0.1%)
INDIA (0.1%)
Mahanagar Telephone Nigam
  Ltd. (GDR) ..........................     6,000                    70,200
                                                                -----------
UNITED KINGDOM (18.6%)
Abbey National plc ....................    39,000                   835,130
ASDA Group plc ........................   131,000                   351,465
BG plc ................................    41,529                   262,052
British Petroleum Co., plc ............    37,000                   552,519
Cable & Wireless plc ..................    87,000                 1,069,732
Cadbury Schweppes plc .................    60,000                 1,023,261
Caradon plc ...........................    99,100                   169,833
Centrica plc ..........................    42,000                    84,556
Compass Group plc .....................    59,000                   675,876
Diageo plc ............................   171,592                 1,952,829
Electrocomponents plc .................    28,000                   187,748
GKN plc ...............................    10,000                   132,691
Glaxo Wellcome plc ....................    67,000                 2,305,348
Heywood Williams Group plc ............     4,000                    14,442
John Laing plc, Class A ...............     9,000                    37,436
Kingfisher plc ........................   185,000                 2,002,304
Ladbroke Group plc ....................    64,000                   257,163
National Westminster Bank plc .........   179,000                 3,451,815
Rank Group plc ........................    30,000                   115,554
Reed International plc ................   155,000                 1,212,106
Rio Tinto plc (Registered) ............    45,000                   523,360
Rolls-Royce plc .......................    34,000                   140,861
Safeway plc ...........................    81,000                   407,008
Shell Transport & Trading Co.,
  plc (Registered) ....................   319,000                 1,959,847
Smith (David S) Holdings plc ..........    38,000                    67,019
SmithKline Beecham plc ................   203,800                 2,848,358
Tesco plc .............................   211,000                   601,207
Tomkins plc ...........................   183,000                   863,208

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
                                      -----------   ---------------
Unilever plc ......................     26,000       $    291,571
United News & Media plc ...........     63,000            552,411
                                                     ------------
  TOTAL UNITED KINGDOM ............                    24,948,710
                                                     ------------
TOTAL COMMON STOCKS, RIGHTS
  AND WARRANTS (91.1%)
  (Cost $113,562,480) .............                   122,598,372
                                                     ------------
PREFERRED STOCKS:
AUSTRALIA & NEW ZEALAND (0.1%)
AUSTRALIA (0.1%)
News Corp., Ltd. ..................     29,286            178,193
                                                     ------------
OTHER EUROPEAN COUNTRIES (0.5%)
GERMANY (0.5%)
Fielmann AG .......................        420             18,902
Fresenius AG ......................        750            157,516
Hornbach Holding AG ...............      1,560             93,141
SAP AG (Non Voting) ...............        826            396,272
                                                     ------------
  TOTAL OTHER EUROPEAN COUNTRIES                          665,831
                                                     ------------
TOTAL PREFERRED STOCKS (0.6%)
  (Cost $813,946) .................                       844,024
                                                     ------------
TOTAL INVESTMENTS (91.7%)
  (Cost $114,376,426)..............                   123,442,396
OTHER ASSETS
  LESS LIABILITIES (8.3%) .........                    11,210,941
                                                     ------------
NET ASSETS (100%) .................                  $134,653,337
                                                     ============


MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common and Preferred Stock
Basic Materials .............................               1.7%
Business Services ...........................               5.0
Capital Goods ...............................               7.9
Consumer Cyclicals ..........................              12.8
Consumer Non-Cyclicals ......................              24.8
  Banks .....................................     14.1
  Financial Services ........................      3.7
  Insurance .................................      2.8
  Real Estate ...............................      1.1
  Utility-Electric ..........................      1.9
  Utility-Gas ...............................      0.1
  Utility-Telephone .........................      6.3
                                                  ----
Credit Sensitive ............................              30.0
Diversified .................................               2.0
Energy ......................................               9.6
Technology ..................................               6.2
                                                          -----
                                                          100.0%
                                                          =====


----------
*     Non-income producing

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998 these securities amounted to $48,964 or 0.04% of net assets

(SS.) Illiquid security: is not actively traded.

     Glossary:
     ADR--American Depositary Receipt
  ADS--American Depositary Share
  CPO--Certificate of Participation
  FDR--Fiduciary Depositary Receipt
  GDR--Global Depositary Receipt
  Block-Shares represent each of the 12 holding companies that were formed following the September 21, 1998 break-up of Telebras S.A.
  Installment Receipts: Transaction with a set contract price, paid in installments over a period of time. Gains or losses are generally taxable on a prorated basis.

EQ ADVISORS TRUST
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $67,710,955
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     21,896,098

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $ 17,681,488
Aggregate gross unrealized depreciation .........       (9,482,380)
                                                      ------------
Net unrealized appreciation .....................     $  8,199,108
                                                      ============
Federal income tax cost of investments ..........     $115,243,288
                                                      ============

At December 31, 1998 the Portfolio had loaned securities with a total value of $1,659,316, which was secured by collateral of $1,750,200.



For the period from January 1, 1998 to December 31, 1998 the Portfolio incurred approximately $165, $155, $326, $1,978 and $5,249 as brokerage commissions with Donaldson, Lufkin and Jenrette Securities Corp., Ord Minnett Group Ltd., Ord Minnett-New Zealand-Ltd., Jardin Fleming Securities Ltd. and Robert Fleming Co., respectively, both an affiliated broker/dealer.


The Portfolio has a net capital loss carryforward of $946,431 which expires in the year 2006.

































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS (9.1%)
PAPER (6.1%)
Caraustar Industries, Inc. ...........   182,300                $5,206,944
Wausau-Mosinee Paper Corp. ...........   282,200                 4,991,412
                                                                ----------
                                                                10,198,356
                                                                ----------
STEEL (3.0%)
Inland Steel Industries, Inc. ........   103,532                 1,747,103
Texas Industries, Inc. ...............    28,100                   756,944
Universal Stainless & Alloy
  Products, Inc.* ....................   336,700                 2,525,250
                                                                ----------
                                                                 5,029,297
                                                                ----------
  TOTAL BASIC MATERIALS ..............                          15,227,653
                                                                ----------
BUSINESS SERVICES (9.0%)
PRINTING, PUBLISHING,
  BROADCASTING (2.0%)
John H. Harland Co. ..................   208,200                 3,292,162
                                                                ----------
PROFESSIONAL SERVICES (2.0%)
Standex International Corp. ..........   126,000                 3,307,500
                                                                ----------
TRUCKING, SHIPPING (5.0%)
Landstar System, Inc.* ...............   106,231                 4,328,913
M.S. Carriers* .......................   125,400                 4,130,363
                                                                ----------
                                                                 8,459,276
                                                                ----------
  TOTAL BUSINESS SERVICES ............                          15,058,938
                                                                ----------
CAPITAL GOODS (16.4%)
BUILDING & CONSTRUCTION (8.9%)
Avondale Industries, Inc.* ...........   159,100                 4,613,900
Cavalier Homes, Inc. .................   534,400                 6,078,800
Walter Industries, Inc.* .............   274,900                 4,209,406
                                                                ----------
                                                                14,902,106
                                                                ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (1.4%)
Juno Lighting, Inc. ..................    70,154                 1,639,850
Justin Industries, Inc. ..............    53,100                   696,937
                                                                ----------
                                                                 2,336,787
                                                                ----------
ELECTRICAL EQUIPMENT (1.2%)
Exar Corp.* ..........................    69,500                 1,120,688
Pameco Corp.* ........................    72,468                   837,911
                                                                ----------
                                                                 1,958,599
                                                                ----------
MACHINERY (4.9%)
Gardner Denver, Inc.* ................   119,982                 1,769,735
Graco, Inc. ..........................    56,500                 1,666,750
Regal-Beloit Corp. ...................    50,119                 1,152,737
Watts Industries, Inc., Class A ......   222,400                 3,697,400
                                                                ----------
                                                                 8,286,622
                                                                ----------
  TOTAL CAPITAL GOODS ................                          27,484,114
                                                                ----------
CONSUMER CYCLICALS (14.7%)
AUTO RELATED (3.3%)
Superior Industries
  International, Inc. ................   196,218                 5,457,313
                                                                ----------
HOUSEHOLD FURNITURE,
  APPLIANCES (6.5%)
Heilig-Meyers Co. ....................   246,887                 1,651,057
Home Products
  International, Inc.* ...............   426,600                 4,239,337



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
La-Z-Boy, Inc. .......................   282,300                $5,028,469
                                                                ----------
                                                                10,918,863
                                                                ----------
LEISURE RELATED (3.9%)
Central Garden & Pet Co.* ............   186,087                 2,675,000
SCP Pool Corp.* ......................   253,600                 3,835,700
                                                                ----------
                                                                 6,510,700
                                                                ----------
RETAIL--GENERAL (1.0%)
Fingerhut Cos., Inc. .................   110,550                 1,706,616
                                                                ----------
  TOTAL CONSUMER CYCLICALS ...........                          24,593,492
                                                                ----------
CONSUMER NON-CYCLICALS (7.3%)
CONTAINERS (2.0%)
Gaylord Container Corp.,
  Class A* ...........................   538,833                 3,300,352
                                                                ----------
FOODS (2.2%)
Vlasic Foods International, Inc.*        155,725                 3,708,202
                                                                ----------
RETAIL--FOODS (3.1%)
Ryan's Family Steak
  Houses, Inc.* ......................   414,700                 5,131,912
                                                                ----------
  TOTAL CONSUMER NON-CYCLICALS                                  12,140,466
                                                                ----------
CREDIT SENSITIVE (34.5%)
BANKS (7.8%)
Century Bancorp, Inc., Class A .......   150,100                 2,739,325
Prosperity Bancshares, Inc.* .........    82,700                 1,023,413
Quaker City Bancorp, Inc.* ...........   271,521                 4,344,336
Riggs National Corp.
  (Washington D.C.) ..................    76,400                 1,551,875
Texas Regional Bancshares, Inc.,
  Class A ............................   138,325                 3,466,770
                                                                ----------
                                                                13,125,719
                                                                ----------
FINANCIAL SERVICES (0.2%)
D & N Financial Corp. ................    14,300                   337,838
Metris Cos., Inc. ....................         7                       331
                                                                ----------
                                                                   338,169
                                                                ----------
INSURANCE (13.9%)
Chartwell Re Corp. ...................    63,398                 1,505,702
Commerce Group, Inc. .................   118,700                 4,206,431
Delphi Financial Group, Inc.,
  Class A* ...........................    93,191                 4,886,703
HCC Insurance Holdings, Inc. .........   123,921                 2,184,108
National Western Life Insurance
  Co., Class A* ......................    45,700                 5,369,750
Terra Nova Bermuda Holdings
  Ltd., Class A ......................   203,000                 5,125,750
                                                                ----------
                                                                23,278,444
                                                                ----------
REAL ESTATE (3.4%)
U.S. Restaurant Properties, Inc. .....    65,100                 1,582,744
Weeks Corp. ..........................    56,500                 1,592,594
Western Water Co.* ...................   494,450                 2,534,056
                                                                ----------
                                                                 5,709,394
                                                                ----------
UTILITY--ELECTRIC (9.2%)
Commonwealth Energy System ...........   105,100                 4,256,550
Idacorp, Inc. ........................   121,500                 4,396,781
Public Service Co. of New
  Mexico, Inc. .......................   178,400
                                                                 3,646,050

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                          NUMBER          VALUE
                                        OF SHARES       (NOTE 1)
                                       -----------   --------------
UniSource Energy Corp.* ............     226,900      $  3,063,150
                                                      ------------
                                                        15,362,531
                                                      ------------
  TOTAL CREDIT SENSITIVE ...........                    57,814,257
                                                      ------------
ENERGY (0.5%)
OIL--SUPPLIES &
  CONSTRUCTION (0.5%)
Varco International, Inc.* .........     108,798           843,184
                                                      ------------
TECHNOLOGY (4.2%)
ELECTRONICS (2.8%)
Cerprobe Corp.* ....................      97,000         1,303,437
UNOVA, Inc.* .......................     187,500         3,398,438
                                                      ------------
                                                         4,701,875
                                                      ------------
OFFICE EQUIPMENT SERVICES (1.4%)
Informix Corp.* ....................     241,867         2,388,437
                                                      ------------
  TOTAL TECHNOLOGY .................                     7,090,312
                                                      ------------
  TOTAL COMMON STOCKS (95.7%)
     (Cost $159,756,230) ...........                   160,252,416
                                                      ------------


                                             PRINCIPAL
                                               AMOUNT
                                           -------------
SHORT-TERM DEBT SECURITIES:
REPURCHASE AGREEMENT (4.3%)
State Street Bank & Trust 4.80%
  dated 12/31/98, due 1/04/99, to
  be repurchased at $7,218,848,
  collateralized by $7,130,000 of
  U.S. Treasury Notes, 6.375%
  due 05/15/00, valued at
  $7,348,184 (Cost $7,215,000) .........   $7,215,000          7,215,000
                                                               ---------

TOTAL INVESTMENTS (100.0%)
  (Cost $166,971,230) ..................                     167,467,416
OTHER ASSETS
  LESS LIABILITIES (0.0%) ..............                          25,837
                                                             -----------
NET ASSETS (100%) ......................                    $167,493,253
                                                            ============






























----------
* Non-income producing

EQ ADVISORS TRUST
WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $226,120,369
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     155,856,240

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal Income tax purposes was as follows:


Aggregate gross unrealized appreciation .........    $  11,869,444
Aggregate gross unrealized depreciation .........      (12,824,997)
                                                     -------------
Net unrealized depreciation .....................    $    (955,553)
                                                     =============
Federal income tax cost of investments ..........    $ 168,422,969
                                                     =============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $1,767,844 which was secured by collateral of $1,805,000.

The Portfolio has a net capital loss carryforward of $14,217,667 which expires in the year 2006.








































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   -----------------
COMMON STOCKS AND RIGHTS:
AFRICA AND THE MIDDLE EAST (14.5%)
EGYPT (1.3%)
Al-Ahram Beverages Co.
  (GDR)* .............................            2,046         $  59,102
Al-Ahram Beverages Co.
  (GDR)* .............................            2,560            72,640
Eastern Tobacco ......................            4,400           101,264
Egypt Gas Co. ........................            1,000            74,194
Egyptian Financial & Industrial
  Co. ................................            3,226            53,357
Industrial Engineering
  Enterprises ........................            2,890            40,892
Madinet Nasr Housing &
  Development ........................            1,035            31,244
Paints & Chemical Industries Co.
  (GDR) ..............................           11,300            67,800
Suez Cement Co. ......................              250             3,768
Suez Cement Co. (GDR) ................            3,400            48,620
                                                                ---------
                                                                  552,881
                                                                ---------
ISRAEL (6.0%)
Bank Hapoalim Ltd. ...................           56,800           102,907
Bezeq the Israeli Telecom Corp.,
  Ltd.* ..............................           31,760            99,264
Comverse Technology, Inc.* ...........            5,505           390,855
ECI Telecommunications Ltd. ..........           10,356           368,932
Elron Electronic Industries Ltd. .....            2,637            42,193
First International Bank of Israel,
  Class 5 ............................            7,647            37,902
Gilat Satellite Networks Ltd.* .......              710            39,139
Koor Industries Ltd. (ADR) ...........           26,100           455,119
Nice Systems Ltd.* ...................              551            11,932
Nice Systems Ltd. (ADR)* .............            5,610           121,316
Orbotech Ltd.* .......................            5,880           278,565
Orckit Communications Ltd.* ..........            1,370            22,177
Super-Sol Ltd. .......................            3,288             8,172
Super-Sol Ltd. (ADR) .................           18,540           227,115
Tadiran Telecommunications Ltd.                   3,966            75,850
Teva Pharmaceutical Industries
  (ADR) ..............................            5,380           218,899
                                                                ---------
                                                                2,500,337
                                                                ---------
SOUTH AFRICA (5.1%)
Amalgamated Banks of South
  Africa Group Ltd. ..................           42,638           201,961
Bidvest Group Ltd. ...................           43,353           314,278
BOE Corp., Ltd., Class N .............          399,539           227,232
BOE Ltd. .............................           80,346            51,970
Comparex Holdings Ltd. ...............           14,429           117,093
Education Investment Corp., Ltd.                 63,800            73,654
Ellerine Holdings Ltd. ...............           43,380            93,532
FirstRand Ltd. .......................          106,000           115,533
Liberty Life Association of
  Africa Ltd. ........................            8,500           116,888
Morgan Stanley Africa
  Investment Fund, Inc.++ ............            1,700            14,237
Nedcor Ltd. ..........................            5,840            99,345
New Africa Investments Ltd.,
  Class N* ...........................          215,800           131,893
Primedia Ltd., Class N ...............           17,370            38,336
Rembrandt Group Ltd. .................           30,584           186,923



                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   -----------------
Sasol Ltd. ...........................         34,340           $ 129,717
South African Breweries Ltd. .........          9,400             158,150
Woolworths Holdings Ltd. .............         71,640              35,271
                                                                ---------
                                                                2,106,013
                                                                ---------
TURKEY (1.8%)
Ege Biracilik ve Malt Sanayii
  A.S. ...............................      1,566,000             121,622
Erciyas Biracilik ve Malt Sanayii
  A.S. ...............................        476,000              31,687
Migros Turk A.S. .....................         57,000              56,917
Petrol Ofisi A.S. ....................        357,359              48,145
Vestel Elektronik Sanayi Ve
  Ticaret A.S.* ......................      2,200,048             181,327
Yapi Ve Kredi Bankasi A.S. ...........     25,320,121             292,964
                                                                ---------
                                                                  732,662
                                                                ---------
ZIMBABWE (0.3%)
Delta Corp., Ltd. ....................        150,000              32,648
Meikles Africa Ltd. ..................        134,625              75,390
                                                                ---------
                                                                  108,038
                                                                ---------
  TOTAL AFRICA AND THE
     MIDDLE EAST .....................                          5,999,931
                                                                ---------
LATIN AMERICA (20.7%)
ARGENTINA (1.8%)
Telecom Argentina (ADR) ..............         18,005             495,137
Telefonica de Argentina (ADR) ........          3,956             110,521
YPF S.A., Class D (ADR) ..............          4,384             122,478
                                                                ---------
                                                                  728,136
                                                                ---------
BRAZIL (7.0%)
Brahma ...............................        141,400              61,791
Brahma (ADR) .........................         10,010              94,469
CEMIG ................................     19,290,019             367,201
CEMIG (ADR) ..........................          7,616             144,983
Cia Vale do Rio Doce (ADR) ...........          1,865              23,926
Coteminas ............................        359,200              38,648
Coteminas (ADR)+ .....................          1,155               5,458
CRT, Class A .........................      1,828,313             658,238
Embratel Participacoes* ..............      5,144,220              70,250
Lojas Arapua S.A.* ...................      1,248,000                 330
Pao de Acucar (ADR) ..................          3,665              56,807
Petrobras S.A. .......................        203,819              23,111
Renner S.A.* .........................      1,829,000               1,287
Tele Celular S.A.* ...................     15,103,220              25,500
Tele Celular S.A. (ADR)* .............            520               9,067
Tele Centro S.A.* ....................     12,833,220             111,418
Tele Centro S.A. (ADR)* ..............            662              27,680
Tele Leste Celular S.A.* .............     19,919,220              11,540
Tele Nordeste Celular S.A.* ..........     11,620,220              10,579
Tele Nordeste Celular S.A.
  (ADR)* .............................            435               8,047
Tele Norte Celular S.A.* .............      4,344,220               2,013
Tele Norte Leste S.A.* ...............      4,344,220              54,292
Tele Sudeste Celular S.A.* ...........     14,803,220              62,484
Tele Sudeste Celular S.A.
  (ADR)* .............................            174               3,600
Telebras S.A. ........................      4,344,220                 503
Telebras S.A. (ADR) (Block)* .........          3,856             280,283
Telemig Celular S.A.* ................     21,155,220              23,462
Telemig Celular S.A. (ADR)* ..........            555              11,794
Telerj Celular S.A., Class B* ........        456,000              10,756

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   -----------------
Telesp Celular S.A.* ..............   9,807,220              $  72,240
Telesp Celular S.A. (ADR)* ........         124                  2,170
Telesp Celular S.A., Class B* .....   4,486,000                197,150
Telesp S.A.* ......................   1,279,066                 29,112
Unibanco (GDR) ....................      14,480                209,055
USIMINAS S.A. .....................      12,900                 28,507
USIMINAS S.A. (ADR) ...............       2,300                  5,140
Vale do Rio Doce, Class A .........      11,971                153,570
                                                             ---------
                                                             2,896,461
                                                             ---------
CHILE (1.0%)
CCU S.A. (ADR) ....................       5,562                107,069
Endesa S.A. (ADR) .................       6,608                 75,166
Enersis S.A. (ADR) ................       8,865                228,828
Santa Isabel S.A. (ADR) ...........         931                  6,168
                                                             ---------
                                                               417,231
                                                             ---------
MEXICO (10.5%)
Alfa S.A., Class A ................      25,059                 70,635
Cemex S.A. (ADR) ..................      10,990                 48,007
Cemex S.A. (CPO) ..................      85,101                183,563
Cemex S.A., Class B ...............      15,650                 38,659
Cemex S.A., Class B (ADR) .........      16,521                 81,688
Cifra S.A., Class C* ..............      41,898                 51,134
Cifra S.A., Class V ...............      54,675                 66,286
Cifra S.A., Class V (ADR) .........       5,240                 63,581
Desc S.A. (ADR) ...................       1,907                 36,591
Fomento Economico Mexicano
  S.A. (ADR) ......................      14,068                374,560
Fomento Economico Mexicano
  S.A. (UBD Unit) .................     243,453                660,407
Grupo Carso S.A., Series A1 .......      34,165                115,977
Grupo Financeiro Banamex,
  Class B* ........................     110,129                144,421
Grupo Financerio Bancomer,
  Class B .........................     117,299                 25,124
Grupo Financiero Bancomer
  (ADR)+ ..........................       8,155                 34,659
Grupo Televisa S.A. (GDR)* ........      33,910                837,153
Kimberly Clark de Mexico,
  Class A .........................     122,103                387,971
Telmex, Class L (ADR) .............      22,044              1,073,267
Tubo de Acero de Mexico S.A.
  (ADR) ...........................       3,460                 22,274
TV Azteca S.A. (ADR) ..............       3,930                 26,282
Vitro S.A. (ADR) ..................       3,700                 16,881
                                                             ---------
                                                             4,359,120
                                                             ---------
VENEZUELA (0.4%)
CANTV (ADR) .......................       8,499                151,388
                                                             ---------
  TOTAL LATIN AMERICA .............                          8,552,336
                                                             ---------
OTHER EUROPEAN COUNTRIES (16.4%)
CROATIA (0.2%)
Pliva d.d. (ADR)+ .................       3,430                 56,938
Pliva d.d. (GDR) (Registered) .....         790                 13,114
                                                             ---------
                                                                70,052
                                                             ---------
CZECH REPUBLIC (0.4%)
SPT Telecom A.S.* .................       6,248                 95,481
SPT Telecom A.S. (GDR)* ...........       4,140                 61,479
                                                             ---------
                                                               156,960
                                                             ---------



                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   -----------------
GREECE (7.9%)
Alpha Credit Bank .................         990              $ 103,358
Attica Enterprises S.A. ...........       5,470                 49,056
Hellenic Bottling Co. S.A. ........       3,780                116,757
Hellenic Telecommunication
  Organization S.A. ...............      48,785              1,298,586
Hellenic Telecommunication
  Organization S.A. (ADR)* ........      56,987                755,078
Heracles General Cement Co.,
  S.A. ............................         720                 19,551
Ionian Bank S.A.* .................       1,720                 91,230
National Bank of Greece S.A. ......       2,810                632,521
Panafon Hellenic Telecom S.A.
  (GDR)* ..........................       2,410                 62,841
STET Hellas
  Telecommunications S.A.
  (ADR)* ..........................       2,450                 79,319
Titan Cement Co., S.A. ............         710                 54,541
                                                             ---------
                                                             3,262,838
                                                             ---------
HUNGARY (3.9%)
Matav Rt. .........................      24,603                140,136
Matav Rt (ADR) ....................      13,026                388,338
MOL Magyar Olaj-es Gazipari
  Rt. .............................       5,260                143,718
MOL Magyar Olaj-es Gazipari
  Rt. (GDR) (Registered) ..........      24,692                682,116
OTP Bank Rt. ......................       3,350                167,252
OTP Bank Rt. (GDR) ................       2,160                106,920
                                                             ---------
                                                             1,628,480
                                                             ---------
POLAND (3.3%)
Bank Handlowy W Warszawie .........       2,340                 28,867
Bank Handlowy W Warszawie
  (GDR) ...........................       2,740                 33,802
Bank Rozwoju Eksport S.A. .........       2,671                 61,639
Bank Slaski S.A. ..................       1,381                 71,607
Big Bank Gdanski S.A. .............      50,253                 45,099
Big Bank Gdanski S.A. (GDR) .......       7,745                104,945
Debica S.A. .......................         501                  7,422
Elektrim S.A. .....................      27,980                302,917
Exbud S.A. (GDR)* .................       8,275                 71,436
Powszechny Bank Kredytowy
  S.A. ............................         985                 21,047
Prokom Software (GDR) .............       8,740                160,379
Telekomunikacja Polska S.A.
  (GDR)* ..........................      82,610                421,311
Wielkopolski Bank Kredytowy
  S.A. ............................       3,788                 23,850
                                                             ---------
                                                             1,354,321
                                                             ---------
RUSSIA (0.7%)
LUKoil Holding (ADR) ..............       7,700                123,200
Mosenergo (ADR) ...................       3,900                  7,456
RAO Unified Energy Systems
  (ADR) ...........................       1,700                  5,286
RAO Unified Energy Systems
  (GDR) ...........................      10,990                 34,169
Rostelecom (ADR) ..................       4,100                 17,169

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                    NUMBER                VALUE
                                                   OF SHARES             (NOTE 1)
                                             --------------------   -----------------
Surgutneftgaz (ADR) ......................    25,910                $   87,446
Vimpel Communications (ADR)*                   2,540                    32,861
                                                                    ----------
                                                                       307,587
                                                                    ----------
  TOTAL OTHER EUROPEAN
     COUNTRIES ...........................                           6,780,238
                                                                    ----------
SOUTHEAST ASIA (27.8%)
CHINA (1.3%)
Huaneng Power International,
  Inc. (ADR)* ............................    10,105                   146,522
Yanzhou Coal Mining Co., Ltd.
  (ADR) ..................................    15,240                   115,253
Zhejiang Expressway Co., Ltd.,
  Class H ................................   622,500                   126,151
Zhenhai Refining and Chemical
  Co., Ltd. ..............................   936,000                   143,772
                                                                    ----------
                                                                       531,698
                                                                    ----------
HONG KONG (0.4%)
China Telecom Ltd. .......................   104,000                   179,883
                                                                    ----------
INDONESIA (1.6%)
Gudang Garam .............................   194,300                   282,949
Indah Kiat Pulp & Paper Co. ..............   543,300                   147,710
Telekomunikasi (ADR) .....................    19,100                   124,150
Telekomunikasi, Class B ..................   346,000                   116,775
                                                                    ----------
                                                                       671,584
                                                                    ----------
KOREA (12.2%)
Hankuk Glass Industries Co.,
  Inc. ...................................     8,000                   166,916
Korea Electric Power Corp. ...............    36,020                   892,266
Pohang Iron & Steel Co., Ltd. ............    20,270                 1,279,702
S1 Corp. .................................     1,824                   341,147
Samsung Electronics ......................    21,286                 1,427,914
Samsung Electronics (GDR)+ ...............    31,600                   477,950
Samsung Electronics New
  (GDR)+ .................................     5,934                   218,075
SK Telecom Co., Ltd. .....................       310                   234,123
                                                                    ----------
                                                                     5,038,093
                                                                    ----------
MALAYSIA (1.4%)
Genting Bhd. (SS.) .......................    24,800                    37,680
Kuala Lumpur Kepong Bhd. (SS.) ... .......    40,000                    47,882
Nestle (Malaysia) Bhd. (SS.) .............    14,000                    39,190
Petronas Gas Bhd. (SS.) ..................    46,000                    72,854
Rothmans of Pall Mall Bhd. (SS.) .........    19,000                    78,379
Technology Resources Industries
  Bhd. (SS.) .............................     4,000                     1,459
Telekom Malaysia Bhd. (SS.) ..............   108,000                   198,895
Tenaga Nasional Bhd. (SS.) ...............    79,000                   113,481
                                                                    ----------
                                                                       589,820
                                                                    ----------
PHILIPPINES (1.6%)
Manila Electronics Co., Class B ..........    55,430                   178,117
Philippine Long Distance
  Telephone Co. ..........................       405                    10,411
Philippine Long Distance
  Telephone Co. (ADR) ....................     5,900                   153,031
San Miguel Corp., Class B ................   109,720                   211,542
SM Prime Holdings, Inc. ..................   618,670                   117,691
                                                                    ----------
                                                                       670,792
                                                                    ----------



                                                    NUMBER                VALUE
                                                   OF SHARES             (NOTE 1)
                                             --------------------   -----------------
SINGAPORE (0.2%)
Want Want Holding Ltd. ...................    59,000                $   70,800
                                                                    ----------
TAIWAN (7.0%)
Arima Computer Corp.* ....................    16,000                    83,426
Asustek Computer, Inc. (GDR)*                 40,608                   356,335
Compal Electronics, Inc.* ................    71,000                   231,378
Compal Electronics, Inc.
  (Rights)* ..............................       170                        --
Compeq Manufacturing Co.,
  Ltd.* ..................................    31,000                   203,011
Far East Textile Ltd. ....................    93,000                    75,912
Hon Hai Precision Industry* ..............   125,000                   690,565
President Chain Store Corp. ..............    63,000                   198,464
Siliconware Precision Industries
  Co. (GDR)* .............................   172,000                   304,283
Taiwan Semiconductor
  Manufacturing Co.* .....................   219,000                   482,588
Taiwan Semiconductor
  Manufacturing Co. (ADR)* ...............    19,710                   279,636
                                                                    ----------
                                                                     2,905,598
                                                                    ----------
THAILAND (2.1%)
Advanced Information Service
  PCL (Foreign) ..........................    46,100                   273,937
BEC World PLC (Foreign) ..................    23,300                   128,198
Delta Electronics PCL (Foreign)...........    24,300                   128,352
PTT Explorations and
  Productions PCL (Foreign)* .............    25,650                   180,644
Shinawatra Computer PCL
  (Foreign)* .............................    25,000                    85,970
Siam Cement Co., Ltd.
  (Foreign)* .............................    23,000                    50,619
                                                                    ----------
                                                                       847,720
                                                                    ----------
  TOTAL SOUTHEAST ASIA ...................                          11,505,988
                                                                    ----------
SOUTHERN CENTRAL ASIA (8.6%)
INDIA (7.4%)
Bharat Heavy Electricals Ltd. ............    91,000                   561,599
Gujarat Ambuja Cements Ltd. ..............     2,500                    15,311
Hero Honda Motors Ltd.
  (Dematerialized) .......................    35,600                   465,223
Hindustan Lever Ltd.
  (Dematerialized) .......................    11,250                   440,685
Infosys Technologies Ltd.
  (Dematerialized) .......................     8,800                   613,016
ITC Ltd. .................................    24,000                   398,399
Mahanagar Telephone Nigam
  Ltd. ...................................    13,000                    56,077
Morgan Stanley India Investment
  Fund, Inc.*++ ..........................    11,200                    75,600
NIIT Ltd. ................................     2,500                    95,582
Satyam Computer Service Ltd. .............    11,000                   188,427
Tata Engineering & Locomotive
  Co., Ltd. (Dematerialized) .............    15,500                    62,079
Zee Telefilms Ltd. .......................     7,000                   105,486
                                                                    ----------
                                                                     3,077,484
                                                                    ----------
PAKISTAN (1.2%)
Fauji Fertilizer Co., Ltd. ...............   125,300                   104,420
Hub Power Co. ............................   355,000                    82,681

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                             NUMBER         VALUE
                                           OF SHARES       (NOTE 1)
                                          -----------   -------------
Pakistan Telecommunications
  Corp. (GDR)+ ........................       2,700      $   104,923
Pakistan Telecommunications
  Corp. (GDR) .........................       4,429          152,801
Pakistan Telecommunications
  Corp., Class A ......................      81,300           28,107
Sui Northern Gas Pipelines* ...........       3,500              573
                                                         -----------
                                                             473,505
                                                         -----------
  TOTAL SOUTHERN CENTRAL ASIA .........                    3,550,989
                                                         -----------
TOTAL COMMON STOCKS AND
  RIGHTS: (88.0%)
  (Cost $38,914,579) ..................                   36,389,482
                                                         -----------
TOTAL INVESTMENTS (88.0%)
  (Cost $38,914,579) ..................                   36,389,482
OTHER ASSETS
  LESS LIABILITIES (12.0%) ............                    4,969,740
                                                         -----------
NET ASSETS (100.0%) ...................                  $41,359,222
                                                         ===========




    MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks and Rights
Basic Materials .....................                   6.1%
Business Services ...................                   4.3
Capital Goods .......................                   4.2
Consumer Cyclicals ..................                   3.5
Consumer Non-Cyclicals ..............                  10.0
Credit Sensitive ....................                  24.1
Diversified .........................                   4.8
Energy ..............................                   4.5
Technology
  Electronics .......................       13.8
  Office Equipment ..................        4.7
  Office Equipment Services .........        2.2
  Telecommunications ................       17.8
                                            ----
Total Technology ....................                  38.5
                                                      -----
                                                      100.0%
                                                      =====



----------
*     Non-income producing

+ Security exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers. At December 31, 1998 these securities amounted to $898,003 or 2.17% of net assets.

++    The security is advised by the same advisor as the portfolio.

(SS.) Illiquid security: is not actively traded

# Securities (totaling $589,820 or 1.4% of net assets) valued at fair value.

     Glossary:
  ADR--American Depositary Receipt
  CPO--Certificate of Participation
  GDR--Global Depositary Receipt
  UBD Unit--each unit represents 1 B share, 2 D-B shares and 2 D-L shares. Block-Shares represent each of the 12 holding companies that were formed following the September 21, 1998 break-up of Telebras S.A.

  Dematerialized--Securities changed from paper to electronic format

EQ ADVISORS TRUST
MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
Swap Agreements:


     The Portfolio had the following Total Return Swap Agreement open at December 31, 1998:



NOTIONAL                                                             UNREALIZED
AMOUNT                           DESCRIPTION                        APPRECIATION
----------   ---------------------------------------------------   -------------
$195,597     Agreement with Goldman Sachs International                $6,099
             terminating March 8, 1999 for the Portfolio to pay
             3 month USD-LIBOR plus 2.00% and to receive
             the THB SET Index converted into USD at the
             mid-market rate on March 30, 1999.  (SS.)

 (SS.) Security: is not actively traded.

     Glossary:
     LIBOR--London Interbank Offer Rate
     THB--Thai Baht
     USD--U.S. Dollar



At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                                        LOCAL
                                                      CONTRACT       COST ON         U.S.$        UNREALIZED
                                                       AMOUNT      ORIGINATION      CURRENT     APPRECIATION/
                                                       (000'S)         DATE          VALUE      (DEPRECIATION)
                                                     ----------   -------------   ----------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Czech Republic Koruna, expiring 1/4/99 ...........        285        $  9,523      $  9,506      $      (17)
Greek Drachma, expiring 1/5/99 ...................     12,970          45,814        46,341             527
South Korean Won, expiring 1/4/99 ................    203,742         168,689       169,362             673
Malaysian Ringgit, expiring 2/11/99 ..............      1,513         335,144       278,581         (56,563)
South African Rand, expiring 6/21/99 .............      1,975         306,328       318,305          11,977
FOREIGN CURRENCY SELL CONTRACTS
South Korean Won, expiring 1/4/99-1/7/99 .........    643,152         421,000       534,543        (113,543)
Malaysian Ringgit, expiring 2/11/99 ..............      1,513         335,144       278,581          56,563
South African Rand, expiring 6/21/99 .............      1,975         336,000       318,305          17,695
                                                                                                 ----------
                                                                                                 $  (82,688)
                                                                                                 ==========

Investment security transactions for the year ended December 31, 1998 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $59,278,473
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     30,738,909

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal Income tax purposes was as follows:


Aggregate gross unrealized appreciation ..........    $  2,927,664
Aggregate gross unrealized depreciation ..........      (7,754,695)
                                                      ------------
Net unrealized depreciation ......................    $ (4,827,031)
                                                      ============
Federal income tax cost of investments ...........    $ 41,216,513
                                                      ============

For the period from January 1, 1998 to December 31, 1998, the Portfolio incurred approximately $596 as brokerage commissions with Morgan Stanley & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $6,887,145, of which $70,373 expires in the year 2005 and $6,816,772 expires in the year 2006.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
COMMON STOCKS:
BASIC MATERIALS (2.7%)
CHEMICALS (1.5%)
Dow Chemical Co. .....................    5,200                $    472,875
E.I. Du Pont de Nemours & Co.            23,600                   1,252,275
Ecolab, Inc. .........................    1,600                      57,900
FMC Corp.* ...........................      200                      11,200
Great Lakes Chemical Corp. ...........      800                      32,000
Hercules, Inc. .......................    1,300                      35,587
Monsanto Co. .........................   13,600                     646,000
NACCO Industries, Inc. Class A .......      100                       9,200
PPG Industries, Inc. .................    4,400                     256,300
Perkin-Elmer Corp. ...................    1,400                     136,588
Rohm & Haas Co. ......................    4,000                     120,500
Sealed Air Corp.* ....................    2,107                     107,589
Union Carbide Corp.
  Holding Co. ........................    3,500                     148,750
                                                               ------------
                                                                  3,286,764
                                                               ------------
CHEMICALS--SPECIALTY (0.1%)
Eastman Chemical Co. .................    1,100                      49,225
Engelhard Corp. ......................    1,500                      29,250
Morton International, Inc. ...........    2,000                      49,000
Nalco Chemical Co. ...................      400                      12,400
Praxair, Inc. ........................    3,300                     116,325
Sigma Aldrich Corp. ..................    2,300                      67,563
W.R. Grace & Co.* ....................      700                      10,981
                                                               ------------
                                                                    334,744
                                                               ------------
METALS & MINING (0.6%)
ASARCO, Inc. .........................      400                       6,025
Barrick Gold Corp. ...................    9,600                     187,200
Cyprus Amax Minerals Co. .............      400                       4,000
Freeport McMoran Copper &
  Gold, Inc., Class B ................      800                       8,350
Homestake Mining Co. .................    4,500                      41,344
Inco Ltd. ............................    3,300                      34,856
Minnesota Mining &
  Manufacturing Co. ..................    9,200                     654,350
Newmont Mining Corp. .................    3,900                      70,444
Owens-Illinois, Inc.* ................    3,000                      91,875
Phelps Dodge Corp. ...................    1,900                      96,662
Placer Dome, Inc. ....................    6,500                      74,750
Reynolds Metals Co. ..................    1,700                      89,569
Worthington Industries, Inc. .........      700                       8,750
                                                               ------------
                                                                  1,368,175
                                                               ------------
PAPER (0.4%)
Fort James Corp. .....................    5,300                     212,000
Georgia-Pacific Corp. ................    2,400                     140,550
Ikon Office Solutions, Inc. ..........    2,800                      23,975
International Paper Co. ..............    6,900                     309,206
Louisiana-Pacific Corp. ..............    2,900                      53,106
Mead Corp. ...........................    1,400                      41,037
Temple-Inland, Inc. ..................      700                      41,519
Union Camp Corp. .....................    1,700                     114,750
Westvaco Corp. .......................    1,100                      29,494
Willamette Industries, Inc. ..........    1,400                      46,900
                                                               ------------
                                                                  1,012,537
                                                               ------------
STEEL (0.1%)
Nucor Corp. ..........................    1,600                      69,200
Timken Co. ...........................      600                      11,325

                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
USX-U.S. Steel Group, Inc. ...........    3,000                $     69,000
                                                               ------------
                                                                    149,525
                                                               ------------
  TOTAL BASIC MATERIALS ..............                            6,151,745
                                                               ------------
BUSINESS SERVICES (2.8%)
ENVIRONMENT CONTROL (0.5%)
Browning--Ferris Industries, Inc......    4,500                     127,969
Danaher Corp. ........................    3,400                     184,663
Pall Corp. ...........................    3,500                      88,594
Pioneer Hi-Bred International,
  Inc. ...............................    3,000                      81,000
Waste Management, Inc. ...............   11,772                     548,869
                                                               ------------
                                                                  1,031,095
                                                               ------------
PRINTING, PUBLISHING,
  BROADCASTING (1.9%)
Clear Channel
  Communications, Inc.* ..............    6,100                     332,450
Donnelley (R.R.) & Sons Co. ..........    2,000                      87,625
Dow Jones & Co., Inc. ................    1,200                      57,750
Harcourt General, Inc. ...............      300                      15,956
Interpublic Group, Inc. ..............    2,700                     215,325
King World Productions, Inc.* ........      400                      11,775
Knight Ridder, Inc. ..................    2,400                     122,700
McGraw Hill Cos., Inc. ...............    2,400                     244,500
MediaOne Group, Inc.* ................   13,600                     639,200
New York Times Co., Class A ..........    4,400                     152,625
Omnicom Group, Inc. ..................    3,100                     179,800
Polaroid Corp. .......................    2,000                      37,375
Time Warner, Inc. ....................   23,400                   1,452,263
Times Mirror Co., Class A ............    1,500                      84,000
Tribune Co. ..........................    3,100                     204,600
Viacom, Inc., Class B* ...............    6,300                     466,200
                                                               ------------
                                                                  4,304,144
                                                               ------------
PROFESSIONAL SERVICES (0.3%)
Pitney Bowes, Inc. ...................    6,500                     429,406
Service Corp. International ..........    5,700                     216,956
                                                               ------------
                                                                    646,362
                                                               ------------
TRUCKING, SHIPPING (0.1%)
FDX Corp.* ...........................    3,580                     318,620
Laidlaw, Inc. ........................    3,800                      38,237
                                                               ------------
                                                                    356,857
                                                               ------------
  TOTAL BUSINESS SERVICES ............                            6,338,458
                                                               ------------
CAPITAL GOODS (6.0%)
AEROSPACE (1.1%)
Aeroquip-Vickers, Inc. ...............      600                      17,962
B.F. Goodrich Co. ....................    2,100                      75,337
Boeing Co. ...........................   20,700                     675,338
General Dynamics Corp. ...............    2,800                     164,150
Lockheed Martin Corp. ................    4,700                     398,325
Northrop Grumman Corp. ...............    1,800                     131,625
Parker-Hannifin Corp. ................    2,100                      68,775
Raytheon Co., Class B ................    8,000                     426,000
United Technologies Corp. ............    4,700                     511,125
                                                               ------------
                                                                  2,468,637
                                                               ------------
BUILDING & CONSTRUCTION (0.5%)
Alcan Aluminum Ltd. ..................    5,500                     148,844
Allegheny Teledyne, Inc. .............    3,900                      79,706
Aluminum Company of America ..........    3,400                     253,513

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
Armstrong World Industries, Inc. ...        800                $     48,250
Eaton Corp. ..........................    2,000                     141,375
Fleetwood Enterprises, Inc. ..........      100                       3,475
Fluor Corp. ..........................    1,800                      76,612
Kaufman & Broad Home Corp. ...........      600                      17,250
Masco Corp. ..........................    8,400                     241,500
Pulte Corp. ..........................      700                      19,469
Snap-On, Inc. ........................    1,300                      45,256
The Stanley Works ....................    2,000                      55,500
                                                               ------------
                                                                  1,130,750
                                                               ------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.4%)
Bethlehem Steel Corp* ................    1,500                      12,562
Black & Decker Corp. .................    1,800                     100,913
Boise Cascade Corp. ..................      500                      15,500
Champion International Corp. .........    2,400                      97,200
Lowe's Cos. , Inc. ...................    7,900                     404,381
Owens Corning ........................      500                      17,719
Weyerhaeuser Co. .....................    4,600                     233,738
                                                               ------------
                                                                    882,013
                                                               ------------
ELECTRICAL EQUIPMENT (3.3%)
Cooper Industries, Inc. ..............    2,700                     128,756
General Electric Co. .................   70,000                   7,144,375
Honeywell, Inc. ......................    3,200                     241,000
                                                               ------------
                                                                  7,514,131
                                                               ------------
MACHINERY (0.7%)
Case Corp. ...........................    2,400                      43,625
Caterpillar, Inc. ....................    8,400                     386,400
Cummins Engine, Inc. .................    1,000                      35,500
Deere & Co. ..........................    6,000                     198,750
Dover Corp. ..........................    4,000                     146,500
Harnischfeger Industries, Inc. .......      500                       5,094
Illinois Tool Works, Inc. ............    5,900                     342,200
Ingersol-Rand Co. ....................    4,200                     197,138
McDermott International, Inc. ........      700                      17,281
SPX Corp.* ...........................        1                          66
Thermo Electron Corp.* ...............    2,700                      45,731
W.W. Grainger, Inc. ..................    1,100                      45,787
                                                               ------------
                                                                  1,464,072
                                                               ------------
  TOTAL CAPITAL GOODS ................                           13,459,603
                                                               ------------
CONSUMER CYCLICALS (9.7%)
AIRLINES (0.3%)
AMR Corp.* ...........................    4,000                     237,500
Delta Airlines, Inc. .................    2,100                     109,200
Southwest Airlines Co. ...............    7,750                     173,891
U.S. Air Group, Inc. .................    1,400                      72,800
                                                               ------------
                                                                    593,391
                                                               ------------
APPAREL & TEXTILES (0.0%)
Fruit of the Loom, Inc.* .............    1,700                      23,481
                                                               ------------
AUTO RELATED (0.7%)
Allied Signal, Inc. ..................   12,800                     567,200
Autozone, Inc.* ......................    2,600                      85,638
Cooper Tire & Rubber Co. .............      200                       4,087
Genuine Parts Co. ....................    2,400                      80,250
Goodyear Tire & Rubber Co. ...........    4,000                     201,750
Johnson Controls, Inc. ...............    1,800                     106,200
Paccar Inc. ..........................    1,700                      69,913
Ryder System, Inc. ...................      300                       7,800



                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
TRW Inc. .............................    2,300                $    129,231
Tenneco, Inc. ........................    4,800                     163,500
Textron, Inc. ........................    2,900                     220,219
                                                               ------------
                                                                  1,635,788
                                                               ------------
AUTOS & TRUCKS (1.2%)
Dana Corp. ...........................    4,342                     177,479
Ford Motor Co. .......................   25,100                   1,473,056
General Motors Corp. .................   14,200                   1,016,188
Navistar International Corp.* ........      700                      19,950
                                                               ------------
                                                                  2,686,673
                                                               ------------
FOOD SERVICES, LODGING (0.2%)
Darden Restaurants, Inc. .............    1,700                      30,600
Hilton Hotels Corp. ..................    5,400                     103,275
Marriott International, Inc. .........    4,500                     130,500
Mirage Resorts, Inc.* ................    5,500                      82,156
                                                               ------------
                                                                    346,531
                                                               ------------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.6%)
Maytag Corp. .........................    2,400                     149,400
Unilever N.V. (NY Shares) ............   13,600                   1,127,950
Whirlpool Corp. ......................    1,300                      71,988
                                                               ------------
                                                                  1,349,338
                                                               ------------
LEISURE RELATED (1.1%)
American Greetings
  Corp., Class A .....................      500                      20,531
Brunswick Corp. ......................    2,400                      59,400
Carnival Corp. .......................   12,800                     614,400
Cendant Corp.* .......................   19,300                     367,906
Fortune Brands, Inc. .................    3,100                      98,038
Walt Disney (The) Co. ................   43,000                   1,290,000
                                                               ------------
                                                                  2,450,275
                                                               ------------
PHOTO & OPTICAL (0.3%)
Bausch & Lomb, Inc. ..................    1,500                      90,000
Eastman Kodak Co. ....................    6,700                     482,400
                                                               ------------
                                                                    572,400
                                                               ------------
RETAIL--GENERAL (5.3%)
Consolidated Stores Corp.* ...........    2,500                      50,469
Costco Co., Inc.* ....................    5,100                     368,156
Dayton Hudson Corp. ..................    8,900                     482,825
Dillards, Inc., Class A ..............    2,200                      62,425
Dollar General Corp. .................    5,325                     125,803
Federated Department Stores,
  Inc.* ..............................    4,600                     200,388
Fred Meyer, Inc.* ....................    3,800                     228,950
GAP, Inc. ............................   11,850                     666,563
Hasbro, Inc. .........................    1,900                      68,638
Home Depot, Inc. .....................   33,100                   2,025,306
J.C. Penny Co. .......................    6,200                     290,625
K-Mart Corp.* ........................   10,100                     154,656
Kohl's Corp.* ........................    3,800                     233,462
Limited, Inc. ........................    5,800                     168,925
Liz Claiborne, Inc. ..................    1,900                      59,969
Loews Corp. ..........................    2,000                     196,500
Mattel, Inc. .........................    7,300                     166,531
May Department Stores Co. ............    5,000                     301,875
Newell Co. ...........................    4,300                     177,375
Nike, Inc., Class B ..................    4,400                     178,475
Nordstrom, Inc. ......................    3,400                     117,938

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
Reebok International Ltd.* ...........      200                $      2,975
Sears Roebuck & Co. ..................    7,500                     318,750
Sherwin-Williams Co. .................    4,200                     123,375
Staples, Inc.* .......................    7,200                     314,550
TJX Cos., Inc. .......................    7,700                     223,300
Toys-R-Us, Inc.* .....................    4,700                      79,312
VF Corp. .............................    2,700                     126,562
Wal-Mart Stores, Inc. ................   47,400                   3,860,137
Walgreen Co. .........................   10,200                     597,337
                                                               ------------
                                                                 11,972,152
                                                               ------------
  TOTAL CONSUMER CYCLICALS ...........                           21,630,029
                                                               ------------
CONSUMER NON-CYCLICALS (22.2%)
BEVERAGES (2.8%)
Adolf Coors Co., Class B .............      800                      45,150
Anheuser-Busch Cos., Inc. ............   10,300                     675,938
Brown-Forman Corp., Class B ..........      500                      37,844
Coca Cola Co. ........................   52,600                   3,517,625
Coca Cola Enterprises, Inc. ..........    9,200                     328,900
PepsiCo, Inc. ........................   30,700                   1,256,781
Seagram Co., Ltd. ....................    9,300                     353,400
                                                               ------------
                                                                  6,215,638
                                                               ------------
CONTAINERS (0.2%)
BB&T Corp. ...........................    5,300                     213,656
Bemis Co., Inc. ......................      400                      15,175
Crown Cork & Seal Co., Inc. ..........    3,500                     107,844
Rubbermaid, Inc. .....................    4,100                     128,894
                                                               ------------
                                                                    465,569
                                                               ------------
DRUGS (7.6%)
Abbot Laboratories ...................   31,700                   1,553,300
Allergan, Inc. .......................    1,800                     116,550
Alza Corp., Class A* .................    2,400                     125,400
American Home Products Corp. .........   27,700                   1,559,856
Amgen, Inc.* .........................    5,800                     606,462
Bristol-Myers Squibb Co. .............   21,000                   2,810,062
CVS Corp. ............................    7,800                     429,000
Centrex Corp. ........................    1,800                      81,112
IMS Health, Inc. .....................    3,700                     279,119
Merck & Co., Inc. ....................   25,400                   3,751,262
Pfizer, Inc. .........................   27,600                   3,462,075
Pharmacia & Upjohn, Inc. .............   11,500                     651,187
Rite Aid Corp. .......................    6,200                     307,287
Warner Lambert Co. ...................   17,700                   1,330,819
                                                               ------------
                                                                 17,063,491
                                                               ------------
FOODS (2.4%)
Albertson's, Inc. ....................    5,800                     369,387
American Stores Co. ..................    6,700                     247,481
Archer Daniels Midland Co. ...........   14,340                     246,469
Bestfoods ............................    5,400                     287,550
Campbell Soup Co. ....................    9,000                     495,000
ConAgra, Inc. ........................    9,500                     299,250
General Mills, Inc. ..................    3,800                     295,450
H.J. Heinz Co. .......................    8,500                     481,312
Hershey Foods Corp. ..................    2,200                     136,812
Kellogg Co. ..........................    8,900                     303,712
McDonald's Corp. .....................   14,800                   1,134,050
Quaker Oats Co. ......................    3,500                     208,250
Ralston-Ralston Purina Group .........    5,700                     184,537
Sara Lee Corp. .......................   19,400                     546,838
Supervalu, Inc. ......................    1,800                      50,400



                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                         -------------------   -------------------
Wm. Wrigley Jr. Co. ..................    2,200                $    197,037
                                                               ------------
                                                                  5,483,535
                                                               ------------
HOSPITAL SUPPLIES &
  SERVICES (4.6%)
Air Products &
  Chemicals, Inc. ....................    5,800                     232,000
Bard (C.R.), Inc. ....................      400                      19,800
Baxter International, Inc. ...........    5,600                     360,150
Becton Dickinson & Co. ...............    6,000                     256,125
Biomet, Inc. .........................    3,000                     120,750
Boston Scientific Corp.* .............    9,100                     243,994
Cardinal Health, Inc. ................    4,750                     360,406
Columbia HCA Healthcare Corp.            14,500                     358,875
Eli Lilly & Co. ......................   23,300                   2,070,788
Guidant Corp. ........................    3,500                     385,875
HBO & Co. ............................   10,900                     312,694
HCR Manor Care, Inc.* ................    2,000                      58,750
Healthsouth Corp.* ...................   10,200                     157,463
Humana, Inc.* ........................    2,800                      49,875
Johnson & Johnson ....................   29,500                   2,474,313
Mallinckrodt, Inc. ...................    1,800                      55,463
Medtronic, Inc. ......................   10,200                     757,350
Schering-Plough Corp. ................   32,200                   1,779,050
St. Jude Medical, Inc.* ..............      893                      24,725
Tenet Healthcare Corp.* ..............    5,600                     147,000
                                                               ------------
                                                                 10,225,446
                                                               ------------
RETAIL--FOOD (0.7%)
Kroger Co.* ..........................    6,100                     369,050
Safeway, Inc.* .......................   10,800                     658,125
Sysco Corp. ..........................    5,600                     153,650
Tricon Global Restaurants, Inc.* .....    3,500                     175,438
Wendy's International, Inc. ..........    3,800                      82,888
Winn-Dixie Stores, Inc. ..............    2,500                     112,188
                                                               ------------
                                                                  1,551,339
                                                               ------------
SOAPS & TOILETRIES (2.5%)
Avon Products, Inc. ..................    6,300                     278,775
Clorox Co. ...........................    2,500                     292,031
Colgate Palmolive Co. ................    5,900                     547,963
Gillette Co. .........................   24,600                   1,188,488
International Flavors &
  Fragrances, Inc. ...................    2,500                     110,469
Kimberly Clark Corp. .................   12,300                     670,350
Procter & Gamble Co. .................   28,100                   2,565,881
                                                               ------------
                                                                  5,653,957
                                                               ------------
TOBACCO (1.4%)
Phillip Morris Cos., Inc. ............   51,700                   2,765,950
RJR Nabisco Holdings Corp. ...........    8,000                     237,500
UST, Inc. ............................    5,000                     174,375
                                                               ------------
                                                                  3,177,825
                                                               ------------
  TOTAL CONSUMER NON-CYCLICALS........                           49,836,800
                                                               ------------
CREDIT SENSITIVE (25.0%)
BANKS (6.6%)
Bank One Corp. .......................   24,450                   1,248,478
Bank of New York Co., Inc. ...........   17,400                     700,350
BankAmerica Corp. ....................   36,566                   2,198,531
BankBoston Corp. .....................    7,200                     280,350
Chase Manhattan Corp. ................   17,700                   1,204,706
Comerica, Inc. .......................    3,950                     269,341

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   -------------------
Fifth Third Bancorp .................    6,200                $    442,137
First Union Corp. ...................   20,520                   1,247,872
Firstar Corp. .......................    3,500                     326,369
Huntington Bancshares ...............    3,340                     100,409
J.P. Morgan & Co. ...................    3,900                     409,744
KeyCorp .............................   10,600                     339,200
MBNA Corp. ..........................   17,100                     426,431
Mellon Bank Corp. ...................    6,200                     426,250
Mercantile Bancorp, Inc. ............    4,200                     193,725
National City Corp. .................    7,800                     565,500
Northern Trust Corp. ................    2,800                     244,475
PNC Bank Corp. ......................    7,200                     389,700
Regions Financial Corp. .............    4,900                     197,531
Republic New York Corp. .............    2,600                     118,462
State Street Corp. ..................    2,800                     194,775
Summit Bancorp ......................    4,600                     200,962
SunTrust Banks, Inc. ................    7,400                     566,100
Synovus Financial Corp. .............    4,450                     108,469
Union Planters Corp. ................    2,600                     117,813
U.S. Bancorp ........................   16,600                     589,300
Wachovia Corp. ......................    4,100                     358,494
Wells Fargo Co. .....................   33,700                   1,345,894
                                                              ------------
                                                                14,811,368
                                                              ------------
FINANCIAL SERVICES (5.8%)
American Express Co. ................    9,400                     961,150
Associates First Capital Corp.,
  Class A ...........................   15,024                     636,642
Automatic Data Processing, Inc. .....    7,000                     561,312
Bear Stearns Co., Inc. ..............    3,000                     112,125
Capital One Financial Corp. .........    1,600                     184,000
Charles Schwab Corp. ................    9,000                     505,687
Citigroup, Inc. .....................   48,300                   2,390,850
Countrywide Credit Industries,
  Inc. ..............................    3,000                     150,562
Deluxe Corp. ........................      800                      29,250
Dun & Bradstreet Corp. ..............    2,900                      91,531
Equifax, Inc. .......................    2,300                      78,631
Fannie Mae ..........................   21,400                   1,583,600
Federal Home Loan Mortgage
  Corp. .............................   14,800                     953,675
First Data Corp. ....................    8,600                     272,512
Fleet Financial Group, Inc. .........   13,100                     585,406
Franklin Resources, Inc. ............    6,100                     195,200
Golden West Financial Corp. .........      800                      73,350
H&R Block, Inc. .....................    1,400                      63,000
Hartford Financial Services
  Group, Inc. .......................    5,600                     307,300
Household International, Inc. .......   11,033                     437,183
Lehman Brothers Holdings, Inc. ......    2,700                     118,969
MGIC Investment Corp. ...............    2,800                     111,475
Merrill Lynch & Co. .................    7,300                     487,275
Morgan Stanley Dean Witter &
  Co. ...............................   12,200                     866,200
Paychex, Inc. .......................    4,000                     205,750
Providian Financial Corp. ...........    2,850                     213,750
SLM Holding Corp. ...................    3,100                     148,800
Transamerica Corp. ..................    1,000                     115,500
Washington Mutual, Inc. .............   14,002                     534,701
                                                              ------------
                                                                12,975,386
                                                              ------------



                                               NUMBER                VALUE
                                             OF SHARES              (NOTE 1)
                                        -------------------   ------------------
INSURANCE (3.1%)
Aetna, Inc. .........................    3,500                $    275,187
Allstate Corp. ......................   16,700                     645,037
American General Corp. ..............    5,200                     405,600
American International Group,
  Inc. ..............................   22,200                   2,145,075
Aon Corp. ...........................    3,000                     166,125
CIGNA Corp. .........................    4,900                     378,831
Chubb Corp. .........................    3,800                     246,525
Cincinanti Financial Corp. ..........    2,700                      98,887
Conseco, Inc. .......................    7,599                     232,244
Jefferson-Pilot Corp. ...............    1,650                     123,750
Lincoln National Corp. ..............    2,300                     188,169
MBIA, Inc. ..........................    1,900                     124,569
Marsh & McClennan Cos. ..............    6,000                     350,625
Progressive Corp. ...................    1,400                     237,125
Provident Cos., Inc. ................    3,500                     145,250
Safeco Corp. ........................    3,400                     145,987
St. Paul Cos. .......................    6,024                     209,334
SunAmerica, Inc. ....................    4,400                     356,950
Torchmark Corp. .....................    2,000                      70,625
United Healthcare Corp. .............    4,200                     180,863
Unum Corp. ..........................    3,500                     204,313
                                                              ------------
                                                                 6,931,071
                                                              ------------
UTILITY--ELECTRIC (2.1%)
AES Corp.* ..........................    3,100                     146,862
Ameren Corp. ........................    2,200                      93,912
American Electric Power Co. .........    3,000                     141,187
Baltimore Gas & Electric Co. ........    1,500                      46,313
Carolina Power & Light ..............    2,100                      98,831
Central & South West Corp. ..........    5,300                     145,419
Cinergy Corp. .......................    2,000                      68,750
Consolidated Edison, Inc. ...........    5,300                     280,238
DTE Energy Co. ......................    2,300                      98,613
Dominion Resources, Inc. ............    5,200                     243,100
Duke Energy Corp. ...................    8,500                     544,531
Edison International ................    6,700                     186,763
Entergy Corp. .......................    5,900                     183,638
FPL Group, Inc. .....................    4,700                     289,638
FirstEnergy Corp. ...................    5,800                     188,863
GPU, Inc. ...........................    3,200                     141,400
New Century Energies, Inc. ..........    2,900                     141,375
Niagara Mohawk Power, Corp.*.........    1,900                      30,638
Northern States Power Co. ...........    1,700                      47,175
PG&E Corp. ..........................    9,700                     305,550
PP&L Resources, Inc. ................    3,544                      98,789
Pacificorp ..........................    8,500                     179,031
Peco Energy Co. .....................    4,700                     195,638
Public Service Enterprise Group .....    5,000                     200,000
Southern Co. ........................   16,600                     482,438
Unicom Corp. ........................    4,300                     165,819
                                                              ------------
                                                                 4,744,511
                                                              ------------
UTILITY--GAS (0.1%)
Apache Corp. ........................    1,000                      25,313
Consolidated Natural Gas Co. ........    2,400                     129,600
Sempra Energy .......................    4,753                     120,607
                                                              ------------
                                                                   275,520
                                                              ------------
UTILITY--TELEPHONE (7.3%)
AT&T Corp. ..........................   37,200                   2,799,300
Alltel Corp. ........................    6,600                     394,763

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
                                      -------------------   -------------------
Ameritech Corp. ...................   24,300                $  1,540,013
Bell Atlantic Corp. ...............   32,600                   1,727,800
Bellsouth Corp. ...................   41,200                   2,054,850
GTE Corp. .........................   20,100                   1,306,500
MCI WorldCom, Inc.* ...............   38,997                   2,798,035
SBC Communications, Inc. ..........   41,200                   2,209,350
Sprint Corp. ......................    7,800                     656,175
U.S. West, Inc. ...................   11,522                     744,609
                                                            ------------
                                                              16,231,395
                                                            ------------
  TOTAL CREDIT SENSITIVE ..........                           55,969,251
                                                            ------------
DIVERSIFIED (0.5%)
MISCELLANEOUS (0.5%)
Berkshire Hathaway,
  Inc., Class A* ..................        1                      49,000
Tyco International Ltd. ...........   14,360                   1,083,283
                                                            ------------
  TOTAL DIVERSIFIED ...............                            1,132,283
                                                            ------------
ENERGY (6.6%)
COAL & GAS PIPELINES (0.4%)
Columbia Energy Group .............    2,250                     129,937
Eastern Enterprises ...............      100                       4,375
Enron Corp. .......................    7,700                     439,381
Sonat, Inc. .......................    2,300                      62,244
Williams Cos., Inc. ...............   10,200                     318,113
                                                            ------------
                                                                 954,050
                                                            ------------
OIL--DOMESTIC (2.2%)
Atlantic Richfield Co. ............    7,400                     482,850
Burlington Resources, Inc. ........    4,000                     143,250
Coastal Corp. .....................    5,300                     185,169
Exxon Corp. .......................   51,700                   3,780,562
Halliburton Co. ...................   10,200                     302,175
Sunoco, Inc. ......................    1,300                      46,881
                                                            ------------
                                                               4,940,887
                                                            ------------
OIL--INTERNATIONAL (2.2%)
Amerada Hess Corp. ................    1,700                      84,575
Amoco Corp. .......................    1,100                      66,413
Ashland, Inc. .....................    1,500                      72,562
Chevron Corp. .....................   13,500                   1,119,656
Houston Industries, Inc. ..........    4,500                     144,562
Kerr-McGee Corp. ..................    1,500                      57,375
Mobil Corp. .......................   17,300                   1,507,263
Occidental Petroleum Corp. ........    6,400                     108,000
Oryx Energy Co.* ..................    1,800                      24,188
Phillips Petroleum Co. ............    6,200                     264,275
Texaco, Inc. ......................   12,400                     655,650
Texas Utilities Co. ...............    7,100                     331,481
USX-Marathon Group, Inc. ..........    5,600                     168,700
Union Pacific Resources Group,
  Inc. ............................    4,300                      38,969
Unocal Corp. ......................    5,200                     151,775
                                                            ------------
                                                               4,795,444
                                                            ------------
OIL--SUPPLIES &
  CONSTRUCTION (1.3%)
Anadarko
  Petroleum Corp. .................    1,600                      49,400
Baker Hughes, Inc. ................    8,360                     147,867
Helmerich & Payne, Inc. ...........      200                       3,875
Rowan Co., Inc.* ..................    1,200                      12,000



                                             NUMBER                VALUE
                                           OF SHARES              (NOTE 1)
                                      -------------------   -------------------
Royal Dutch Petroleum Co.
  (NY Shares) .....................   46,800                $  2,240,550
Schlumberger Ltd. .................   11,500                     530,438
                                                            ------------
                                                               2,984,130
                                                            ------------
RAILROADS (0.5%)
Burlington Northern
  Santa Fe Corp. ..................    9,900                     334,125
CSX Corp. .........................    5,500                     228,250
Norfolk Southern Corp. ............    7,200                     228,150
Union Pacific Corp. ...............    5,800                     261,363
                                                            ------------
                                                               1,051,888
                                                            ------------
  TOTAL ENERGY ....................                           14,726,399
                                                            ------------
TECHNOLOGY (19.8%)
ELECTRONICS (7.6%)
AMP, Inc. .........................    5,191                     270,256
Adobe Systems, Inc. ...............    1,700                      79,475
Applied Material, Inc.* ...........    7,200                     307,350
Circuit City Stores-Circuit City
  Group ...........................    2,500                     124,844
Computer Associates
  International, Inc. .............   11,300                     481,662
Compuware Corp.* ..................    3,900                     304,200
Emerson Electric Co. ..............   10,000                     605,000
Gateway 2000, Inc.* ...............    2,800                     143,325
Harris Corp. ......................    2,000                      73,250
ITT Industries, Inc. ..............    1,500                      59,625
Intel Corp. .......................   35,600                   4,220,825
KLA Tencor Corp.* .................    2,100                      91,087
LSI Logic Corp.* ..................    2,000                      32,250
Micron Technology, Inc.* ..........    5,000                     252,812
Microsoft Corp.* ..................   53,400                   7,405,912
National Semiconductor Corp.* .....    4,000                      54,000
Novell, Inc.* .....................    8,700                     157,687
Raychem Corp. .....................    1,000                      32,312
Rockwell International Corp. ......    4,000                     194,250
Solectron Corp.* ..................    2,800                     260,225
Seagate Technology, Inc.* .........    5,900                     178,475
Silicon Graphics, Inc.* ...........    5,300                      68,237
Sun Microsystems, Inc.* ...........    7,900                     676,438
Tandy Corp. .......................    2,700                     111,206
Tektronix, Inc. ...................    1,500                      45,094
Texas Instruments, Inc. ...........    8,100                     693,056
Thomas & Betts Corp. ..............    1,200                      51,975
                                                            ------------
                                                              16,974,828
                                                            ------------
OFFICE EQUIPMENT (5.6%)
Apple Computer, Inc.* .............    2,700                     110,531
Autodesk, Inc. ....................    1,300                      55,494
Avery Dennison Corp. ..............    3,200                     144,200
Cabletron Systems* ................    5,700                      47,738
Compaq Computer Corp. .............   36,939                   1,549,129
Data General Corp.* ...............    1,600                      26,300
Dell Computer Corp.* ..............   27,100                   1,983,381
EMC Corp.* ........................   10,700                     909,500
Electronic Data Systems Corp. .....   11,200                     562,800
Hewlett Packard Co. ...............   22,800                   1,557,525
International Business Machines
  Corp. ...........................   19,700                   3,639,575
Oracle Corp.* .....................   21,100                     909,938
Parametric Technology Corp.* ......    6,900                     112,125

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                         NUMBER          VALUE
                                       OF SHARES        (NOTE 1)
                                      -----------   ---------------
Unisys Corp.* .....................       5,000     $    172,188
Xerox Corp. .......................       7,400          873,200
                                                    ------------
                                                      12,653,624
                                                    ------------
OFFICE EQUIPMENT SERVICES (1.0%)
America Online, Inc*. .............       9,800        1,568,000
BMC Software, Inc.* ...............       5,100          227,269
Ceridian Corp.* ...................       1,800          125,663
Computer Sciences Corp. ...........       3,800          244,863
PeopleSoft, Inc.* .................       5,800          109,838
                                                    ------------
                                                       2,275,633
                                                    ------------
TELECOMMUNICATIONS (5.6%)
3Com Corp.* .......................       7,400          331,613
Advanced Micro Devices, Inc.* .....       2,400           69,450
AirTouch Communications, Inc.*           12,300          887,138
Andrew Corp.* .....................       2,500           41,250
Ascend Communications, Inc.* ......       4,400          289,300
CBS Corp. .........................      15,500          507,625
Cisco Systems, Inc.* ..............      33,700        3,127,781
Comcast Corp., Class A ............       7,500          440,156
Corning, Inc. .....................       5,600          252,000
Frontier Corp. ....................       4,600          156,400
Gannett Co. .......................       6,600          425,700
General Instrament Corp.* .........       3,600          122,175
Lucent Technologies, Inc. .........      28,100        3,091,000
Motorola, Inc. ....................      12,500          763,281
Nextel Communications, Inc.,
  Class A* ........................       6,700          158,288
Northern Telecom Ltd. .............      13,580          680,698
Scientific-Atlanta, Inc. ..........       1,900           43,344
Sprint PCS* .......................      10,250          237,031
Telecommunications, Inc.,
  Class A* ........................       9,700          536,531
Tellabs, Inc.* ....................       4,000          274,249
                                                    ------------
                                                      12,435,010
                                                    ------------
  TOTAL TECHNOLOGY ................                   44,339,095
                                                    ------------
TOTAL COMMON STOCKS (95.3%)
  (Cost $192,500,265)..............                  213,583,663

                                           PRINCIPAL         VALUE
                                            AMOUNT          (NOTE 1)
                                         ------------   ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.0%)
U.S. Treasury Bill
  1/21/99 ............................    $  965,000     $     963,004
  2/4/99- ............................       785,000           782,100
  2/11/99 ............................     1,379,000         1,372,756
  3/11/99 ............................     8,505,000         8,437,955
  3/18/99 ............................     5,340,000         5,293,222
  4/1/99 .............................     5,715,000         5,655,336
                                                         -------------
TOTAL SHORT-TERM DEBT SECURITIES (10.0%)
  (Amortized Cost $22,493,397)........                      22,504,373
                                                         -------------
TOTAL INVESTMENTS (105.3%)
  (Cost/Amortized Cost
  $214,993,662).......................                     236,088,036
OTHER ASSETS
  LESS LIABILITIES (-5.3%) ...........                     (11,841,183)
                                                         -------------
NET ASSETS (100%) ....................                   $ 224,246,853
                                                         =============


















----------
*     Non-income producing

- All, or a portion of securities held by broker as collateral for financial futures contracts.
  Glossary:
  ADR--American Depository Receipts

EQ ADVISORS TRUST
BT EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
At December 31, 1998, the Portfolio had the following futures contracts open:
(Note 1)




                             NUMBER
                               OF         AGGREGATE     EXPIRATION      UNREALIZED
       PURCHASES:          CONTRACTS     FACE VALUE        DATE        APPRECIATION
-----------------------   -----------   ------------   ------------   -------------
S&P 500 Index .........   31             $9,652,625    March `99         $47,461
                                                                         =======

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $194,519,887
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........       2,171,672

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation .........     $ 27,006,657
Aggregate gross unrealized depreciation .........       (5,913,732)
                                                      ------------
Net unrealized appreciation .....................     $ 21,092,925
                                                      ============
Federal income tax cost of investments ..........     $214,995,111
                                                      ============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $20,368,871 which was secured by collateral of $20,909,620.

































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
COMMON STOCKS, RIGHTS
  AND WARRANTS:
AUSTRALIA & NEW ZEALAND (2.4%)
AUSTRALIA (2.3%)
AMP Ltd.* ...........................    6,897                 $  87,375
Amcor Ltd. ..........................    5,154                    22,021
Australian Gas & Light Co.,
  Ltd. ..............................    2,360                    16,997
Boral Ltd. ..........................    7,252                    10,309
Brambles Industries Ltd. ............    1,458                    35,512
Broken Hill Proprietary Ltd. ........   13,472                    99,216
CSR Ltd. ............................    8,427                    20,603
Coca-Cola Amatil Ltd. ...............    7,627                    28,414
Coles Meyer Ltd. ....................    7,669                    40,178
Fosters Brewing Corp. ...............   14,661                    39,707
GIO Australia Holdings Ltd. .........    4,650                    15,272
General Property Trust ..............   12,671                    23,681
Lend Lease Corp. ....................    3,262                    43,973
National Australia Bank Ltd. ........    8,755                   131,970
News Corp., Ltd. ....................   13,134                    86,756
Normandy Mining Ltd. ................    9,317                     8,621
Pacific Dunlop Ltd. .................    8,588                    13,892
Pioneer International Ltd. ..........    9,978                    21,093
Rio Tinto Ltd. ......................    2,635                    31,250
Santos Ltd. .........................    4,030                    10,816
Southcorp Ltd. ......................    4,187                    13,354
TABCORP Holdings Ltd. ...............    3,437                    21,060
Telstra Corp., Ltd.* ................   35,059                   163,910
WMC Ltd. ............................    8,031                    24,211
Westfield Trust .....................    8,047                    17,751
Westpac Banking Corp. ...............   13,686                    91,576
                                                               ---------
                                                               1,119,518
                                                               ---------
NEW ZEALAND (0.1%)
Brierley Investments Ltd. ...........   14,287                     3,235
Carter Holt Harvey Ltd. .............    7,285                     6,521
Lion Nathan Ltd. ....................    2,964                     7,538
Telecom Corp. of New Zealand
  Ltd. ..............................    9,577                    41,603
                                                               ---------
                                                                  58,897
                                                               ---------
  TOTAL AUSTRALIA &
     NEW ZEALAND ....................                          1,178,415
                                                               ---------
JAPAN (19.2%)
77 Bank Ltd. ........................    3,000                    30,040
Acom Co., Ltd. ......................    1,000                    64,333
Advantest Corp. .....................    1,000                    63,447
Ajinomoto Co. .......................    4,000                    42,534
Amada Co., Ltd. .....................    3,000                    14,542
Aoyamma Trading Co., Ltd. ...........      200                     5,600
Asahi Bank Ltd. .....................   14,000                    51,360
Asahi Breweries Ltd. ................    3,000                    44,262
Asahi Chemical Industry Co.,
  Ltd. ..............................    8,000                    38,210
Asahi Glass Co., Ltd. ...............    8,000                    49,694
Bank of Tokyo-Mitsubushi Ltd. .......   28,000                   290,297
Bridgestone Corp. ...................    5,000                   113,647
Canon, Inc. .........................    6,000                   128,401
Casio Computer Co., Ltd. ............    2,000                    14,781
Chiba Bank Ltd. .....................    7,000                    27,851
Citizen Watch Co., Ltd. .............    3,000                    18,077
Credit Saison Co., Ltd. .............    1,100                    27,147
Daiei, Inc. .........................    7,000                    19,043



                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
Daikin Industries Ltd. ..............    3,000                 $  29,774
Dai Nippon Printing Co., Ltd. .......    5,000                    79,841
Daiichi Pharma Co., Ltd. ............    2,000                    33,833
Dainippon Ink and Chemicals,
  Inc. ..............................    7,000                    19,167
Daiwa House Industry Co., Ltd. ......    4,000                    42,641
Daiwa Securities Co., Ltd. ..........    5,000                    17,102
Denso Corp. .........................    6,000                   111,121
East Japan Railway Co. ..............       25                   139,787
Ebara Corp. .........................    2,000                    17,244
Eisai Co., Ltd. .....................    2,000                    38,990
Fanuc ...............................    1,700                    58,299
Fuji Bank Ltd. ......................   18,000                    66,354
Fuji Photo Film Co. .................    3,000                   111,653
Fujitsu Ltd. ........................   11,000                   146,699
Furukawa Electric Co., Ltd. .........    6,000                    20,470
Gunma Bank Ltd. .....................    4,000                    31,795
Hankyu Corp. ........................    5,000                    21,976
Hitachi Ltd. ........................   21,000                   130,262
Honda Motor Co., Ltd. ...............    6,000                   197,253
House Foods Corp. ...................    1,000                    16,925
Hoya Corp. ..........................    1,000                    48,737
Industrial Bank of Japan Ltd. .......   15,000                    69,251
Isetan Co., Ltd. ....................    2,000                    21,480
Ito-Yokado Co., Ltd. ................    3,000                   210,013
Itochu Corp. ........................    9,000                    17,386
JUSCO Co., Ltd. .....................    2,000                    40,496
Japan Airlines Co., Ltd.* ...........   12,000                    31,688
Japan Energy Corp. ..................    7,000                     6,637
Joyo Bank Ltd. ......................    8,000                    31,334
Kajima Corp. ........................    8,000                    20,913
Kaneka Corp. ........................    3,000                    22,517
Kansai Electric Power Co., Inc. .....    6,100                   133,784
Kao Corp. ...........................    4,000                    90,386
Kawasaki Heavy Industries Ltd. ......   12,000                    28,179
Kawasaki Steel Corp. ................   25,000                    37,439
Kinden Corp. ........................    2,000                    30,448
Kinki Nippon Railway Co., Ltd. ......   10,000                    53,611
Kirin Brewery Co., Ltd. .............    7,000                    89,322
Kokuyo ..............................    1,000                    13,478
Komatsu Ltd. ........................    8,000                    42,038
Komori Corp. ........................    1,000                    21,090
Kubuto Corp. ........................    9,000                    26,876
Kuraray Co., Ltd. ...................    3,000                    33,150
Kyocera Corp. .......................    1,000                    52,902
Marui Co., Ltd. .....................    3,000                    57,820
Matsushita Electric Industries
  Co. ...............................   13,000                   230,279
Meiji Seika .........................    4,000                    15,950
Minebea Co., Ltd. ...................    3,000                    34,400
Mitsubishi Chemical Corp. ...........   14,000                    29,526
Mitsubishi Corp. ....................   11,000                    63,359
Mitsubishi Electric Corp. ...........   15,000                    47,187
Mitsubishi Estate Co., Ltd. .........    8,000                    71,812
Mitsubishi Heavy Industries Ltd.        22,000                    85,778
Mitsubishi Materials Corp. ..........   10,000                    16,837
Mitsubishi Trust & Banking
  Corp. .............................    8,000                    51,538
Mitsui & Co., Ltd. ..................   11,000                    61,507
Mitsui Fudosan Co., Ltd. ............    5,000                    37,882
Mitsui Marine & Fire Insurance
  Co., Ltd. .........................    6,000                    31,635

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
Mitsui Mining & Smelting Co.,
  Ltd. ..............................    5,000                     $24,679
Murata Manufacturing Co., Ltd. ......    2,000                      83,119
NAMCO Ltd. ..........................    1,000                      20,115
NEC Corp. ...........................    9,000                      82,942
NGK Insulators Ltd. .................    3,000                      38,733
NGK Spark Plug Co., Ltd. ............    1,000                      10,199
Nagoya Railroad Co., Ltd. ...........    2,000                       7,266
Nikon Corp. .........................    1,000                       9,747
Nippon COMSYS Corp. .................    1,000                      13,638
Nippon Express Co., Ltd. ............    8,000                      45,086
Nippon Meat Packers, Inc. ...........    2,000                      32,255
Nippon Oil Co. ......................    9,000                      31,422
Nippon Paper Industries Co. .........    6,000                      27,328
Nippon Steel Corp. ..................   40,000                      72,663
Nippon Telegraph & Telephone
  Corp. .............................       75                     579,530
Nippon Yusen Labushiki Kaisha .......    7,000                      22,144
Nissan Motor Co., Ltd. ..............   11,000                      33,726
Nissin Food Products Co., Inc. ......    1,000                      25,211
Nitto Denko Corp. ...................    1,000                      16,659
Nomura Securities Co. ...............   13,000                     113,469
Obayashi Corp. ......................    6,000                      28,817
Odakyu Electric Railway .............    3,000                      10,501
Oji Paper Co., Ltd. .................    7,000                      36,411
Olympus Optical Co., Ltd. ...........    2,000                      23,022
Omron Corp. .........................    1,000                      13,717
Onward Kashiyama Co., Ltd. ..........    1,000                      13,452
Orix Corp. ..........................    1,000                      74,790
Osaka Gas Co., Ltd. .................   18,000                      62,047
Pioneer Electronic Corp. ............    1,000                      16,792
Rohm Co. ............................    1,000                      91,183
SHIMANO, Inc. .......................    1,000                      25,831
SMC Corp. ...........................    1,000                      79,929
Sakura Bank Ltd. ....................   24,000                      55,082
Sankyo Co. ..........................    3,000                      65,662
Sanyo Electric Co., Ltd. ............   13,000                      40,319
Secom Co. ...........................    1,000                      82,942
Sekisui Chemical Co. ................    4,000                      26,938
Sekisui House Ltd. ..................    5,000                      52,946
Sharp Corp. .........................    7,000                      63,208
Shimizu Corp. .......................    6,000                      20,151
Shin-Etsu Chemical Co. ..............    3,000                      72,308
Shionogi & Co., Ltd. ................    3,000                      21,985
Shiseido Co., Ltd. ..................    3,000                      38,600
Shizuoka Bank Ltd. ..................    5,000                      61,808
Sony Corp. ..........................    2,500                     182,322
Sumitomo Bank Ltd. ..................   19,000                     195,304
Sumitomo Chemical Co., Ltd. .........   12,000                      46,788
Sumitomo Corp. ......................    7,000                      34,116
Sumitomo Electric Industries ........    5,000                      56,314
Sumitomo Marine & Fire
  Insurance Co., Ltd. ...............    4,000                      25,379
Sumitomo Metal Industries ...........   29,000                      33,150
Sumitomo Metal Mining Co. ...........    3,000                       9,756
Taiheiyo Cement Corp. ...............    6,000                      15,047
Taisei Corp. ........................    7,000                      13,460
Taisho Pharmaceutical ...............    2,000                      55,117
Takashimaya Co., Ltd. ...............    3,000                      25,281
Takeda Chemical Industries ..........    6,000                     231,280



                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
Teijin Ltd. .........................    6,000                   $22,118
Tobu Railway Co., Ltd. ..............    7,000                    20,470
Toho Co., Ltd. ......................      100                    13,717
Tohoku Electric Power Co., Inc. .....    3,000                    53,168
Tokai Bank Ltd. .....................   12,000                    56,783
Tokio Marine & Fire Insurance
  Co. ...............................   10,000                   119,628
Tokyo Electric Power ................    8,300                   205,202
Tokyo Electron Ltd. .................    1,000                    38,015
Tokyo Gas Co., Ltd. .................    9,000                    23,686
Tokyo Style Co., Ltd. ...............    1,000                    10,137
Tokyu Corp. .........................    9,000                    23,686
Toppan Printing Co., Ltd. ...........    5,000                    61,143
Toray Industries, Inc. ..............    9,000                    47,054
Tostem Corp. ........................    2,000                    39,699
Toto Ltd. ...........................    2,000                    16,074
Toyo Seikan Kaisha Ltd. .............    2,000                    33,992
Toyota Automatic Loom Works
  Ltd. ..............................    2,000                    35,428
Toyota Motor Corp. ..................   23,000                   625,698
Uni-Charm Corp. .....................    1,000                    46,965
Uny Co., Ltd. .......................    2,000                    36,597
Wacaol Corp. ........................    1,000                    12,875
Yamaha Corp. ........................    1,000                    10,368
Yamanouchi Pharmaceutical Co.,
  Ltd. ..............................    2,000                    64,510
Yamato Transport Co., Ltd. ..........    3,000                    42,003
Yamazaki Banking Co., Ltd. ..........    2,000                    26,105
                                                               ---------
  TOTAL JAPAN .......................                          9,359,924
                                                              ----------
OTHER EUROPEAN COUNTRIES (40.6%)
AUSTRIA (0.2%)
Austria Tabakwerke AG ...............      180                    13,801
Bank Austria AG .....................      595                    30,254
EA-Generali AG ......................       30                     7,369
Flughafen Wein AG ...................      150                     7,360
OMV AG ..............................      170                    16,021
Oesterreichische
  Elektrizitaetseirtschafts AG,
  Class A ...........................      180                    27,509
VA Technologies AG ..................       70                     6,065
Wienerberger Baustoffindustrie
  AG ................................       50                     9,944
                                                               -----------
                                                                 118,323
                                                               -----------
BELGIUM (1.7%)
Barco N.V. ..........................       74                    20,764
Colruyt S.A. ........................       20                    16,662
D'Ieteren S.A. ......................       28                    15,349
Delhaize Le Lion S.A. ...............      212                    18,643
Electrabel S.A. .....................      332                   145,016
Fortis AG ...........................      481                   173,227
Fortis AG Strip .....................      140                         8
Fortis AG, Class B (CVG Rights
  expiring 7/21/01)* ................      140                       628
Groupe Bruxelles Lambert S.A. .......      154                    31,183
Kredietbank N.V. ....................    1,804                   141,940
Petrofina S.A. ......................      134                    61,050
Solvay S.A., Class A ................      502                    37,610
Tractebel ...........................      496                    95,699
UCB S.A. ............................       10                    61,325
                                                               -----------
                                                                 819,104
                                                               -----------

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
FRANCE (8.2%)
Air Liquide ........................       515                $  94,440
Axa++ ..............................     2,067                  299,538
Axa (Warrants expiring
  4/30/01)*++ ......................        20                       --
Accor S.A. .........................       206                   44,594
Alcatel Alsthom ....................     1,210                  148,070
Banque Nationale de Paris ..........     1,353                  111,396
Bouygues ...........................       160                   32,976
Canal Plus .........................       182                   49,656
Cap Gemini Sogeti ..................       384                   61,624
Carrefour S.A. .....................       235                  177,380
Cie Generale des Eaux ..............       951                  246,704
Coflexip S.A. ......................        44                    2,983
Compagnie de Saint Gobain ..........       500                   70,579
Dassault Systemes S.A. .............       195                    9,165
Elf Acquitaine S.A. ................     1,657                  191,506
Eridania Beghin ....................       158                   27,334
Essilor International S.A. .........        28                   11,021
Etablissements Economiques du
  Casino Guichard-Perrachon
  S.A. .............................       404                   42,066
France Telecom S.A. ................     4,749                  377,235
Groupe Danone ......................       450                  128,813
L'Oreal ............................       404                  292,005
LVMH (Moet Hennessy Louis
  Vuitton) .........................       551                  109,027
Lafarge S.A. .......................       599                   56,905
Legardere S.C.A. ...................       757                   32,165
Legrand S.A. .......................       163                   43,189
Michelin, Class B (Registered) .....       722                   28,870
PSA Peugeot Citroen ................       285                   44,105
Paribas ............................       929                   80,726
Pechiney S.A., Class A .............       415                   13,550
Pernod Ricard ......................       356                   23,120
Pinault-Printemps-Redoute S.A. .....       720                  137,572
Promodes ...........................       116                   84,341
Rhone-Poulenc, Class A .............     2,283                  117,469
Sanofi S.A. ........................       664                  109,291
Schneider S.A. .....................       869                   52,704
SEITA ..............................       112                    7,013
Sidel S.A. .........................       215                   18,232
Simco ..............................       157                   14,241
Societe BIC S.A. ...................       119                    6,600
Societe Eurafrance S.A. ............        12                    7,943
Societe Generale Paris .............       634                  102,651
Sodexho Alliance S.A. ..............       198                   44,279
Suez Lyonnaise des Eaux ............       889                  182,587
Thomson CSF ........................     1,002                   43,024
Total S.A., Class B ................     1,426                  144,399
Usinor Sacilor .....................     1,205                   13,377
Valero S.A. ........................       491                   38,686
                                                              ---------
                                                              3,975,151
                                                              ---------
GERMANY (9.2%)
AMB Aachener & Muenchener
  Beteilgungs-AG ...................       250                   36,304
Adidas-Salomon AG ..................       300                   33,033
Allianz AG (New)* ..................        17                    6,325
Allianz AG (Registered) ............     1,450                  539,454
Axa Colonia Konzern AG++ ...........       100                   11,341
BASF AG ............................     3,800                  144,908



                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Bayer AG ...........................    4,450                 $ 186,785
Bayerische Vereinsbank AG ..........    2,425                   191,788
Beiersdorf AG ......................      350                    24,047
Continental AG .....................      350                     9,724
DaimlerChrysler AG* ................    5,744                   570,436
Degussa AG .........................      250                    13,801
Deutsche Bank AG ...................    3,250                   191,665
Deutsche Lufthansa AG
  (Registered) .....................    2,250                    49,887
Deutsche Telekom AG ................   13,050                   428,735
Douglas Holding AG .................      100                     5,911
Dresdner Bank AG ...................    3,000                   125,653
Heidelberger Zement AG .............      350                    27,513
Hochtief AG ........................      250                     9,826
Karstadt AG ........................       50                    26,163
Linde AG ...........................       50                    30,303
M.A.N. AG ..........................      100                    29,703
Mannesmann AG ......................    2,300                   266,022
Merck KGaA .........................    1,000                    45,005
Metro AG ...........................    1,680                   132,061
Muenchener
  Rueckversicherungs-Gesellschaft
  AG (Registered)* .................      512                   250,393
Preussag AG ........................      100                    45,425
RWE AG .............................    2,650                   146,295
SAP AG .............................      400                   172,817
SGL Carbon AG ......................       50                     3,027
Schering AG ........................      400                    50,285
Siemens AG .........................    3,450                   226,688
Thyssen AG .........................      200                    37,804
Veba AG ............................    2,900                   171,755
Viag AG ............................      150                    88,659
Volkswagen AG ......................    1,920                   155,305
                                                              ---------
                                                              4,484,846
                                                              ---------
IRELAND (0.4%)
Allied Irish Banks plc .............    4,743                    84,863
CRH plc ............................    2,125                    36,662
Independent Newspapers plc .........    1,622                     6,513
Irish Life plc .....................    1,925                    18,094
Irish Permanent plc ................      721                     9,651
Jefferson Smurfit Group plc ........    3,797                     6,833
Kerry Group plc, Class A ...........    1,180                    16,058
Ryanair Holdings plc* ..............      885                     5,792
                                                              ---------
                                                                184,466
                                                              ---------
ITALY (4.6%)
Alitalia S.p.A.* ...................   11,054                    40,780
Assicurazioni Generali S.p.A. ......    6,398                   266,986
Banca Commerciale Italiana .........   11,117                    76,646
Banco Intasa S.p.A. ................   13,488                    80,879
Benetton Group S.p.A.* .............   16,533                    33,296
Credito Italiano S.p.A. ............   30,207                   178,940
ENI S.p.A. (Registered) ............   49,226                   321,525
Edison S.p.A. ......................    4,732                    55,705
Fiat S.p.A. ........................   26,606                    92,361
Istituto Nazionale delle
  Assicurazioni ....................   25,151                    66,395
Italgas S.p.A. .....................    3,598                    19,464
Mediaset S.p.A. ....................    8,971                    72,701
Mediobanca S.p.A. ..................    3,565                    49,481
Montedison S.p.A. ..................   37,289                    49,501

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Olivetti S.p.A.* ...................   10,462                 $   36,381
Parmalat Finanziaria S.p.A. ........    8,908                     17,024
Pirelli S.p.A. .....................   10,775                     34,505
Riunione Adriatica di Sicurta
  S.p.A. ...........................    2,189                     31,706
San Paolo -- IMI S.p.A. ............    8,402                    148,376
Telecom Italia Mobile S.p.A.
  (RNC) ............................   10,828                     50,948
Telecom Italia Mobile S.p.A. .......   41,176                    303,808
Telecom Italia S.p.A. ..............   23,398                    199,523
Telecom Italia S.p.A. (RNC) ........    4,077                     25,643
Unione Immobiliare S.p.A* ..........   25,151                     13,112
                                                              ----------
                                                               2,265,686
                                                              ----------
NETHERLANDS (5.7%)
ABN-Amro Holdings N.V. .............    8,547                    179,779
AEGON N.V. .........................    3,425                    420,579
Akzo Nobel N.V. ....................    1,521                     69,250
Buhrmann N.V. ......................      149                      2,662
Elsevier N.V. ......................    3,548                     49,690
Getronics N.V. .....................      424                     20,998
Hagemeyer N.V. .....................      525                     19,178
Heineken N.V. ......................    1,910                    114,932
IHC Caland N.V. ....................       64                      2,658
ING Groep N.V. .....................    5,581                    340,287
KLM Royal Dutch
  Airlines N.V. ....................      323                      9,770
Koninklijke Ahold N.V. .............    3,766                    139,177
Koninklijke KPN N.V. ...............    2,879                    144,111
Oce N.V. ...........................      302                     10,855
Philips Electronics N.V. ...........    2,176                    146,001
Royal Dutch Petroleum Co. ..........   12,574                    626,055
TNT Post Group N.V. ................    2,559                     82,443
Unilever N.V. ......................    3,772                    322,385
Wolters Kluwer N.V. ................      344                     73,603
                                                              ----------
                                                               2,774,413
                                                              ----------
PORTUGAL (0.5%)
BPI-SGPS S.A. (Registered) .........      300                     10,185
Banco Comercial Portugues
  (Registered) .....................    1,200                     36,910
Banco Espirito Santo ...............      662                     20,556
Brisa-Auto Estradas de Portugal
  S.A. .............................      400                     23,556
Cimentos de Portugal S.A. ..........      500                     15,968
Electricidade de Portugal S.A. .....    3,300                     72,689
Jeronimo Martins & Filho ...........      500                     27,365
Portugal Telecom S.A. ..............    1,100                     50,457
Sonae Investimentos-Sociedade
  Gestora de Participacoes
  Sociais S.A. .....................      100                      4,864
                                                              ----------
                                                                 262,550
                                                              ----------
SPAIN (2.9%)
Acerinox S.A. ......................      280                      6,511
Argentaria Corp. Banc ..............    2,778                     71,835
Autopistas Concesionaria Espana         1,368                     22,717
Azucarera Ebro Agricolas S.A. ......      539                     11,871
Banco Bilbao Vizcaya S.A. ..........   11,926                    186,711
Banco Central Hispanoamer S.A.          5,556                     65,873
Banco Santander S.A. ...............    7,211                    143,083
Corporacion Financiera Alba
  S.A. .............................      114                     19,011
Dragados & Construcciones S.A.            306                     11,261



                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Endesa S.A. ........................    5,824                 $  154,083
Fomento de Construcciones y
  Contratas S.A. ...................      425                     31,549
Gas Natural SDG S.A. ...............      771                     83,816
Iberdrola S.A. .....................    5,659                    105,718
Repsol S.A. ........................    1,880                    100,138
Sociedad General de Aguas de
  Barcelona S.A. ...................      342                     22,861
Tabacalera S.A., Class A ...........    1,183                     29,800
TelePizza S.A.* ....................    1,182                     11,228
Telefonica S.A. ....................    6,142                    272,699
Telefonica S.A. (Rights expiring
  1/30/99)* ........................    6,142                      5,445
Union Electrica Fenosa S.A. ........    1,237                     21,368
Vallehermoso S.A. ..................      762                     10,884
Zardoya Otis S.A. ..................      375                     11,689
                                                              ----------
                                                               1,400,151
                                                              ----------
SWITZERLAND (7.2%)
ABB AG (Bearer) ....................       50                     58,695
Adecco S.A. (Bearer) ...............      100                     45,716
Alusuisse Lonza Group AG ...........       40                     46,664
CS Holdings ........................    1,650                    258,658
Georg Fischer AG (Registered) ......       30                     10,160
Holderbank Financiere Glarus
  AG (Registered) ..................       90                     22,574
Holderbank Financiere Glarus
  AG, Class B ......................       30                     35,567
Kuoni Reisen AG (Registered) .......        1                      3,974
Nestle S.A. (Registered) ...........      235                    512,322
Novartis AG (Bearer) ...............       30                     59,059
Novartis AG (Registered) ...........      365                    718,556
Roche Holding AG ...................       10                    181,371
Roche Holding AG (Genus
  Certificate) .....................       42                    513,248
SGS Societe Generale de
  Surveillance Holding S.A. ........       15                     14,710
SAirGroup (Registered) .............       50                     12,432
Sulzer AG ..........................       20                     12,191
Swiss Reinsurance Co.
  (Registered) .....................       85                    221,936
Swisscom AG (Registered)* ..........      450                    188,662
The Swatch Group AG,
  (Class B) ........................       10                      6,198
The Swatch Group AG ................      100                     15,002
UBS AG (Registered)* ...............    1,251                    384,923
Zurich Allied AG* ..................      280                    207,626
                                                              ----------
                                                               3,530,244
                                                              ----------
  TOTAL OTHER EUROPEAN
     COUNTRIES .....................                          19,814,934
                                                              ----------
SCANDINAVIA (4.6%)
DENMARK (0.7%)
Carlsberg A.S., Class B ............      200                     11,564
Carlsberg, Class A .................      200                     11,627
D/S 1912, Class B ..................        6                     41,951
D/S Svendborg, Class B .............        4                     40,537
Danisco ............................      357                     19,352
Den Danske Bank AS .................      300                     40,302
ISS International Service System
  A/S, Class B .....................      143                      9,302
Novo-Nordisk A/S, Class B ..........      413                     54,509

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Tele Danmark A/S, Class B ..........       590                $   79,631
Unidanmark A/S, Class A
  (Registered) .....................       300                    27,103
                                                              ----------
                                                                 335,878
                                                              ----------
FINLAND (1.4%)
Kemira Oyj .........................     1,000                     7,158
Kesco Oyj ..........................       700                    10,434
Merita Plc, Class A ................     5,600                    35,364
Metra Oyj, Class B .................       200                     3,452
Nokia Oyj, Class A .................     2,800                   340,462
Nokia Oyj, Class K .................       800                    97,275
Outokumpu Oyj ......................       500                     4,589
Raisio Group plc ...................     1,800                    19,769
Sampo Insurance Co., plc,
  Class A ..........................       500                    18,974
Sonera Group Oyj* ..................     2,900                    51,187
Tieto Corp., Class B ...............       600                    26,711
UPM-Kymmene Oyj ....................     1,700                    47,343
                                                              ----------
                                                                 662,718
                                                              ----------
NORWAY (0.2%)
Bergesen d. y. ASA, Class A ........       500                     5,986
Christiania Bank OG Kreditkasse          2,900                    10,073
Den Norske Bank ....................     2,600                     8,997
Kvaerner plc .......................       200                     3,947
Merkantildata ASA ..................       550                     5,427
NCL Holdings ASA* ..................     1,200                     2,842
Norsk Hydro ASA ....................     1,250                    42,266
Orkla ASA, Class A .................       800                    11,946
Petroleum Geo-Services* ............       400                     5,105
Schibsted ASA ......................       450                     5,684
Storebrand ASA* ....................     1,800                    13,617
Tomra Systems ASA ..................       200                     6,578
                                                              ----------
                                                                 122,468
                                                              ----------
SWEDEN (2.3%)
ABB AB, Class A ....................     4,200                    44,875
ABB AB, Class B ....................       400                     4,249
AGA AB, Class A ....................       400                     5,311
Astra AB, Class A ..................     8,200                   167,631
Astra AB, Class B ..................     1,400                    28,533
Atlas Copco AB .....................       900                    19,788
Drott AB, Class B* .................       500                     4,601
Electrolux AB, Class B .............     2,400                    41,355
Ericsson LM, Class B ...............    11,800                   281,308
Fastighets AB Balder* ..............        60                       667
ForeningsSparbanken AB .............     1,900                    49,285
Hennes & Mauritz AB, Class B .......     1,300                   106,303
Mandamus AB* .......................        45                       253
Netcom Systems AB, Class B* ........       700                    28,533
Sandvik AB, Class A ................     1,600                    27,866
Securitas AB, Class B ..............     2,500                    38,909
Skandia Forsakrings AB .............     3,600                    55,140
Skandinaviska Enskilda Banken ......     4,300                    45,413
Skanska AB, B Shares ...............       800                    22,234
Svenska Cellulosa, AB, Class B .....     1,200                    26,236
Svenska Handelsbanken, Class A           1,300                    54,918
Volvo AB, Class A ..................     1,000                    22,419
Volvo AB, Class B ..................     1,600                    36,760
WM-Data AB, Class B ................       200                     8,548
                                                              ----------
                                                               1,121,135
                                                              ----------



                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
  TOTAL SCANDINAVIA ................                          $2,242,199
                                                              ----------
SOUTHEAST ASIA (2.3%)
HONG KONG (1.7%)
Bank of East Asia Ltd. .............    4,844                      8,441
CLP Holdings Ltd. ..................   14,000                     69,754
Cathay Pacific Airways .............   22,000                     21,866
Cheung Kong Ltd. ...................   13,000                     93,549
Hang Seng Bank Ltd. ................   11,900                    106,370
Hong Kong & China Gas Co.,
  Ltd. .............................   22,000                     27,971
Hong Kong & China Gas Co.,
  Ltd. (Warrants expiring
  9/30/99)* ........................      500                         33
Hong Kong Telecommunications
  Ltd. .............................   73,394                    128,367
Hutchison Whampoa Ltd. .............   24,000                    169,609
Johnson Electric Holdings Ltd. .....    4,000                     10,275
New World Development Co. ..........   14,108                     35,510
Shangri-La Asia Ltd. ...............   10,000                      8,519
Sun Hung Kai Properties Ltd. .......   14,235                    103,815
Swire Pacific Ltd., Class A ........    9,000                     40,311
Television Broadcasts Ltd. .........    2,000                      5,163
Wharf Holdings .....................   13,000                     18,962
Wharf Holdings (Warrants
  expiring 12/31/99)* ..............      400                         33
                                                              ----------
                                                                 848,548
                                                              ----------
SINGAPORE (0.6%)
City Developments ..................    4,000                     17,333
Creative Technology Ltd.* ..........    1,000                     14,121
Development Bank of Singapore
  (Foreign) ........................    4,600                     41,539
Keppel Corp. Ltd. ..................    6,000                     16,073
Oversea-Chinese Banking Corp.,
  Ltd. (Foreign) ...................    6,057                     41,114
Singapore Airlines Ltd. ............    5,000                     36,667
Singapore Press Holdings Ltd. ......    3,048                     33,066
Singapore Technologies
  Engineering Ltd. .................   20,000                     18,667
Singapore Telecommunications
  Ltd. .............................   34,000                     51,927
United Overseas Bank Ltd.
  (Foreign) ........................    3,000                     19,273
                                                              ----------
                                                                 289,780
                                                              ----------
  TOTAL SOUTHEAST ASIA .............                           1,138,328
                                                              ----------
UNITED KINGDOM (18.4%)
Abbey National plc .................    8,474                    181,459
Allied Zurich plc* .................    9,387                    140,019
Anglian Water plc ..................    1,842                     25,438
Arjo Wiggins Appleton plc ..........    2,323                      4,368
Associated British Foods plc .......    5,015                     47,436
BBA Group plc ......................    1,519                      9,427
BG plc .............................   23,618                    149,032
BOC Group plc ......................    2,825                     40,399
BPB plc ............................    3,563                     13,472
BTR plc ............................   16,787                     34,634
Barclays plc .......................    9,147                    197,240
Bass plc ...........................    4,410                     64,203
Blue Circle Industries plc .........    3,834                     19,775
Boots Co. plc ......................    5,609                     95,518
British Aerospace plc ..............    9,926                     84,145

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   -----------------
British Airport Authority plc ........    5,856                       $68,350
British Airways plc ..................    5,998                        40,443
British American Tobacco plc .........    8,567                        75,333
British Land Co., plc ................    3,057                        22,736
British Petroleum Co., plc ...........   34,836                       520,204
British Sky Broadcasting plc .........   10,573                        80,306
British Steel plc ....................   12,289                        18,198
British Telecom plc ..................   37,760                       568,894
Bunzl plc ............................    2,883                        11,273
Burmah Castrol plc ...................    1,253                        17,929
Cable & Wireless plc .................   14,375                       176,752
Cadbury Schweppes plc ................    6,171                       105,242
Carlton Communications plc ...........    4,042                        37,191
Centrica plc .........................   22,691                        45,683
Coca-Cola Beverages plc* .............    3,490                         6,418
CGU plc ..............................    7,944                       124,377
Compass Group plc ....................    3,828                        43,852
Diageo plc ...........................   21,652                       246,414
EMI Group plc ........................    3,870                        25,885
Electrocomponents plc ................    1,842                        12,351
GKN plc ..............................    4,555                        60,441
General Electric Co., plc ............   16,405                       148,077
Glaxo Wellcome plc ...................   21,149                       727,698
Granada Group plc ....................    4,926                        87,083
Great Universal Stores plc ...........    5,497                        57,941
Guardian Royal Exchange plc ..........    3,443                        19,277
HSBC Holdings plc ....................   10,785                       272,756
HSBC Holdings plc ....................    5,040                       136,688
Halifax plc ..........................   14,405                       204,444
Hanson plc ...........................    3,355                        26,641
Imperial Chemical Industries plc .....    3,652                        31,658
Jarvis plc ...........................      904                        10,047
Kingfisher plc .......................    7,428                        80,395
Ladbroke Group plc ...................    3,691                        14,831
Land Securities plc ..................    3,074                        39,587
Lasmo plc ............................    1,694                         2,819
Legal & General Group plc ............    7,789                       101,150
Lloyds TSB Group plc .................   31,829                       452,794
LucasVarity plc ......................    8,392                        27,996
Marks & Spencer plc ..................   17,390                       119,281
MEPC plc .............................    1,837                        12,226
Misys plc ............................    3,072                        22,375
National Grid Group plc ..............    8,087                        64,553
National Power plc ...................    7,876                        67,881
Pearson plc ..........................    3,246                        64,432
Penninsular & Oriental Steam
  Navigation Co. .....................    3,692                        43,645
Pilkington plc .......................      342                           341
Provident Financial plc ..............    1,692                        24,915
Prudential Corp. plc .................   11,622                       175,484
RMC Group plc ........................    1,309                        17,925
Racal Electronic plc .................    1,213                         7,023
Railtrack Group plc ..................    3,168                        82,808
Rank Group plc .......................    4,798                        18,481



                                                NUMBER                VALUE
                                               OF SHARES             (NOTE 1)
                                         -------------------   -----------------
Reed International plc ...............    5,635                       $44,066
Rentokil Initial plc .................   17,331                       130,627
Reuters Group plc ....................    9,032                        94,825
Rexam plc ............................    2,930                         8,141
Rio Tinto plc (Registered) ...........    5,842                        67,944
Rolls-Royce plc ......................    8,754                        36,267
Royal & Sun Alliance Insurance
  Group plc ..........................    8,674                        70,826
Royal Bank of Scotland plc ...........    4,770                        76,190
Safeway plc ..........................    5,344                        26,852
Sainsbury J plc ......................   11,701                        93,790
Schroeders plc .......................    1,969                        35,939
Scottish & Newcastle plc .............    3,109                        36,107
Scottish Power plc ...................    5,894                        60,556
Siebe plc ............................   11,972                        47,209
Slough Estates plc ...................    2,760                        12,491
SmithKline Beecham plc ...............   32,794                       458,337
Smiths Industries plc ................    1,439                        20,531
Southern Electric plc ................    2,414                        27,292
Stagecoach Holdings plc ..............    7,185                        28,602
TI Group plc .........................    3,201                        17,243
Tarmac plc ...........................    5,045                         9,443
Tate Lyle ORD plc ....................    2,148                        11,830
Taylor Woodrow plc ...................    3,153                         7,895
Tesco plc ............................   40,347                       114,962
Thames Water plc .....................    1,992                        38,115
The Berkeley Group plc ...............    1,015                         7,456
Unilever plc .........................   19,486                       218,521
United Utilities plc .................    3,521                        48,800
Vodafone Group plc ...................   17,784                       288,795
Williams plc .........................    3,550                        20,156
Wolseley plc .........................    3,086                        19,511
Zeneca Group plc .....................    5,440                       236,872
                                                                   ----------
  TOTAL UNITED KINGDOM ...............                              8,994,280
                                                                  -----------
TOTAL COMMON STOCKS, RIGHTS
  AND WARRANTS (87.5%)
  (Cost $38,285,180)..................                             42,728,080
                                                                  -----------
PREFERRED STOCKS:
AUSTRALIA & NEW ZEALAND (0.2%)
AUSTRALIA (0.2%)
News Corp., Ltd. .....................   12,888                        78,418
                                                                  -----------
OTHER EUROPEAN COUNTRIES (0.3%)
GERMANY (0.3%)
RWE AG ...............................      700                        25,413
SAP AG (Non Voting) ..................      250                       119,937
Volkswagen AG ........................      500                        24,902
                                                                 ------------
                                                                      170,252
                                                                 ------------
  TOTAL PREFERRED STOCKS (0.5%)
     (Cost $249,996)..................                                248,670
                                                                 ------------

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                          PRINCIPAL         VALUE
                                           AMOUNT         (NOTE 1)
                                        ------------   --------------
SHORT-TERM DEBT
  SECURITIES:
U.S. GOVERNMENTS (10.3%)
U.S. TREASURY BILLS
  01/07/99 ..........................    $   40,000     $    39,989
  01/21/99 ..........................       906,000         904,126
  02/04/99- .........................        45,000          44,834
  02/11/99 ..........................     1,425,000       1,418,548
  02/18/99 ..........................       732,000         728,057
  03/11/99 ..........................       540,000         535,743
  04/01/99 ..........................     1,360,000       1,345,802
                                                        -----------
  TOTAL SHORT-TERM DEBT
     SECURITIES (10.3%)
     (Amortized Cost $5,014,972).....                     5,017,099
                                                        -----------
TOTAL INVESTMENTS (98.3%)
  (Cost/Amortized Cost
  $43,550,148) ......................                    47,993,849
OTHER ASSETS
  LESS LIABILITIES (1.7%) ...........                       816,491
                                                        -----------
NET ASSETS (100%) ...................                   $48,810,340
                                                        ===========


 MARKET SECTOR DIVERSIFICATION (Unaudited)
As a Percentage of Total Common Stocks,
  Preferred Stocks, Rights, and Warrants
Basic Materials ................                   3.3%
Business Services ..............                   4.0
Capital Goods ..................                   5.7
Consumer Cyclicals .............                  12.0
Consumer Non-Cyclicals .........                  19.7
Credit Sensitive
  Banks ........................       13.8
  Financial Services ...........        3.4
  Insurance ....................        7.8
  Real Estate ..................        1.6
  Utility--Electric ............        2.7
  Utility--Gas .................        1.2
  Utility--Telephone ...........        3.0
  Investment Company ...........        0.2
                                       ----
Total Credit Sensitive .........                  33.7
Diversified ....................                   1.1
Energy .........................                   7.0
Technology .....................                  13.5
                                                 -----
                                                 100.0%
                                                 =====



----------
*    Non-income producing

++   Issuer of this security is an affiliate of the Trust.

- All, or a portion of securities held by broker as collateral for financial futures contracts.
     Glossary:
     CVG--Certificate de Valeur Garantie
     RNC--Risparmio Non-Convertible, Savings Shares

EQ ADVISORS TRUST
BT INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
At December 31, 1998, the Portfolio had the following futures contracts open:
(Note 1)






                                              NUMBER                                      UNREALIZED
                                                OF         AGGREGATE     EXPIRATION      APPRECIATION
PURCHASES:                                  CONTRACTS     FACE VALUE        DATE        (DEPRECIATION)
----------------------------------------   -----------   ------------   ------------   ---------------
Australia All Ordinaries Index .........         3        $  132,105    Dec `98           $     627
Australia All Ordinaries Index .........         1            43,702    March `99               915
German Index ...........................         6         1,822,696    March `99           117,618
Hang Seng Index ........................         2           130,683    Jan `99              (2,930)
IBEX Plus Index ........................         4           280,129    Jan `99              11,608
Milan MIB 30 Index .....................         1           216,308    March `99            19,791
CAC 40 Index ...........................        16           561,459    March `99            13,221
Nikkei 300 Index .......................        29           544,184    March `99           (16,208)
Nikkei 225 Index .......................         5           342,500    March `99           (15,450)
Financial Times 100 Index ..............        14         1,359,167    March `99            10,114
                                                                                          ---------
                                                                                          $ 139,306
                                                                                          =========

At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy foreign currencies as follows: (Note 1)




                                               LOCAL
                                             CONTRACT       COST ON          U.S.$         UNREALIZED
                                              AMOUNT      ORIGINATION       CURRENT      APPRECIATION/
                                              (000'S)         DATE           VALUE       (DEPRECIATION)
                                            ----------   -------------   ------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 1/29/99 .........        542      $  907,636      $  900,552       $ (7,084)
German Mark, expiring 1/29/99 ...........      3,448       2,061,990       2,072,155         10,165
Japanese Yen, expiring 1/29/99 ..........     93,591         812,421         832,658         20,237
                                                                                           --------
                                                                                           $ 23,318
                                                                                           ========

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $39,230,618
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........        672,763

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $  5,607,974
Aggregate gross unrealized depreciation ..........      (1,229,180)
                                                      ------------
Net unrealized appreciation ......................    $  4,378,794
                                                      ============
Federal income tax cost of investments ...........    $ 43,615,055
                                                      ============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $456,402 which was secured by collateral of $484,745.

The Portfolio has a net capital loss carryforward of $266,434 which expires in the year 2006.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
COMMON STOCK:
BASIC MATERIALS (4.4%)
CHEMICALS (0.9%)
A. Schulman, Inc. ...................   1,300                  $    29,494
Calgon Carbon Corp. .................   1,000                        7,500
Cambrex Corp. .......................   1,200                       28,800
ChemFirst, Inc. .....................   1,100                       21,725
Dionex Corp.* .......................     800                       29,300
Geon Co. ............................     900                       20,700
Georgia Gulf Corp. ..................   1,200                       19,275
NOVA Corp./Georgia* .................   2,415                       83,770
Octel Corp.* ........................     500                        6,938
Spartech Corp. ......................     300                        6,600
Stepan Co. ..........................     200                        5,325
Wellman, Inc. .......................   1,800                       18,337
                                                               -----------
                                                                   277,764
                                                               -----------
CHEMICALS--SPECIALTY (0.9%)
Airgas, Inc.* .......................   3,000                       26,812
Albemarle Corp. .....................   1,040                       24,700
Bush Boake Allen, Inc.* .............     400                       14,100
Ethyl Corp. .........................   3,300                       19,181
Ferro Corp. .........................   1,300                       33,800
General Chemical Group, Inc. ........     500                        6,938
H.B. Fuller Co. .....................     300                       14,437
Lawter International, Inc. ..........   1,100                       12,787
LeaRonal, Inc. ......................     200                        6,775
Lilly Industries, Inc., Class A .....     800                       15,950
M.A. Hanna Co. ......................   2,300                       28,319
MacDermid, Inc. .....................     600                       23,475
Minerals Technologies, Inc. .........     500                       20,469
NCH Corp. ...........................     100                        5,950
NL Industries, Inc. .................     700                        9,931
OM Group, Inc. ......................     700                       25,550
Terra Industries, Inc. ..............     600                        3,713
The Carbide/Graphite Group,
  Inc.* .............................     200                        2,950
                                                               -----------
                                                                   295,837
                                                               -----------
METALS & MINING (0.9%)
ASARCO, Inc. ........................     900                       13,556
Battle Mountain Gold Co. ............   7,200                       29,700
Century Aluminum Co. ................     500                        4,719
Chase Industries, Inc.* .............     600                        6,262
Cleveland-Cliffs, Inc. ..............     400                       16,125
Commercial Metals Co. ...............     600                       16,650
Commonwealth Industries, Inc. .......     300                        2,813
Getchell Gold Corp.* ................   1,300                       35,425
Helca Mining Co.* ...................   2,200                        7,975
Intermet Corp. ......................     600                        7,837
Lawson Products, Inc. ...............     200                        4,600
MAXXAM, Inc.* .......................     100                        5,737
MDU Resources Group, Inc. ...........   1,500                       39,469
Mueller Industries, Inc.* ...........   1,600                       32,500
RTI International Metals, Inc.* .....     300                        4,200
Ryerson Tull, Inc., Class A* ........     500                        4,875
Southern Peru Ltd. ..................   1,300                       12,269
Special Metals Corp.* ...............     600                        5,363
Stillwater Mining Co.* ..............     800                       32,800
Titanium Metals Corp. ...............     600                        5,100
Wolverine Tube, Inc.* ...............     500                       10,500
                                                               -----------
                                                                   298,475
                                                               -----------



                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
PAPER (0.8%)
Buckeye Technologies, Inc.* .........   1,200                  $    17,925
Caraustar Industries, Inc. ..........     800                       22,850
Chesapeake Corp. ....................     900                       33,187
Gibson Greetings, Inc.* .............     600                        7,125
Ivex Packaging Corp.* ...............     400                        9,300
Longview Fibre, Co. .................   1,400                       16,188
P. H. Glatfelter Co. ................     900                       11,138
Potlatch Corp. ......................     900                       33,187
Rayonier, Inc. ......................     800                       36,750
Rock-Tenn Co., Class A ..............     600                       10,163
Schweitzer-Mauduit
  International, Inc. ...............     500                        7,719
Unisource Worldwide, Inc. ...........   2,300                       16,675
Wausau-Mosinee Paper Corp. ..........   1,900                       33,606
                                                               -----------
                                                                   255,813
                                                               -----------
STEEL (0.9%)
AK Steel Holding Corp. ..............   2,000                       47,000
Armco, Inc.* ........................   3,000                       13,125
Bethlehem Steel Corp.* ..............   5,609                       46,975
Birmingham Steel Corp. ..............     900                        3,769
Carpenter Technology Corp. ..........     700                       23,756
Citation Corp.* .....................     400                        5,050
Gibralter Steel Corp.* ..............     400                        9,100
Inland Steel Industries, Inc. .......   1,386                       23,389
Lone Star Technologies, Inc.* .......     600                        6,075
LTV Corp. ...........................   3,700                       21,506
Maverick Tube Corp.* ................   1,200                        6,675
Metals USA, Inc.* ...................   1,200                       11,700
National Steel Corp., Class B .......     700                        4,988
NS Group, Inc.* .....................   1,800                        7,988
Oregon Steel Mills, Inc. ............     600                        7,125
Quanex Corp. ........................     900                       20,306
Reliance Steel & Aluminum Co.             300                        8,287
Rouge Industries, Inc., Class A .....     600                        5,250
Shaw Group, Inc.* ...................     800                        6,400
Shiloh Industries, Inc.* ............     200                        2,625
Steel Dynamics, Inc.* ...............   1,100                       12,925
Valmont Industries ..................     600                        8,325
                                                               -----------
                                                                   302,339
                                                               -----------
  TOTAL BASIC MATERIALS .............                            1,430,228
                                                               -----------
BUSINESS SERVICES (11.4%)
ENVIRONMENT CONTROL (1.5%)
AgriBioTech, Inc.* ..................   1,200                       15,525
Aqua Alliance, Inc.* ................   5,600                       11,550
Cadiz, Inc.* ........................   1,300                        9,913
California Water Service Group ......     600                       18,787
Catalytica, Inc.* ...................   1,900                       34,200
CCC Information Services
  Group* ............................   1,200                       20,700
CLARCOR, Inc. .......................     950                       19,000
CSG System International, Inc.* .....     900                       71,100
Dames & Moore Group .................     700                        9,013
Donaldson Co., Inc. .................   1,400                       29,050
E'Town Corp. ........................     100                        4,738
Eastern Environmental Services,
  Inc.* .............................     900                       26,662
Ionics, Inc.* .......................     400                       11,975
Metal Management, Inc.* .............     500                        1,750
Mine Safety Appliances Co. ..........     100                        7,100

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Mississippi Chemical Corp. ...........   1,400                  $    19,600
ONEOK, Inc. ..........................     900                       32,512
Philadelphia Suburban Corp. ..........   1,200                       35,475
Rollins, Inc. ........................     700                       12,250
Roper Industries, Inc. ...............   1,500                       30,562
Safety-Kleen Corp.* ..................   1,210                       17,091
Superior Services, Inc.* .............     700                       14,044
Tejon Ranch Co. ......................     300                        5,963
Tetra Tech, Inc.* ....................   1,050                       28,416
Thermo Ecotek Corp.* .................     500                        5,281
Waste Industries, Inc.* ..............     500                        8,625
                                                                -----------
                                                                    500,882
                                                                -----------
PRINTING, PUBLISHING, BROADCASTING (2.8%)
Ackerely Group, Inc. .................     500                        9,125
Adelphia Communications Corp.,
  Class A* ...........................     700                       32,025
American Media, Inc., Class A* .......     800                        4,450
Analysts International Corp. .........     600                       11,550
Banta Corp. ..........................   1,300                       35,587
Big Flower Holdings, Inc.* ...........     500                       11,031
Bowne & Co., Inc. ....................   1,700                       30,387
Catalina Marketing Corp.* ............     700                       47,862
CD Radio, Inc.* ......................     600                       20,550
Century Communications Corp.,
  Class A* ...........................   1,000                       31,719
Consolidated Graphics, Inc.* .........     400                       27,025
Cox Radio Inc., Class A* .............     300                       12,675
EchoStar Communications Corp.,
  Class A* ...........................     400                       19,350
Emmis Communications Corp.,
  Class A* ...........................     300                       13,013
Gaylord Entertainment Co. ............     900                       27,112
HA-LO Industries, Inc.* ..............     800                       30,100
Hollinger International, Inc. ........     800                       11,150
Houghton Mifflin Co. .................     900                       42,525
John Wiley & Sons, Inc., Class A           800                       38,650
Jones Intercable, Inc., Class A* .....     700                       24,937
Journal Register Co.* ................     400                        6,000
Lee Enterprises, Inc. ................   1,500                       47,250
Mail-Well, Inc.* .....................   1,300                       14,869
McClatchy Co., Class A ...............     800                       28,300
Media General, Inc., Class A .........     800                       42,400
Merrill Corp. ........................     200                        3,863
Metro Networks, Inc.* ................     100                        4,263
On Command Corp.* ....................     500                        4,531
Paxson Communications Corp.* .........     600                        5,513
Petersen Companies, Inc.,
  Class A* ...........................     700                       23,713
Playboy Enterprises, Inc.,
  Class B* ...........................     400                        8,375
Scholastic Corp.* ....................     600                       32,175
SFX Entertainment, Class A* ..........     800                       43,900
Spelling Entertainment Group,
  Inc.* ..............................     500                        3,750
Standard Register Co. ................     500                       15,469
TCI Satellite Entertainment, Inc.,
  Class A* ...........................   1,600                        2,300
United International Holdings,
  Inc., Class A* .....................   1,300                       25,025
United Television, Inc. ..............     100                       11,500



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Westwood One, Inc.* ..................     800                  $    24,400
World Color Press, Inc.* .............   1,100                       33,481
Young Broadcasting Corp.,
  Class A* ...........................     500                       20,938
Zebra Technologies Corp.,
  Class A* ...........................     900                       25,875
                                                                -----------
                                                                    908,713
                                                                -----------
PROFESSIONAL SERVICES (5.4%)
Abacus Direct Corp.* .................     300                       13,650
ABM Industries, Inc. .................     900                       31,162
Administaff, Inc.* ...................     200                        5,000
ADVO, Inc.* ..........................   1,100                       29,012
Alexander & Baldwin, Inc. ............   1,700                       39,525
Alternative Resources Corp.* .........     200                        2,125
Ambassadors International, Inc.*           200                        2,950
American Retirement Corp.* ...........     900                       14,119
AnswerThink Consulting Group,
  Inc.* ..............................     400                       10,750
APAC TeleServices, Inc.* .............     900                        3,403
Applied Graphics Technologies,
  Inc.* ..............................     360                        5,940
Aztec Technology Partners, Inc.*             1                            4
Bacou USA, Inc.* .....................     500                       10,750
Berlitz International, Inc.* .........     200                        5,800
Billing Concepts Corp.* ..............   1,000                       11,000
Borg-Warner Security Corp.* ..........     400                        7,500
Boron, LePore & Associates,
  Inc.* ..............................     400                       13,800
Brightpoint, Inc.* ...................   1,600                       22,000
Brookdale Living Communities,
  Inc.* ..............................     500                        9,750
Caribiner International, Inc.* .......     600                        5,475
CDI Corp.* ...........................     500                       10,094
Century Business Services, Inc.* .....   1,700                       24,437
Cerner Corp.* ........................     800                       21,400
Circle International Group, Inc. .....     600                       12,300
Coach USA, Inc.* .....................     800                       27,750
Coinmach Laundry Corp.* ..............     400                        5,200
Computer Learning Centers,
  Inc.* ..............................     500                        3,344
Computer Management Sciences,
  Inc.* ..............................     300                        5,213
Concentra Managed Care, Inc.* ........   1,300                       13,894
Concord Communications, Inc.* ........     500                       28,375
CORT Business Service Corp.* .........     700                       16,975
Cotelligent, Inc.* ...................     500                       10,656
Coventry Health Care, Inc.* ..........   2,700                       23,794
Crawford & Co., Class B ..............   1,300                       20,069
Data Processing Resources
  Corp.* .............................     200                        5,850
Deltek Systems, Inc.* ................     300                        5,063
DeVry, Inc.* .........................   2,200                       67,375
Dollar Thrifty Automotive
  Group, Inc.* .......................   1,000                       12,875
E.W. Blanch Holdings, Inc. ...........     600                       28,462
Education Management Corp.* ..........     600                       14,175
EduTrek International, Inc.,
  Class A* ...........................     500                        2,875
Electronics for Imaging, Inc.* .......   1,800                       72,337
F.Y.I., Inc.* ........................     600                       19,200

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Fisher Scientific International,
  Inc.* ..............................   1,500                  $    29,906
Franklin Covey Co.* ..................     800                       13,400
General Binding Corp. ................     300                       11,175
Getty Images, Inc.* ..................     700                       12,031
Group Maintenance America
  Corp.* .............................     700                        8,488
HealthPlan Services Corp. ............     900                       10,350
Icon CMT Corp.* ......................     400                        6,400
InaCom Corp.* ........................     300                        4,463
Indus International, Inc.* ...........     800                        5,600
Informix Corp. .......................   5,300                       52,337
Interim Services, Inc.* ..............   1,400                       32,725
ITT Educational Services, Inc.* ......     500                       17,000
Kendle International, Inc.* ..........     400                        9,350
Kroll-O'Gara Co.* ....................     500                       19,719
LabOne, Inc. .........................     400                        5,200
Labor Ready, Inc.* ...................     900                       17,719
Landauer, Inc. .......................     200                        6,475
Lason, Inc.* .........................     600                       34,912
Learning Tree International,
  Inc.* ..............................     200                        1,813
MemberWorks, Inc.* ...................     300                        8,850
Metamor Worldwide, Inc.* .............   1,300                       32,500
Metzler Group, Inc.* .................     450                       21,909
National Data Corp. ..................   1,300                       63,294
Navigant International, Inc.* ........       1                            8
NCO Group, Inc.* .....................     400                       18,000
NFO Worldwide, Inc.* .................     600                        6,900
Norrell Corp. ........................     500                        7,375
Olsten Corp. .........................   2,500                       18,437
On Assignment, Inc.* .................     400                       13,800
Pegasystems, Inc.* ...................     300                        1,247
Personnel Group of America,
  Inc.* ..............................   1,200                       21,000
Pharmaceutical Product
  Development, Inc.* .................     800                       24,050
Pinkertons, Inc.* ....................     200                        4,263
Pre-Paid Legal Services, Inc.* .......     700                       23,100
Preview Travel, Inc.* ................     400                        7,375
ProBusiness Services, Inc.* ..........     350                       15,925
Profit Recovery Group
  International, Inc.* ...............     300                       11,231
Renaissance Worldwide, Inc.* .........     400                        2,450
Rent-Way, Inc.* ......................     500                       12,156
Romac International, Inc.* ...........   1,040                       23,140
Seitel, Inc.* ........................   1,200                       14,925
SITEL Corp.* .........................   1,400                        3,413
Staff Leasing, Inc.* .................     800                        9,300
StaffMark, Inc.* .....................     800                       17,900
Strayer Education, Inc. ..............     300                       10,575
Superior Consultant Holdings
  Corp.* .............................     200                        8,700
Sybase, Inc.* ........................   3,000                       22,219
Sylvan Learning Systems, Inc.* .......   1,600                       48,800
TeleTech Holdings, Inc.* .............   1,200                       12,300
TMP Worldwide, Inc.* .................     400                       16,800
URS Corp.* ...........................     500                       11,688
USWeb Corp.* .........................   2,100                       55,387
Valassis Communications, Inc.* .......   1,400                       72,275
Veritas DGC, Inc.* ...................     800                       10,400
Vincam Group, Inc.* ..................     500                        8,781



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Volt Information Sciences, Inc.* .....     200                  $     4,513
Wackenhut Corp., Class A .............     400                       10,175
Wackenhut Corrections Corp.* .........     600                       17,175
Wallace Computer Services, Inc. ......   1,500                       39,562
Westaff, Inc.* .......................     400                        2,500
Whittman-Hart, Inc.* .................     900                       24,862
                                                                -----------
                                                                  1,753,751
                                                                -----------
TRUCKING, SHIPPING (1.7%)
Air Express International Corp. ......   1,200                       26,100
AirNet Systems, Inc.* ................     600                        8,625
AMERCO* ..............................     300                        8,381
American Freightways Corp.* ..........     900                       10,378
Arnold Industries, Inc. ..............     800                       12,900
Avondale Industries, Inc.* ...........     400                       11,600
C.H. Robinson Worldwide, Inc. ........   1,700                       44,094
Consolidated Freightways Corp.*          1,000                       15,875
Covenant Transport, Inc.,
  Class A* ...........................     300                        5,363
Dispatch Management Services
  Corp.* .............................     400                        1,625
Eagle USA Airfreight, Inc.* ..........     100                        2,450
Expeditors International of
  Washington, Inc. ...................   1,000                       42,000
Fritz Cos., Inc.* ....................     400                        4,325
Greyhound Lines, Inc.* ...............   1,500                        8,906
GulfMark Offshore, Inc.* .............     500                        7,875
Halter Marine Group, Inc.* ...........     800                        3,900
Heartland Express, Inc.* .............   1,100                       19,250
Hvide Marine, Inc., Class A* .........   1,100                        5,500
Iron Mountain, Inc.* .................     850                       30,653
J.B. Hunt Transport Services, Inc.         800                       18,400
Kirby Corp.* .........................     775                       15,452
Knight Transportation, Inc.* .........     550                       14,678
Landstar Systems, Inc.* ..............     400                       16,300
M.S. Carriers, Inc.* .................     400                       13,175
OMI Corp.* ...........................     400                        1,300
Overseas Shipholding Group, Inc.         1,000                       16,063
Pittston BAX Group ...................     400                        4,450
Roadway Express, Inc. ................     600                        8,663
Swift Transportation Co., Inc.* ......   1,100                       30,834
United Rentals (North America),
  Inc.* ..............................     888                       29,415
USFreightways Corp. ..................     800                       23,300
Werner Enterprises, Inc. .............   1,000                       17,687
Wisconsin Central Transport
  Corp.* .............................   2,000                       34,375
XTRA Corp. ...........................     800                       33,100
Yellow Corp.* ........................     900                       17,212
                                                                -----------
                                                                    564,204
                                                                -----------
  TOTAL BUSINESS SERVICES ............                            3,727,550
                                                                -----------
CAPITAL GOODS (10.5%)
AEROSPACE (0.5%)
AAR Corp. ............................   1,050                       25,069
BE Aerospace, Inc.* ..................   1,200                       25,200
Curtiss-Wright Corp. .................     200                        7,625
Cymer, Inc.* .........................     900                       13,162
Ducommun, Inc.* ......................     150                        2,072
GenCorp, Inc. ........................   1,000                       24,937
Hexcel Corp.* ........................     700                        5,863
Kaman Corp., Class A .................     900                       14,456

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Kellstrom Industries, Inc.* .........     400                  $    11,500
Moog, Inc., Class A* ................     200                        7,825
REMEC, Inc.* ........................     500                        9,000
Scott Technologies, Inc.,
  Class A* ..........................     400                        6,613
                                                               -----------
                                                                   153,322
                                                               -----------
BUILDING & CONSTRUCTION (2.0%)
A.O. Smith Corp., Class B ...........     750                       18,422
American Homestar Corp.* ............     200                        3,000
Ameron International Corp. ..........     400                       14,800
Building One Services Corp.* ........   1,700                       35,487
Butler Manufacturing Co. ............     300                        6,713
Champion Enterprises, Inc.* .........   1,500                       41,062
Coachman Industries, Inc. ...........     800                       21,000
Crossmann Communities, Inc.* ........     300                        8,288
Dal-Tile International, Inc.* .......   1,200                       12,450
Del Webb Corp. ......................     800                       22,050
Dycom Industries, Inc.* .............     400                       22,850
Elcor Corp. .........................     600                       19,388
Fairfield Communities, Inc.* ........   1,300                       14,381
Foster Wheeler Corp. ................   1,100                       14,506
Granite Construction, Inc. ..........     600                       20,137
Integrated Electrical Services,
  Inc.* .............................     500                       11,125
Jacobs Engineering Group, Inc.*           900                       36,675
Kaufman & Broad Home Corp. ..........   1,600                       46,000
M.D.C. Holdings, Inc. ...............     600                       12,825
Morrison Knudsen Corp.* .............   1,200                       11,700
National R.V. Holdings, Inc.* .......     300                        7,725
NCI Building Systems, Inc.* .........     700                       19,687
Newport News Shipbuilding, Inc.         1,000                       33,437
Nortek, Inc.* .......................     500                       13,813
Palm Harbor Homes, Inc.* ............     700                       17,631
Pulte Corp. .........................   1,000                       27,812
Republic Group, Inc. ................     300                        6,019
Service Experts, Inc.* ..............     600                       17,550
Simpson Manufacturing Co.,
  Inc.* .............................     200                        7,488
Standard Pacific Corp. ..............     800                       11,300
Thomas Industries, Inc. .............     600                       11,775
Thor Industries, Inc. ...............     400                       10,200
TJ International, Inc. ..............     400                       10,275
Toll Brothers, Inc.* ................     800                       18,050
U.S. Home Corp.* ....................     400                       13,300
Walter Industries, Inc.* ............   1,900                       29,094
Watts Industries, Inc., Class A .....     700                       11,638
Wilmar Industries, Inc.* ............     300                        6,094
Winnebago Industries, Inc. ..........     400                        6,050
                                                               -----------
                                                                   671,797
                                                               -----------
BUILDING MATERIALS & FOREST
  PRODUCTS (1.3%)
Advanced Lighting Technologies,
  Inc.* .............................     400                        3,900
Apogee Enterprises, Inc. ............   1,500                       16,875
CalMat Co. ..........................     700                       21,612
Centex Construction Products,
  Inc. ..............................     500                       20,312
Deltic Timber Corp. .................     200                        4,075
Fedders Corp. .......................   1,000                        5,813
Florida Rock Industries, Inc. .......     700                       21,700



                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Griffon Corp.* ......................   1,300                  $    13,812
Holophane Corp.* ....................     500                       12,844
HomeBase, Inc.* .....................   1,200                        7,650
Hughes Supply, Inc. .................   1,000                       29,250
Juno Lighting, Inc. .................     600                       14,025
Kaydon Corp. ........................   1,100                       44,069
Lone Star Industries, Inc. ..........     800                       29,450
Maxim Group, Inc.* ..................     500                       12,000
Modine Manufacturing Co. ............     900                       32,625
Park Electrochemical Corp. ..........     200                        5,725
Regal-Beloit Corp. ..................     600                       13,800
Sturm Ruger & Co., Inc. .............     600                        7,163
Texas Industries, Inc. ..............   1,000                       26,937
The Scotts Co.* .....................     800                       30,750
Toro Co. ............................     800                       22,800
Universal Forest Products, Inc. .....     800                       16,050
                                                               -----------
                                                                   413,237
                                                               -----------
ELECTRICAL EQUIPMENT (4.8%)
ADTRAN, Inc.* .......................     700                       12,819
Advanced Energy Industries,
  Inc.* .............................     400                       10,000
AMETEK, Inc. ........................   1,200                       26,775
Applied Power, Inc. Class A .........   1,340                       50,585
Arctic Cat, Inc. ....................     500                        5,094
Artisan Components, Inc.* ...........     600                        3,188
Barnes Group, Inc. ..................     600                       17,475
Benchmark Electronics, Inc.* ........     200                        7,325
Comfort Systems USA, Inc.* ..........   1,800                       32,175
CommScope, Inc.* ....................   1,700                       28,581
Credence Systems Corp.* .............   1,000                       18,500
Cypress Semiconductor Corp.* ........   2,600                       21,612
Dallas Semiconductor Corp. ..........   1,100                       44,825
Electro Rent Corp.* .................     500                        8,063
Electroglas, Inc.* ..................     500                        5,875
Encore Wire Corp.* ..................     300                        2,775
Esterline Technologies Corp.* .......     700                       15,225
Flowserve Corp. .....................   1,700                       28,156
Franklin Electric Co., Inc. .........     200                       13,500
General Semiconductor, Inc.* ........   1,200                        9,825
Genlyte Group, Inc.* ................     200                        3,750
Harman International Industries,
  Inc. ..............................     700                       26,687
Hussmann International, Inc. ........   2,000                       38,750
IGEN International, Inc.* ...........     300                        9,188
Integrated Process Equipment
  Corp.* ............................     300                        3,225
Kuhlman Corp. .......................     500                       18,937
Kulicke & Soffa Industries* .........     900                       15,975
Lam Research Corp.* .................   1,700                       30,281
Lattice Semiconductor Corp.* ........     900                       41,316
Level One Communications,
  Inc.* .............................   1,250                       44,375
Marshall Industries* ................     600                       14,700
Mentor Graphics Corp. ...............   2,000                       17,000
Methode Electronics, Inc.,
  Class A ...........................   1,100                       17,187
Mettler-Toledo International,
  Inc.* .............................   1,700                       47,706
Micrel, Inc.* .......................     600                       33,000
Microchip Technology, Inc.* .........   1,900                       70,300
MMC Networks, Inc.* .................     900                       11,925

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Nevada Power Co. .....................   2,400                  $    62,400
Novellus Systems, Inc.* ..............   1,400                       69,300
Oak Technology, Inc.* ................     700                        2,450
OEC Medical Systems, Inc.* ...........     200                        6,288
PairGain Technologies, Inc.* .........   2,400                       18,450
Photronics, Inc.* ....................     800                       19,175
Pioneer-Standard Electronics .........   1,200                       11,250
Plexus Corp.* ........................     500                       16,937
PMC-Sierra, Inc.* ....................   1,100                       69,437
Powerwave Technologies, Inc.* ........     100                        1,863
Public Service Co. of New
  Mexico, Inc. .......................   1,800                       36,787
Puerto Rican Cement Co., Inc. ........     100                        3,494
Qlogic Corp.* ........................     300                       39,262
Rambus, Inc.* ........................     500                       48,125
Rayovac Corp.* .......................   1,300                       34,694
Recoton Corp.* .......................     600                       10,763
ROHN Industries, Inc.* ...............   2,300                        7,906
RPC, Inc. ............................     400                        2,950
Sawtek, Inc.* ........................     600                       10,500
Scotsman Industries, Inc. ............     200                        4,113
SDL, Inc.* ...........................     600                       23,775
Semtech Corp.* .......................     500                       17,937
Sensormatics Electronics Corp.* ......   1,800                       12,488
Silicon Valley Group, Inc.* ..........     900                       11,475
Siliconix, Inc.* .....................     500                       10,375
SIPEX Corp.* .........................     700                       24,587
Sunrise Medical, Inc.* ...............     400                        4,975
Tecumseh Products Co., Class A             600                       27,975
ThermoLase Corp.* ....................     600                        2,738
ThermoQuest Corp.* ...................     400                        5,175
TNP Enterprises, Inc. ................     200                        7,588
Ultratech Stepper, Inc.* .............     500                        8,000
Unitrode Corp.* ......................   1,100                       19,250
Veeco Instruments, Inc.* .............     400                       21,250
Vicor Corp.* .........................     600                        5,400
Vishay Intertechnology, Inc.* ........   2,400                       34,800
VLSI Technology, Inc.* ...............   1,700                       18,594
Watsco, Inc. .........................     800                       13,400
X-Rite, Inc. .........................     300                        2,325
                                                                -----------
                                                                  1,554,926
                                                                -----------
MACHINERY (1.9%)
Albany International Corp.,
  Class A ............................     820                       15,530
Allied Products Corp. ................     500                        3,156
Anchor Gaming* .......................     200                       11,275
Applied Industrial Technologies,
  Inc. ...............................     600                        8,325
Astec Industries, Inc.* ..............     300                       16,687
Baldor Electric Co. ..................   1,600                       32,400
Briggs & Stratton Corp. ..............     900                       44,887
Chart Industries, Inc. ...............     850                        6,481
Cognex Corp.* ........................   1,400                       28,000
Columbus McKinnon Corp. ..............     600                       10,800
Commercial Intertech Corp. ...........     300                        3,881
DT Industries, Inc. ..................     200                        3,150
Gardner Denver, Inc.* ................     500                        7,375
Gleason Corp. ........................     500                        9,063
Global Industrial Technologies,
  Inc.* ..............................     800                        8,550
Graco, Inc. ..........................     550                       16,225



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
IDEX Corp. ...........................   1,100                  $    26,950
Imation Corp.* .......................   1,500                       26,250
JLG Industries, Inc. .................   1,700                       26,562
L.S. Starrett Co., Class A ...........     300                       10,294
Lincoln Electric Holdings ............   2,000                       44,500
Lindsay Manufacturing Co. ............     350                        5,184
MagneTek, Inc.* ......................     700                        8,094
Manitowoc Co., Inc. ..................     600                       26,625
MascoTech, Inc. ......................   1,400                       23,975
Milacron, Inc. .......................   1,100                       21,175
NACCO Industries, Inc. Class A             300                       27,600
Nordson Corp. ........................     400                       20,550
OmniQuip International, Inc. .........     200                        3,000
Presstek, Inc.* ......................     900                        6,131
PRI Automation, Inc.* ................     500                       13,000
Robbins & Myers, Inc. ................     300                        6,638
Sequa Corp., Class A* ................     200                       11,975
Specialty Equipment Co.'s, Inc.* .....     900                       24,356
Stewart & Stevenson Services,
  Inc. ...............................   1,100                       10,725
Tennant Co. ..........................     400                       16,050
Terex Corp.* .........................     700                       19,994
Thermo Fibertek, Inc.* ...............   1,300                        9,263
UNOVA, Inc.* .........................   1,400                       25,375
Zoltec Co's., Inc.* ..................     100                          919
                                                                -----------
                                                                    640,970
                                                                -----------
  TOTAL CAPITAL GOODS ................                            3,434,252
                                                                -----------
CONSUMER CYCLICALS (11.3%)
AIRLINES (0.7%)
AirTran Holdings, Inc.* ..............   1,300                        3,413
Alaska Air Group, Inc.* ..............   1,200                       53,100
America West Holdings Corp.,
  Class B* ...........................   1,200                       20,400
ASA Holdings, Inc. ...................   1,000                       30,500
Atlantic Coast Airlines
  Holdings* ..........................     600                       15,000
Atlas Air, Inc.* .....................     400                       19,575
Aviall, Inc.* ........................     900                       10,575
Aviation Sales Co.* ..................     200                        8,125
Mesaba Holdings, Inc.* ...............     700                       14,437
Midwest Express Holdings, Inc.*            550                       14,472
SkyWest, Inc. ........................     700                       22,881
Trans World Airlines, Inc.* ..........   2,400                       11,550
                                                                -----------
                                                                    224,028
                                                                -----------
APPAREL & TEXTILES (1.8%)
Blair Corp. ..........................     300                        6,656
Buckle, Inc.* ........................     300                        7,200
Burlington Coat Factory
  Warehouse Corp. ....................     800                       13,050
Burlington Industries, Inc.* .........   2,700                       29,700
Cato Corp., Class A ..................     600                        5,906
Charming Shoppes, Inc.* ..............   4,700                       20,269
Collins & Aikman Corp.* ..............   2,300                       11,787
Donna Karan International, Inc.*         1,500                       11,437
Dress Barn, Inc.* ....................     500                        7,594
Enesco Group, Inc. ...................     500                       11,625
Finish Line, Inc., Class A* ..........   1,000                        8,000
Footstar, Inc.* ......................   1,200                       30,000
G&K Services, Inc., Class A ..........     900                       47,925
Gadzooks, Inc.* ......................     200                        1,550

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
Genesco, Inc.* .........................................................   1,200                  $     6,825
Goody's Family Clothing, Inc.* .........................................     600                        6,019
Guess ?, Inc.* .........................................................     900                        4,331
Guilford Mills, Inc. ...................................................     800                       13,350
Gymboree Corp.* ........................................................     700                        4,463
Hancock Fabrics, Inc. ..................................................     800                        6,700
Hartmarx Corp.* ........................................................     500                        2,813
Interface, Inc. ........................................................   2,100                       19,491
International Speedway Corp.,
  Class A* .............................................................     600                       24,300
Just For Feet, Inc.* ...................................................   1,100                       19,112
Kellwood Co. ...........................................................   1,000                       25,000
Men's Wearhouse, Inc.* .................................................     900                       28,575
Michaels Stores, Inc.* .................................................     700                       12,666
Nautica Enterprises, Inc.* .............................................   1,200                       18,000
OshKosh B'Gosh, Inc. ...................................................     500                       10,094
Oxford Industries, Inc. ................................................     100                        2,825
Pacific Sunwear of California,
  Inc.* ................................................................     600                        9,825
Phillips-Van Heusen Corp. ..............................................   1,500                       10,781
Polymer Group, Inc.* ...................................................     500                        4,969
Quicksilver, Inc.* .....................................................     600                       18,000
Russell Corp. ..........................................................   1,600                       32,500
St. John Knits, Inc. ...................................................     700                       18,200
Stage Stores, Inc.* ....................................................   1,300                       12,187
Stein Mart, Inc.* ......................................................   1,000                        6,969
Stride Rite Corp. ......................................................   1,800                       15,750
Syms Corp.* ............................................................     900                        8,100
Timberland Co., Class A* ...............................................     100                        4,556
Tom Brown, Inc.* .......................................................   1,100                       19,319
Wet Seal, Inc., Class A* ...............................................     300                        9,056
                                                                                                  -----------
                                                                                                      587,475
                                                                                                  -----------
AUTO RELATED (2.1%)
Action Performance Cos., Inc.* .........................................     700                       24,762
Aftermarket Technology Corp.* ..........................................     500                        3,938
Arvin Industries, Inc. .................................................     800                       33,350
Avis Rent A Car, Inc.* .................................................   1,000                       24,187
Bandag, Inc. ...........................................................     500                       19,969
Borg-Warner Automotive, Inc. ...........................................     800                       44,650
BREED Technologies, Inc.* ..............................................     900                        7,369
CSK Auto Corp.* ........................................................     700                       18,681
Detroit Diesel Corp.* ..................................................     200                        4,138
Discount Auto Parts, Inc.* .............................................     300                        6,581
Excel Industries, Inc. .................................................     200                        3,500
Exide Corp. ............................................................     900                       14,625
Hayes Lemmerz International,
  Inc.* ................................................................     800                       24,150
Keystone Automotive Industries,
  Inc.* ................................................................     900                       18,844
Leasing Solutions, Inc.* ...............................................     700                        2,844
Littelfuse, Inc.* ......................................................     500                        9,625
LoJack Corp.* ..........................................................     300                        3,563
McGrath Rentcorp .......................................................     400                        8,800
Midas, Inc. ............................................................     700                       21,787
Miller Industries, Inc.* ...............................................     700                        3,150
Monaco Coach Corp.* ....................................................     600                       15,900
O'Reilly Automotive, Inc.* .............................................     700                       33,075
OEA, Inc. ..............................................................     800                        9,450
Penske Motorsports, Inc.* ..............................................     100                        2,663
Polaris Industries, Inc. ...............................................     800                       31,350
Precision Castparts Corp. ..............................................     900                       39,825



                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
Rental Service Corp.* ..................................................     600                  $     9,413
Renters Choice, Inc.* ..................................................     600                       19,050
Rollins Truck Leasing Corp. ............................................   1,750                       25,812
Sauer, Inc. ............................................................     800                        6,050
SPX Corp.* .............................................................   1,000                       67,000
Standard Motor Products, Inc. ..........................................     200                        4,850
Standard Products Co. ..................................................     600                       12,225
Superior Industries, International                                         1,000                       27,812
Titan International, Inc. ..............................................     600                        5,700
Tower Automotive* ......................................................   1,500                       37,406
Tyler Corp.* ...........................................................     700                        4,288
United Auto Group, Inc.* ...............................................     300                        2,756
Westinghouse Air Brake Co. .............................................     400                        9,775
Wynn's International, Inc. .............................................     700                       15,487
                                                                                                  -----------
                                                                                                      678,400
                                                                                                  -----------
AUTOS & TRUCKS (0.0%)
Wabash National Corp. ..................................................     600                       12,188
                                                                                                  -----------
FOOD SERVICES, LODGING (1.5%)
Applebee's International, Inc. .........................................     900                       18,562
Avado Brands, Inc. .....................................................   1,600                       13,300
Bob Evans Farms, Inc. ..................................................   1,700                       44,306
Buffets, Inc.* .........................................................   2,100                       25,069
CEC Entertainment, Inc.* ...............................................     600                       16,650
Cheesecake Factory, Inc.* ..............................................     850                       25,208
Consolidated Products, Inc.* ...........................................     750                       15,469
Extended Stay America, Inc.* ...........................................   2,100                       22,050
Foodmaker, Inc.* .......................................................   1,500                       33,094
Host Marriott Services Corp.* ..........................................   1,100                       11,413
IHOP Corp.* ............................................................     300                       11,981
Landry's Seafood Restaurants,
  Inc.* ................................................................   1,100                        8,250
Lone Star Steakhouse & Saloon,
  Inc.* ................................................................   1,500                       13,781
Marcus Corp. ...........................................................     900                       14,625
NPC International, Inc.* ...............................................     500                        6,031
Papa John's International, Inc.* .......................................     700                       30,887
PJ America, Inc.* ......................................................     500                        9,063
Planet Hollywood International,
  Inc., Class A* .......................................................     900                        2,081
Primadonna Resorts* ....................................................     400                        3,525
Prime Hospitality Corp.* ...............................................   2,400                       25,350
Red Roof Inns, Inc.* ...................................................   1,000                       16,875
Ruby Tuesday, Inc. .....................................................   1,400                       29,750
Ryan's Family Steak Houses,
  Inc.* ................................................................   1,300                       16,088
Sbarro Inc.* ...........................................................     500                       13,094
Sonic Corp.* ...........................................................     700                       17,412
Suburban Lodges of America,
  Inc.* ................................................................     300                        2,456
Sunterra Corp.* ........................................................   1,300                       19,500
Vail Resorts, Inc.* ....................................................   1,200                       26,400
                                                                                                  -----------
                                                                                                      492,270
                                                                                                  -----------
HOUSEHOLD FURNITURE, APPLIANCES (1.1%)
Aaron Rents, Inc. ......................................................     500                        7,563
Bassett Furniture Industries, Inc.  ....................................     600                       14,475
Central Garden & Pet Co.* ..............................................   1,000                       14,375
Cost Plus, Inc./California* ............................................     200                        6,275
Department 56, Inc.* ...................................................     900                       33,806
Garden Ridge Corp.* ....................................................     300                        2,719

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Haverty Furniture Cos., Inc. .........     500                  $    10,500
Heilig-Meyers Co. ....................   3,000                       20,062
Kimball International Inc.,
  Class B ............................   1,300                       24,700
La-Z-Boy, Inc. .......................   2,200                       39,187
Lands' End, Inc.* ....................     400                       10,775
Libbey, Inc. .........................     800                       23,150
Linens'n Things, Inc.* ...............   1,300                       51,512
Meadowcraft, Inc.* ...................     400                        4,475
Mikasa, Inc. .........................     300                        3,825
O'Sullivan Industries Holdings,
  Inc.* ..............................     400                        4,200
Pillowtex Corp. ......................     400                       10,700
SLI, Inc.* ...........................     650                       18,038
Sotheby's Holdings, Inc., Class A        1,700                       54,400
Spiegel, Inc., Class A* ..............     500                        2,875
Spring Industries, Inc., Class A .....     400                       16,575
Windmere-Durable Holdings,
  Inc.* ..............................     600                        4,650
                                                                -----------
                                                                    378,837
                                                                -----------
LEISURE RELATED (1.3%)
@Entertaiment, Inc.* .................     900                        6,075
Alternative Living Services, Inc.*         700                       23,975
AMC Entertainment, Inc.* .............     500                       10,531
American Skiing Corp.* ...............     800                        6,150
Authentic Fitness Corp. ..............     300                        5,475
Aztar Corp.* .........................     800                        4,050
Bally Total Fitness Holding
  Corp.* .............................   1,000                       24,875
Boyd Gaming Corp.* ...................   2,200                        7,288
Carmike Cinemas, Inc., Class A*            500                       10,156
Coleman Co., Inc.* ...................     500                        4,563
Family Golf Centers, Inc.* ...........     900                       17,775
Florida Panthers Holdings, Inc.* .....     900                        8,381
GC Cos., Inc.* .......................     400                       16,650
Grand Casinos, Inc.* .................   2,100                       16,931
GTECH Holdings Corp.* ................   1,400                       35,875
Harveys Casino Resorts ...............     300                        8,306
Hollywood Park, Inc.* ................     400                        3,325
Marvel Enterprises, Inc.* ............     900                        5,569
Midway Games, Inc.* ..................   1,159                       12,749
North Face, Inc.* ....................     400                        5,200
ParkerVision, Inc.* ..................     200                        4,700
Pegasus Systems, Inc.* ...............     400                       14,400
Premier Parks, Inc.* .................   2,200                       66,550
Regis Corp. ..........................     700                       28,000
Rio Hotel & Casino, Inc.* ............     500                        7,937
Scientific Games Holdings Corp.*           600                       11,325
Silverleaf Resorts, Inc.* ............     400                        3,725
Speedway Motorsports, Inc.* ..........     300                        8,550
Station Casinos, Inc.* ...............     500                        4,094
Steinway Musical Instruments,
  Inc.* ..............................     700                       18,200
Travel Services International,
  Inc.* ..............................     300                        9,150
Trendwest Resorts, Inc.* .............     400                        5,000
West Marine, Inc.* ...................     300                        2,963
                                                                -----------
                                                                    418,493
                                                                -----------
PHOTO & OPTICAL (0.3%)
BMC Industries, Inc./Minn. ...........     500                        3,125



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Cole National Corp.* .................     500                  $     8,563
CPI Corp. ............................     200                        5,300
Metromedia International Group,
  Inc.* ..............................   2,700                       14,681
Oakley, Inc.* ........................   1,500                       14,156
Ocular Sciences, Inc.* ...............     300                        8,025
Panavision, Inc.* ....................      24                          297
Sola International, Inc.* ............     900                       15,525
Sunglass Hut International, Inc.*        2,300                       16,100
Wesley Jessen Visioncare, Inc.* ......     300                        8,325
                                                                -----------
                                                                     94,097
                                                                -----------
RETAIL--GENERAL (2.5%)
99 Cents Only Stores* ................     275                       13,509
American Eagle Outfitters, Inc.*           500                       33,312
Ames Department Stores, Inc.* ........     800                       21,600
AnnTaylor Stores Corp.* ..............     700                       27,606
Barnett, Inc.* .......................     400                        5,500
Brylane, Inc.* .......................     100                        2,325
Casey's General Stores, Inc. .........   1,800                       23,456
CDnow, Inc.* .........................     300                        5,400
CellStar Corp.* ......................   1,500                       10,219
Children's Place Retail Stores,
  Inc.* ..............................     600                       15,075
Claire's Stores, Inc. ................   1,900                       38,950
Corporate Express, Inc.* .............   3,600                       18,675
dELiA*s, Inc.* .......................     300                        3,750
Eagle Hardware & Garden, Inc.*             800                       26,000
Elder-Beerman Stores Corp.* ..........     400                        4,625
Fingerhut Cos., Inc. .................   1,500                       23,156
Fossil, Inc.* ........................     200                        5,750
Fred's, Inc. .........................     400                        6,000
Friedman's, Inc., Class A* ...........     800                        8,200
Genesis Direct, Inc.* ................   1,100                        8,594
Guitar Center, Inc.* .................     600                       14,775
Handleman Co.* .......................     900                       12,656
Hanover Direct, Inc.* ................   3,000                       10,313
Hollywood Entertainment Corp.*           1,000                       27,250
JLK Direct Distribution, Inc.,
  Class A* ...........................     300                        3,056
Jo-Ann Stores, Inc., Class A* ........     700                       11,288
K&G Men's Center, Inc.* ..............     100                          888
Kenneth Cole Productions,
  Class A* ...........................     300                        5,625
Longs Drug Stores, Inc. ..............   1,200                       45,000
Media Arts Groups, Inc.* .............     400                        5,625
Micro Warehouse, Inc.* ...............   1,200                       40,575
Mills Corp. ..........................     700                       13,913
Movado Group, Inc. ...................     600                       15,975
Musicland Stores Corp.* ..............   1,600                       23,900
N2K, Inc.* ...........................     400                        5,225
Nine West Group, Inc.* ...............     600                        9,338
Oneida Ltd. ..........................     800                       11,850
ONSALE, Inc.* ........................     100                        4,006
Party City Corp.* ....................     300                        4,331
PETSMART, Inc.* ......................   3,900                       42,900
Samsonite Corp.* .....................     746                        4,150
ShopKo Stores, Inc.* .................     700                       23,275
Southland Corp.* .....................   3,900                        7,434
Sports Authority, Inc.* ..............   1,000                        5,250
Talbots, Inc. ........................     500                       15,688

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Trans World Entertainment
  Corp.* .............................     550                  $    10,484
United Stationers, Inc.* .............   1,300                       33,800
Value City Department Stores,
  Inc.* ..............................     300                        4,181
WD-40 Co. ............................     600                       17,175
Wolverine World Wide, Inc. ...........   1,500                       19,875
Zale Corp.* ..........................   1,600                       51,600
                                                                -----------
                                                                    803,103
                                                                -----------
  TOTAL CONSUMER CYCLICALS ...........                            3,688,891
                                                                -----------
CONSUMER NON-CYCLICALS (12.8%)
BEVERAGES (0.5%)
Adolph Coors Co., Class B ............   1,200                       67,725
Aquarion Co. .........................     600                       24,600
Beringer Wine Estates Holdings,
  Inc., Class B* .....................     600                       26,813
Boston Beer Co., Inc., Class A* ......   1,200                       10,200
Canandaigua Brands, Inc.,
  Class A* ...........................     600                       34,687
Robert Mondavi Corp., Class A*             200                        8,175
                                                                -----------
                                                                    172,200
                                                                -----------
CONTAINERS (0.6%)
Ball Corp. ...........................     900                       41,175
CUNO, Inc.* ..........................     800                       13,000
EarthShell, Corp.* ...................     600                        7,163
First Brands Corp. ...................   1,300                       51,269
Gaylord Container Corp.,
  Class A* ...........................   1,800                       11,025
Greif Brothers Corp., Class A ........     600                       17,512
Interpool, Inc. ......................     600                       10,050
Shorewood Packaging Corp.* ...........     650                       13,325
Silgan Holdings, Inc.* ...............     600                       16,678
Zila, Inc.* ..........................     800                        7,900
                                                                -----------
                                                                    189,097
                                                                -----------
DRUGS (3.5%)
Agouron Pharmaceuticals, Inc.* .......   1,200                       70,500
Algos Pharmaceuticals Corp.* .........     500                       13,000
Alkermes, Inc.* ......................     700                       15,531
Alpharma, Inc. .......................     800                       28,250
AmeriSource Health Corp.,
  Class A* ...........................     700                       45,500
Andrx Corp.* .........................     300                       15,375
Aviron* ..............................     600                       15,525
AXYS Pharmaceuticals, Inc.* ..........     500                        2,938
Barr Laboratories, Inc.* .............     500                       24,000
Bio-Rad Laboratories, Inc.,
  Class A* ...........................     500                       10,500
Block Drug Co., Inc., Class A ........     715                       31,013
Carter-Wallace, Inc. .................   1,200                       23,550
Cephalon, Inc.* ......................   1,300                       11,700
ChiRex, Inc.* ........................     500                       10,687
Columbia Laboratories, Inc.* .........   1,100                        3,369
Coulter Pharmaceutical, Inc.* ........     500                       15,000
Duane Reade, Inc.* ...................     600                       23,100
Dura Pharmaceuticals, Inc.* ..........   1,400                       21,262
EntreMed, Inc.* ......................     200                        4,200
Fuisz Technologies Ltd.* .............     800                       10,300
GelTex Pharmaceuticals, Inc.* ........     300                        6,788
Genovese Drug Stores, Inc. ...........     300                        8,550
Gensia Sicor, Inc.* ..................   3,500                       15,859



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ----------------
Gilead Sciences, Inc.* ...............   1,100                  $    45,169
Guilford Pharmaceuticals, Inc.* ......     400                        5,700
Herbalife International, Class A .....     800                       11,400
ICOS Corp.* ..........................   1,100                       32,725
IDEC Pharmaceuticals Corp.* ..........     600                       28,200
ImClone Systems, Inc.* ...............     800                        7,250
Immune Response Corp.* ...............     900                        9,787
Incyte Pharmaceuticals, Inc.* ........     800                       29,900
Isis Pharmaceuticals, Inc.* ..........     800                       10,350
Jones Medical Industries, Inc. .......   1,000                       36,500
Ligand Pharmaceuticals, Inc.,
  Class B* ...........................   1,400                       16,275
Lipsome Co., Inc.* ...................   1,700                       26,244
Medicis Pharmaceutical Corp.,
  Class A* ...........................     600                       35,775
MedImmune, Inc.* .....................     800                       79,550
Millennium Pharmaceuticals,
  Inc.* ..............................   1,000                       25,875
Miravant Medical Technologies *            500                        6,438
NBTY, Inc.* ..........................   1,300                        9,263
NCS HealthCare, Inc., Class A* .......     500                       11,875
NeXstar Pharmaceuticals, Inc.* .......   1,300                       12,025
Omega Protein Corp.* .................     800                        8,100
PathoGenesis Corp.* ..................     600                       34,800
Perrigo Co.* .........................   2,400                       21,150
PharMerica, Inc.* ....................   3,500                       21,000
Roberts Pharmaceutical Corp.* ........   1,000                       21,750
Sepracor, Inc.* ......................     900                       79,312
SEQUUS Pharmaceuticals, Inc.*            1,300                       26,325
Triangle Pharmaceuticals, Inc.* ......     600                        8,175
Twinlab Corp.* .......................     800                       10,500
US Bioscience, Inc.* .................     400                        2,875
Vertex Pharmaceuticals, Inc.* ........     800                       23,800
ViroPharma, Inc.* ....................     400                        3,725
VIVUS, Inc.* .........................   1,500                        3,891
Zonagen, Inc.* .......................     500                        9,562
                                                                -----------
                                                                  1,141,763
                                                                -----------
FOODS (1.3%)
Agribrands International, Inc.* ......     400                       12,000
American Italian Pasta Co.,
  Class A* ...........................     700                       18,462
Chiquita Brands International,
  Inc. ...............................   1,300                       12,431
Corn Products International, Inc.        1,200                       36,450
Dreyer's Grand Ice Cream, Inc. .......   1,100                       16,638
Earthgrains Co. ......................   1,400                       43,312
Imperial Holly Corp. .................     700                        5,688
International Multifoods Corp. .......     600                       15,488
J.M. Smucker Co., Class A ............   1,300                       32,175
Lance, Inc. ..........................     900                       17,944
Michael Foods, Inc. ..................     500                       15,000
Performance Food Group, Co.* .........     500                       14,063
Pilgrims Pride Corp. .................     300                        5,981
Rainforest Cafe, Inc.* ...............     600                        3,638
Ralcorp Holdings, Inc.* ..............   1,380                       25,185
Richfood Holdings, Inc. ..............   1,500                       31,125
Smithfield Foods, Inc.* ..............   1,100                       37,262
Universal Foods Corp. ................   2,300                       63,106
Vlasic Foods International, Inc.*        1,000                       23,812
Zapata Corp. .........................     500                        6,125
                                                                -----------
                                                                    435,885
                                                                -----------

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
HOSPITAL SUPPLIES & SERVICES (6.1%)
ABR Information Services, Inc.*          1,100                  $    21,587
Acuson Corp.* ........................   1,000                       14,875
ADAC Laboratories* ...................     800                       15,975
Advance Paradigm, Inc.* ..............     400                       14,000
Advanced Tissue Sciences, Inc.* ......   2,000                        5,188
Affymetrix, Inc.* ....................     500                       12,188
ALARIS Medical, Inc.* ................   2,000                       11,750
American HomePatient, Inc.* ..........   1,700                        3,081
American Oncology Resources,
  Inc.* ..............................   1,000                       14,562
AmeriPath, Inc.* .....................   1,500                       13,406
Apria Healthcare Group, Inc.* ........   1,300                       11,619
Arrow International, Inc. ............     500                       15,687
Ballard Medical Products .............   1,100                       26,744
Bindley Western Industries, Inc. .....     800                       39,400
Bio-Technology General Corp.* ........   1,600                       11,100
Biomatrix, Inc.* .....................     300                       17,475
BRC Holdings, Inc.* ..................     700                       13,125
Capital Senior Living Corp.* .........     500                        6,969
CareMatrix Corp.* ....................     400                       12,250
Cell Genesys, Inc.* ..................   1,500                        9,000
Chemed Corp. .........................     400                       13,400
Closure Medical Corp.* ...............     300                        8,944
Coherent, Inc.* ......................   1,000                       12,438
CONMED Corp.* ........................     400                       13,200
Cooper Cos., Inc.* ...................     800                       16,550
COR Therapeutics, Inc.* ..............     600                        7,950
Covance, Inc.* .......................   2,400                       69,900
Curative Health Services, Inc.* ......     600                       20,100
Cytyc Corp.* .........................     500                       12,875
Datascope Corp.* .....................     400                        9,200
Dendrite International, Inc.* ........     700                       17,478
Diagnostic Products Corp. ............     200                        6,225
Envoy Corp.* .........................     700                       40,775
Express Scripts, Inc., Class A* ......   1,300                       87,262
Genesis Health Ventures, Inc.* .......   1,200                       10,500
Haemonetics Corp.* ...................     800                       18,200
Hanger Orthopedic Group, Inc.*             400                        9,000
Henry Schein, Inc.* ..................     800                       35,800
Heska Corp./Mass.* ...................   1,500                        6,656
Hologic, Inc.* .......................     600                        7,275
Hooper Holmes, Inc. ..................     400                       11,600
Human Genome Sciences, Inc.* .........   1,000                       35,562
IDEXX Laboratories, Inc.* ............   1,300                       34,978
IDX Systems Corp.* ...................     400                       17,600
IMPATH, Inc.* ........................     500                       13,250
Inhale Therapeutic Systems, Inc.*          500                       16,500
Ivacare Corp. ........................   1,100                       26,400
IVAX Corp.* ..........................   3,100                       38,556
K-V Pharmaceutical Co.,
  Class B* ...........................     600                       12,413
Life Technologies, Inc. ..............     400                       15,550
Lifecore Biomedical, Inc.* ...........     600                        6,150
LTC Healthcare, Inc.* ................      90                          236
Magellan Health Services, Inc.* ......   1,800                       15,075
Mariner Post-Acute Network,
  Inc.* ..............................   1,900                        8,669
Maxxim Medical, Inc.* ................     400                       11,900
Medaphis Corp.* ......................   3,600                       11,813
Medical Manager, Corp.* ..............     400                       12,550



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
MedQuist, Inc.* ......................     600                  $    23,700
Mentor Corp.* ........................     800                       18,750
Mid Atlantic Medical Services,
  Inc.* ..............................   1,200                       11,775
MiniMed, Inc.* .......................     300                       31,425
Neurogen Corp.* ......................     500                        8,750
NovaCare Corp.* ......................   2,800                        7,000
Novoste Corp.* .......................     300                        8,513
Organogenesis, Inc.* .................     900                       10,125
Orthodontic Centers of America,
  Inc.* ..............................   1,000                       19,437
Owens & Minor, Inc. ..................   1,000                       15,750
Oxford Health Plans, Inc.* ...........   2,700                       40,162
PAREXEL International Corp.* .........     800                       20,000
Patterson Dental Co.* ................   1,050                       45,675
Pediatrix Medical Group, Inc.* .......     600                       35,962
PhyCor, Inc.* ........................   3,100                       21,119
Phymatrix, Inc.* .....................   1,900                        4,156
Physician Computer Network,
  Inc.* ..............................     700                           35
Physician Reliance Network,
  Inc.* ..............................     700                        9,188
Priority Healthcare Corp.,
  Class B* ...........................     500                       25,937
Protein Design Labs, Inc.* ...........     600                       13,875
Province Healthcare Co.* .............     400                       14,350
PSS World Medical, Inc.* .............   2,800                       64,400
Quest Diagnostics, Inc.* .............     700                       12,469
Regeneron Pharmaceuticals, Inc,*           900                        6,638
Renal Care Group, Inc.* ..............   1,550                       44,659
Res-Care, Inc.* ......................     600                       14,812
ResMed, Inc.* ........................     600                       27,225
Respironics, Inc.* ...................     900                       18,028
Rural/Metro Corp.* ...................     600                        6,563
Sabratek Corp.* ......................     600                        9,825
SangStat Medical Corp.* ..............     800                       17,000
Scios, Inc.* .........................   1,000                       10,375
Serologicals Corp.* ..................   1,050                       31,500
Sierra Health Services, Inc.* ........   1,100                       23,169
Sun Healthcare Group, Inc.* ..........   2,200                       14,438
Sunrise Assisted Living, Inc.* .......     500                       25,937
Synetic, Inc.* .......................     600                       26,400
Techne Corp.* ........................     800                       16,900
Theragenics Corp.* ...................   1,200                       20,175
Thermo BioAnalysis Corp.* ............     600                        7,950
Thermo Cardiosystems, Inc. ...........     500                        5,219
ThermoTrex Corp.* ....................     300                        2,569
Transition Systems, Inc.* ............     500                        7,500
Transkaryotic Therapies, Inc.* .......     800                       20,300
United Payors & United
  Providers, Inc.* ...................     700                       19,950
Vencor, Inc.* ........................   1,600                        7,200
Ventana Medical Systems, Inc.* .......     600                       12,975
Veterinary Centers of America,
  Inc* ...............................     900                       17,944
Vical, Inc.* .........................     300                        4,256
VISX, Inc.* ..........................     400                       34,975
VWR Scientific Products Corp.* .......     600                       10,425
West Co., Inc. .......................     557                       19,878
Xomed Surgical Products, Inc.* .......     600                       19,200
                                                                -----------
                                                                  1,969,049
                                                                -----------

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
RETAIL--FOOD (0.4%)
Advantica Restaurant Group,
  Inc.* ..............................   1,100                  $     6,806
Dave & Busters, Inc.* ................     300                        6,919
Fleming Cos., Inc. ...................   2,100                       21,787
Great Atlantic & Pacific Tea Co.,
  Inc. ...............................     500                       14,812
Hain Food Group, Inc.* ...............     400                       10,000
Ingles Markets, Inc., Class A ........     200                        2,188
Luby's Cafeterias, Inc. ..............     700                       10,806
Petco Animal Supplies, Inc.* .........     800                        8,050
Ruddick Corp. ........................   1,000                       23,000
Smart & Final, Inc. ..................     300                        2,888
United Natural Foods, Inc.* ..........     200                        4,825
Wild Oats Markets, Inc.* .............     400                       12,600
                                                                -----------
                                                                    124,681
                                                                -----------
SOAPS & TOILETRIES (0.2%)
Chattem, Inc.* .......................     400                       19,150
Church & Dwight Co., Inc. ............     600                       21,563
French Fragrances, Inc.* .............     900                        6,525
Nature's Sunshine Products, Inc. .....     500                        7,625
Playtex Products, Inc.* ..............   1,200                       19,275
                                                                -----------
                                                                     74,138
                                                                -----------
TOBACCO (0.2%)
Consolidated Cigar Holdings,
  Inc.* ..............................     100                        1,769
DIMON, Inc. ..........................   1,700                       12,644
General Cigar Holdings, Inc.* ........     700                        6,081
Universal Corp. ......................   1,300                       45,662
                                                                -----------
                                                                     66,156
                                                                -----------
  TOTAL CONSUMER NON-CYCLICALS                                    4,172,969
                                                                -----------
CREDIT SENSITIVE (26.1%)
BANKS (8.0%)
Anchor Bancorp Wisconsin, Inc. .......     800                       19,200
Area Bancshares Corp. ................     500                       13,125
Arthur J. Gallagher & Co. ............     600                       26,475
BancFirst Corp. ......................     200                        7,175
BancFirst Ohio Corp. .................     500                       15,188
BancorpSouth, Inc. ...................   1,100                       19,869
BancWest Corp. .......................     700                       33,600
Bank of Granite Corp. ................     450                       12,431
Banknorth Group, Inc. ................     700                       26,337
Bay View Capital Corp. ...............     300                        6,506
BISYS Group, Inc.* ...................   1,000                       51,625
Brenton Banks, Inc. ..................     440                        7,370
Brookline Bancorp, Inc. ..............     600                        6,900
BSB Bancorp, Inc. ....................     200                        6,575
BT Financial Corp. ...................     200                        5,475
Capital City Bank Group, Inc. ........     150                        4,144
Carolina First Corp. .................   1,000                       25,312
CashAmerica International, Inc. ......   1,100                       16,706
Cathay Bancorp, Inc. .................     200                        8,200
Century South Banks, Inc. ............     500                       13,938
CFSB Bancorp, Inc. ...................     400                        9,750
Chemical Financial Corp. .............     825                       28,050
Chittenden Corp. .....................     800                       25,600
CNB Bancshares, Inc. .................   1,125                       52,453
Columbia Banking Systems, Inc.*            200                        3,700
Commerce Bancorp, Inc. ...............     631                       33,127



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Commercial Federal Corp. .............   2,089                  $    48,439
Commonwealth Bancorp, Inc. ...........     800                       12,450
Community Bank System, Inc. ..........     100                        2,931
Community First Bankshares,
  Inc. ...............................   1,900                       40,019
Community Trust Bancorp, Inc. ........     400                        9,400
CORUS Bankshares, Inc. ...............     300                        9,675
Cullen/Frost Bankers, Inc. ...........   1,000                       54,875
CVB Financial Corp. ..................     330                        7,425
Dime Community Banshares, Inc.             400                        8,250
Downey Financial Corp. ...............     625                       15,898
F&M Bancorporation, Inc. .............     430                       13,008
F&M National Corp. ...................     900                       26,944
Farmers Capital Bank Corp. ...........     200                        7,500
First Citizens BankShares, Inc.,
  Class A ............................     300                       27,000
First Commerce Bankshares, Inc.,
  Class B ............................     400                       11,200
First Commonwealth Financial
  Corp. ..............................     900                       22,050
First Federal Capital Corp. ..........     400                        6,550
First Financial Bancorp ..............   1,500                       43,406
First Financial Bankshares, Inc. .....     330                       11,550
First Financial Corp./Indiana ........     200                        9,875
First Financial Holdings, Inc. .......     500                        9,500
First Indiana Corp. ..................     800                       16,000
First Merchants Corp. ................     700                       18,287
First Midwest Bancorp, Inc. ..........   1,030                       39,204
First Republic Bank* .................     500                       12,531
First Sentinel Bancorp, Inc. .........   1,382                       11,229
First Source Corp. ...................     620                       20,770
First United Bankshares, Inc. ........     800                       14,200
First Western Bancorp, Inc. ..........     700                       22,225
FirstBank Corp./Puerto Rico ..........   1,400                       42,262
FirstFed Financial Corp.* ............   1,200                       21,450
Flagstar Bancorp, Inc. ...............     100                        2,613
Frontier Financial Corp.* ............     100                        4,575
GBC Bancorp ..........................     500                       12,875
Grand Premier Financial, Inc.* .......     900                       11,025
Greater Bay Bancorp ..................     200                        6,750
Hancock Holding Corp. ................     600                       27,300
Harbor Florida Bancorp, Inc. .........     400                        4,475
Harleysville National Corp. ..........     200                        7,800
Harris Financial, Inc. ...............     500                        6,813
Horizon Bancorp., Inc. ...............     300                       10,181
HUBCO, Inc. ..........................   1,824                       54,948
Imperial Bancorp* ....................   1,250                       20,781
Independence Community Bank
  Corp. ..............................   3,100                       49,406
International Bancshares Corp. .......     500                       25,312
InterWest Bancorp, Inc. ..............   1,150                       25,444
Irwin Financial Corp. ................     400                       10,875
Jefferson Savings Bancorp, Inc. ......     600                        7,875
JSB Financial, Inc. ..................     300                       16,312
MAF Bancorp, Inc. ....................   1,250                       33,125
MainStreet Financial, Corp. ..........     600                       27,862
Merchants New York Bancorp,
  Inc. ...............................     400                       14,475
Michigan Financial Corp. .............     200                        6,800
Mid-America Bancorp ..................     206                        5,588
Mississippi Valley Bancshares,
  Inc. ...............................     100                        3,375

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
National Bancorp of Alaska, Inc.            700                  $    23,625
National City Bancshares, Inc. ........     420                       15,671
National Penn Bancshares, Inc. ........     375                       10,219
NTB Bancorp, Inc. .....................     699                       16,339
Ocean Financial Corp. .................     700                       11,638
Old National Bancorp ..................     920                       51,290
Omega Financial Corp. .................     600                       18,150
One Valley Bancorp, Inc. ..............   1,600                       52,600
Pacific Capital Bancorp ...............     600                       15,450
Park National Corp. ...................     200                       20,600
PBOC Holdings, Inc.* ..................     600                        6,150
Peoples Bancorp, Inc. .................   1,400                       15,225
PFF Bancorp, Inc.* ....................     400                        6,400
Premier Bancshares, Inc. ..............     700                       18,331
Prime Bancorp, Inc. ...................     500                        7,875
Provident Bankshares Corp. ............   1,210                       30,099
Republic Bancorp, Inc. ................     975                       13,284
Republic Bancshares, Inc.* ............     400                        5,250
Republic Security Financial Corp.           800                        9,700
Richmond County Financial
  Corp. ...............................     900                       14,456
Riggs National Corp.
  (Washington D.C.) ...................     700                       14,263
Roslyn Bancorp, Inc. ..................   1,900                       40,850
S & T Bancorp, Inc. ...................     760                       20,947
Sandy Spring Bancorp, Inc. ............     500                       15,063
Shoreline Financial Corp. .............     500                       13,188
Signal Corp. ..........................     450                       15,413
Silicon Valley Bancshares* ............     800                       13,625
SIS Bancorp, Inc. .....................     300                       13,575
Sky Financial Group, Inc. .............   1,647                       43,543
Southwest Bancorporation of
  Texas, Inc.* ........................     700                       12,513
St. Paul Bancorp, Inc. ................   1,800                       48,994
Staten Island Bancorp, Inc. ...........   1,600                       31,900
Sterling Bancshares, Inc., Texas ......   1,450                       21,569
Sterling Financial Corp. ..............     400                       16,600
Susquehanna Bancshares, Inc. ..........   1,400                       28,656
Texas Regional Bancshares, Inc.,
  Class A .............................     500                       12,531
TR Financial Corp. ....................     700                       27,562
Triangle Bancorp, Inc. ................     850                       13,441
Trust Co. of New Jersey ...............     600                       14,700
Trustco Bank Corp. (New York) .........   1,205                       36,150
U.S.B. Holding Co., Inc. ..............     440                        7,425
United Bankshares, Inc. ...............   2,000                       53,000
USBANCORP, Inc. .......................     700                       13,913
UST Corp. .............................   1,200                       28,275
Webster Financial Corp. ...............     900                       24,694
WesBanco, Inc. ........................     900                       26,550
West Coast Bancorp (Oregon) ...........     220                        4,620
Westamerica Bancorporation ............   1,500                       55,125
Western Bancorp .......................     900                       26,325
Westernbank Puerto Rico ...............   1,100                       17,462
Whitney Holding Corp. .................   1,000                       37,500
                                                                 -----------
                                                                   2,603,843
                                                                 -----------
FINANCIAL SERVICES (2.7%)
Aames Financial Corp. .................   2,600                        8,288
Advanta Corp., Class A ................     800                       10,600
Advest Group, Inc. ....................     400                        7,400
Affiliated Managers Group, Inc.*            600                       17,925



                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
AMCORE Financial, Inc. ................   1,100                  $    25,180
AmeriCredit Corp.* ....................   2,200                       30,387
Ameritrade Holding Corp.,
  Class A* ............................     400                       12,600
Amplicon, Inc. ........................     300                        4,519
Arcadia Financial Ltd.* ...............   2,100                        7,613
BankAtlantic Bancorp, Inc.,
  Class B .............................   1,300                        9,263
BOK Financial Corp.* ..................     103                        4,854
Charter Municipal Mortgage
  Acceptance Co. ......................     600                        7,275
Citizens Banking Corp. ................     700                       23,625
Conning Corp. .........................     700                       14,525
ContiFinancial Corp.* .................   1,000                        7,125
Credit Acceptance Corp.* ..............     600                        4,388
Dain Rauscher Corp. ...................     500                       14,750
Delta Financial Corp.* ................     900                        5,344
Doral Financial Corp. .................   1,500                       33,187
DVI, Inc.* ............................     300                        5,438
Eaton Vance Corp. .....................   1,100                       22,962
Enhance Financial Services
  Group, Inc. .........................     900                       27,000
EVEREN Capital Corp. ..................     600                       13,650
Financial Federal Corp.* ..............     500                       12,375
First Sierra Financial, Inc.* .........     600                        7,350
FirstCity Financial Corp.* ............     300                        3,881
FNB Corp. .............................     705                       19,916
Freedom Securities Corp. ..............     600                        9,075
Friedman, Billings, Ramsey
  Group, Inc., Class A ................   1,700                       11,050
Hambrecht & Quist Group* ..............     900                       20,419
Headlands Mortgage Corp.* .............     800                       16,750
HealthCare Financial Partners,
  Inc.* ...............................     500                       19,937
IMC Mortgage Co.* .....................     900                          253
Impac Mortgage Holdings, Inc. .........   1,000                        4,563
Imperial Credit Commercial
  Mortgage Investment .................     900                        8,438
Imperial Credit Industries, Inc.* .....   1,200                       10,050
International Telecommunication
  Data Systems, Inc.* .................     300                        4,425
Investment Technology Group,
  Inc.* ...............................     200                       12,412
Investors Financial Services
  Corp. ...............................     300                       17,887
Jeffries Group, Inc. ..................     700                       34,737
John Nuveen Co., Class A ..............     200                        7,425
Life USA Holding, Inc. ................     800                       10,300
Metris Cos., Inc. .....................     744                       37,410
Morgan Keegan, Inc. ...................   1,400                       26,337
National Processing, Inc.* ............   1,200                        6,600
Oakwood Homes Corp. ...................   1,700                       25,819
Oriental Financial Group, Inc. ........     533                       16,690
Paymentech, Inc.* .....................     500                        9,250
PEC Israel Economic Corp.* ............     300                        8,625
Pioneer Group, Inc. ...................     900                       17,775
Queens County Bancorp, Inc. ...........     700                       20,825
Reliance Bancorp, Inc. ................     400                       11,125
Resource America, Inc., Class A             900                        8,156
Resource Bankshares Mortgage
  Group, Inc. .........................     400                        6,625
Southwest Securities Group, Inc.            800                       16,100

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
Triad Guaranty, Inc.* .................     600                  $    13,237
UMB Financial Corp. ...................     700                       32,112
UniCapital Corp.* .....................   1,100                        8,113
United Co's. Financial Corp. ..........     800                        2,700
Varlen Corp. ..........................     625                       14,414
Vermont Financial Services
  Group Corp. .........................     700                       23,275
Westcorp ..............................     800                        5,550
Wilshire Financial Services
  Group, Inc.* ........................     500                          313
WSFS Financial Corp. ..................     600                       10,125
                                                                 -----------
                                                                     870,317
                                                                 -----------
INSURANCE (3.4%)
Alfa Corp. ............................   1,200                       29,100
American Annuity Group, Inc. ..........     300                        6,900
American Heritage Life
  Investment Corp. ....................     600                       14,662
Amerin Corp.* .........................     600                       14,175
AmerUs Life Holdings, Inc.,
  Class A .............................     800                       17,900
Argonaut Group, Inc. ..................     700                       17,150
ARM Financial Group, Inc.,
  Class A .............................     800                       17,750
Capital Re Corp. ......................     700                       14,044
Capital Transamerica Corp. ............     500                        9,344
Chartwell Re Corp. ....................     200                        4,750
Chicago Title Corp. ...................     500                       23,469
CMAC Investments Corp. ................   1,000                       45,937
CNA Surety Corp. ......................     400                        6,300
Commerce Group, Inc. ..................     900                       31,894
Delphi Financial Group, Inc.,
  Class A* ............................     714                       37,440
Executive Risk, Inc. ..................     500                       27,469
FBL Financial Group, Inc.,
  Class A .............................     900                       21,825
Fidelity National Financial, Inc. .....     990                       30,195
First American Financial Corp. ........   2,150                       69,069
Foremost Corp. of America .............     600                       12,600
FPIC Insurance Group, Inc.* ...........     300                       14,344
Frontier Insurance Group, Inc. ........   1,060                       13,647
Fund American Enterprises
  Holdings, Inc. ......................     200                       28,012
Guarantee Life Cos., Inc. .............     500                        9,250
Harleysville Group, Inc. ..............     500                       12,906
HCC Insurance Holdings, Inc. ..........   1,000                       17,625
Highlands Insurance Group, Inc.*            200                        2,613
HSB Group, Inc. .......................   1,400                       57,487
INspire Insurance Solutions, Inc.*          200                        3,675
LandAmerica Financial Group,
  Inc. ................................     400                       22,325
Liberty Corp. .........................     592                       29,156
Markel Corp.* .........................     200                       36,200
Meadowbrook Insurance Group,
  Inc. ................................     100                        1,644
Medical Assurance, Inc.* ..............     880                       29,095
Midland Co. ...........................     300                        7,238
MMI Cos., Inc. ........................     500                        8,375
NAC Re Corp. ..........................     800                       37,550
Nymagic, Inc. .........................     300                        6,225
Ocwen Asset Investment Corp. ..........     300                        1,444
Penn Treaty American Corp.* ...........     300                        8,081



                                                 NUMBER                 VALUE
                                                OF SHARES             (NOTE 1)
                                          --------------------   ------------------
PennCorp Financial Group, Inc. ........     700                  $       700
Philadelphia Consolidated
  Holdings Corp.* .....................     300                        6,788
PMA Capital Corp., Class A ............     700                       13,694
Poe & Brown, Inc. .....................     400                       13,975
Presidential Life Corp. ...............   1,200                       23,850
PXRE Corp. ............................     400                       10,025
Reinsurance Group of America,
  Inc. ................................     800                       56,000
Risk Capital Holdings, Inc.* ..........     400                        8,700
RLI Corp. .............................     225                        7,481
SCPIE Holdings, Inc. ..................     500                       15,156
Selective Insurance Group, Inc. .......   1,400                       28,175
Stewart Information Services
  Corp. ...............................     400                       23,200
TIG Holdings, Inc. ....................   2,100                       32,681
Trenwick Group, Inc. ..................     400                       13,050
UICI* .................................   1,600                       39,200
United Fire & Casualty Co. ............     300                       10,088
Vesta Insurance Group, Inc. ...........     400                        2,400
W.R. Berkley Corp. ....................     500                       17,031
                                                                 -----------
                                                                   1,121,059
                                                                 -----------
INVESTMENT COMPANY (0.2%)
Phoenix Investment Partners Ltd.          1,800                       15,188
SEI Corp. .............................     500                       49,687
                                                                 -----------
                                                                      64,875
                                                                 -----------
MORTGAGE RELATED (0.0%)
Federal Agricultural Mortgage
  Corp., Class C* .....................     100                        3,712
                                                                 -----------
REAL ESTATE (7.4%)
Alexandria Real Estate Equities,
  Inc. ................................     600                       18,562
American Health Properties, Inc.          1,000                       20,625
AMLI Residential Properties
  Trust ...............................     500                       11,125
Avatar Holdings, Inc.* ................     300                        4,800
Bedford Property Investors, Inc. ......     900                       15,188
Berkshire Realty Co. ..................   1,300                       12,350
Boykin Lodging Trust, Inc. ............     300                        3,713
Bradley Real Estate, Inc. .............   1,000                       20,500
Brandywine Realty Trust ...............   1,700                       30,387
BRE Properties, Class A ...............   1,900                       47,025
Burnham Pacific Properties, Inc. ......   1,300                       15,681
Cabot Industrial Trust ................     600                       12,263
Camden Property Trust .................   1,900                       49,400
Capstead Mortgage Corp. ...............   1,400                        5,775
CB Richard Ellis Services, Inc.* ......     700                       12,688
CBL & Associates Properties,
  Inc. ................................     900                       23,231
CCA Prison Realty Trust ...............     900                       18,450
CenterPoint Properties Corp. ..........     400                       13,525
Chateau Communications, Inc. ..........     800                       23,450
Chelsea GCA Realty, Inc. ..............     600                       21,375
Choice Hotels International,
  Inc.* ...............................   1,500                       20,531
Colonial Properties Trust .............   1,300                       34,612
Commercial Net Lease Realty ...........   1,000                       13,250
Cornerstone Realty Income
  Trust, Inc. .........................   2,300                       24,150
Cousins Properties, Inc. ..............   1,200                       38,700

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
CRIIMI MAE, Inc. .....................   1,500                  $     5,250
D.R. Horton, Inc. ....................   1,200                       27,600
Developers Diversified Realty
  Corp. ..............................   2,100                       37,275
Dynex Capital, Inc. ..................   1,500                        6,938
EastGroup Properties, Inc. ...........     400                        7,375
Equity Inns, Inc. ....................   1,500                       14,438
Essex Property Trust, Inc. ...........     800                       23,800
Federal Realty Investment Trust ......   1,500                       35,437
FelCor Lodging Trust, Inc. ...........   2,511                       57,910
First Industrial Realty Trust, Inc.      1,700                       45,581
First Union Real Estate
  Investments ........................     500                        2,938
Forest City Enterprises, Inc.,
  Class A ............................     500                       13,125
Franchise Finance Corp. of
  America ............................   1,300                       31,200
Gables Residential Trust .............   1,500                       34,781
General Growth Properties ............   1,300                       49,237
Glenborough Realty Trust, Inc. .......   1,600                       32,600
Glimcher Realty Trust ................     800                       12,550
Great Lakes REIT, Inc. ...............     200                        3,138
Grubb & Ellis Co.* ...................     600                        4,838
Health Care Property Investors,
  Inc. ...............................     900                       27,675
Health Care REIT, Inc. ...............     900                       23,287
Healthcare Realty Trust, Inc. ........   1,996                       44,536
Home Properties of New York,
  Inc. ...............................   1,000                       25,750
Hospitality Properties Trust .........     900                       21,712
Innkeepers USA Trust .................   1,100                       12,994
Insignia Financial Group, Inc.,
  Class A* ...........................     533                        6,463
IRT Property Co. .....................     600                        6,000
Irvine Apartment Communities,
  Inc. ...............................     700                       22,312
JDN Realty Corp. .....................   1,250                       26,953
JP Realty, Inc. ......................     300                        5,888
Kilroy Realty Corp. ..................   1,400                       32,200
Kimco Realty Corp., Series D .........     144                        3,726
Koger Equity Inc. ....................     900                       15,469
LaSalle Partners, Inc.* ..............     400                       11,775
LNR Property Corp. ...................     800                       15,950
LTC Properties, Inc. .................     900                       14,963
Manufactured Home
  Communities, Inc. ..................     900                       22,556
Meridian Industrial Trust, Inc. ......   1,200                       28,200
MeriStar Hospitality Corp. ...........   1,578                       29,292
Merry Land Properties, Inc.* .........      55                          199
MGI Properties, Inc. .................   1,000                       27,937
Mid America Apartment
  Communities, Inc. ..................     800                       18,150
National Health Investors, Inc. ......     900                       22,219
Nationwide Health Properties,
  Inc. ...............................   1,600                       34,500
New Plan Excel Realty Trust ..........   2,980                       66,119
NVR, Inc.* ...........................     300                       14,306
OMEGA Healthcare Investors ...........     700                       21,131
Pacific Gulf Properties, Inc. ........     700                       14,044
Parkway Properties, Inc. .............     600                       18,750
Prentiss Properties Trust ............   1,500                       33,469
Price Enterprises, Inc. ..............   1,036                        5,504



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Prime Group Realty Trust .............     300                  $     4,538
Prime Retail, Inc. ...................   1,500                       14,719
PS Business Parks, Inc., Class A .....     700                       16,712
Realty Income Corp. ..................   1,400                       34,825
Reckson Associates Realty ............   2,000                       44,375
Redwood Trust, Inc. ..................     800                       11,200
Regency Realty Corp. .................   1,100                       24,475
RFS Hotel Investors, Inc. ............   1,600                       19,600
Ryland Group, Inc. ...................     800                       23,100
Security Capital Group, Inc.,
  Class B* ...........................   1,200                       16,275
Shurgard Storage Centers,
  Class A ............................     600                       15,488
SL Green Realty Corp. ................     700                       15,138
Smith (Charles E.) Residential
  Realty .............................     900                       28,912
Sovran Self Storage, Inc. ............     200                        5,025
Storage Trust Realty .................     700                       16,363
Storage USA, Inc. ....................   1,000                       32,312
Summit Properties, Inc. ..............     800                       13,800
Sun Communities, Inc. ................     900                       31,331
Sunstone Hotel Investors .............   1,500                       14,156
Taubman Center, Inc. .................   2,300                       31,625
The Macerich Co. .....................     600                       15,375
Thornberg Mortgage Asset Corp.             500                        3,813
Tower Realty Trust, Inc. .............     600                       12,075
Town & Country Trust .................     800                       12,850
Trammell Crow Co.* ...................   1,200                       33,600
TriNet Corp. Realty Trust ............   1,100                       29,425
U.S. Restaurant Properties, Inc. .....     500                       12,156
United Dominion Realty Trust,
  Inc. ...............................   3,700                       38,156
Urban Shopping Centers, Inc. .........     600                       19,650
Ventas, Inc. .........................   1,800                       21,937
Walden Residential Properties,
  Inc. ...............................     600                       12,263
Washington Real Estate
  Investment Trust ...................   1,900                       35,387
Weeks Corp. ..........................     700                       19,731
Weingarten Realty Investors ..........   1,100                       49,087
Wellsford Real Properties, Inc.* .....   1,200                       12,375
Westfield America, Inc. ..............   1,200                       20,700
                                                                -----------
                                                                  2,393,945
                                                                -----------
UTILITY--ELECTRIC (2.1%)
Black Hills Corp. ....................   1,150                       30,331
Calpine Corp.* .......................     800                       20,200
Central Hudson Gas & Electric ........     600                       26,850
CILCORP, Inc. ........................     600                       36,712
Cleco Corp. ..........................   1,100                       37,744
CMP Group, Inc. ......................     600                       11,325
Commonwealth Energy System ...........   1,000                       40,500
Eastern Utilities Associates .........   1,000                       28,250
El Paso Electric Co.* ................   2,000                       17,500
Empire District Electric Co. .........     700                       17,325
Hawaiian Electronics Industries,
  Inc. ...............................   1,000                       40,250
Idacorp, Inc. ........................   1,600                       57,900
Minnesota Power. Inc. ................   1,000                       44,000
Northwestern Corp. ...................     600                       15,863
Orange & Rockland Utilities,
  Inc. ...............................     500                       28,500

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                    NUMBER                 VALUE
                                                                                   OF SHARES             (NOTE 1)
                                                                             --------------------   ------------------
Otter Tail Power Co. .....................................................     400                  $    15,950
Rochester Gas & Electric .................................................   1,400                       43,750
Sierra Pacific Resources .................................................   1,400                       53,200
SIGCORP, Inc. ............................................................     500                       17,844
UniSource Energy Corp.* ..................................................   1,600                       21,600
United Illuminating Co. ..................................................     500                       25,750
United Water Resources, Inc. .............................................   1,500                       35,906
WPS Resources Corp. ......................................................     800                       28,200
                                                                                                    -----------
                                                                                                        695,450
                                                                                                    -----------
UTILITY--GAS (1.9%)
AGL Resources, Inc. ......................................................   2,700                       62,269
Atmos Energy Corp. .......................................................   1,200                       38,700
Bay State Gas Co. ........................................................     800                       31,850
Colonial Gas Co. .........................................................     600                       20,925
Connecticut Energy Corp. .................................................     200                        6,100
Energen Corp. ............................................................   1,000                       19,500
Indiana Energy, Inc. .....................................................     733                       18,050
Kelley Oil & Gas Corp.* ..................................................   1,600                          950
Laclede Gas Co. ..........................................................     800                       21,400
Madison Gas & Electric Co. ...............................................     700                       15,925
New Jersey Resources Corp. ...............................................     600                       23,700
North Carolina Natural Gas
  Corp. ..................................................................     300                        9,956
Northwest Natural Gas Co. ................................................     500                       12,938
NUI Corp. ................................................................     700                       18,769
Peoples Energy Corp. .....................................................   1,200                       47,850
Piedmont Natural Gas Co. .................................................   1,500                       54,187
Public Service Co. of North
  Carolina, Inc. .........................................................     800                       20,800
SEMCO Energy, Inc. .......................................................     420                        6,851
Southern Union Co.* ......................................................     987                       24,058
Southwest Gas Corp. ......................................................   1,500                       40,313
UGI Corp. ................................................................   1,600                       38,000
Washington Gas Light Co. .................................................   1,200                       32,550
Washington Water Power Co. ...............................................   2,500                       48,125
                                                                                                    -----------
                                                                                                        613,766
                                                                                                    -----------
UTILITY--TELEPHONE (0.4%)
Aliant Communications, Inc. ..............................................   1,500                       61,312
e.spire Communications, Inc.* ............................................   1,200                        7,650
Western Wireless Corp., Class A*                                             2,900                       63,800
                                                                                                    -----------
                                                                                                        132,762
                                                                                                    -----------
  TOTAL CREDIT SENSITIVE .................................................                            8,499,729
                                                                                                    -----------
DIVERSIFIED (1.1%)
MISCELLANEOUS (1.1%)
AMCOL International Corp. ................................................     800                        7,900
AptarGroup, Inc. .........................................................     900                       25,256
Blount International, Inc.,
  Class A ................................................................     500                       12,469
Brush Wellman, Inc. ......................................................     500                        8,719
Central Parking Corp. ....................................................     600                       19,462
DBT Online, Inc.* ........................................................     200                        4,988
Dexter Corp. .............................................................     700                       22,006
Federal Signal Corp. .....................................................   1,900                       52,012
Foamex International, Inc. ...............................................     300                        3,713
Furon Co. ................................................................   1,000                       17,063
Jostens, Inc. ............................................................   1,300                       34,044
Justin Industries, Inc. ..................................................     400                        5,250
Mark IV Industries, Inc. .................................................   1,400                       18,200



                                                                                    NUMBER                 VALUE
                                                                                   OF SHARES             (NOTE 1)
                                                                             --------------------   ------------------
Matthews International Corp.,
  Class A ................................................................     600                  $    18,900
Myers Industries, Inc. ...................................................     600                       17,212
National Golf Properties, Inc. ...........................................     700                       20,256
SPS Technologies, Inc.* ..................................................     500                       28,312
Standex International Corp. ..............................................     400                       10,500
Tredegar Industries, Inc. ................................................     700                       15,750
Triarc Cos.* .............................................................     500                        8,000
                                                                                                    -----------
  TOTAL DIVERSIFIED ......................................................                              350,012
                                                                                                    -----------
ENERGY (2.5%)
COAL & GAS PIPELINES (0.4%)
Aquila Gas Pipeline Corp. ................................................     700                        5,994
Arch Coal, Inc. ..........................................................   1,000                       17,125
Eastern Enterprises ......................................................     700                       30,625
Equitable Resources, Inc. ................................................   1,300                       37,862
Nuevo Energy Co.* ........................................................     700                        8,050
TransMontaigne Oil Co.* ..................................................     800                       12,100
Western Gas Resources, Inc. ..............................................   1,300                        7,475
Yankee Energy System, Inc. ...............................................     700                       20,388
                                                                                                    -----------
                                                                                                        139,619
                                                                                                    -----------
OIL--DOMESTIC (0.6%)
Atwood Oceanics, Inc.* ...................................................     500                        8,500
Barrett Resources Corp.* .................................................   1,100                       26,400
Berry Petroleum, Class A .................................................     800                       11,350
Cabot Oil & Gas Corp., Class A                                                 600                        9,000
Chesapeake Energy Corp. ..................................................     990                          866
Cross Timbers Oil Co. ....................................................   1,300                        9,750
EEX Corp.* ...............................................................   1,466                       10,262
Frontier Oil Corp.* ......................................................   1,100                        5,431
Houston Exploration Co.* .................................................     400                        7,950
KCS Energy, Inc. .........................................................     400                        1,225
Key Energy Services, Inc.* ...............................................     400                        1,875
Louis Dreyfus Natural Gas
  Corp.* .................................................................     600                        8,550
Meridian Resource Corp.* .................................................   1,800                        5,738
Plains Resources, Inc.* ..................................................     500                        7,031
Pogo Producing Co. .......................................................   1,400                       18,200
Range Resources Corp. ....................................................   2,700                        9,281
Seagull Energy Corp.* ....................................................   3,200                       20,200
St. Mary Land and Exploration
  Co. ....................................................................     200                        3,700
Stone Energy Corp.* ......................................................     500                       14,375
Tom Brown, Inc. ..........................................................   1,300                       13,041
TransTexas Gas Corp.* ....................................................     700                        1,838
Vintage Petroleum, Inc. ..................................................   1,200                       10,350
                                                                                                    -----------
                                                                                                        204,913
                                                                                                    -----------
OIL--INTERNATIONAL (0.3%)
Benton Oil & Gas Co.* ....................................................     700                        2,100
Newfield Exploration Co.* ................................................   1,600                       33,400
Pride International, Inc.* ...............................................   1,800                       12,713
Rutherford-Moran Oil Corp.* ..............................................     500                        1,406
Santa Fe Energy Resources, Inc.*                                             3,600                       26,550
Seacor Holdings, Inc.* ...................................................     600                       29,662
                                                                                                    -----------
                                                                                                        105,831
                                                                                                    -----------
OIL--SUPPLIES & CONSTRUCTION (1.1%)
Belco Oil & Gas Corp.* ...................................................   1,100                        6,119
CARBO Ceramics, Inc. .....................................................     300                        5,250
Comstock Resources, Inc.* ................................................   1,400                        4,288

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
Daniel Industries, Inc. ..............     800                  $     9,700
Devon Energy Corp. ...................   1,100                       33,756
Dril-Quip, Inc.* .....................     500                        8,875
Forecenergy, Inc.* ...................     200                          525
Forest Oil Corp.* ....................   1,300                       11,050
Friede Goldman International,
  Inc.* ..............................     800                        9,100
Grey Wolf, Inc.* .....................   3,500                        2,844
Gulf Island Fabrication, Inc.* .......     600                        4,650
Hanover Compressor Co.* ..............   1,000                       25,687
Harken Energy Corp.* .................   5,700                       11,044
Helmerich & Payne, Inc. ..............   1,500                       29,062
Holly Corp. ..........................     200                        3,375
HS Resources, Inc.* ..................     200                        1,513
Input/Output, Inc.* ..................   1,000                        7,312
Marine Drilling Co., Inc.* ...........   1,900                       14,606
Mitchell Energy & Development
  Corp., Class A .....................     600                        6,862
Newpark Resources, Inc.* .............   2,100                       14,306
Oceaneering International, Inc.* .....     800                       12,000
Offshore Logistics, Inc.* ............     700                        8,312
Omni Energy Services Corp.* ..........     400                        1,700
Parker Drilling Co.* .................   1,800                        5,738
Patterson Energy, Inc.* ..............   1,000                        4,063
Pool Energy Services Co.* ............     900                        9,731
Snyder Oil Corp. .....................   1,100                       14,644
Swift Energy Co.* ....................   1,200                        8,850
Syntroleum Corp.* ....................   1,100                        6,806
Tesoro Petroleum Corp.* ..............   1,000                       12,125
Trico Marine Services, Inc.* .........     300                        1,463
Tuboscope, Inc.* .....................   2,200                       17,875
WICOR, Inc. ..........................   1,300                       28,356
                                                                -----------
                                                                    341,587
                                                                -----------
RAILROADS (0.1%)
MotivePower Industries, Inc.* ........     600                       19,313
                                                                -----------
  TOTAL ENERGY .......................                              811,263
                                                                -----------
TECHNOLOGY (16.4%)
ELECTRONICS (5.0%)
Aavid Thermal Technologies,
  Inc.* ..............................     200                        3,375
Acclaim Entertainment, Inc.* .........   1,700                       20,825
Actel Corp.* .........................     400                        8,000
ACX Technologies, Inc.* ..............     700                        9,275
Acxiom Corp.* ........................   2,140                       66,340
Advent Software, Inc.* ...............     100                        4,713
AFC Cable Systems, Inc.* .............     100                        3,363
American Management Systems,
  Inc.* ..............................   1,400                       56,000
Amkor Technology, Inc.* ..............   1,600                       17,300
Amphenol Corp., Class A* .............     500                       15,094
ATMI, Inc.* ..........................     200                        5,050
Analogic Corp. .......................     200                        7,525
Anixter International, Inc.* .........   1,000                       20,312
Apex PC Solutions, Inc.* .............     200                        5,775
Applied Micro Circuits Corp.* ........     900                       30,572
Artesyn Technologies, Inc.* ..........   1,400                       19,600
Aspec Technology, Inc.* ..............   1,300                        1,706
Aspen Technologies, Inc.* ............     600                        8,700
Avant! Corp.* ........................     800                       12,800
Avid Technology, Inc.* ...............   1,000                       23,375



                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
BancTec, Inc.* .......................   1,200                  $    15,075
BARRA, Inc.* .........................     600                       14,175
BEA Systems, Inc.* ...................   1,700                       20,825
Belden, Inc. .........................   1,100                       23,306
Boole & Babbage, Inc.* ...............     950                       27,966
Budget Group, Inc.* ..................   1,100                       17,462
Burr-Brown Corp.* ....................     950                       22,266
C & D Technology, Inc. ...............     400                       11,000
C-Cube Microsystems, Inc.* ...........   1,200                       32,550
Cable Design Technologies* ...........   1,200                       22,200
CDW Computer Centers, Inc.* ..........     300                       28,781
Checkfree Holdings Corp.* ............   1,600                       37,400
Checkpoint Systems Inc.* .............   1,200                       14,850
CHS Electronics, Inc.* ...............   1,300                       22,019
Cirrus Logic, Inc.* ..................   2,200                       21,587
Clarify, Inc.* .......................     800                       19,550
Cohu, Inc. ...........................     200                        4,400
CompuCom Systems, Inc.* ..............     900                        3,150
Computer Horizons Corp.* .............   1,000                       26,625
Computer Task Group, Inc. ............     600                       16,275
CTS Corp. ............................     600                       26,100
Cubic Corp ...........................     100                        1,875
Data General Corp.* ..................   1,700                       27,944
Data Transmission Network
  Corp.* .............................     600                       17,325
DII Group, Inc.* .....................     800                       18,400
Documentum, Inc.* ....................     400                       21,375
Electro Scientific Industries, Inc.*       500                       22,656
Essex International, Inc.* ...........     122                        4,224
Etec Systems, Inc.* ..................     800                       32,000
FactSet Research Systems, Inc.* ......     100                        6,175
FSI International, Inc.* .............   1,300                       13,487
General Cable Corp. ..................   1,650                       33,825
GenRad, Inc.* ........................   1,100                       17,325
Gentex Corp.* ........................   2,900                       58,000
Gerber Scientific, Inc. ..............     900                       21,431
Hadco Corp.* .........................     500                       17,500
Harbinger Corp.* .....................   1,400                       11,200
Helix Technology Corp. ...............   1,000                       13,000
HNC Software, Inc.* ..................     500                       20,219
Industri-Matematik International
  Corp.* .............................     600                        3,000
Information Resources, Inc.* .........   1,000                       10,187
Innovex, Inc. ........................     300                        4,116
Inprise Corp.* .......................   2,200                       12,100
Integrated Device Technology,
  Inc.* ..............................   3,300                       20,212
Integrated Systems, Inc.* ............     600                        8,962
Intergraph Corp.* ....................   2,300                       13,225
International Rectifer Corp.* ........   1,700                       16,575
ISS Group, Inc.* .....................     200                       11,000
Itron, Inc.* .........................     300                        2,156
Jabil Circuit, Inc.* .................     800                       59,700
Jack Henry & Associates, Inc. ........     600                       29,850
JDA Software Group, Inc.* ............     950                        9,203
Kent Electronics Corp.* ..............   1,200                       15,300
MTS Systems Corp. ....................     600                        8,100
National Instruments Corp.* ..........     600                       20,475
NeoMagic Corp.* ......................     500                       11,062
Nichols Research Corp.* ..............     400                        8,350
Optical Cable Corp.* .................     300                        3,638
P-Com, Inc.* .........................   1,100                        4,383

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Paxar Corp.* .......................   1,300                  $    11,619
Protection One, Inc.* ..............     700                        5,994
Read-Rite Corp.* ...................   1,900                       28,084
Rogers Corp.* ......................     100                        2,988
S3, Inc.* ..........................   2,200                       16,191
SCM Microsystems, Inc.* ............     400                       28,425
SpeedFam International, Inc.* ......     300                        5,138
System Software Associates, Inc.*      1,300                        9,141
Technology Solutions Co.* ..........   1,450                       15,542
Thermedics, Inc.* ..................   1,100                       11,894
Transaction Systems Architects,
  Inc.* ............................   1,000                       50,000
Trimble Navigation Ltd.* ...........     700                        5,075
VeriSign, Inc.* ....................     100                        5,912
Visual Networks, Inc.* .............     900                       33,750
Wyman-Gordon Co.* ..................     600                        6,150
                                                              -----------
                                                                1,632,720
                                                              -----------
OFFICE EQUIPMENT (2.7%)
3Dfx Interactive, Inc.* ............     500                        6,313
Alydaar Software Corp.* ............     500                        4,125
American Business Products, Inc.         700                       16,450
Aspect Development, Inc.* ..........     600                       26,587
Bell & Howell Co.* .................     500                       18,906
Day Runner, Inc.* ..................     400                        5,800
DecisionOne Holdings Corp.* ........     600                        2,850
Evans & Sutherland Computer
  Corp.* ...........................     200                        3,525
FileNET Corp.* .....................   1,400                       16,056
Global DirectMail Corp.* ...........     800                       18,700
GT Interactive Software Corp.* .....     600                        3,000
HMT Technology Corp.* ..............   1,600                       20,500
Hunt Corp. .........................   1,000                       10,625
Hutchinson Technology, Inc.* .......     600                       21,375
IMRglobal Corp.* ...................     600                       17,662
Insight Enterprises, Inc.* .........     600                       30,525
John H. Harland Co. ................   1,200                       18,975
Knoll, Inc.* .......................     600                       17,775
Kronos, Inc.* ......................     400                       17,725
Mastech Corp.* .....................     800                       22,900
Micron Electronics, Inc.* ..........   1,200                       20,775
MICROS Systems, Inc.* ..............     500                       16,438
National Computer Systems, Inc.          800                       29,600
Network Appliance, Inc.* ...........   2,200                       99,000
New England Business Services,
  Inc. .............................     500                       19,562
New Era of Networks, Inc.* .........     600                       26,400
Pinnacle Systems, Inc.* ............     300                       10,725
Rational Software Corp.* ...........   3,300                       87,450
RealNetworks, Inc.* ................     400                       14,350
Sandisk Corp.* .....................     900                       12,713
SMART Modular Technologies* ........   1,000                       27,750
TAVA Technologies, Inc.* ...........     700                        5,338
Technitrol, Inc. ...................     600                       19,125
Telxon Corp. .......................     600                        8,325
Triumph Group, Inc.* ...............     500                       16,000
Vanstar Corp.* .....................   2,100                       19,425
Vantive Corp.* .....................   1,100                        8,800
Viasoft, Inc.* .....................     500                        3,500
Visio Corp.* .......................   1,000                       36,562
WH Brady Co. .......................     900                       24,244
Wind River Systems* ................     800                       37,600



                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Xircom, Inc.* ......................     700                  $    23,800
Xylan Corp.* .......................   1,500                       26,344
                                                              -----------
                                                                  894,200
                                                              -----------
OFFICE EQUIPMENT SERVICES (3.9%)
Advantage Learning Systems,
  Inc.* ............................     200                       13,150
BA Merchant Services, Inc.,
  Class A* .........................   1,000                       20,125
BroadVision, Inc.* .................     600                       19,200
ChoicePoint, Inc.* .................     400                       25,800
Complete Business Solutions,
  Inc.* ............................     500                       16,938
Concentric Network Corp.* ..........     500                       16,625
Datastream Systems, Inc.* ..........     400                        4,600
DataWorks Corp.* ...................     800                        8,350
Davox Corp.* .......................     800                        6,100
DoubleClick, Inc.* .................     500                       22,781
DST Systems, Inc.* .................     496                       28,303
EarthLink Network, Inc.* ...........     500                       28,500
Engineering Animation, Inc.* .......     200                       10,800
Excite, Inc.* ......................     900                       37,856
Exodus Communications, Inc.* .......     400                       25,700
Fair Issac & Co., Inc. .............     300                       13,856
Florida East Coast Industries,
  Inc. .............................     400                       14,075
General Magic, Inc.* ...............   1,100                        5,534
Great Plains Software, Inc.* .......     200                        9,650
H.T.E., Inc.* ......................     500                        2,500
Hypercom Corp.* ....................     600                        5,925
Hyperion Solutions Corp.* ..........     980                       17,640
Infoseek Corp.* ....................     800                       39,500
infoUSA, Inc., Class B* ............     700                        3,675
Komag, Inc.* .......................   2,300                       23,862
Legato Systems, Inc.* ..............   1,500                       98,906
Lycos, Inc.* .......................   1,600                       88,900
Macromedia, Inc.* ..................   1,400                       47,162
Manhattan Associates, Inc.* ........     400                       10,900
Manugistics Group, Inc.* ...........     600                        7,500
MAPICS, Inc.* ......................     500                        8,250
Mercury Interactive Corp.* .........     500                       31,625
MicroAge, Inc.* ....................     500                        7,688
Micromuse, Inc.* ...................     400                        7,800
MindSpring Enterprises, Inc.* ......     500                       30,531
Mobius Management Systems,
  Inc.* ............................     400                        5,950
MTI Technology Corp.* ..............   1,500                        6,750
Network Solutions, Inc., Class A*        200                       26,175
Objective Systems Integrators,
  Inc.* ............................     600                        2,775
Peregrine Systems, Inc.* ...........     300                       13,913
Platinum Software Corp.* ...........     600                        7,688
Progress Software Corp.* ...........     650                       21,938
Project Software &
  Development, Inc.* ...............     300                       10,050
PSINet, Inc.* ......................   1,700                       35,487
QAD, Inc.* .........................     600                        2,138
QRS Corp.* .........................     200                        9,600
QuadraMed, Corp.* ..................     800                       16,400
Radiant Systems, Inc.* .............     600                        4,425
Remedy Corp.* ......................   1,100                       15,331
RWD Technologies, Inc.* ............     300                        6,488

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Safeguard Scientifics, Inc.* ........   1,000                  $    27,437
Sapient Corp.* ......................     400                       22,400
Security Dynamics Technologies,
  Inc.* .............................   1,600                       36,800
Sequent Computer System* ............   1,800                       21,713
Shiva Corp.* ........................     600                        3,394
Software AG Systems, Inc.* ..........   1,200                       21,750
SportsLine USA, Inc.* ...............     600                        9,338
Structural Dynamics Research* .......   1,600                       31,800
Sykes Enterprises, Inc.* ............     800                       24,400
Symantec Corp.* .....................   1,900                       41,325
Syntel, Inc.* .......................     400                        4,525
Systems & Computer Tech
  Corp.* ............................   1,200                       16,500
Wang Laboratories, Inc.* ............   1,900                       52,725
WavePhore, Inc.* ....................   1,100                        8,834
                                                               -----------
                                                                 1,268,356
                                                               -----------
TELECOMMUNICATIONS (4.8%)
Aerial Communications, Inc.* ........   1,300                        7,638
Allen Telecom, Inc.* ................     500                        3,344
Alliant Techsystems, Inc.* ..........     231                       19,043
Alpine Group, Inc.* .................     800                       12,000
American Mobile Satellite Corp.*        1,300                        6,825
American Tower Corp., Class A*          3,300                       97,556
ANTEC Corp.* ........................   1,100                       22,137
Ascent Entertainment Group,
  Inc.* .............................   1,800                       13,275
Aspect Telecommunications
  Corp.* ............................   2,200                       37,950
Associated Group, Inc., Class A*          900                       38,700
AXENT Technologies, Inc.* ...........   1,100                       33,619
Black Box Corp.* ....................     800                       30,300
California Microwave, Inc.* .........     300                        2,813
CellNet Data Systems, Inc.* .........   1,900                        9,500
Cellular Communications
  International, Inc.* ..............     500                       34,000
Cellular Communications of
  Puerto Rico* ......................     400                        7,400
Centennial Cellular Corp.,
  Class A* ..........................     700                       28,700
CFW Communications Co. ..............     500                       11,687
CMG Information Services, Inc.*           600                       63,900
CNET, Inc.* .........................     300                       16,444
Com21, Inc.* ........................     400                        8,400
CommNet Cellular, Inc.* .............     600                        7,350
Commonwealth Telephone
  Enterprises, Inc.* ................     200                        6,700
CoreComm Ltd.* ......................     400                        6,300
Cylink Corp.* .......................   1,400                        5,075
Dialogic Corp.* .....................     500                        9,828
Diamond Multimedia Systems,
  Inc.* .............................   1,800                       11,475
Digi International, Inc.* ...........     600                        6,675
Digital Microwave Corp.* ............   1,600                       10,950
DSP Communications, Inc* ............   1,600                       24,500
E*TRADE Group, Inc.* ................   1,300                       60,816
Electric Lightwave, Inc.,
  Class A* ..........................     900                        7,369
Excel Switching Corp.* ..............     300                       11,400
General Communications, Inc.,
  Class A* ..........................   2,800                       11,375



                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
GeoTel Communications Corp.* ........     700                  $    26,075
Glenayre Technologies, Inc.* ........   2,500                       11,094
ICG Communications, Inc.* ...........   1,700                       36,550
IDT Corp.* ..........................     700                       10,762
Inter-Tel, Inc. .....................     600                       14,025
InterDigital Communications
  Corp.* ............................   2,500                       11,406
International Network Services* .....     700                       46,550
ITC DeltaCom, Inc.* .................   1,800                       27,450
IXC Communications, Inc.* ...........   1,100                       36,987
KEMET Corp.* ........................   1,600                       18,000
LCC International, Inc.* ............     600                        2,250
MasTec, Inc.* .......................     600                       12,600
Metro Information Services, Inc.*         200                        6,000
Metrocall, Inc.* ....................     800                        3,500
Metromedia Fiber Network, Inc.
  Class A* ..........................   1,000                       33,500
MGC Communications, Inc.* ...........     400                        2,800
MRV Communications, Inc.* ...........     700                        4,331
Natural MicroSystems Corp.* .........     500                        3,641
Network Equiptmant
  Technologies, Inc.* ...............     700                        7,219
Norstan, Inc.* ......................     500                        8,875
North Pittsburgh Systems, Inc. ......     500                        6,688
NTL, Inc.* ..........................   1,600                       90,300
Oak Industries, Inc.* ...............     700                       24,500
Omnipoint Corp.* ....................   1,500                       13,969
Open Market, Inc.* ..................     600                        7,013
Pacific Gateway Exchange, Inc.* .....     200                        9,612
PageMart Wireless, Inc.,
  Class A* ..........................   1,200                        6,675
PictureTel Corp.* ...................   1,600                       10,600
Plantronics, Inc.* ..................     600                       51,600
Polycom, Inc.* ......................     400                        8,900
Powertel, Inc.* .....................     500                        6,781
Premiere Technologies, Inc.* ........   1,700                       12,537
Premisys Communications, Inc.* ......     700                        6,431
Primus Telecommunications
  Group, Inc.* ......................     900                       14,850
RCN Corp.* ..........................   1,300                       22,994
Skytel Communications, Inc.* ........   2,200                       48,675
SmarTalk TeleServices, Inc.* ........   1,100                        2,922
Superior TeleCom, Inc. ..............     225                       10,631
Tekelec* ............................   1,500                       24,844
Tel-Save Holdings, Inc.* ............   1,500                       25,125
Telegroup, Inc.* ....................   1,300                        1,706
U.S. Satellite Broadcasting Co.,
  Inc.* .............................   1,700                       23,375
Vanguard Cellular Systems, Inc.,
  Class A* ..........................     900                       23,231
Verio, Inc.* ........................     200                        4,475
West TeleServices Corp.* ............     300                        2,925
Westell Technologies, Inc.* .........   1,100                        5,363
WinStar Communications, Inc.* .......   1,500                       58,500
World Access, Inc.* .................   1,100                       23,512
                                                               -----------
                                                                 1,557,393
                                                               -----------
  TOTAL TECHNOLOGY ..................                            5,352,669
                                                               -----------
TOTAL COMMON STOCK (96.5%)
  (Cost $32,212,915) ................                           31,467,563
                                                               -----------

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                             NUMBER          VALUE
                                           OF SHARES       (NOTE 1)
                                          -----------   --------------
PREFERRED STOCKS:
CONSUMER NON-CYCLICALS (0.0%)
HOSPITAL SUPPLIES & SERVICES (0.0%)
Mediq, Inc., Class A, 13.00%* .........        22        $        88
                                                         -----------
CREDIT SENSITIVE (0.1%)
REAL ESTATE (0.1%)
Apartment Investment &
  Management Co., Series E,
  Variable rate .......................       209              7,733
Price Enterprises, Inc. ...............       400              5,525
                                                         -----------
                                                              13,258
                                                         -----------
  TOTAL PREFERRED STOCK (0.1%)
     (Cost $15,885)....................                       13,346
                                                         -----------
RIGHTS:
CREDIT SENSITIVE (0.0%)
FINANCIAL SERVICES (0.0%)
Coast Federal Litigation
  Contingent Payment Rights*
  (Cost $0)............................       300              1,988
                                                         -----------


                                        PRINCIPAL
                                         AMOUNT
                                       ----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENTS (8.1%)
U.S. Treasury Bills
  1/21/99 ..........................    $873,000          871,195
  2/4/99- ..........................     100,000           99,587
  3/11/99 ..........................     835,000          828,418
  3/18/99 ..........................     500,000          495,620
  4/1/99 ...........................     355,000          351,072
                                                          -------
TOTAL SHORT TERM DEBT SECURITIES (8.1%)
 (Cost/Amortized Cost
  $2,644,955) ......................                    2,645,892
                                                        ---------
TOTAL INVESTMENTS (104.7%)
 (Cost/Amortized Cost
  $34,873,755) .....................                   34,128,789
OTHER ASSETS
 LESS LIABILITIES (--4.7%) .........                   (1,520,101)
                                                       ----------
NET ASSETS (100%) ..................                 $ 32,608,688
                                                     ============

































----------
*     Non-Income producing

- All, or a portion of securities held by broker as collateral for financial futures contracts.

EQ ADVISORS TRUST
BT SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
FUTURES CONTRACTS: At December 31, 1998, the Portfolio had futures contracts open: (Note 1)






                     NUMBER
                       OF         AGGREGATE     EXPIRATION      UNREALIZED
PURCHASES:         CONTRACTS     FACE VALUE        DATE        APPRECIATION
---------------   -----------   ------------   ------------   -------------
S&P 500 Index     3               $934,125     Mar '99            $4,440
                                                                  ======

Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $38,177,022
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........    6,033,011

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal Income tax purposes was as follows:



Aggregate gross unrealized appreciation .........  $  3,220,268
Aggregate gross unrealized depreciation .........    (4,126,964)
                                                   ------------
Net unrealized depreciation .....................  $   (906,696)
                                                   ============
Federal income tax cost of investments ..........  $ 35,035,485
                                                   ============

At December 31, 1998, the Portfolio had loaned securities with a total value of $4,000,226 which was secured by collateral of $4,095,271.






























                       See Notes to Financial Statements.

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                            PRINCIPAL             VALUE
                                             AMOUNT              (NOTE 1)
                                       ------------------   -----------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (0.4%)
ENVIRONMENTAL CONTROL (0.4%)
Lamso USA, Inc.
  7.50%, 6/30/06 ...................       $  380,000       $    389,362
                                                            ------------
CAPITAL GOODS (2.3%)
AEROSPACE (2.3%)
Boeing Co.
  6.625%, 2/15/38 ..................          625,000            627,819
  7.50%, 8/15/42 ...................        1,445,000          1,620,698
Lockheed Martin Corp.
  7.25%, 5/15/06 ...................          100,000            108,632
                                                            ------------
  TOTAL CAPITAL GOODS ..............                           2,357,149
                                                            ------------
CONSUMER CYCLICALS (2.3%)
LEISURE RELATED (1.2%)
Time Warner Entertainment
  8.375%, 3/15/23 ..................        1,000,000          1,226,634
                                                            ------------
RETAIL--GENERAL (1.1%)
Federated Dept. Stores
  8.50%, 6/15/03 ...................        1,000,000          1,105,255
                                                            ------------
  TOTAL CONSUMER CYCLICALS .........                           2,331,889
                                                            ------------
CONSUMER NON-CYCLICALS (1.5%)
BEVERAGES (1.2%)
J Seagram & Sons
  7.60%, 12/15/28 ..................        1,250,000          1,261,914
                                                            ------------
HOSPITAL SUPPLIES & SERVICES (0.3%)
McKesson Corp.
  6.30%, 3/1/05 ....................          300,000            305,228
                                                            ------------
TOBACCO (0.0%)
Philip Morris Cos., Inc.
  6.15%, 3/15/00 ...................           30,000             30,301
                                                            ------------
  TOTAL CONSUMER NON-CYCLICALS                                 1,597,443
                                                            ------------
CREDIT SENSITIVE (82.6%)
BANKS (2.6%)
Amsouth Bank of Alabama
  6.45%, 2/1/18 ....................        1,000,000          1,040,998
First Union Corp.
  8.125%, 6/24/02 ..................          750,000            812,962
Inter-American Development
  Bank
  6.75%, 7/15/27 ...................          750,000            834,000
                                                            ------------
                                                               2,687,960
                                                            ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (10.8%)
Advanta Mortgage Loan Trust,
  Series 98-2, Class A17,
  6.05%, 9/25/18 ...................        1,000,000          1,005,000
Chase Manhattan Auto Owner
  Trust, Series 97-B, Class A4,
  6.50%, 10/15/01 ..................        3,050,000          3,108,606
Countrywide Home Loans,
  Series 98-23, Class A,
  6.50%, 2/25/29 ...................        3,300,000          3,300,115
Morgan Stanley Capital, Inc.,
  Series 98-HF1,
  6.19%, 1/15/07 ...................           94,960             98,550
Series 98-HF2, Class A2,
  6.48%, 11/15/30 ..................        1,000,000          1,026,875



                                            PRINCIPAL             VALUE
                                             AMOUNT              (NOTE 1)
                                       ------------------   -----------------
  Series 98-WF1,
    6.25% 7/15/07 ..................       $   58,004       $     58,221
 Nationslink Funding Corp.,
    Series 98-2, Class A2,
    6.476%, 7/20/08 ................        2,200,000          2,287,527
 Ocwen Residential MBS Corp.
    Series 98-R1,
    4.00%, 10/25/40+ ...............          235,492            235,750
                                                            ------------
                                                              11,120,644
                                                            ------------
 FINANCIAL SERVICES (9.3%)
 Associates Corp. of North
    America
    5.875%, 7/15/02 ................          400,000            404,736
    6.00%, 4/15/03 .................          200,000            203,330
    6.95%, 11/1/18 .................          600,000            638,645
 Banc One Corp.
    7.625%, 10/15/26 ...............        1,000,000          1,149,934
 Beneficial Corp., Series G,
    6.85%, 6/17/02 .................          500,000            517,465
 ERP Operating LP
    6.63%, 4/13/05 .................          500,000            493,380
 First USA Credit Card Master
    Trust, Series 98-2, Class C,
    6.80%, 2/18/11+ ................          300,000            304,200
 Ford Motor Credit
    6.625%, 6/30/03 ................          150,000            156,168
 General Electric Capital Corp.
    5.50%, 11/1/01 .................          100,000             99,444
 Household Finance Co., Series E,
    6.125%, 2/27/03 ................          250,000            250,021
 Household Finance N.V.
    6.125%, 3/1/03 .................          250,000            251,324
 John Deere Capital Corp.
    5.85%, 1/15/01 .................          100,000            100,293
 Keystone Financial Midatlantic
    6.50%, 5/31/08 .................          200,000            205,688
 Norwest Financial, Inc.
    7.20%, 4/1/04 ..................          700,000            748,192
 Premier Auto Trust, Series 97-2,
    Class A5,
    6.32%, 3/6/02 ..................        3,000,000          3,061,875
 Toyota Motor Credit
    5.625%, 11/13/03 ...............        1,000,000          1,010,130
                                                            ------------
                                                               9,594,825
                                                            ------------
 FOREIGN GOVERNMENT (0.5%)
 Quebec Province, Series NY,
    6.50%, 1/17/06 .................          500,000            523,670
                                                            ------------
 MORTGAGE RELATED (3.6%)
 Deutsche Mortgage and Asset
    Receiving Corp.
    6.22%, 9/15/07 .................           96,017             97,664
 First Union-Lehman Brothers,
    Series 98-C2, Class A1,
    6.28%, 6/18/07 .................          485,712            497,240
  Series 98-C2 Class A2,
    6.56%, 11/18/08 ................        3,000,000          3,106,545
                                                            ------------
                                                               3,701,449
                                                            ------------
 REAL ESTATE (0.0%)
 Weeks Realty LP
    6.875%, 3/15/05 ................           37,000             35,225
                                                            ------------

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                           PRINCIPAL               VALUE
                                            AMOUNT               (NOTE 1)
                                     --------------------   ------------------
 U.S. GOVERNMENT (18.8%)
 U.S. Treasury Note
    6.25%, 2/28/02 ...............        $  850,000        $  888,516
    5.25%, 8/15/03 ...............         5,085,000         5,213,717
    5.75%, 8/15/03 ...............           235,000           245,355
    4.25%, 11/15/03 ..............         3,000,000         2,961,564
    6.875%, 5/15/06 ..............         3,725,000         4,211,578
    5.625%, 5/15/08 ..............           400,000           426,875
    4.75%, 11/15/08 ..............           840,000           846,825
    6.75%, 8/15/26- ..............         2,140,000         2,565,325
    6.125%, 11/15/27 .............         1,500,000         1,680,470
    5.25%, 11/15/28 ..............           380,000           389,619
                                                            ----------
                                                            19,429,844
                                                            ----------
 MORTGAGE BACKED SECURITIES (32.1%)
 Federal Home Loan Mortgage
    Corporation Gold
    7.00%, 5/1/28 ................         2,299,928         2,345,926
 Federal National Mortgage
    Association
    6.50%, 4/1/11 ................           497,671           504,981
    6.50%, 2/1/13 ................           276,753           280,818
    6.50%, 4/1/13 ................            73,707            74,790
    6.50%, 5/1/13 ................           646,678           656,177
    6.50%, 6/1/13 ................           423,778           430,003
    6.50%, 11/1/13 ...............           452,855           459,507
    6.50%, 3/1/28 ................           260,249           262,038
    6.50%, 4/1/28 ................           530,842           534,491
    6.50%, 7/1/28 ................           614,088           618,309
    7.00%, 7/1/28 ................         1,464,999         1,495,214
    6.50%, 8/1/28 ................           185,407           186,681
    7.00%, 8/1/28 ................           996,579         1,017,134
    6.50%, 9/1/28 ................         2,417,841         2,434,312
    6.50%, 10/1/28 ...............         1,410,417         1,420,113
    6.00%, 12/1/28 ...............         4,202,550         4,148,707
    6.50%, 12/1/28 ...............           765,838           771,103
    6.00%, 1/1/29 TBA ............         4,320,000         4,263,278
    6.50%, 1/1/29 TBA ............           120,000           120,787
 Government National Mortgage
    Association
    8.00%, 8/15/27 ...............           375,701           390,729
    7.00%, 1/1/28 TBA ............         2,140,000         2,178,777
    7.50%, 2/15/28 ...............            34,987            36,113
    7.00%, 4/15/28 ...............           961,690           984,828
    7.00%, 5/15/28 ...............           493,656           505,534
    7.50%, 5/15/28 ...............           477,692           493,069
    7.00%, 6/15/28 ...............         1,753,074         1,795,254
    7.00%, 7/15/28 ...............         3,239,971         3,317,925
    7.50%, 7/15/28 ...............           905,726           934,881
    6.50%, 8/15/28 ...............           492,902           495,056
                                                            ----------
                                                            33,156,535
                                                            ----------
 UTILITY--ELECTRIC (2.0%)
 Detroit Edison, Series E
    6.75%, 3/17/03 ...............           100,000           104,592
 Kincaid Generation LLC
    7.33%, 6/15/20+ ..............           300,000           299,573
 National Rural Utilities
    6.20%, 2/1/08 ................           100,000           105,438



                                           PRINCIPAL               VALUE
                                            AMOUNT               (NOTE 1)
                                     --------------------   ------------------
Texas Utilities Electric Co.
  6.25%, 10/1/04 .................        $  200,000        $  208,471
  5.94%, 10/15/11 ................         1,000,000           998,631
United Utilities plc
  6.25%, 8/15/05 .................           300,000           302,766
                                                            ----------
                                                             2,019,471
                                                            ----------
UTILITY--GAS (1.9%)
Atmos Energy
  6.75%, 7/15/28 .................           350,000           361,807
Energen Corp.
  7.125%, 2/15/28 ................         1,000,000           981,679
Ferellgas LP, Series A,
  6.99%, 8/1/05 (SS.) ............           500,000           495,000
Lakehead Pipe Line Co. LP
  7.125%, 10/1/28 ................           150,000           151,227
                                                            ----------
                                                             1,989,713
                                                            ----------
UTILITY--TELEPHONE (1.0%)
Century Telephone Enterprises,
  Series E,
  6.15%, 1/15/05 .................           100,000           101,495
Pacific Bell
  6.125%, 2/15/08 ................           250,000           262,668
Pacific Telecommunications,
  Series B,
  6.625%, 10/20/05 ...............           150,000           154,492
U.S. West Capital Funding, Inc.
  6.25%, 7/15/05 .................           125,000           129,284
  6.875%, 7/15/28 ................           400,000           428,642
                                                            ----------
                                                             1,076,581
                                                            ----------
  TOTAL CREDIT SENSITIVE .........                          85,335,917
                                                            ----------
ENERGY (2.4%)
COAL & GAS PIPELINES (0.1%)
Laidlaw, Inc.
  6.50%, 5/1/05 ..................           100,000            98,266
                                                            ----------
OIL--INTERNATIONAL (0.2%)
Peco Energy Capital Trust III,
  Series D,
  7.38%, 4/6/28 ..................           150,000           151,417
Tailsman Energy, Inc.
  7.25%, 10/15/27 ................           100,000            96,450
                                                            ----------
                                                               247,867
                                                            ----------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
Canadian Occidental Petroleum
  7.40%, 5/1/28 ..................           400,000           368,121
Occidental Petroleum
  9.25%, 8/1/19 ..................           575,000           660,192
Union Texas Petroleum
  7.00%, 4/15/08 .................           250,000           272,944
                                                            ----------
                                                             1,301,257
                                                            ----------
RAILROADS (0.9%)
Burlington Northern Santa Fe,
  Series 96-B,
  6.96%, 3/22/09 .................           456,477           480,605
Canadian National Railway Co.
  6.45%, 7/15/06 .................           400,000           411,332
                                                            ----------
                                                               891,937
                                                            ----------
  TOTAL ENERGY ...................                           2,539,327
                                                            ----------

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                      PRINCIPAL           VALUE
                                        AMOUNT           (NOTE 1)
                                  -----------------   -------------
 TECHNOLOGY (3.9%)
 ELECTRONICS (0.9%)
 Computer Associates
    International, Series B,
    6.375%, 4/15/05 ...........   $ 900,000           $  890,676
                                                      ----------
 TELECOMMUNICATIONS (3.0%)
 Aerial Communications, Inc.,
    Zero Coupon,
    2/1/08+ ...................     435,000              200,761
 Cable & Wireless
    Communications
    6.375%, 3/6/03 ............     400,000              400,176
 Cox Communications, Inc.
    6.15%, 8/1/03 .............     750,000              768,375
 TCA Cable TV, Inc.
    6.53%, 2/1/28 .............     600,000              610,631
 Tele-Communication, Inc.
    7.875%, 8/1/13 ............   1,000,000            1,170,248
                                                      ----------
                                                       3,150,191
                                                      ----------
    TOTAL TECHNOLOGY ..........                        4,040,867
                                                      ----------
 TOTAL LONG-TERM DEBT SECURITIES (95.4%)
    (Cost $98,333,501).........                       98,591,954
                                                      ----------
                                     NUMBER
                                       OF
                                     SHARES
                                  ------------
 PREFERRED STOCKS:
 CREDIT SENSITIVE (0.4%)
 FINANCIAL SERVICES (0.4%)
 Equity Residential Properties
    Trust
    (Cost $397,850)............      14,600              377,775
                                                      ----------




                                            PRINCIPAL          VALUE
                                              AMOUNT          (NOTE 1)
                                          -------------   ---------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (8.1%)
Enterprise Capital Funding
  5.30%, 1/29/99+ .....................   $4,400,000       $  4,381,862
Windmill Funding Corp.
  5.43%, 1/21/99+ .....................    4,000,000          3,987,933
                                                           ------------
                                                              8,369,795
                                                           ------------
U.S. GOVERNMENT AGENCIES (3.5%)
Federal Mortgage Corp.
  (Discount Note)
  4.50%, 1/4/99 .......................    3,600,000          3,598,650
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (11.6%)
  (Amortized Cost $11,968,446).........                      11,968,445
                                                           ------------
TOTAL INVESTMENTS (107.4%)
  (Cost/Amortized Cost
  $110,699,797)........................                     110,938,174
OTHER ASSETS
  LESS LIABILITIES (-7.4%) ............                      (7,611,934)
                                                           ------------
NET ASSETS (100%) .....................                    $103,326,240
                                                           ============

---------------------
+ Security exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers. At December 31, 1998 these securities amounted to $9,410,079 or 9.11% of net assets.

(SS.) Illiquid security: is not actively traded

 - All, or a portion of securities held by broker as collateral for financial futures contracts.

      Glossary:
      TBA -- Security is subject to delayed delivery.

EQ ADVISORS TRUST
JPM CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------
At December 31, 1998, the Portfolio had the following futures contracts open:
(Note 1)




                                NUMBER
                                  OF         AGGREGATE     EXPIRATION       UNREALIZED
PURCHASES:                    CONTRACTS     FACE VALUE        DATE        (DEPRECIATION)
--------------------------   -----------   ------------   ------------   ---------------
U.S. 5 Year Note .........         8        $  906,750    March `99         $  (9,548)
U.S. Long Bond ...........        17         2,172,281    March `99           (11,790)
                                                                            ---------
                                                                            $ (21,338)
                                                                            =========

At December 31, 1998 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)



                                              LOCAL
                                            CONTRACT       COST ON          U.S.$          UNREALIZED
                                             AMOUNT      ORIGINATION       CURRENT       APPRECIATION/
                                             (000'S)         DATE           VALUE        (DEPRECIATION)
                                           ----------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
French Franc, expiring 2/12/99 .........   6,765         $1,226,071      $1,212,849        $ (13,222)
German Mark, expiring 2/12/99 ..........   2,231          1,355,312       1,341,539          (13,773)
FOREIGN CURRENCY SALE CONTRACTS
French Franc, expiring 2/12/99 .........   6,765          1,243,972       1,212,849           31,123
German Mark, expiring 2/12/99 ..........   2,231          1,386,770       1,341,539           45,231
                                                                                           ---------
                                                                                           $  49,359
                                                                                           =========

At December 31, 1998 the Portfolio had outstanding forward commitments as follows: (Note 1)




                                                     PROCEEDS ON                          UNREALIZED
         FORWARD SALES             PRINCIPAL      ORIGINATION DATE     CURRENT VALUE     APPRECIATION
------------------------------   -------------   ------------------   ---------------   -------------
FNMA TBA (Jan.) 6.50% 1/1/13      $2,320,000         $2,353,894          $2,335,219        $18,675
FNMA TBA (Jan.) 6.50% 1/1/28       2,140,000          2,156,719           2,154,039          2,680
                                                                                           -------
                                                                                           $21,355
                                                                                           =======

Investment security transactions for the year ended December 31, 1998 were as follows:


COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $ 63,251,786
U.S. Government securities .............................     171,262,698
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      26,184,975
U.S. Government securities .............................     118,242,949

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:


Aggregate gross unrealized appreciation .........     $    665,029
Aggregate gross unrealized depreciation .........         (494,683)
                                                      ------------
Net unrealized appreciation .....................     $    170,346
                                                      ============
Federal income tax cost of investments ..........     $110,767,828
                                                      ============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $1,366,471 which was secured by collateral of $1,381,000.





                       See Notes to Financial Statements.

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS (1.6%)
CHEMICALS (0.8%)
E.I. Du Pont de Nemours & Co.                                              10,700                 $   567,769
                                                                                                  -----------
PAPER (0.8%)
Kimberly Clark Corp. ...................................................   11,500                     626,750
                                                                                                  -----------
  TOTAL BASIC MATERIALS ................................................                            1,194,519
                                                                                                  -----------
BUSINESS SERVICES (3.0%)
PRINTING, PUBLISHING,
  BROADCASTING (3.0%)
Gannett Co. ............................................................   17,800                   1,148,100
New York Times Co., Class A ............................................   30,900                   1,071,844
                                                                                                  -----------
  TOTAL BUSINESS SERVICES ..............................................                            2,219,944
                                                                                                  -----------
CAPITAL GOODS (8.4%)
AEROSPACE (3.6%)
Allied Signal, Inc. ....................................................    6,900                     305,756
British Aerospace (ADR) * ..............................................   13,700                     465,458
Gulfstream Aerospace Corp. * ...........................................   10,900                     580,425
United Technologies Corp. ..............................................   12,500                   1,359,375
                                                                                                  -----------
                                                                                                    2,711,014
                                                                                                  -----------
ELECTRICAL EQUIPMENT (3.1%)
FPL Group, Inc. ........................................................   14,000                     862,750
Honeywell, Inc. ........................................................   18,800                   1,415,875
                                                                                                  -----------
                                                                                                    2,278,625
                                                                                                  -----------
MACHINERY (1.7%)
Ingersoll-Rand Co. .....................................................   26,300                   1,234,456
                                                                                                  -----------
  TOTAL CAPITAL GOODS ..................................................                            6,224,095
                                                                                                  -----------
CONSUMER CYCLICALS (11.0%)
AUTO RELATED (1.7%)
Republic Industries, Inc. * ............................................   31,700                     467,575
TRW Inc. ...............................................................   14,900                     837,194
                                                                                                  -----------
                                                                                                    1,304,769
                                                                                                  -----------
AUTOS & TRUCKS (2.1%)
General Motors Corp. ...................................................   21,700                   1,552,906
                                                                                                  -----------
FOOD SERVICES, LODGING (1.2%)
ConAgra, Inc. ..........................................................   28,000                     882,000
                                                                                                  -----------
PHOTO & OPTICAL (1.2%)
Eastman Kodak Co. ......................................................   12,300                     885,600
                                                                                                  -----------
RETAIL--GENERAL (4.8%)
Federated Department
  Stores, Inc. * .......................................................   18,400                     801,550
Newell Co. .............................................................    7,900                     325,875
Office Depot, Inc. * ...................................................   27,200                   1,004,700
Sears Roebuck & Co. ....................................................   12,300                     522,750
TJX Cos., Inc. .........................................................   10,500                     304,500
Toys-R-Us, Inc. * ......................................................   38,000                     641,250
                                                                                                  -----------
                                                                                                    3,600,625
                                                                                                  -----------
  TOTAL CONSUMER CYCLICALS .............................................                            8,225,900
                                                                                                  -----------
CONSUMER NON-CYCLICALS (20.9%)
BEVERAGES (4.5%)
Diago plc (ADR) ........................................................   16,891                     781,208
Heineken N.V. (ADR) ....................................................   19,112                   1,150,791
PepsiCo, Inc. ..........................................................   34,800                   1,424,625
                                                                                                  -----------
                                                                                                    3,356,624
                                                                                                  -----------



                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
DRUGS (9.0%)
American Home Products Corp. ...........................................   38,200                 $ 2,151,138
Amgen, Inc.* ...........................................................   11,600                   1,212,925
Bristol-Myers Squibb Co. ...............................................   14,750                   1,973,734
Merck & Co., Inc. ......................................................    9,200                   1,358,725
                                                                                                  -----------
                                                                                                    6,696,522
                                                                                                  -----------
HOSPITAL SUPPLIES & SERVICES (1.0%)
Johnson & Johnson ......................................................    8,700                     729,712
                                                                                                  -----------
RETAIL--FOOD (1.3%)
McDonald's Corp. .......................................................   12,800                     980,800
                                                                                                  -----------
SOAPS & TOILETRIES (1.9%)
Procter & Gamble Co. ...................................................    3,400                     310,463
Unilever N.V. (NY Shares) ..............................................   13,200                   1,094,775
                                                                                                  -----------
                                                                                                    1,405,238
                                                                                                  -----------
TOBACCO (3.2%)
Philip Morris Cos., Inc. ...............................................   45,500                   2,434,250
                                                                                                  -----------
  TOTAL CONSUMER NON-CYCLICALS                                                                     15,603,146
                                                                                                  -----------
CREDIT SENSITIVE (28.6%)
BANKS (6.7%)
Chase Manhattan Corp. ..................................................   19,700                   1,340,831
Bank One Corp. .........................................................   19,300                     985,506
BankAmerica Corp. ......................................................   23,284                   1,399,951
First Union Corp. ......................................................   21,500                   1,307,469
                                                                                                  -----------
                                                                                                    5,033,757
                                                                                                  -----------
FINANCIAL SERVICES (5.9%)
American Express Co. ...................................................    5,500                     562,375
Citigroup, Inc. ........................................................   21,500                   1,064,250
Fleet Financial Group, Inc. ............................................   25,500                   1,139,531
Mellon Bank Corp. ......................................................   14,400                     990,000
Morgan Stanley Dean
  Witter & Co. .........................................................    8,900                     631,900
                                                                                                  -----------
                                                                                                    4,388,056
                                                                                                  -----------
INSURANCE (5.8%)
Aetna, Inc. ............................................................   15,400                   1,210,825
Allstate Corp. .........................................................   15,400                     594,825
Hartford Financial Services
  Group, Inc. ..........................................................   23,600                   1,295,050
Washington Mutual, Inc. ................................................   32,000                   1,222,000
                                                                                                  -----------
                                                                                                    4,322,700
                                                                                                  -----------
UTILITY--ELECTRIC (3.4%)
Consolidated Edison, Inc. ..............................................   15,900                     840,713
Duke Energy Corp. ......................................................    8,100                     518,906
Pacificorp .............................................................   38,000                     800,375
Southern Co. ...........................................................   13,200                     383,625
                                                                                                  -----------
                                                                                                    2,543,619
                                                                                                  -----------
UTILITY--TELEPHONE (6.8%)
AT&T Corp. .............................................................   31,900                   2,400,475
Bell Atlantic Corp. ....................................................   49,800                   2,639,400
                                                                                                  -----------
                                                                                                    5,039,875
                                                                                                  -----------
  TOTAL CREDIT SENSITIVE ...............................................                           21,328,007
                                                                                                  -----------
DIVERSIFIED (0.9%)
MISCELLANEOUS (0.9%)
Minnesota Mining &
  Manufacturing Co. ....................................................    8,900                     633,012
                                                                                                  -----------

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                        NUMBER          VALUE
                                      OF SHARES       (NOTE 1)
                                     -----------   --------------
ENERGY (5.6%)
OIL--DOMESTIC (4.0%)
Chevron Corp. ....................       4,400      $   364,925
Exxon Corp. ......................      16,300        1,191,938
Mobil Corp. ......................      16,500        1,437,562
                                                    -----------
                                                      2,994,425
                                                    -----------
OIL--INTERNATIONAL (0.2%)
Noble Affiliates, Inc. ...........       6,700          164,987
                                                    -----------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Halliburton Co. ..................      12,700          376,238
                                                    -----------
RAILROADS (0.9%)
ABB AB (ADR) .....................      59,000          649,000
                                                    -----------
  TOTAL ENERGY ...................                    4,184,650
                                                    -----------
TECHNOLOGY (16.6%)
ELECTRONICS (3.7%)
Intel Corp. ......................      11,700        1,387,181
Texas Instruments, Inc. ..........      16,400        1,403,225
                                                    -----------
                                                      2,790,406
                                                    -----------
OFFICE EQUIPMENT (5.4%)
Circuit City Stores-Circuit
  City Group .....................      14,700          734,081
Hewlett Packard Co. ..............      23,100        1,578,019
International Business
  Machines Corp. .................       9,400        1,736,650
                                                    -----------
                                                      4,048,750
                                                    -----------
OFFICE EQUIPMENT SERVICES (2.5%)
First Data Corp. .................      32,900        1,042,519
NCR Corp. * ......................      19,500          814,125
                                                    -----------
                                                      1,856,644
                                                    -----------
TELECOMMUNICATIONS (5.0%)
Ameritech Corp. ..................      26,200        1,660,425
Motorola, Inc. ...................      11,300          690,006
SBC Communications, Inc. .........      25,300        1,356,713
                                                    -----------
                                                      3,707,144
                                                    -----------
  TOTAL TECHNOLOGY ...............                   12,402,944
                                                    -----------
TOTAL COMMON STOCKS (96.6%)
  (Cost $65,095,095) .............                   72,016,217
                                                    -----------

                                          PRINCIPAL          VALUE
                                            AMOUNT          (NOTE 1)
                                        -------------   ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENTS (5.5%)
U.S. Treasury Bill
  4/8/99
  (Cost/Amortized Cost
  $4,140,651)........................   $4,190,000       $  4,142,737
                                                         ------------
TOTAL INVESTMENTS (102.1%)
  (Cost/Amortized Cost
  $69,235,746).......................                      76,158,954
OTHER ASSETS
  LESS LIABILITIES (--2.1%) .........                      (1,571,305)
                                                         ------------
NET ASSETS (100%) ...................                    $ 74,587,649
                                                         ============





















----------
*     Non-income producing

     Glossary:
     ADR--American Depositary Receipt

EQ ADVISORS TRUST
LAZARD LARGE CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........  $ 77,993,260
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........     9,925,808

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........  $  8,253,475
Aggregate gross unrealized depreciation ..........    (1,391,664)
                                                    ------------
Net unrealized appreciation ......................  $  6,861,811
                                                    ============
Federal income tax cost of investments ...........  $ 69,297,143
                                                    ============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $1,496,396 which was secured by collateral of $1,512,300.

The Portfolio has a net capital loss carryforward of $475,091 which expires in the year 2006.







































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                  NUMBER                VALUE
                                                 OF SHARES            (NOTE 1)
                                            ------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS (4.3%)
CHEMICALS--SPECIALTY (2.2%)
A. Schulman, Inc. .......................   18,600               $  421,987
Ferro Corp. .............................   13,000                  338,000
H.B. Fuller Co. .........................    7,400                  356,125
                                                                 ----------
                                                                  1,116,112
                                                                 ----------
METALS & MINING (0.6%)
Wyman-Gordon Co.* .......................   30,000                  307,500
                                                                 ----------
PAPER (1.5%)
Albany International Corp.,
  Class A ...............................       39                      737
Chesapeake Corp. ........................    3,800                  140,125
Unisource Worldwide, Inc. ...............   37,300                  270,425
Wausau-Mosinee Paper Corp. ..............   21,100                  373,206
                                                                 ----------
                                                                    784,493
                                                                 ----------
  TOTAL BASIC MATERIALS .................                         2,208,105
                                                                 ----------
BUSINESS SERVICES (8.0%)
PRINTING, PUBLISHING,
  BROADCASTING (5.0%)
Banta Corp. .............................   26,100                  714,488
Bowne & Co. .............................   50,900                  909,838
Gibson Greetings, Inc.* .................   16,600                  197,125
Nielsen Media Research ..................   20,566                  370,188
World Color Press, Inc.* ................   11,400                  346,987
                                                                 ----------
                                                                  2,538,626
                                                                 ----------
PROFESSIONAL SERVICES (0.6%)
CDI Corp.* ..............................   14,500                  292,719
                                                                 ----------
TRUCKING, SHIPPING (2.4%)
CNF Transportation, Inc. ................   14,000                  525,875
Circle International Group, Inc. ........   22,200                  455,100
Pittston BAX Group ......................   22,200                  246,975
                                                                 ----------
                                                                  1,227,950
                                                                 ----------
  TOTAL BUSINESS SERVICES ...............                         4,059,295
                                                                 ----------
CAPITAL GOODS (20.2%)
BUILDING & CONSTRUCTION (3.5%)
Crane Co. ...............................   20,450                  617,334
Hussmann International, Inc. ............   21,300                  412,688
JLG Industries, Inc. ....................   36,600                  571,875
Kaufman & Broad Home Corp. ..............    6,000                  172,500
                                                                 ----------
                                                                  1,774,397
                                                                 ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (3.7%)
Apogee Enterprises, Inc. ................   38,700                  435,375
Eagle Hardware & Garden, Inc.*              17,200                  559,000
Hughes Supply, Inc. .....................    9,500                  277,875
Lone Star Industries, Inc. ..............   15,800                  581,638
Martin Marietta Materials, Inc. .........      700                   43,531
                                                                 ----------
                                                                  1,897,419
                                                                 ----------
ELECTRICAL EQUIPMENT (8.4%)
Anixter International, Inc.* ............   39,700                  806,406
Belden, Inc. ............................   19,500                  413,156
Credence Systems Corp.* .................   28,600                  529,100
Harman International Industries,
  Inc. ..................................   13,000                  495,625
Lam Research Corp.* .....................   15,700                  279,656
MagneTek, Inc.* .........................   38,700                  447,469



                                                  NUMBER                VALUE
                                                 OF SHARES            (NOTE 1)
                                            ------------------   ------------------
Pittston Brink's Group ..................   14,700               $  468,562
Scotsman Industries, Inc. ...............   11,900                  244,694
Silicon Valley Group, Inc.* .............   10,600                  135,150
VLSI Technology, Inc.* ..................   44,800                  490,000
                                                                 ----------
                                                                  4,309,818
                                                                 ----------
MACHINERY (4.6%)
Aeroquip-Vickers, Inc. ..................    3,800                  113,763
Briggs & Stratton Corp. .................   14,100                  703,238
OmniQuip International, Inc. ............   19,300                  289,500
Regal-Beloit Corp. ......................   22,500                  517,500
Roper Industries, Inc. ..................   16,100                  328,037
Watts Industries, Inc., Class A .........   24,000                  399,000
                                                                 ----------
                                                                  2,351,038
                                                                 ----------
  TOTAL CAPITAL GOODS ...................                        10,332,672
                                                                 ----------
CONSUMER CYCLICALS (13.6%)
APPAREL & TEXTILES (1.2%)
Oakley, Inc.* ...........................   28,700                  270,856
Wet Seal, Inc., Class A* ................   12,000                  362,250
                                                                 ----------
                                                                    633,106
                                                                 ----------
AUTO RELATED (5.1%)
Borg-Warner Automotive, Inc. ............   11,000                  613,937
Budget Group, Inc.* .....................   28,100                  446,088
Dura Automotive Systems, Inc.* . ........    8,900                  303,713
Mark IV Industries, Inc. ................   33,600                  436,800
Tower Automotive* .......................   32,000                  798,000
                                                                 ----------
                                                                  2,598,538
                                                                 ----------
FOOD SERVICES, LODGING (0.7%)
Prime Hospitality Corp.* ................   33,900                  358,069
                                                                 ----------
HOUSEHOLD FURNITURE, APPLIANCES (3.3%)
Bassett Furniture Industries, Inc.          22,800                  550,050
Furniture Brands International,
  Inc.* .................................   22,800                  621,300
Pier 1 Imports, Inc. ....................   53,800                  521,188
                                                                 ----------
                                                                  1,692,538
                                                                 ----------
LEISURE RELATED (1.2%)
Polaris Industries, Inc. ................   15,100                  591,731
                                                                 ----------
RETAIL--GENERAL (2.1%)
Cole National Corp.* ....................   14,100                  241,463
Stride Rite Corp. .......................   37,100                  324,625
Talbots, Inc. ...........................   15,600                  489,450
                                                                 ----------
                                                                  1,055,538
                                                                 ----------
  TOTAL CONSUMER CYCLICALS ..............                         6,929,520
                                                                 ----------
CONSUMER NON-CYCLICALS (13.1%)
CONTAINERS (1.7%)
First Brands Corp. ......................   21,400                  843,962
                                                                 ----------
DRUGS (1.1%)
Perrigo Co.* ............................   61,800                  544,612
                                                                 ----------
FOODS (4.0%)
American Italian Pasta Co.,
  Class A* ..............................   18,000                  474,750
International Multifoods Corp. ..........    5,700                  147,131
Lance, Inc. .............................   18,300                  364,856
Ralcorp Holdings, Inc.* .................   22,900                  417,925
Vlasic Foods International, Inc.* . .....   27,500                  654,844
                                                                 ----------
                                                                  2,059,506
                                                                 ----------

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                    NUMBER               VALUE
                                                   OF SHARES           (NOTE 1)
                                              ------------------   ----------------
  HOSPITAL SUPPLIES & SERVICES (4.0%)
  ADAC Laboratories* ......................    5,900               $  117,815
  Apria Healthcare Group, Inc.* ...........   51,900                  463,856
  Integrated Health Services, Inc.* . .....   11,400                  161,025
  Magellan Health Services, Inc.* .........   19,600                  164,150
  Sierra Health Services, Inc.* ...........   26,850                  565,528
  Sun Healthcare Group, Inc.* .............   25,600                  168,000
  Sunrise Medical, Inc.* ..................   20,200                  251,238
  West Co., Inc. ..........................    4,894                  174,655
                                                                   ----------
                                                                    2,066,267
                                                                   ----------
  RETAIL--FOOD (2.3%)
  General Nutrition Cos., Inc.* ...........   25,800                  419,250
  Lone Star Steakhouse & Saloon,
    Inc.* .................................   28,300                  260,006
  Ryan's Family Steak Houses,
    Inc.* .................................   39,200                  485,100
                                                                   ----------
                                                                    1,164,356
                                                                   ----------
    TOTAL CONSUMER NON-CYCLICALS                                    6,678,703
                                                                   ----------
  CREDIT SENSITIVE (21.0%)
  BANKS (3.2%)
  Astoria Financial Corp. .................   11,900                  544,425
  HUBCO, Inc. .............................   21,516                  648,170
  Southwest Bancorporation of
    Texas, Inc.* ..........................   15,400                  275,275
  Staten Island Bancorp, Inc. .............    7,900                  157,506
                                                                   ----------
                                                                    1,625,376
                                                                   ----------
  INSURANCE (7.9%)
  Arthur J. Gallagher & Co. ...............    8,600                  379,475
  Delphi Financial Group, Inc.,
    Class A* ..............................    5,228                  274,143
  E.W. Blanch Holdings, Inc. ..............   10,900                  517,069
  Enhance Financial Services
    Group, Inc. ...........................   18,000                  540,000
  Frontier Insurance Group, Inc. ..........   22,650                  291,619
  HCC Insurance Holdings, Inc. ............   21,700                  382,463
  Horace Mann Educators Corp. .............   14,000                  399,000
  NAC Re Corp. ............................   12,200                  572,637
  Orion Capital Corp. .....................    7,100                  282,669
  Reliance Group Holdings, Inc. ...........   31,900                  410,712
                                                                   ----------
                                                                    4,049,787
                                                                   ----------
  MORTGAGE RELATED (1.9%)
  Amerin Corp.* ...........................   18,300                  432,338
  Toll Brothers, Inc.* ....................   22,600                  509,912
                                                                   ----------
                                                                      942,250
                                                                   ----------
  REAL ESTATE (5.7%)
  Catellus Development Corp.* .............   30,300                  433,669
  Chateau Communities, Inc. ...............   15,900                  466,069
  FelCor Lodging Trust, Inc. ..............   22,700                  523,518
  Glenborough Realty Trust, Inc. ..........   27,600                  562,350



                                                    NUMBER               VALUE
                                                   OF SHARES           (NOTE 1)
                                              ------------------   ----------------
  JDN Realty Corp. ........................    3,500               $   75,469
  Kilroy Realty Corp. .....................   15,900                  365,700
  Mack-Cali Realty Corp. ..................   16,100                  497,087
                                                                   ----------
                                                                    2,923,862
                                                                   ----------
  UTILITY--ELECTRIC (1.1%)
  Calpine Corp.* ..........................   22,600                  570,650
                                                                   ----------
  UTILITY--GAS (1.2%)
  Sierra Pacific Resources ................   16,500                  627,000
                                                                   ----------
    TOTAL CREDIT SENSITIVE ................                        10,738,925
                                                                   ----------
  DIVERSIFIED (1.6%)
  MISCELLANEOUS (1.6%)
  ACX Technologies, Inc.* .................   16,500                  218,625
  Walter Industries, Inc.* ................   37,800                  578,813
                                                                   ----------
    TOTAL DIVERSIFIED .....................                           797,438
                                                                   ----------
  ENERGY (3.3%)
  OIL--DOMESTIC (1.9%)
  Barrett Resources Corp.* ................   20,200                  484,800
  Devon Energy Corp. ......................   14,900                  457,244
                                                                   ----------
                                                                      942,044
                                                                   ----------
  OIL--INTERNATIONAL (1.4%)
  Helmerich & Payne, Inc. .................   22,100                  428,187
  Vintage Petroleum, Inc. .................   33,700                  290,663
                                                                   ----------
                                                                      718,850
                                                                   ----------
    TOTAL ENERGY ..........................                         1,660,894
                                                                   ----------
  TECHNOLOGY (8.4%)
  ELECTRONICS (1.2%)
  Lattice Semiconductor Corp.* ............   13,100                  601,372
                                                                   ----------
  OFFICE EQUIPMENT (1.0%)
  Wang Laboratories, Inc.* ................   18,600                  516,150
                                                                   ----------
  OFFICE EQUIPMENT SERVICES (1.8%)
  Bell & Howell Co.* ......................   21,600                  816,750
  Tuboscope, Inc.* ........................   14,700                  119,438
                                                                   ----------
                                                                      936,188
                                                                   ----------
  TELECOMMUNICATIONS (4.4%)
  Allen Telecom, Inc.* ....................   35,800                  239,412
  Electronics for Imaging, Inc.* ..........   16,200                  651,037
  KEMET Corp.* ............................   38,300                  430,875
  Oak Industries, Inc.* ...................   13,600                  476,000
  Vanguard Cellular Systems, Inc.,
    Class A* ..............................   17,700                  456,881
                                                                   ----------
                                                                    2,254,205
                                                                   ----------
    TOTAL TECHNOLOGY ......................                         4,307,915
                                                                   ----------
  TOTAL COMMON STOCKS (93.5%)
    (Cost $48,954,616) ....................                        47,713,467
                                                                   ----------


EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                          PRINCIPAL          VALUE
                                           AMOUNT          (NOTE 1)
                                       --------------   --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.3%)
U.S. Treasury Bill
  4/8/99
  (Cost/Amortized Cost
  $3,710,905).......................   $ 3,755,000       $ 3,712,644
                                                         -----------
TOTAL INVESTMENTS (100.8%)
  (Cost/Amortized Cost
  $52,665,521)......................                      51,426,111
OTHER ASSETS
  LESS LIABILITIES (-0.8%) .........                        (380,446)
                                                         -----------
NET ASSETS (100%) ..................                     $51,045,665
                                                         ===========






----------
*     Non-income producing

EQ ADVISORS TRUST
LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 1998 were as follows:



COST OF PURCHASES:
Stocks and long-term corporate debt securities .........    $55,011,027
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt securities .........      4,586,987

As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



Aggregate gross unrealized appreciation ..........    $   4,102,118
Aggregate gross unrealized depreciation ..........       (5,420,137)
                                                      -------------
Net unrealized (depreciation) ....................    $  (1,318,019)
                                                      =============
Federal income tax cost of investments ...........    $  52,744,130
                                                      =============

At December 31, 1998, the Portfolio had loaned securities with a total value of
                           $3,931,926 which was secured by collateral of $3,983,725.

For the period from January 1, 1998 to December 31, 1998, the Portfolio incurred approximately $150 as brokerage commissions with Donaldson, Lufkin & Jenrette Securities Corp., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $597,372 which expires in the year 2006.



































                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998

Note 1 Organization and Significant Accounting Policies

     EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with eighteen diversified series portfolios and three non-diversified series portfolios (each a "Portfolio"). The diversified Portfolios include the Merrill Lynch Basic Value Equity Portfolio which commenced operations on May 1, 1997, MFS Emerging Growth Companies Portfolio which commenced operations on May 1, 1997, MFS Research Portfolio which commenced operations on May 1, 1997, EQ/Putnam Balanced Portfolio which commenced operations on May 1, 1997, EQ/Putnam Growth & Income Value Portfolio which commenced operations on May 1, 1997, EQ/ Putnam International Equity Portfolio which commenced operations on May 1, 1997, EQ/Putnam Investors Growth Portfolio which commenced operations on May 1, 1997, T. Rowe Price Equity Income Portfolio which commenced operations on May 1, 1997, T. Rowe Price International Stock Portfolio which commenced operations on May 1, 1997, Warburg Pincus Small Company Value Portfolio which commenced operations on May 1, 1997, BT Equity 500 Index Portfolio which received initial capital on December 31, 1997, BT International Equity Index Portfolio which received initial capital on December 31, 1997, BT Small Company Index Portfolio which received initial capital on December 31, 1997, JPM Core Bond Portfolio which received initial capital on December 31, 1997, Lazard Large Cap Value Portfolio which received initial capital on December 31, 1997, EQ/Evergreen Foundation Portfolio which received initial capital on December 31, 1998, EQ/Evergreen Portfolio which received initial capital on December 31, 1998 and the MFS Growth with Income Portfolio which received initial capital on December 31, 1998. The non-diversified Portfolios include the Merrill Lynch World Strategy Portfolio which commenced operations on May 1, 1997, Morgan Stanley Emerging Markets Equity Portfolio which commenced operations on August 20, 1997 and the Lazard Small Cap Value Portfolio which received initial capital on December 31, 1997. The Portfolios that received initial capital on December 31, 1997, commenced operations on January 1, 1998. The Portfolios that received initial capital on December 31, 1998, had no operations except the issuance of shares of Class IB Common Stock. Portfolios that received initial capital on December 31, 1998, commenced operations on January 1, 1999.

     The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 1998, the Trust had Class IB shares outstanding for each Portfolio. On November 24, 1998, the Trust offered for sale Class IA shares for the MFS Emerging Growth Companies Portfolio, T. Rowe Price Equity Income Portfolio, Warburg Pincus Small Company Value Portfolio and the BT International Equity Index Portfolio. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated, and to the Equitable Investment Plan for Employees, Managers and Agents.

     The investment objectives of each Portfolio are as follows:

     Merrill Lynch Basic Value Equity Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- Capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser (as defined below) of the Portfolio believes are undervalued and therefore represent basic investment value.

     Merrill Lynch World Strategy Portfolio (advised by Merrill Lynch Asset Management, L.P.) -- High total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


     MFS Emerging Growth Companies Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term capital growth.

     MFS Research Portfolio (advised by Massachusetts Financial Services Co.) -- Long-term growth of capital and future income.

     EQ/Putnam Balanced Portfolio (advised by Putnam Investment Management, Inc.) -- Balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

     EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, Inc.) -- Capital growth. Current income is a secondary objective.

     EQ/Putnam International Equity Portfolio (advised by Putnam Investment Management, Inc.) -- Capital appreciation.

     EQ/Putnam Investors Growth Portfolio (advised by Putnam Investment Management, Inc.) -- Long-term growth of capital and any increased income that results from this growth.

     T. Rowe Price Equity Income Portfolio (advised by T. Rowe Price Associates, Inc.) -- Substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     T. Rowe Price International Stock Portfolio (advised by Rowe Price-Fleming International, Inc.) -- Long-term growth of capital through investment primarily in common stocks of established non-United States companies.

     Warburg Pincus Small Company Value Portfolio (advised by Warburg Pincus Asset Management, Inc.) -- Long-term capital appreciation.

     Morgan Stanley Emerging Markets Equity Portfolio (advised by Morgan Stanley Asset Management, Inc.) -- Long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

     BT Equity 500 Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the S&P 500 Index.

     BT International Equity Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

     BT Small Company Index Portfolio (advised by Bankers Trust Co.) -- Replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

     JPM Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- High total return consistent with moderate risk of capital and maintenance of liquidity.

     Lazard Large Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing primarily in equity securities of companies with relatively large market capitalizations (i.e., companies sharing market capitalizations of at least 5 billion at the time of initial purchase that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

     Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

     EQ/Evergreen Foundation Portfolio (advised by Evergreen Asset Management Corp.) ---- Reasonable income, conservation of capital and capital appreciation (in order of priority).

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


     EQ/Evergreen Portfolio (advised by Evergreen Asset Management Corp.) ---- Capital appreciation.

     MFS Growth with Income Portfolio (advised by Massachusetts Financial Services Co.) -- Reasonable current income and long-term growth of capital and income.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the
Trust:

Valuation:

     Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price on the primary exchange for such securities or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

     Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

     Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

     Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. However, if the bid price is higher or the asked price is lower than the previous last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value as determined in good faith by the Board of Trustees.

     Long-term corporate bonds are valued at a price obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by two brokers.

     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted bid prices.

     Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

     Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

     Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

     Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value as determined in good faith by the Board of Trustees.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

     Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

     Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold.

     Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust not attributable to a single Portfolio are charged to each Portfolio in proportion to the average net assets of each Portfolio. Equitable pays substantially all operating expenses on behalf of the Trust for which Equitable is then reimbursed by the Trust.

     All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

     (i) market value of investment securities, other assets and liabilities -- at the valuation date.

     (ii) purchase and sales of investment securities, income and expenses -- at the date of such transactions.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

     Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts and character may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, each Portfolio will comply with the investment diversification requirements of Subchapter L of the Code applicable to segregated asset accounts.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital at December 31, 1998 as follows:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998



                                                                UNDISTRIBUTED
                                                              (OVERDISTRIBUTED)      ACCUMULATED        PAID
                                                                NET INVESTMENT      NET REALIZED         IN
PORTFOLIOS:                                                         INCOME           GAIN (LOSS)       CAPITAL
----------------------------------------------------------   -------------------   --------------   ------------
Merrill Lynch Basic Value Equity Portfolio ...............       $   12,572          $   (8,838)     $   (3,734)
Merrill Lynch World Strategy Portfolio ...................         (304,514)            312,021          (7,507)
MFS Emerging Growth Companies Portfolio ..................          757,001              12,052        (769,053)
MFS Research Portfolio ...................................           (9,613)             19,945         (10,332)
EQ/Putnam Balanced Portfolio .............................          (47,181)             57,523         (10,342)
EQ/Putnam Growth & Income Value Portfolio ................           13,420                  --         (13,420)
EQ/Putnam International Equity Portfolio .................           66,167             165,381        (231,548)
EQ/Putnam Investors Growth Portfolio .....................           11,042                  --         (11,042)
T. Rowe Price Equity Income Portfolio ....................            6,272               7,065         (13,337)
T. Rowe Price International Stock Portfolio ..............          288,759             (12,005)       (276,754)
Warburg Pincus Small Company Value Portfolio .............           42,064                  --         (42,064)
Morgan Stanley Emerging Markets Equity Portfolio .........         (147,673)            158,694         (11,021)
BT Equity 500 Index Portfolio ............................           15,853                  --         (15,853)
BT International Equity Index Portfolio ..................          283,331            (266,675)        (16,656)
BT Small Company Index Portfolio .........................           13,068                  --         (13,068)
JPM Core Bond Portfolio ..................................           (4,099)             44,341         (40,242)
Lazard Large Cap Value Portfolio .........................            9,751                  --          (9,751)
Lazard Small Cap Value Portfolio .........................            9,152                  --          (9,152)

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.


     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 through December 31, 1998 the following Portfolios incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net capital and net currency losses as stated below:




                                                                 NET           NET
                                                              CURRENCY       CAPITAL
PORTFOLIOS:                                                    LOSSES        LOSSES
----------------------------------------------------------   ----------   ------------
Merrill Lynch World Strategy Portfolio ...................    $61,936     $ 112,098
EQ/Putnam Balanced Portfolio .............................     13,754            --
T. Rowe Price Equity Income Portfolio ....................         81            --
T. Rowe Price International Stock Portfolio ..............     29,137       162,172
Warburg Pincus Small Company Value Portfolio .............         --     4,998,460
Morgan Stanley Emerging Markets Equity Portfolio .........         --     1,409,492
BT International Equity Index Portfolio ..................         --        20,670
JPM Core Bond Portfolio ..................................         --        14,742

     Costs incurred by the Trust in connection with its organization have been allocated equally to and capitalized by each of the initial twelve Portfolios and are deferred and amortized on a straight line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs were capitalized and allocated evenly among the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 1, 1998.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


     The Manager has elected to waive the obligations of the Trust under the Organizational Expense Reimbursement Agreement to reimburse and pay the Manager for organization expenses incurred with the formation of the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio and MFS Growth with Income Portfolio.

     For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank The Chase Manhattan Bank ("Chase") acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal to the market value of the security loaned. Chase will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. Chase invests the cash collateral and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 1998, the cash collateral received by each Portfolio for securities loaned was invested by Chase in a money market fund and repurchase agreements in which each Portfolio had a pro-rata interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

     Each Portfolio except Merrill Lynch Basic Value Equity and Merrill Lynch World Strategy may enter into repurchase agreements with qualified and Board of Trustees approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

     All Portfolios (except for the MFS Research Portfolio and the Lazard Small Cap Value Portfolio) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Each of the Portfolios (except for the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and EQ/Evergreen Portfolio) may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.


Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:



     The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Each Portfolio (with the exception of the MFS Research Portfolio, the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio) may buy or sell futures contracts for the purpose of protecting its portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt. At December 31, 1998 the BT International Equity Index Portfolio had restricted foreign cash in the amount of $610,292, which was held by the broker as collateral which is included in the foreign cash balance on the Statement of Assets and Liabilities. During the period the futures contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.


     Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases and sales are made through dealers, a Portfolio relies on the dealer to consummate the transactions. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.


     Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Small Cap Value Portfolio and EQ/Evergreen Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio, BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and EQ/Evergreen Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The Advisers, as defined below, may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


Swaps:

     The Morgan Stanley Emerging Markets Equity Portfolio, BT International Equity Index Portfolio and JPM Core Bond Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees.

Market and Credit Risk:

     Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these covered written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the forward commitments or forward foreign currency exchange contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

     The Trust has entered into an investment management agreement (the "Management Agreement") with EQ Financial Consultants, Inc. (the "Manager"), an indirect wholly-owned subsidiary of Equitable. The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For its services under the Management Agreement, the Manager will receive an annual fee as a percentage of average daily net assets, for each of the Portfolios, calculated daily and payable quarterly as follows:
The fee is calculated based on an annual rate of:



   0.25% OF AVERAGE DAILY NET ASSETS OF THE
      BT Equity 500 Index Portfolio
      BT Small Company Index Portfolio
   0.35% OF AVERAGE DAILY NET ASSETS OF THE
      BT International Equity Index Portfolio
   0.45% OF AVERAGE DAILY NET ASSETS OF THE
      JPM Core Bond Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998



      MFS Research Portfolio
      EQ/Putnam Balanced Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
      T. Rowe Price Equity Income Portfolio
      Lazard Large Cap Value Portfolio
      MFS Growth with Income Portfolio
   0.63% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Evergreen Foundation Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      Warburg Pincus Small Company Value Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      T. Rowe Price International Stock Portfolio
      EQ/Evergreen Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      Lazard Small Cap Value Portfolio
   1.15% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio

     On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to:
(i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

     The Trust has entered into an administrative agreement with Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of Chase, pursuant to which Chase Global provides certain fund accounting, compliance and administrative services to the Trust. For such services, Chase Global receives compensation at the annual rate of 0.0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion Chase Global receives:
0.0425 of 1% of the next $500 million of the total Trust assets; 0.035 of 1% of the next $2.0 billion of the total Trust assets; 0.025 of 1% of the next $1.0 billion of the total Trust assets; 0.015 of 1% of the next $2.5 billion of the total Trust assets; and 0.01 of 1% of the total Trust assets in excess of $8.0 billion; except that the annual fee payable to Chase Global with respect to any Portfolio which commences operation after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the rate of 0.0525 of 1% of the Portfolio's total assets plus $25,000. Certain officers of the Trust are also officers of Chase Global.

Note 4 Custody Fees

     The Trust has entered into a Custody Agreement with Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Chase serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and Chase, Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


Note 5 Distribution Plan


     The Trust has entered into distribution agreements with the Manager and Equitable Distributors, Inc. ("EDI"), an indirect wholly-owned subsidiary of Equitable (collectively, the "Distributors"), pursuant to which the Distributors will serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares are not subject to such fees.


Note 6 Expense Limitation


     In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust's Class IB Distribution Plan) of each Portfolio are limited to:



   0.30% OF AVERAGE DAILY NET ASSETS OF THE
      BT Equity 500 Index Portfolio
   0.35% OF AVERAGE DAILY NET ASSETS OF THE
      BT Small Company Index Portfolio
   0.55% OF AVERAGE DAILY NET ASSETS OF THE
      BT International Equity Index Portfolio
      JPM Core Bond Portfolio
   0.60% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch Basic Value Equity Portfolio
      MFS Emerging Growth Companies Portfolio
      MFS Research Portfolio
      EQ/Putnam Growth & Income Value Portfolio
      EQ/Putnam Investors Growth Portfolio
      T. Rowe Price Equity Income Portfolio
      MFS Growth with Income Portfolio
   0.65% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Putnam Balanced Portfolio
      Lazard Large Cap Value Portfolio
   0.70% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Evergreen Foundation Portfolio
   0.75% OF AVERAGE DAILY NET ASSETS OF THE
      Warburg Pincus Small Company Value Portfolio
   0.80% OF AVERAGE DAILY NET ASSETS OF THE
      EQ/Evergreen Portfolio
   0.95% OF AVERAGE DAILY NET ASSETS OF THE
      Merrill Lynch World Strategy Portfolio
      EQ/Putnam International Equity Portfolio
      T. Rowe Price International Stock Portfolio
      Lazard Small Cap Value Portfolio
   1.50% OF AVERAGE DAILY NET ASSETS OF THE
      Morgan Stanley Emerging Markets Equity Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1998


     Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. At December 31, 1998, under the Expense Limitation Agreement, the total amount reimbursable to the Manager, which includes waivers of investment management fees and reimbursements from the Manager, was $7,062,513. The amount recoverable from each Portfolio is as follows:




PORTFOLIOS:                                                          AMOUNT
----------------------------------------------------------------- -----------
      Merrill Lynch Basic Value Equity Portfolio ................  $359,628
      Merrill Lynch World Strategy Portfolio ....................   220,231
      MFS Emerging Growth Companies Portfolio ...................   750,701
      MFS Research Portfolio ....................................   769,765
      EQ/Putnam Balanced Portfolio ..............................   307,718
      EQ/Putnam Growth & Income Value Portfolio .................   936,005
      EQ/Putnam International Equity Portfolio ..................   479,814
      EQ/Putnam Investors Growth Portfolio ......................   356,501
      T. Rowe Price Equity Income Portfolio .....................   589,044
      T. Rowe Price International Stock Portfolio ...............   580,455
      Warburg Pincus Small Company Value Portfolio ..............   520,044
      Morgan Stanley Emerging Markets Equity Portfolio ..........   302,586
      BT Equity 500 Index Portfolio .............................   232,207
      BT International Equity Index Portfolio ...................   180,103
      BT Small Company Index Portfolio ..........................   220,614
      JPM Core Bond Portfolio ...................................    86,241
      Lazard Large Cap Value Portfolio ..........................    87,559
      Lazard Small Cap Value Portfolio ..........................    83,297
      EQ/Evergreen Foundation Portfolio .........................        --
      EQ/Evergreen Portfolio ....................................        --
      MFS Growth with Income Portfolio ..........................        --

Note 7 Trustees Deferred Compensation Plan


     A deferred compensation plan for the benefit of the unaffiliated Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS


MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO:


                                                                                       CLASS IB
                                                                        --------------------------------------
                                                                                               MAY 1, 1997*
                                                                             YEAR ENDED             TO
                                                                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                        ------------------- ------------------
Net asset value, beginning of period ..................................      $ 11.58            $  10.00
                                                                             -------            --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................................         0.12                0.06
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ..............................................         1.21                1.64
                                                                             -------            --------
 Total from investment operations .....................................         1.33                1.70
                                                                             -------            --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................................        ( 0.12)            ( 0.06)
 Distributions from realized gains ....................................        ( 0.43)            ( 0.05)
 Distributions in excess of realized gains ............................            --             ( 0.01)
                                                                             --------           --------
 Total dividends and distributions ....................................        ( 0.55)            ( 0.12)
                                                                             --------           --------
Net asset value, end of period ........................................      $ 12.36            $  11.58
                                                                             ========           ========
Total return ..........................................................         11.59%             16.99%(b)
                                                                             ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................................      $174,104           $ 49,495
Ratio of expenses to average net assets after waivers .................          0.85%              0.85%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) .....................................................          1.06%              1.89%(a)
Ratio of net investment income to average net assets
 after waivers ........................................................          1.41%              1.91%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) .............................................................          1.20%              0.87%(a)
Portfolio turnover rate ...............................................            83%                25%
 Effect of voluntary expense limitation during the
   period: (Note 6)
   Per share benefit to net investment income .........................      $  0.02            $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MERRILL LYNCH WORLD STRATEGY PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................       $ 10.31           $  10.00
                                                                               -------           --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................          0.15               0.08
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................          0.55               0.39
                                                                               -------           --------
 Total from investment operations ......................................          0.70               0.47
                                                                               -------           --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        ( 0.04)            ( 0.05)
 Dividends in excess of net investment income ..........................        ( 0.04)                --
 Distributions from realized gains .....................................            --                 --
 Distributions in excess of realized gains .............................            --             ( 0.11)
                                                                               -------           --------
 Total dividends and distributions .....................................        ( 0.08)            ( 0.16)
                                                                               -------           --------
Net asset value, end of period .........................................       $ 10.93           $  10.31
                                                                               =======           ========
Total return ...........................................................          6.81%              4.70%(b)
                                                                               =======           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................       $30,631           $ 18,210
Ratio of expenses to average net assets after waivers ..................          1.20%              1.20%(a)
Ratio of expenses to average net assets before
 waivers (Note 6) ......................................................          1.61%              3.05%(a)
Ratio of net investment income to average net assets after waivers .....          1.63%              1.89%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................          1.22%              0.04%(a)
Portfolio turnover rate ................................................           115%                58%
 Effect of voluntary expense limitation during the
   period: (Note 6)
   Per share benefit to net investment income ..........................       $  0.04           $   0.08

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                                         CLASS IA                        CLASS IB
                                                                ------------------------- --------------------------------------
                                                                    NOVEMBER 24, 1998*                           MAY 1, 1997*
                                                                            TO                 YEAR ENDED             TO
                                                                    DECEMBER 31, 1998      DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                ------------------------- ------------------- ------------------
Net asset value, beginning of period ..........................           $ 14.18             $   11.92          $   10.00
                                                                          -------             ---------          ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................              --                  ( 0.03)              0.02
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................             1.86                   4.15               2.21
                                                                          -------             ---------          ---------
 Total from investment operations .............................             1.86                   4.12               2.23
                                                                          -------             ---------          ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................              --                      --             ( 0.02)
 Dividends in excess of net investment income .................              --                      --                 --
 Distributions from realized gains ............................              --                      --             ( 0.18)
 Distributions in excess of realized gains ....................              --                      --             ( 0.11)
                                                                          -------             ---------          ---------
 Total dividends and distributions ............................              --                      --             ( 0.31)
                                                                          -------             ---------          ---------
Net asset value, end of period ................................           $ 16.04             $   16.04          $   11.92
                                                                          =======             =========          =========
Total return ..................................................         13.12%(b)                 34.57%             22.42%(b)
                                                                       ==========             =========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................        $5,978                 $ 461,307          $  99,317
Ratio of expenses to average net assets after waivers .........       0.60%(a)(1)                  0.85%(1)           0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................       0.79%(a)(1)                  1.04%(1)           1.82%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................      (0.05)%(a)(1)                (0.30)%(1)          0.61%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................    ( 0.24)%(a)(1)                ( 0.49)%(1)        ( 0.36)%(a)
Portfolio turnover rate .......................................       79%                            79%               116%
 Effect of voluntary expense limitation during the period:
   (Note 6)
   Per share benefit to net investment income .................    $   --                     $    0.02          $    0.04

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MFS RESEARCH PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................      $ 11.48           $   10.00
                                                                              -------           ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................         0.04                0.02
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         2.73                1.58
                                                                              -------           ---------
 Total from investment operations ......................................         2.77                1.60
                                                                              -------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        (0.04)             ( 0.02)
 Dividends in excess of net investment income ..........................           --                  --
 Distributions from realized gains .....................................           --              ( 0.01)
 Distributions in excess of realized gains .............................           --              ( 0.09)
                                                                              --------          ---------
 Total dividends and distributions .....................................        (0.04)             ( 0.12)
                                                                              --------          ---------
Net asset value, end of period .........................................      $ 14.21           $   11.48
                                                                              ========          =========
Total return ...........................................................        24.11%              16.07%(b)
                                                                              ========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................     $407,619           $ 114,754
Ratio of expenses to average net assets after waivers ..................         0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........         1.05%               1.78%(a)
Ratio of net investment income to average net assets after waivers .....         0.44%               0.65%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................         0.24%             ( 0.28)%(a)
Portfolio turnover rate ................................................           73%                51%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................      $  0.02           $    0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM BALANCED PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................       $ 11.21           $  10.00
                                                                               -------           --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................         0.25                0.14
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         1.08                1.30
                                                                               -------           --------
 Total from investment operations ......................................         1.33                1.44
                                                                               -------           --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        ( 0.23)            ( 0.13)
 Dividends in excess of net investment income ..........................            --             ( 0.01)
 Distributions from realized gains .....................................        ( 0.15)            ( 0.09)
                                                                               -------           --------
 Total dividends and distributions .....................................        ( 0.38)            ( 0.23)
                                                                               -------           --------
Net asset value, end of period .........................................       $ 12.16           $  11.21
                                                                               =======           ========
Total return ...........................................................         11.92%             14.38%(b)
                                                                               =======           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................       $75,977           $ 25,854
Ratio of expenses to average net assets after waivers ..................          0.90%              0.90%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........          1.25%              2.55%(a)
Ratio of net investment income to average net assets after waivers .....          2.88%              3.19%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................          2.53%              1.54%(a)
Portfolio turnover rate ................................................           135%               117%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................       $  0.03           $   0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................      $ 11.52            $  10.00
                                                                              -------            --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................         0.11                0.06
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         1.35                1.56
                                                                              -------            --------
 Total from investment operations ......................................         1.46                1.62
                                                                              -------            --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        ( 0.11)            ( 0.06)
 Dividends in excess of net investment income ..........................            --                 --
 Distributions from realized gains .....................................            --             ( 0.01)
 Distributions in excess of realized gains .............................        ( 0.10)            ( 0.03)
                                                                              --------           --------
 Total dividends and distributions .....................................        ( 0.21)            ( 0.10)
                                                                              --------           --------
Net asset value, end of period .........................................      $ 12.77            $  11.52
                                                                              ========           ========
Total return ...........................................................         12.75%             16.23%(b)
                                                                              ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................      $460,744           $150,260
Ratio of expenses to average net assets after waivers ..................          0.85%              0.85%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........          1.04%              1.75%(a)
Ratio of net investment income to average net assets after waivers .....          1.30%              1.67%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................          1.11%              0.77%(a)
Portfolio turnover rate ................................................            74%                61%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................      $  0.02            $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................      $ 10.89           $   10.00
                                                                              -------           ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................         0.05                0.03
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         2.07                0.93
                                                                              -------           ---------
 Total from investment operations ......................................         2.12                0.96
                                                                              -------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................            --             ( 0.02)
 Distributions from realized gains .....................................            --             ( 0.01)
 Distributions in excess of realized gains .............................            --             ( 0.04)
                                                                              --------          ---------
 Total dividends and distributions .....................................            --             ( 0.07)
                                                                              --------          ---------
Net asset value, end of period .........................................      $ 13.01           $   10.89
                                                                              ========          =========
Total return ...........................................................         19.51%              9.58%(b)
                                                                              ========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................      $143,721          $  55,178
Ratio of expenses to average net assets after waivers ..................          1.20%              1.20%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........          1.46%              2.53%(a)
Ratio of net investment income to average net assets after waivers .....          0.64%              0.74%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................          0.38%            ( 0.59)%(a)
Portfolio turnover rate ................................................            94%                43%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................      $  0.02           $    0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................       $ 12.33          $   10.00
                                                                               -------          ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................          0.01               0.02
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................          4.46               2.45
                                                                               -------          ---------
 Total from investment operations ......................................          4.47               2.47
                                                                               -------          ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        ( 0.01)            ( 0.03)
 Distributions from realized gains .....................................            --             ( 0.04)
 Distributions in excess of realized gains .............................            --             ( 0.07)
                                                                               -------          ---------
 Total dividends and distributions .....................................        ( 0.01)            ( 0.14)
                                                                               -------          ---------
Net asset value, end of period .........................................       $ 16.79          $   12.33
                                                                               =======          =========
Total return ...........................................................         36.27%             24.70%(b)
                                                                               =======          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................       $175,015         $  39,695
Ratio of expenses to average net assets after waivers ..................          0.85%              0.85%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........          1.09%              2.13%(a)
Ratio of net investment income to average net assets after waivers .....          0.14%              0.58%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................        ( 0.10)%           ( 0.70)%(a)
Portfolio turnover rate ................................................            64%                47%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................       $  0.02          $    0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

T. ROWE PRICE EQUITY INCOME PORTFOLIO:


                                                                       CLASS IA                       CLASS IB
                                                                ---------------------- --------------------------------------
                                                                  NOVEMBER 24, 1998*                          MAY 1, 1997*
                                                                          TO                YEAR ENDED             TO
                                                                   DECEMBER 31, 1998    DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                ---------------------- ------------------- ------------------
Net asset value, beginning of period ..........................     $    13.22              $  12.08           $  10.00
                                                                    ----------              --------           --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.06                  0.22               0.10
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................         ( 0.09)+                0.87               2.11
                                                                    ----------              --------           --------
 Total from investment operations .............................         ( 0.03)                 1.09               2.21
                                                                    ----------              --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................         ( 0.24)               ( 0.22)            ( 0.09)
 Distributions from realized gains ............................         ( 0.28)               ( 0.28)            ( 0.04)
                                                                    ----------              --------           --------
 Total dividends and distributions ............................         ( 0.52)               ( 0.50)            ( 0.13)
                                                                    ----------              --------           --------
Net asset value, end of period ................................     $    12.67              $  12.67           $  12.08
                                                                    ==========              ========           ========
Total return ..................................................         ( 2.21)%(b)             9.11%             22.11%(b)
                                                                    ==========              ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................     $    2,415              $242,001           $ 99,947
Ratio of expenses to average net assets after waivers .........           0.60%(a)(1)           0.85%(1)           0.85%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           0.79%(a)(1)           1.04%(1)           1.74%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           2.45%(a)(1)           2.20%(1)           2.49%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           2.26%(a)(1)           2.01%(1)           1.60%(a)
Portfolio turnover rate .......................................             17%                   17%                 9%
 Effect of voluntary expense limitation during the period:
   (Note 6)
   Per share benefit to net investment income .................     $     0.03              $   0.02           $   0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:


                                                                                        CLASS IB
                                                                         --------------------------------------
                                                                                                MAY 1, 1997*
                                                                              YEAR ENDED             TO
                                                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                         ------------------- ------------------
Net asset value, beginning of period ...................................      $  9.85           $   10.00
                                                                              -------           ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................         0.06                0.02
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ...............................................         1.28              ( 0.17)
                                                                              -------           ---------
 Total from investment operations ......................................         1.34              ( 0.15)
                                                                              -------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................        ( 0.07)                --
 Dividends in excess of net investment income ..........................        ( 0.02)                --
 Distributions in excess of realized gains .............................            --                 --
                                                                              --------          ---------
 Total dividends and distributions .....................................        ( 0.09)                --
                                                                              --------          ---------
Net asset value, end of period .........................................      $ 11.10           $    9.85
                                                                              ========          =========
Total return ...........................................................         13.68%            ( 1.49)%(b)
                                                                              ========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................      $134,653          $  69,572
Ratio of expenses to average net assets after waivers ..................          1.20%              1.20%(a)
Ratio of expenses to average net assets before waivers (Note 6) ........          1.40%              2.56%(a)
Ratio of net investment income to average net assets after waivers .....          0.67%              0.45%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) ..............................................................          0.47%            ( 0.91)%(a)
Portfolio turnover rate ................................................            22%                17%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................      $  0.02           $    0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:


                                                                       CLASS IA                       CLASS IB
                                                                ---------------------- --------------------------------------
                                                                  NOVEMBER 24, 1998*                          MAY 1, 1997*
                                                                          TO                YEAR ENDED             TO
                                                                   DECEMBER 31, 1998    DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                ---------------------- ------------------- ------------------
Net asset value, beginning of period ..........................     $    10.40             $   11.85          $   10.00
                                                                    ----------             ---------          ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................................           0.03                  0.05               0.01
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................          0.23 +               ( 1.24)              1.90
                                                                    ----------             ---------          ---------
 Total from investment operations .............................           0.26                ( 1.19)              1.91
                                                                    ----------             ---------          ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........................         ( 0.06)               ( 0.04)            ( 0.01)
 Distributions in excess of realized gains ....................             --                    --             ( 0.05)
 Return of capital distributions ..............................         ( 0.01)               ( 0.01)                --
                                                                    ----------             ---------          ---------
 Total dividends and distributions ............................         ( 0.07)               ( 0.05)            ( 0.06)
                                                                    ----------             ---------          ---------
Net asset value, end of period ................................     $    10.59             $   10.61          $   11.85
                                                                    ==========             =========          =========
Total return ..................................................           2.63%(b)            (10.02)%            19.15%(b)
                                                                    ==========             =========          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................     $      747             $ 166,746          $ 120,880
Ratio of expenses to average net assets after waivers .........           0.75%(a)(1)           1.00%(1)           1.00%(a)
Ratio of expenses to average net assets before waivers
 (Note 6) .....................................................           0.92%(a)(1)           1.17%(1)           1.70%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................           0.72%(a)(1)           0.47%(1)           0.26%(a)
Ratio of net investment income to average net assets before
 waivers (Note 6) .............................................           0.55%(a)(1)           0.30%(1)         ( 0.44)%(a)
Portfolio turnover rate .......................................            111%                  111%                44%
 Effect of voluntary expense limitation during the period:
   (Note 6)
   Per share benefit to net investment income .................     $     0.17             $    0.02          $    0.03

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:


                                                                                           CLASS IB
                                                                            --------------------------------------
                                                                                                 AUGUST 20, 1997*
                                                                                 YEAR ENDED             TO
                                                                             DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                            ------------------- ------------------
Net asset value, beginning of period ......................................    $   7.96            $    10.00
                                                                               ---------           ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................................................        0.03                  0.04
 Net realized and unrealized (loss) on investments and foreign currency
   transactions ...........................................................       (2.18)                (2.06)
                                                                               ----------          ----------
 Total from investment operations .........................................       (2.15)                (2.02)
                                                                               ----------          ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................       (0.02)                (0.02)
                                                                               ----------          ----------
 Total dividends and distributions ........................................       (0.02)                (0.02)
                                                                               ----------          ----------
Net asset value, end of period ............................................    $   5.79            $     7.96
                                                                               ==========          ==========
Total return ..............................................................      (27.10)%              (20.16)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................    $ 41,359            $   21,433
Ratio of expenses to average net assets after waivers .....................        1.81%                 1.75%(a)
Ratio of expenses to average net assets before waivers (Note 6) ...........        2.63%                 2.61%(a)
Ratio of net investment income to average net assets after waivers ........        0.73%                 1.96%(a)
Ratio of net investment income to average net assets before waivers
 (Note 6) .................................................................       (0.09)%                1.10%(a)
Portfolio turnover rate ...................................................         114%                   25%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income .............................    $   0.03            $     0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

BT EQUITY 500 INDEX PORTFOLIO:**


                                                                                                CLASS IB
                                                                                           ------------------
                                                                                               YEAR ENDED
                                                                                            DECEMBER 31, 1998
                                                                                           ------------------
Net asset value, beginning of period ...................................................       $  10.00
                                                                                               --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................           0.06
 Net realized and unrealized gain on investments and foreign currency transactions .....           2.45
                                                                                               --------
 Total from investment operations ......................................................           2.51
                                                                                               --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................          (0.06)
                                                                                               --------
 Total dividends and distributions .....................................................          (0.06)
                                                                                               --------
Net asset value, end of period .........................................................       $  12.45
                                                                                               ========
Total return ...........................................................................          25.14%
                                                                                               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................       $224,247
Ratio of expenses to average net assets after waivers ..................................           0.55%
Ratio of expenses to average net assets before waivers (Note 6) ........................           0.83%
Ratio of net investment income to average net assets after waivers .....................           1.22%
Ratio of net investment income to average net assets before waivers (Note 6) ...........           0.94%
Portfolio turnover rate ................................................................              2%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................................       $   0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**


                                                                              CLASS IA             CLASS IB
                                                                       ---------------------- ------------------
                                                                         NOVEMBER 24, 1998*
                                                                                 TO               YEAR ENDED
                                                                          DECEMBER 31, 1998    DECEMBER 31, 1998
                                                                       ---------------------- ------------------
Net asset value, beginning of period .................................     $    11.67             $  10.00
                                                                           ----------             --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...............................................           0.03                 0.08
 Net realized and unrealized gain on investments and foreign currency
   transactions ......................................................           0.31                 1.92
                                                                           ----------             --------
 Total from investment operations ....................................           0.34                 2.00
                                                                           ----------             --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ................................         ( 0.17)              ( 0.15)
                                                                           ----------             --------
 Total dividends and distributions ...................................         ( 0.17)              ( 0.15)
                                                                           ----------             --------
Net asset value, end of period .......................................     $    11.84             $  11.85
                                                                           ==========             ========
Total return .........................................................           2.94%(b)            20.07%
                                                                           ==========             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................     $      735             $ 48,075
Ratio of expenses to average net assets after waivers ................           0.59%(a)(1)          0.84%(1)
Ratio of expenses to average net assets before waivers (Note 6) ......           1.24%(a)(1)          1.49%(1)
Ratio of net investment income to average net assets after waivers ...           1.36%(a)(1)          1.11%(1)
Ratio of net investment income to average net assets before waivers
 (Note 6) ............................................................           0.71%(a)(1)          0.46%(1)
Portfolio turnover rate ..............................................              3%                   3%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ........................     $     0.26             $   0.05

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

BT SMALL COMPANY INDEX PORTFOLIO:**


                                                                                                  CLASS IB
                                                                                             ------------------
                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1998
                                                                                             ------------------
Net asset value, beginning of period .....................................................        $ 10.00
                                                                                                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................           0.07
 Net realized and unrealized (loss) on investments and foreign currency transactions .....          (0.30)
                                                                                                  -------
 Total from investment operations ........................................................          (0.23)
                                                                                                  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................          (0.07)
 Distributions from realized gains .......................................................          (0.13)
 Distributions in excess of realized gains ...............................................          (0.01)
                                                                                                  -------
 Total dividends and distributions .......................................................          (0.21)
                                                                                                  -------
Net asset value, end of period ...........................................................        $  9.56
                                                                                                  =======
Total return .............................................................................          (2.27)%
                                                                                                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................        $32,609
Ratio of expenses to average net assets after waivers ....................................           0.60%
Ratio of expenses to average net assets before waivers (Note 6) ..........................           1.81%
Ratio of net investment income to average net assets after waivers .......................           1.18%
Ratio of net investment income to average net assets before waivers (Note 6) .............          (0.03)%
Portfolio turnover rate ..................................................................             35%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ............................................        $  0.07

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

JPM CORE BOND PORTFOLIO:**


                                                                                                CLASS IB
                                                                                           ------------------
                                                                                               YEAR ENDED
                                                                                            DECEMBER 31, 1998
                                                                                           ------------------
Net asset value, beginning of period ...................................................       $  10.00
                                                                                               --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................................................           0.21
 Net realized and unrealized gain on investments and foreign currency transactions .....           0.70
                                                                                               --------
 Total from investment operations ......................................................           0.91
                                                                                               --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................................................          (0.21)
 Dividends in excess of net investment income ..........................................          (0.01)
 Distributions from realized gains .....................................................          (0.11)
 Distributions in excess of realized gains .............................................          (0.01)
                                                                                               --------
 Total dividends and distributions .....................................................          (0.34)
                                                                                               --------
Net asset value, end of period .........................................................       $  10.57
                                                                                               ========
Total return ...........................................................................           9.02%
                                                                                               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................................................       $103,326
Ratio of expenses to average net assets after waivers ..................................           0.80%
Ratio of expenses to average net assets before waivers (Note 6) ........................           1.03%
Ratio of net investment income to average net assets after waivers .....................           4.95%
Ratio of net investment income to average net assets before waivers (Note 6) ...........           4.72%
Portfolio turnover rate ................................................................            428%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ..........................................       $   0.01

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Continued)

LAZARD LARGE CAP VALUE PORTFOLIO:**


                                                                                          CLASS IB
                                                                                     ------------------
                                                                                         YEAR ENDED
                                                                                      DECEMBER 31, 1998
                                                                                     ------------------
Net asset value, beginning of period .............................................        $ 10.00
                                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................           0.06
 Net realized and unrealized gain (loss) on investments and foreign currency
   transactions ..................................................................           1.94
                                                                                          -------
 Total from investment operations ................................................           2.00
                                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................          (0.06)
                                                                                          -------
 Total dividends and distributions ...............................................          (0.06)
                                                                                          -------
Net asset value, end of period ...................................................        $ 11.94
                                                                                          =======
Total return .....................................................................          20.01%
                                                                                          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................        $74,588
Ratio of expenses to average net assets after waivers ............................           0.90%
Ratio of expenses to average net assets before waivers (Note 6) ..................           1.20%
Ratio of net investment income to average net assets after waivers ...............           1.19%
Ratio of net investment income to average net assets before waivers (Note 6) .....           0.89%
Portfolio turnover rate ..........................................................             37%
 Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ....................................        $  0.02

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS--(Concluded)

LAZARD SMALL CAP VALUE PORTFOLIO:**


                                                                                                  CLASS IB
                                                                                             ------------------
                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1998
                                                                                             ------------------
Net asset value, beginning of period .....................................................        $ 10.00
                                                                                                  -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................           0.02
 Net realized and unrealized (loss) on investments and foreign currency transactions .....          (0.72)
                                                                                                  -------
 Total from investment operations ........................................................          (0.70)
                                                                                                  -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................          (0.03)
                                                                                                  -------
 Total dividends and distributions .......................................................          (0.03)
                                                                                                  -------
Net asset value, end of period ...........................................................        $  9.27
                                                                                                  =======
Total return .............................................................................          (7.03)%
                                                                                                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................        $51,046
Ratio of expenses to average net assets after waivers ....................................           1.20%
Ratio of expenses to average net assets before waivers (Note 6) ..........................           1.54%
Ratio of net investment income to average net assets after waivers .......................           0.52%
Ratio of net investment income to average net assets before waivers (Note 6) .............           0.18%
Portfolio turnover rate ..................................................................             21%
Effect of voluntary expense limitation during the period: (Note 6)
   Per share benefit to net investment income ............................................        $  0.02

----------
*     Commencement of Operations of respective class

** Portfolios that received initial capital on December 31, 1997 commenced operations on January 1, 1998.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.


(a)        Annualized

(b)        Total return is not annualized.

(1) Reflects overall fund ratios for investment income and non-class specific expense.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees
and Shareholders of
EQ Advisors Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 17, 1999

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED):


For the year ended December 31, 1998, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, foreign taxes which are expected to be passed through to shareholders as foreign tax credits, gross income derived from sources within foreign countries and finally long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return were as follows:



                                                   70% DIVIDEND        FOREIGN TAX        FOREIGN            LONG TERM
PORTFOLIOS:                                     RECEIVED DEDUCTION       CREDITS       SOURCE INCOME     CAPITAL GAIN--20%
--------------------------------------------   --------------------   -------------   ---------------   ------------------
Merrill Lynch Basic Value Equity
 Portfolio .................................            21.91                  --                --         $  562,400
Merrill Lynch World Strategy Portfolio .....            40.61                  --                --                 --
MFS Research Portfolio .....................            99.70                  --                --                 --
EQ Putnam Balanced Portfolio ...............            25.43                  --                --            238,196
EQ Putnam Growth & Income Value
 Portfolio .................................            53.82                  --                --            587,706
EQ Putnam International Portfolio ..........              --             $191,141        $1,490,222                 --
EQ Putnam Investors Growth Portfolio                    96.63                  --                --                 --
T. Rowe Price Equity Income Portfolio ......            58.37                  --                --          1,554,843
T. Rowe Price International Portfolio ......              --              201,638         1,848,403                 --
Warburg Pincus Small Company Value
 Portfolio .................................            99.50                  --                --                 --
Morgan Stanley Emerging Markets
 Equity Portfolio ..........................            20.32              29,792           633,502                 --
BT Equity 500 Index Portfolio ..............            81.58                  --                --                 --
BT International Equity Index Portfolio                   --               59,292           454,759                 --
BT Small Company Index Portfolio ...........            23.28                  --                --            102,113
JPM Core Bond Portfolio ....................              --                   --                --            271,660
Lazard Large Cap Value Portfolio ...........           100.00                  --                --                 --
Lazard Small Cap Value Portfolio ...........           100.00                  --                --                 --